[NICHOLAS APPLEGATE LOGO]
  INSTITUTIONAL FUNDS

SEMI-ANNUAL REPORT
(UNAUDITED)
INSTITUTIONAL SHARES
SEPTEMBER 30, 2001

LETTER TO SHAREHOLDERS
------------------------------------------------------------------------

DEAR FELLOW SHAREHOLDER,

The six months ended September 30, 2001 was an especially trying time for investors. During this period, a cyclical downturn in global economic and earnings growth continued to take its toll on financial markets worldwide and in the closing days of the period an unprecedented series of terrorist attacks on US soil brought added uncertainty, grief, outrage and market declines.

  Our goal in this semiannual report is both to review the performance of your investments over this six-month period and to provide some perspective on the new market dynamics resulting from the current global events.

  We are aware that investors in most of our growth-oriented mutual funds are disappointed in the period's performance. We share your disappointment. This has been one of the most difficult periods in modern times for growth investing. At the same time, we believe there are solid reasons for optimism and continued exposure to the growth portion of your portfolio.

  Early in the period, sharply declining business spending dampened GDP growth in the United States. Overseas, economic activity slumped in those developed and emerging nations that are connected to the US through trade. Domestic challenges facing a number of countries, such as persistent deflation and banking system troubles in Japan, also undermined growth.

  As economies around the world faltered, so did corporate profits and equity prices. Prior to September 11, however, there were signs that the worst might be behind us. For example, in the United States, the Index of Leading Economic Indicators made a pronounced upturn -- a fairly reliable signal that renewed economic growth is six months or so in the offing. Unfortunately, the index turned down swiftly in the wake of the terrorist actions on US soil and the uncertainty that followed.

  Key US stock market indices touched their lowest levels of 2001 in the days following the attacks. International exchanges also posted losses.

  In response, central banks worldwide continued to lower interest rates. In the United States, bond prices soared amid falling interest rates, low inflation and turbulent stock market conditions.

  Despite the difficult environment for equities during this period, we believe a number of factors pave the way for future gains. If history is a guide, the central banks' expansionary monetary policy is likely to spark vigorous recovery in economic and profit growth. By some measures, valuations are compelling following recent price declines. Finally, US and international stock markets rebounded during the last week of September and early October, indicating renewed investor enthusiasm. Investors who exited the market or sought refuge in cash in the days and weeks following the terrorist attacks may have missed some significant days of this recovery and as a result may have locked in the otherwise short-term losses from the attack. We believe investors who continue to follow carefully constructed asset allocation strategies will fare best over the long term.

  During the past six months, we made meaningful additions to our mutual fund offerings and our professional staff.

  In May, we launched the International Structured Fund and the Small Cap Value Fund. The International Structured Fund allows investors to seek growth opportunities with a systematic approach that integrates quantitative and fundamental analysis and closely manages risk. We developed the Small Cap Value Fund to uncover US companies that the market has overlooked or that face near-term challenges which may obscure long-term potential.

  In June, we welcomed Marna Whittington to Nicholas-Applegate in the newly created position of

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
president. Ms. Whittington, the former Chief Operating Officer of Morgan Stanley Asset Management, is responsible for all non-investment functions of the firm. Along with her detailed industry knowledge, she brings a wealth of experience in financial and administrative leadership. We are extremely pleased to have her on board.

  To our professional investment staff, we added Andrew Beal as the co-lead portfolio manager for our Emerging Countries strategy. Pedro Marcal, who had served in the role since the inception of the strategy, transitioned on to our Global Select team. We added investment analysts covering Japan equities, high yield bonds, US value equities and US small cap healthcare stocks. These additions reflect our continuing commitment to attracting and retaining the most capable staff in the industry to manage your investments.

  As we look toward the future, we remain optimistic. Since its founding more than two centuries ago, America has endured its share of adversity -- from wars to assassinations to political scandals. In every instance, our nation has prevailed. Our faith in the resolve of the American people and the strength of the global financial markets remains unwavering. We believe the best is yet to come.

  Thank you again for your support of the Nicholas-Applegate Institutional Funds. Through strict adherence to our proven investment approach, we are confident in our ability to deliver superior performance over time.

Best Regards,

/s/ Arthur E. Nicholas

Art Nicholas
Chairman

--------------------------------------------------------------------------------

TABLE OF CONTENTS
------------------------------------------------------------------------

                                                                           PAGE
The Funds' Review and Outlook, Performance and Schedule of Investments
  Worldwide Growth......................................................     1
  Global Select.........................................................     6
  Global Technology.....................................................    11
  Global Health Care....................................................    15
  International Core Growth.............................................    20
  International Small Cap Growth........................................    25
  International Structured..............................................    31
  Emerging Countries....................................................    36
  Pacific Rim...........................................................    41
  Latin America.........................................................    46
  Large Cap Growth......................................................    50
  Mid Cap Growth........................................................    53
  Small Cap Growth......................................................    57
  Mini Cap Growth.......................................................    64
  Value.................................................................    69
  Small Cap Value.......................................................    73
  Convertible...........................................................    77
  High Quality Bond.....................................................    81
  High Yield Bond.......................................................    88
The Funds':
  Financial Highlights..................................................    94
  Statement of Assets and Liabilities...................................   100
  Statement of Operations...............................................   104
  Statement of Changes in Net Assets....................................   108
  Notes to the Financial Statements.....................................   115

------------------------
This report is authorized for distribution to shareholders and to others only when preceded or accompanied by a currently effective prospectus for Nicholas-Applegate Institutional Funds Class I Shares. Distributor: Nicholas-Applegate Securities.

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                      (This page intentionally left blank)

WORLDWIDE GROWTH FUND INSTITUTIONAL SHARES
------------------------------------------------------------------------

  MANAGEMENT TEAM: CATHERINE SOMHEGYI NICHOLAS, Lead Portfolio Manager; ANDREW
B. GALLAGHER, Portfolio Manager; LORETTA J. MORRIS, Portfolio Manager; RANDALL
S. KAHN, CFA, Portfolio Manager; LAWRENCE S. SPEIDELL, CFA, Director of
Global & Systematic Management & Research; ANDREW BEAL, Portfolio Manager; ERNESTO RAMOS, PH.D., Portfolio Manager; MELISA GRIGOLITE, CFA, Portfolio Manager

  GOAL: The Worldwide Growth Fund seeks to maximize long-term capital appreciation through investment in growth-oriented companies around the world including the United States.

  MARKET OVERVIEW: A cyclical downturn in global economic growth and corporate profits sent world equity prices lower during the six months ended
September 30, 2001.

  Following sluggishness in the second half of 2000, US GDP growth continued to weaken in 2001. A steep falloff in capital spending -- especially technology -- led to production cutbacks, layoffs and a drop in consumer confidence. As the economy slowed, so did companies' earnings. Similar to the US, economic expansion decelerated throughout developed and emerging international countries, cutting into profits and undermining investor confidence.

  The events of September 11 magnified existing economic and financial market difficulties. To encourage confidence and jump-start growth, central banks worldwide stepped up already aggressive monetary easing, making a total of 26 interest-rate cuts in the wake of the terrorist strikes. After a sharp sell-off immediately following the attacks, stock prices stabilized during the last week of September.

  While this period's decline in equities affected most countries and sectors, economic and earnings concerns heightened investors' aversion to risk. As a result, developed markets proved more resilient than emerging markets, value stocks outperformed growth stocks, and healthcare and consumer staples bested technology and consumer discretionary names.

  PERFORMANCE: From April 1, 2001 through September 30, 2001, the Fund lost 22.0% compared to the MSCI All Country World Free Index, which dropped 12.3%.

  PORTFOLIO SPECIFICS: The Fund invests primarily in growth stocks. As a result, the fact that growth stocks underperformed this period hurt the Fund's results versus its style-neutral benchmark. Stock selection in the United States and the technology sector also detracted from relative performance.

  On a positive note, issue selection in Singapore and Germany contributed favorably to returns. Flextronics, a provider of technology manufacturing services headquartered in Singapore, and German-based SAP, an enterprise software company, were top performers.

  Based on our bottom-up analysis, we increased the Fund's exposure to the healthcare sector this period and decreased holdings in Japan.

  MARKET OUTLOOK: In the short term, we believe global stock prices will remain under pressure as prevailing conditions persist. Longer term, however, equity prices should climb higher due to:

  - Likelihood that monetary easing will spark a strong rebound in global GDP growth and corporate profits

  - Easier comparisons

  Throughout, we remain confident that our research-intensive investment process will lead us to stocks with the brightest earnings prospects.

--------------------------------------------------------------------------------

WORLDWIDE GROWTH FUND INSTITUTIONAL SHARES -- UNAUDITED
------------------------------------------------------------------------
COMPARISON OF CHANGE IN VALUE OF A $250,000 INVESTMENT IN WORLDWIDE GROWTH FUND INSTITUTIONAL SHARES WITH THE MSCI ALL COUNTRY WORLD INDEX FREE.

              ANNUALIZED TOTAL RETURNS
                   As of 9/30/01            SINCE
  1 YEAR              5 YEARS             INCEPTION
  -52.85%           6.95%                   9.53%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

         WORLDWIDE GROWTH FUND  MSCI ALL COUNTRY
         INSTITUTIONAL SHARES   WORLD FREE INDEX
4/19/93               $250,000          $250,000
4/93                  $252,968          $253,312
5/93                  $264,155          $259,031
6/93                  $263,470          $257,219
7/93                  $266,210          $262,365
8/93                  $284,018          $274,393
9/93                  $284,475          $269,938
10/93                 $285,388          $277,882
11/93                 $268,493          $264,184
12/93                 $286,073          $279,541
1/94                  $307,534          $298,123
2/94                  $306,849          $293,529
3/94                  $300,228          $280,263
4/94                  $306,393          $288,099
5/94                  $300,228          $289,902
6/94                  $295,205          $288,543
7/94                  $302,968          $295,312
8/94                  $315,297          $305,934
9/94                  $310,731          $299,519
10/94                 $312,329          $306,560
11/94                 $297,032          $293,335
12/94                 $294,625          $294,535
1/95                  $283,169          $287,750
2/95                  $290,730          $290,690
3/95                  $299,207          $303,937
4/95                  $310,891          $314,338
5/95                  $310,891          $317,495
6/95                  $316,618          $317,450
7/95                  $339,070          $332,411
8/95                  $338,154          $324,855
9/95                  $346,631          $334,006
10/95                 $334,946          $328,393
11/95                 $337,925          $338,141
12/95                 $339,841          $348,266
1/96                  $343,812          $355,391
2/96                  $350,819          $356,866
3/96                  $360,162          $362,563
4/96                  $383,285          $372,629
5/96                  $387,489          $372,490
6/96                  $385,153          $374,720
7/96                  $364,599          $360,513
8/96                  $373,008          $364,879
9/96                  $385,621          $378,246
10/96                 $385,854          $379,635
11/96                 $403,887          $399,728
12/96                 $402,740          $393,840
1/97                  $416,508          $400,505
2/97                  $412,206          $406,088
3/97                  $407,616          $398,129
4/97                  $417,656          $410,981
5/97                  $444,333          $435,190
6/97                  $468,715          $457,624
7/97                  $503,998          $478,266
8/97                  $476,174          $445,266
9/97                  $515,185          $468,131
10/97                 $473,305          $439,402
11/97                 $473,717          $445,959
12/97                 $474,948          $451,614
1/98                  $485,099          $461,525
2/98                  $518,321          $493,420
3/98                  $550,620          $514,244
4/98                  $570,307          $518,780
5/98                  $571,845          $508,594
6/98                  $588,763          $517,508
7/98                  $597,903          $517,735
8/98                  $500,112          $445,082
9/98                  $510,613          $453,996
10/98                 $538,178          $495,470
11/98                 $579,280          $525,490
12/98                 $655,344          $549,692
1/99                  $711,146          $560,868
2/99                  $692,545          $547,110
3/99                  $739,379          $572,014
4/99                  $771,931          $597,083
5/99                  $762,298          $576,427
6/99                  $816,107          $605,825
7/99                  $822,086          $602,855
8/99                  $823,747          $602,884
9/99                  $836,701          $596,034
10/99                 $888,517          $626,312
11/99               $1,006,433          $645,700
12/99               $1,223,995          $699,806
1/00                $1,150,256          $663,370
2/00                $1,308,031          $665,718
3/00                $1,285,112          $709,128
4/00                $1,171,514          $676,872
5/00                $1,097,444          $659,647
6/00                $1,192,772          $681,858
7/00                $1,137,634          $661,847
8/00                $1,237,281          $682,248
9/00                $1,144,610          $644,536
10/00               $1,043,634          $631,641
11/00                 $908,501          $592,522
12/00                 $914,633          $602,379
1/01                  $888,789          $617,848
2/01                  $772,707          $565,895
3/01                  $691,670          $527,846
4/01                  $760,004          $566,125
5/01                  $730,655          $559,789
6/01                  $698,240          $542,644
7/01                  $668,891          $533,986
8/01                  $615,450          $509,476
9/30/01               $539,669          $462,808

The graph above shows the value of a hypothetical $250,000 investment in the Fund's Class I shares compared with the Morgan Stanley Capital International All Country World Index Free ("MSCI ACW Free") over the periods indicated. The Fund's Class I shares calculate their performance based upon the historical performance of their corresponding series of Nicholas-Applegate Mutual Funds (renamed Pilgrim Mutual Funds), adjusted to reflect all fees and expenses applicable to the Fund's Class I shares. The Nicholas-Applegate Institutional Funds' Class I shares were first available on May 7, 1999. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Absent expense limitations, total returns would have been slightly lower. The total returns shown above do not show the effects of income taxes on an individual's investment. In most cases, taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. Past performance cannot guarantee future results.

The MSCI ACW Free Index is a market capitalization weighted index composed of 1,784 companies with average market capitalizations of US $5.9 billion. The index is representative of the market structure of 22 developed countries in North America, Europe, and the Pacific Rim. The index is calculated without dividends or with gross dividends invested, in both US dollars and local currencies.

The unmanaged index differs from the Fund in composition, does not pay management fees or expenses and includes reinvested dividends. One cannot invest directly in an index.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility and the social, economic and political climates of countries where the Fund invests. You may have a gain or loss when you sell your shares.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 2001 -- UNAUDITED
------------------------------------------------------------------------

WORLDWIDE GROWTH FUND

                                          NUMBER
                                        OF SHARES      VALUE
---------------------------------------------------------------
COMMON STOCK -- 96.2%
---------------------------------------------------------------
AUSTRALIA -- 0.3%
  Woolworths, Ltd.....................      35,500  $   207,603
                                                    -----------
BELGIUM -- 0.3%
  Interbrew *.........................       8,700      221,055
                                                    -----------
BERMUDA -- 2.4%
  Tyco International, Ltd.............      38,200    1,738,100
                                                    -----------
CANADA -- 3.1%
  Biovail Corp.*......................       6,800      315,520
  Loblaw Cos., Ltd....................       8,300      283,987
  Manulife Financial Corp.............      19,100      500,611
  Placer Dome, Inc....................      17,500      223,825
  Precision Drilling Corp.*...........       5,500      116,160
  Suncor Energy, Inc..................      16,000      445,654
  Talisman Energy, Inc................       8,800      299,288
                                                    -----------
                                                      2,185,045
                                                    -----------
CAYMAN ISLANDS -- 0.2%
  Transocean Sedco Forex, Inc.........       6,600      174,240
                                                    -----------
DENMARK -- 0.7%
  Novo-Nordisk AS Cl. B...............      11,300      469,164
                                                    -----------
FINLAND -- 1.0%
  Nokia Corp. -- ADR..................      19,800      309,870
  Stora Enso OYJ R Shares.............      33,700      375,960
                                                    -----------
                                                        685,830
                                                    -----------
FRANCE -- 5.5%
  Alstom..............................      10,900      166,569
  Assurances Generales de France......       3,500      160,329
  Aventis S.A.........................       5,300      402,065
  BNP Paribas S.A.....................       4,500      368,014
  Castorama Dubois Investissement
    S.A.*.............................       7,400      343,698
  Lafarge S.A.........................       2,700      219,948
  L'Oreal S.A.........................       4,700      324,018
  Peugeot S.A.........................       4,700      175,064
  Sanofi-Synthelabo S.A...............       6,900      449,294
  Suez S.A............................       9,200      305,813
  TotalFinaElf S.A....................       5,237      703,477
  Vivendi Environment.................       8,700      336,890
                                                    -----------
                                                      3,955,179
                                                    -----------
GERMANY -- 2.9%
  BASF AG.............................       5,200      182,796
  Bayerische Motoren Werke AG.........      11,200      285,086
  Deutsche Bank AG....................       6,500      354,285
  E.On AG.............................      11,900      611,225
  Fresenius Medical Care AG...........       3,300      252,446
  Muenchener
    Rueckversicherungs-Gesellschaft
    AG................................       1,600      415,279
                                                    -----------
                                                      2,101,117
                                                    -----------
GREECE -- 0.3%
  Hellenic Telecommunications
    Organization S.A..................      14,500      234,788
                                                    -----------
                                          NUMBER
                                        OF SHARES      VALUE
---------------------------------------------------------------

IRELAND -- 0.7%
  Allied Irish Banks PLC..............      29,587  $   265,946
  Bank of Ireland.....................      30,400      241,139
                                                    -----------
                                                        507,085
                                                    -----------
ISRAEL -- 0.5%
  Teva Pharmaceutical Industries,
    Ltd. -- ADR.......................       5,700      344,565
                                                    -----------
ITALY -- 1.8%
  Autostrade SpA......................      71,500      455,805
  ENI SpA.............................      22,100      274,324
  R.A.S. SpA..........................      45,600      548,169
                                                    -----------
                                                      1,278,298
                                                    -----------
JAPAN -- 5.9%
  Ajinomoto Co., Inc..................      24,000      276,404
  Daikin Industries, Ltd..............      22,000      311,173
  Eisai Co., Ltd......................      13,000      315,370
  Fuji Photo Film Co., Ltd............       8,000      275,329
  Fujisawa Pharmaceutical Co., Ltd....      10,000      227,902
  ITO-YOKADO Co., Ltd.................       1,000       44,405
  Japan Tobacco, Inc..................          32      232,620
  Marui Co., Ltd......................      28,000      383,581
  Mitsui Fudosan Co., Ltd.............      22,000      251,154
  Nomura Holdings, Inc................      17,000      222,186
  NTT DoCoMo, Inc.....................          13      175,690
  OJI Paper Co., Ltd..................      17,000       85,478
  Oriental Land Co., Ltd..............       1,400       86,376
  ORIX Corp.*.........................       2,000      167,044
  Seven-Eleven Japan Co., Ltd.........       5,000      202,300
  Shionogi & Co., Ltd.................      13,000      244,439
  Sumitomo Mitsui Banking Corp........      30,000      215,059
  Takeda Chemical Industries, Ltd.....       6,000      277,008
  Tokyo Electric Power Co., Inc.......       8,200      204,432
                                                    -----------
                                                      4,197,950
                                                    -----------
MEXICO -- 0.3%
  America Movil S.A. de C.V...........      14,400      213,552
                                                    -----------
NETHERLANDS -- 3.0%
  Aegon N.V...........................      16,100      421,100
  ASM Lithography Holding N.V.*.......      22,000      246,620
  Fortis (NL) N.V.*...................      16,600      405,455
  Heineken N.V........................       7,125      270,061
  ING Groep N.V.......................      16,800      450,272
  Koninklijke Ahold N.V...............      13,400      372,203
                                                    -----------
                                                      2,165,711
                                                    -----------
NETHERLANDS ANTILLES -- 0.5%
  Schlumberger, Ltd...................       8,200      374,740
                                                    -----------
PORTUGAL -- 0.5%
  Portugal Telecom SGPS S.A.*.........      45,900      333,573
                                                    -----------
SINGAPORE -- 0.7%
  Singapore Telecommunications,
    Ltd...............................     502,000      514,405
                                                    -----------
SOUTH KOREA -- 0.4%
  Korea Telecom Corp. -- ADR..........      13,600      248,744
                                                    -----------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WORLDWIDE GROWTH FUND

                                          NUMBER
                                        OF SHARES      VALUE
---------------------------------------------------------------
COMMON STOCK (Continued)
---------------------------------------------------------------
SPAIN -- 1.8%
  Banco Popular Espanol S.A...........       9,400  $   325,302
  Iberdrola S.A.......................      28,700      390,750
  Inditex *...........................      12,200      205,545
  Repsol YPF S.A......................      11,900      171,230
  Telefonica S.A.*....................      16,044      177,381
                                                    -----------
                                                      1,270,208
                                                    -----------
SWEDEN -- 0.7%
  Svenska Handelsbanken A.B...........      36,700      476,471
                                                    -----------
SWITZERLAND -- 2.3%
  Nestle S.A..........................       1,900      405,506
  Novartis AG.........................      16,676      653,010
  Serono S.A. ADR.....................      11,800      223,964
  Swiss Re-Regd.......................       3,400      334,426
  Swisscom AG.........................         100       28,209
                                                    -----------
                                                      1,645,115
                                                    -----------
UNITED KINGDOM -- 13.9%
  Abbey National PLC..................      26,700      391,625
  Allied Domecq PLC...................      70,500      392,696
  BAE Systems PLC*....................      87,700      426,635
  Barclays PLC........................      14,400      395,972
  BG Group PLC........................      83,300      321,062
  BP PLC..............................      78,700      650,039
  British American Tobacco PLC........      67,100      592,687
  British Sky Broadcasting Group
    PLC*..............................      50,800      440,872
  Centrica PLC........................     177,400      555,344
  Compass Group PLC...................      51,400      358,450
  Diageo PLC..........................      76,100      799,127
  Friends Provident PLC*..............      87,200      247,345
  GlaxoSmithKline PLC.................      20,600      581,296
  Pearson PLC.........................      16,500      176,783
  Powergen PLC........................      21,000      225,614
  Reckitt Benckiser PLC...............      39,000      560,573
  Rentokil Initial PLC *..............      77,000      278,391
  Royal Bank of Scotland Group PLC....      18,000      396,290
  Scottish Power PLC..................      67,000      402,742
  Shire Pharmaceuticals Group PLC *...      23,300      315,045
  South African Breweries PLC (GBP)...      21,200      132,420
  South African Breweries PLC (ZAR)...      15,300       94,099
  Tesco PLC...........................      96,400      362,698
  United Utilities PLC................      40,700      378,640
  Vodafone Group PLC..................     189,100      416,880
                                                    -----------
                                                      9,893,325
                                                    -----------
UNITED STATES -- 46.5%
  Abbott Laboratories.................      26,200    1,358,470
  Amgen, Inc.*........................      25,800    1,516,266
  AOL Time Warner, Inc.*..............      46,300    1,532,530
  Applied Materials, Inc.*............      14,500      412,380
  Applied Micro Circuits Corp.*.......       1,200        8,388
                                          NUMBER
                                        OF SHARES      VALUE
---------------------------------------------------------------

UNITED STATES (CONTINUED)
  AT&T Wireless Services, Inc.*.......      70,800  $ 1,057,752
  Brocade Communications
    Systems, Inc.*....................      10,800      151,524
  Capital One Financial Corp..........      15,800      727,274
  Cendant Corp.*......................      76,500      979,200
  Cisco Systems, Inc.*................      86,600    1,054,788
  Citigroup, Inc......................      34,900    1,413,450
  Dell Computer Corp.*................      59,200    1,096,976
  eBay, Inc.*.........................      24,500    1,120,875
  Fannie Mae..........................       8,700      696,522
  General Electric Co.................      20,500      762,600
  IDEC Pharmaceuticals Corp.*.........      13,100      649,367
  Intel Corp..........................      36,400      742,196
  International Business Machines
    Corp..............................       7,100      655,330
  Johnson & Johnson...................      23,600    1,307,440
  King Pharmaceuticals, Inc.*.........      19,000      797,050
  KLA-Tencor Corp.*...................      13,000      410,540
  L-3 Communications
    Holdings, Inc.*...................       8,300      725,835
  McKesson Corp.......................      32,600    1,231,954
  Medtronic, Inc......................      12,400      539,400
  MGM Grand, Inc......................      66,800    1,501,664
  Microsoft Corp.*....................      34,600    1,770,482
  Pfizer, Inc.........................      16,100      645,610
  QUALCOMM, Inc.*.....................      22,600    1,074,404
  Santa Fe International Corp.........      15,600      331,500
  Tenet Healthcare Corp.*.............      13,300      793,345
  Texas Instuments, Inc...............      32,700      816,846
  The Home Depot, Inc.................      30,700    1,177,959
  UnitedHealth Group, Inc.............      25,500    1,695,750
  Viacom, Inc. Cl. A*.................      18,000      629,100
  Wal-Mart Stores, Inc................      25,300    1,252,350
  WorldCom, Inc.*.....................      35,700      536,928
                                                    -----------
                                                     33,174,045
                                                    -----------
TOTAL COMMON STOCK
  (Cost: $77,750,753).............................   68,609,908
                                                    -----------

                                        PRINCIPAL
                                          AMOUNT
---------------------------------------------------------------
TIME DEPOSIT -- 4.0%
---------------------------------------------------------------
  Bank One Grand Cayman
    2.660%, 10/01/01
    (Cost: $2,854,814)................  $2,854,814    2,854,814
                                                    -----------

TOTAL INVESTMENTS -- 100.2%
  (Cost: $80,605,567).............................    71,464,722
LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.2%)...      (148,593)
                                                     -----------
NET ASSETS -- 100.0%..............................   $71,316,129
                                                     -----------
                                                     -----------
---------------

* Non-income producing securities

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS BY INDUSTRY AS OF SEPTEMBER 30, 2001 -- UNAUDITED
------------------------------------------------------------------------
WORLDWIDE GROWTH FUND

                                  PERCENTAGE OF
INDUSTRY                           NET ASSETS
--------                          -------------
Aerospace/Defense...............        0.6%
Applications Software...........        2.5
Audio/Video Products............        0.4
Auto -- Cars/Light Trucks.......        0.6
Banking.........................        2.1
Beverages -- Alcoholic..........        2.7
Biotechnology...................        3.0
Broadcasting....................        1.5
Building & Construction.........        0.6
Building Products...............        0.7
Chemicals.......................        0.2
Commercial Banks................        0.7
Commercial Services.............        1.4
Computer -- Services............        0.2
Computers.......................        2.4
Consulting......................        0.4
Cosmetics & Toiletries..........        1.2
Diversified Financial
  Services......................        6.1
Diversified Manufacturing.......        3.5
Diversified Operations..........        0.5
Drilling........................        0.9
Drugs/Pharmaceuticals...........       10.7
E-Commerce/Services.............        1.6
Electric........................        2.6
Electronic
  Components/Semiconductors.....        3.7
Electronics.....................        1.0
Food............................        3.2
Insurance.......................        3.3
Leisure/Gaming..................        2.2

                                  PERCENTAGE OF
INDUSTRY                           NET ASSETS
--------                          -------------
Machinery.......................        0.2%
Medical -- HMO..................        2.4
Medical -- Hospitals............        1.1
Medical -- Services.............        1.7
Medical Instruments.............        0.7
Medical Products................        2.2
Mining..........................        0.3
Money Center Banks..............        1.0
Multimedia......................        2.4
Networking Products.............        1.5
Oil & Gas Producers.............        4.8
Oil & Gas Services..............        0.5
Paper & Related Products........        0.6
Real Estate Development.........        0.4
Reinsurance.....................        1.1
Retail -- Apparel...............        0.3
Retail -- Building Products.....        2.1
Retail -- Convenience Store.....        0.3
Retail -- Department Stores.....        0.5
Retail -- Discount..............        1.8
Retail -- Miscellaneous.........        0.1
Telecommunications..............        5.5
Telecommunications Equipment....        2.0
Tobacco.........................        1.2
Water...........................        1.0
Time Deposit....................        4.0
Liabilities in Excess of Other
  Assets........................       (0.2)
                                      -----
NET ASSETS......................      100.0%
                                      =====

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

GLOBAL SELECT FUND INSTITUTIONAL SHARES
(formerly Global Blue Chip Fund)
------------------------------------------------------------------------

  MANAGEMENT TEAM: CATHERINE SOMHEGYI NICHOLAS, Chief Investment Officer and Lead Portfolio Manager; PEDRO V. MARCAL, JR., Portfolio Manager; LAWRENCE S. SPEIDELL, CFA, Director of Global & Systematic Management & Research; LORETTA J. MORRIS, Portfolio Manager; RANDALL S. KAHN, CFA, Portfolio Manager; ANDREW BEAL, Portfolio Manager; ERNESTO RAMOS, PH.D., Portfolio Manager

  GOAL: The Global Select Fund seeks to maximize long-term capital appreciation by investing in companies that in the opinion of the Investment Adviser represent the "best of the best" globally.

  MARKET OVERVIEW: World stocks markets fell from April 1, 2001 through September 30, 2001. Losses were precipitated by:

  - A cyclical downturn in global GDP growth, led by the United States

  - Dampening effect of slower economic activity on corporate profits and investor confidence

  In early September, there were signs that the US economy had bottomed such as an upturn in the index of leading economic indicators. However, the terrorist strikes dashed hopes of imminent recovery. While global equities sold off immediately after the attacks, prices firmed in the last days of September.

  Throughout the period, central banks worldwide continued to aggressively ease monetary policy in an effort to spur growth, accelerating their efforts in the wake of the attacks. Between December 1, 2000 and September 30, 2001, central banks worldwide made a total of 141 interest-rate cuts.

  This period's downturn in equity prices impacted most countries and industries. However, economic and profit worries decreased investors' appetite for risk. As a result, value stocks bested growth stocks, developed markets proved more resilient than emerging markets, and healthcare and consumer staples outperformed technology and consumer discretionary names.

  PERFORMANCE: The Fund's value dropped 14.6% during the six months ended September 30, 2001, while the MSCI All Country Word Index Free lost 12.3%. During the three years ended September 30, 2001, the Fund gained 18.1%, annualized, versus the MSCI All Country World Index Free, up 0.5%.

  PORTFOLIO SPECIFICS: The fact that growth stocks underperformed this period hurt results versus the broad-market benchmark, since the Fund's holdings are concentrated in shares of high-quality growth companies. Stock selection in the United States and the energy sector also hurt relative returns, as did being overweight technology.

  On a favorable note, issue selection in Singapore and among healthcare and financial services firms positively impacted results. Top-performing holdings included Flextronics, based in Sinagpore, and Province Healthcare and Washington Mutual, both located in the United States.

  Based on our bottom-up research, we decreased the Fund's exposure to technology companies during the period as we uncovered better candidates elsewhere, especially in the healthcare sector.

  MARKET OUTLOOK: Our near-term outlook for the world's stock markets is cautious since the terrorist attacks most likely delayed an economic and profit recovery. Longer term, however, easier comparisons and expectations for continued global easing should spark a rally in equities. Country-specific developments such as fiscal stimulus in the US and tax and pension reform in Europe are also likely to support price gains. Finally, the steeper decline in earnings predicted over the next few quarters could accelerate an upturn in 2002.

  As events unfold, we remain optimistic that our highly adaptable investment process will continue to identify companies with strong fundamentals.

--------------------------------------------------------------------------------

GLOBAL SELECT FUND INSTITUTIONAL SHARES -- UNAUDITED
(formerly Global Blue Chip Fund)
------------------------------------------------------------------------
COMPARISON OF CHANGE IN VALUE OF A $250,000 INVESTMENT IN GLOBAL SELECT FUND INSTITUTIONAL SHARES WITH THE MSCI ALL COUNTRY WORLD INDEX FREE.

              ANNUALIZED TOTAL RETURNS
                   As of 9/30/01
                                            SINCE
  1 YEAR                                  INCEPTION
  -40.09%                                  17.27%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

          GLOBAL SELECT FUND   MSCI ALL COUNTRY
         INSTITUTIONAL SHARES    WORLD INDEX
9/30/97              $250,000          $250,000
10/97                $235,000          $234,658
11/97                $236,200          $238,159
12/97                $247,000          $241,179
1/98                 $255,800          $246,472
2/98                 $275,000          $263,505
3/98                 $296,200          $274,626
4/98                 $310,400          $277,049
5/98                 $311,200          $271,609
6/98                 $325,800          $276,369
7/98                 $334,000          $276,491
8/98                 $277,000          $237,691
9/98                 $286,800          $242,452
10/98                $298,200          $264,600
11/98                $319,687          $280,632
12/98                $361,061          $293,557
1/99                 $397,187          $299,526
2/99                 $377,610          $292,178
3/99                 $413,333          $305,478
4/99                 $428,469          $318,865
5/99                 $414,745          $307,835
6/99                 $463,385          $323,534
7/99                 $473,678          $321,948
8/99                 $491,842          $321,963
9/99                 $507,786          $318,306
10/99                $557,636          $334,475
11/99                $652,092          $344,829
12/99                $828,075          $373,724
1/00                 $772,143          $354,265
2/00                 $903,653          $355,519
3/00                 $870,639          $378,702
4/00                 $805,975          $361,476
5/00                 $766,140          $352,277
6/00                 $816,070          $364,139
7/00                 $792,060          $353,452
8/00                 $854,814          $364,347
9/00                 $789,332          $344,207
10/00                $724,941          $337,321
11/00                $659,497          $316,430
12/00                $702,601          $321,694
1/01                 $693,118          $329,955
2/01                 $596,133          $302,210
3/01                 $553,891          $281,891
4/01                 $615,099          $302,333
5/01                 $601,737          $298,949
6/01                 $594,840          $289,793
7/01                 $578,030          $285,169
8/01                 $533,201          $272,080
9/30/01              $472,855          $247,157

The graph above shows the value of a hypothetical $250,000 investment in the Fund's Class I shares compared with the Morgan Stanley Capital International All Country World Index Free ("MSCI ACW Free") over the periods indicated. The Fund's Class I shares calculate their performance based upon the historical performance of their corresponding series of Nicholas-Applegate Mutual Funds (renamed Pilgrim Mutual Funds). The Nicholas-Applegate Institutional Funds' Class I shares were first available on May 7, 1999. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Absent expense limitations, total returns would have been slightly lower. The total returns shown above do not show the effects of income taxes on an individual's investment. In most cases, taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. Past performance cannot guarantee future results.

The MSCI ACW Index Free is a market capitalization weighted index composed of 1,784 companies with average market capitalizations of US $5.9 billion. The index is representative of the market structure of 22 developed countries in North America, Europe, and the Pacific Rim. The index is calculated without dividends or with gross dividends invested, in both US dollars and local currencies.

The unmanaged Index differs from the Fund in composition, does not pay management fees or expenses and includes reinvested dividends. One cannot invest directly in an index.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility and the social, economic and political climates of countries where the Fund invests. You may have a gain or loss when you sell your shares.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 2001 -- UNAUDITED
------------------------------------------------------------------------

GLOBAL SELECT FUND

                                            NUMBER
                                          OF SHARES      VALUE
-----------------------------------------------------------------
COMMON STOCK -- 95.3%
-----------------------------------------------------------------
BELGIUM -- 0.5%
  Interbrew*............................       5,400  $   137,206
                                                      -----------
BERMUDA -- 0.7%
  Tyco International, Ltd...............       4,600      209,300
                                                      -----------
CANADA -- 5.8%
  Biovail Corp.*........................      13,900      644,960
  Cott Corp.*...........................      26,800      403,072
  Manulife Financial Corp...............      12,500      327,625
  Tembec, Inc.*.........................      48,100      307,533
                                                      -----------
                                                        1,683,190
                                                      -----------
FINLAND -- 1.3%
  Nokia Corp. -- ADR....................      24,200      378,730
                                                      -----------
FRANCE -- 1.9%
  Sanofi-Synthelabo S.A.................       4,400      286,506
  Vivendi Environment...................       7,000      271,061
                                                      -----------
                                                          557,567
                                                      -----------
HONG KONG -- 0.7%
  Fountain Set (Holdings), Ltd.*........   1,702,000      185,486
                                                      -----------
NETHERLANDS -- 3.3%
  Aegon N.V.............................      22,300      582,030
  Fortis (NL) N.V.*.....................      15,000      366,375
                                                      -----------
                                                          948,405
                                                      -----------
NORWAY -- 1.1%
  Gjensidige NOR Sparebank..............      12,400      328,540
                                                      -----------
SOUTH KOREA -- 0.7%
  Samsung Electronics...................       1,890      202,062
                                                      -----------
SWEDEN -- 2.1%
  Svenska Cellulosa AB Cl. B............      16,200      352,309
  Svenska Handelsbanken AB Cl. A........      20,500      266,149
                                                      -----------
                                                          618,458
                                                      -----------
TAIWAN -- 1.9%
  Taiwan Semiconductor Manufacturing
    Co., Ltd.*..........................     400,200      541,563
                                                      -----------
UNITED KINGDOM -- 5.9%
  BAE Systems PLC*......................      79,900      388,690
  Barclays PLC..........................      12,700      349,226
  BP PLC................................      42,200      348,560
  British Energy PLC -- ADR.*...........      17,700      276,120
  Royal Bank of Scotland Group PLC......      16,300      358,862
                                                      -----------
                                                        1,721,458
                                                      -----------
UNITED STATES -- 69.4%
  Amazon.Com, Inc.*.....................      22,800      136,116
  Apache Corp...........................      10,300      442,900
  Blockbuster, Inc. Cl. A...............      26,000      569,400
                                            NUMBER
                                          OF SHARES      VALUE
-----------------------------------------------------------------

UNITED STATES (CONTINUED)
  Borders Group, Inc.*..................      16,300  $   312,145
  Boston Scientific Corp.*..............      30,700      629,350
  CACI International, Inc. Cl A*........       8,400      459,144
  Cardinal Health, Inc..................       8,400      621,180
  Caremark Rx, Inc.*....................      24,000      400,320
  Cendant Corp.*........................      36,500      467,200
  Citigroup, Inc........................       7,900      319,950
  CSX Corp.*............................      10,300      324,450
  Dell Computer Corp.*..................      20,500      379,865
  eBay, Inc.*...........................       9,500      434,625
  Equity Office Properties Trust........      12,400      396,800
  Fannie Mae............................       9,100      728,546
  General Dynamics Corp.................       6,800      600,576
  General Electric Co...................      13,000      483,600
  HEALTHSOUTH Corp.*....................      26,600      432,516
  Hot Topic, Inc.*......................       5,800      145,580
  International Business Machines
    Corp................................       6,500      599,950
  Johnson & Johnson.....................      10,100      559,540
  KLA-Tencor Corp.*.....................       7,200      227,376
  Kraft Foods, Inc. Cl. A...............      18,100      622,097
  McKesson Corp.........................      14,200      536,618
  Microsoft Corp.*......................      11,800      603,806
  NVIDIA Corp.*.........................      11,000      302,170
  Pactiv Corp.*.........................      11,300      163,737
  PeopleSoft, Inc.*.....................      12,700      229,108
  Philip Morris Co., Inc................      12,200      589,138
  Province Healthcare Co.*..............      17,000      624,580
  QUALCOMM, Inc.*.......................      11,900      565,726
  Renal Care Group, Inc.*...............      12,800      393,856
  Sanmina Corp.*........................      18,100      245,798
  Shaw Group, Inc.*.....................      21,100      594,387
  Smith International, Inc.*............      13,900      505,960
  Southwest Airlines Co.................      21,600      320,544
  Sungard Data Systems, Inc.*...........      30,600      715,122
  Tenet Healthcare Corp.*...............      10,900      650,185
  UTStarcom, Inc.*......................      11,700      190,125
  Verizon Communications, Inc...........       5,300      286,783
  Wal-Mart Stores, Inc..................       6,100      301,950
  Washington Mutual, Inc................      23,100      888,888
  Waste Management, Inc.................      10,900      291,466
  Waters Corp.*.........................       9,100      325,507
  Weatherford International, Inc.*......      19,000      484,690
                                                      -----------
                                                       20,103,370
                                                      -----------
TOTAL COMMON STOCK
  (Cost: $30,022,675)...............................   27,615,335
                                                      -----------
-----------------------------------------------------------------
WARRANT -- 0.7%
-----------------------------------------------------------------
UNITED KINGDOM -- 0.7%
  UBS AG London -- Asustek
    Computer, Inc. -- Wts 06/10/02......      63,400      190,200
                                                      -----------
TOTAL WARRANT
  (Cost: $281,747)..................................      190,200
                                                      -----------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                          PRINCIPAL
                                            AMOUNT       VALUE
-----------------------------------------------------------------
TIME DEPOSIT -- 4.5%
-----------------------------------------------------------------
  Wells Fargo Bank (Nassau)
    2.660%, 10/01/01
    (Cost: $1,313,146)..................  $1,313,146  $ 1,313,146
                                                      -----------

TOTAL INVESTMENTS -- 100.5%
  (Cost: $31,617,568).............................    29,118,681
LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.5%)...      (153,921)
                                                     -----------
NET ASSETS -- 100.0%..............................   $28,964,760
                                                     -----------
                                                     -----------
---------------

* Non-income producing

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS BY INDUSTRY AS OF SEPTEMBER 30, 2001 -- UNAUDITED
------------------------------------------------------------------------
GLOBAL SELECT FUND

                                  PERCENTAGE OF
INDUSTRY                           NET ASSETS
--------                          -------------
Aerospace/Defense...............        3.4%
Airlines........................        1.1
Banking.........................        6.4
Beverages -- Alcoholic..........        0.5
Beverages -- Non-alcoholic......        1.4
Commercial Services.............        1.6
Computer Services...............        4.1
Computer Software...............        2.1
Computers.......................        4.1
Containers -- Paper/Plastic.....        0.6
Dialysis Centers................        1.4
Diversified Financial
  Services......................        4.9
Diversified Manufacturing.......        2.4
Drugs/Pharmaceuticals...........        5.4
E-Commerce/Products.............        2.0
Electric........................        1.0
Electronic
  Components/Miscellaneous......        0.8
Electronic
  Components/Semiconductors.....        3.7
Electronics.....................        0.7
Enterprise Software/Service.....        0.8
Food............................        2.1
Forestry........................        1.1
Insurance.......................        3.1
Medical -- Hospitals............        4.4
Medical Instruments.............        2.2
Medical Products................        1.9

                                  PERCENTAGE OF
INDUSTRY                           NET ASSETS
--------                          -------------
Medical Services................        3.2%
Money Center Banks..............        1.2
Non-harzardous Waste Disposal...        1.0
Oil & Gas Producers.............        2.7
Oil & Gas Services..............        1.7
Oil Field Machine & Equipment...        1.7
Paper & Related Products........        1.2
Physical Therapy/Rehabilitative
  Centers.......................        1.5
REITS-Office Property...........        1.4
Retail -- Apparel...............        0.5
Retail -- Bookstore.............        1.1
Retail -- Discount..............        1.0
Retail -- Video Rental..........        2.0
Scientific Instruments..........        1.1
Steel Pipe & Tube...............        2.0
Telecommunications Equipment....        3.9
Telephone -- Integrated.........        1.0
Textile Products................        0.6
Tobacco.........................        2.0
Transportation -- Rail..........        1.1
Water Treatment Systems.........        0.9
Time Deposit....................        4.5
Liabilities in Excess of Other
  Assets........................       (0.5)
                                      -----
NET ASSETS......................      100.0%
                                      =====

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

GLOBAL TECHNOLOGY FUND INSTITUTIONAL SHARES
------------------------------------------------------------------------

  MANAGEMENT TEAM: CHRISTOPHER ANGIOLETTI, Portfolio Manager; JASON CAMPBELL, Portfolio Manager; EVAN LUNDQUIST, Portfolio Manager; ANDREW B. GALLAGHER, Portfolio Manager; LORETTA J. MORRIS, Portfolio Manager; RANDALL S. KAHN, CFA, Portfolio Manager

  CHIEF INVESTMENT OFFICER: CATHERINE SOMHEGYI NICHOLAS

  GOAL: The Global Technology Fund seeks to maximize long-term capital appreciation by investing primarily in the equity securities of companies with business operations in technology and technology-related industries worldwide.

  MARKET OVERVIEW: Prices of technology stocks remained on a downward path during the six months ended September 30, 2001. Technology companies continued to be plagued by:

  - Excess capacity following the late 1990s corporate spending boom related to Y2K upgrades and the push to establish Internet presence

  - Weak end-market demand in the face of a cyclical slowdown in global GDP growth

  The terrorist strikes of September 11 added to the tech sector's troubles, dashing hopes for holiday PC sales, quarter-end software contracts and an upturn in the semiconductor industry, which had showed signs of bottoming over the summer. While technology stocks sold off sharply during the week following the attacks, prices rebounded during the final days of September.

  PERFORMANCE: During the six months ended September 30, 2001, the Global Technology Fund dropped 37.6% compared to a 31.8% decline in the Merrill Lynch Global Technology 100 Index. On an annualized basis, during the three years ended September 30, 2001, the Fund advanced 37.2% versus a 1.7% increase in its benchmark.

  PORTFOLIO SPECIFICS: Even in a soft technology-spending environment, select companies do well. The Fund's top performers this period included EarthLink and SK Telecom. EarthLink, one of the largest Internet service providers in the United States, is enjoying increased pricing power and falling costs. SK Telecom, a South Korea-based wireless telecommunications service provider, is benefiting from a less competitive environment and increasing average revenues per user (ARPU).

  Our bottom-up stock selection process resulted in the Fund being overweight stocks in the wireless telecommunications industry this period. This helped returns since this group did relatively well.

  In contrast, select holdings of software, semiconductor and telecommunications hardware stocks hurt the Fund's performance this period.

  MARKET OUTLOOK: Following difficult conditions for technology companies since last year, we believe the environment is poised for improvement given:

  - Technology valuations have become more compelling and, in certain industries, are at trough levels

  - Expectations for a pick-up in technology-related spending as interest-rate cuts made by central banks worldwide stimulate GDP growth

  - Declining inventories

  While our bottom-up investment process considers industry dynamics, it emphasizes company-specific analysis. Looking forward, we are optimistic that our focus on individual stock selection will lead us to technology companies with excellent earnings visibility and growth potential.

--------------------------------------------------------------------------------

GLOBAL TECHNOLOGY FUND INSTITUTIONAL SHARES -- UNAUDITED
------------------------------------------------------------------------
COMPARISON OF CHANGE IN VALUE OF A $250,000 INVESTMENT IN GLOBAL TECHNOLOGY FUND INSTITUTIONAL SHARES WITH THE MERRILL LYNCH GLOBAL TECHNOLOGY 100 INDEX.

              ANNUALIZED TOTAL RETURNS
                   As of 9/30/01
                                            SINCE
  1 YEAR                                  INCEPTION
  -79.11%                                  32.49%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

          Global Technology      Merrill Lynch
         Fund Institutional  Global Technology
                     Shares          100 Index
7/31/98            $250,000           $250,000
8/98               $205,800           $193,370
9/98               $236,000           $225,062
10/98              $244,000           $248,156
11/98              $361,400           $281,810
12/98              $454,200           $333,723
1/99               $638,200           $379,246
2/99               $668,000           $335,469
3/99               $893,000           $371,289
4/99               $980,800           $387,993
5/99               $940,000           $396,688
6/99             $1,097,800           $450,380
7/99             $1,154,200           $439,980
8/99             $1,292,000           $463,921
9/99             $1,364,800           $476,776
10/99            $1,609,600           $523,735
11/99            $2,008,791           $631,687
12/99            $2,696,740           $776,543
1/00             $2,702,523           $763,613
2/00             $3,705,299           $994,453
3/00             $3,212,817           $947,998
4/00             $2,759,196           $853,160
5/00             $2,429,795           $745,602
6/00             $2,953,275           $848,269
7/00             $2,789,731           $789,623
8/00             $3,227,159           $929,343
9/00             $2,917,651           $816,298
10/00            $2,419,617           $730,562
11/00            $1,706,756           $524,668
12/00            $1,715,963           $495,763
1/01             $1,828,197           $581,105
2/01             $1,191,616           $413,026
3/01               $976,792           $347,103
4/01             $1,202,577           $424,050
5/01             $1,104,371           $399,134
6/01             $1,061,845           $400,763
7/01               $966,270           $364,322
8/01               $839,568           $319,692
9/30/01            $609,399           $236,828

The graph above shows the value of a hypothetical $250,000 investment in the Fund's Class I shares compared with the Merrill Lynch Global Technology 100 Index over the periods indicated. The Fund's Class I shares calculate their performance based upon the historical performance of their corresponding series of Nicholas-Applegate Mutual Funds (renamed Pilgrim Mutual Funds). The Nicholas-Applegate Institutional Funds' Class I shares were first available on May 7, 1999. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Absent expense limitations, total returns would have been slightly lower. The total returns shown above do not show the effects of income taxes on an individual's investment. In most cases, taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. Past performance cannot guarantee future results.

The unmanaged Merrill Lynch Global Technology Index tracks the performance of the 100th largest securities in the global technology sector.

The index differs from the Fund in composition, does not pay management fees or expenses and includes reinvested dividends. One cannot invest directly in an index.

The Fund's historical performance was affected by special market factors, including the Fund's investments in IPOs, which had a material impact on performance. As the assets of the fund increase, gains attributable to hot IPOs will have a decreasing effect on overall fund performance. Accordingly, there is no guarantee that, as the Fund's assets grow, it will continue to experience substantially similar performance.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility and the social, economic and political climates of countries where the Fund invests. You may have a gain or loss when you sell your shares.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 2001 -- UNAUDITED
------------------------------------------------------------------------

GLOBAL TECHNOLOGY FUND

                                            NUMBER
                                          OF SHARES      VALUE
-----------------------------------------------------------------
COMMON STOCK -- 87.1%
-----------------------------------------------------------------
AUSTRALIA -- 1.1%
  Securenet, Ltd.*......................     726,500  $   433,819
                                                      -----------
FINLAND -- 2.1%
  Nokia Corp. -- ADR....................      54,800      857,620
                                                      -----------
GREECE -- 1.1%
  Hellenic Telecommunications
    Organization S.A....................      27,900      451,764
                                                      -----------
IRELAND -- 0.9%
  Riverdeep Group PLC -- ADR*...........      24,400      356,972
                                                      -----------
JAPAN -- 2.4%
  Bellsystem 24, Inc....................       1,700      645,723
  Fuji Photo Film Co., Ltd..............      10,000      344,162
                                                      -----------
                                                          989,885
                                                      -----------
NETHERLANDS -- 1.0%
  ASM Lithography Holdind N.V. -- ADR*..      36,000      403,560
                                                      -----------
NORWAY -- 2.4%
  Tandberg ASA*.........................      64,900      969,525
                                                      -----------
SINGAPORE -- 1.2%
  Datacraft Asia, Ltd...................     152,000      498,560
                                                      -----------
SOUTH KOREA -- 3.6%
  Samsung Electronics Co., Ltd..........       9,440    1,009,240
  SK Telecom Co., Ltd...................       3,060      486,048
                                                      -----------
                                                        1,495,288
                                                      -----------
TAIWAN -- 1.0%
  ASE Test, Ltd.*.......................      51,100      393,470
                                                      -----------
UNITED STATES -- 70.3%
  Advanced Fibre
    Communications, Inc.*...............      77,700    1,135,197
  Affiliated Computer Services, Inc. Cl.
    A*..................................       6,900      561,729
  Amkor Technology, Inc.*...............      72,100      758,492
  Axcelis Technologies, Inc.*...........      79,300      749,385
  BMC Software, Inc.*...................      65,900      836,930
  Celeritek, Inc.*......................      26,500      313,495
  Ciena Corp.*..........................      64,700      665,763
  Cisco Systems, Inc.*..................      35,600      433,608
  Dell Computer Corp.*..................      53,900      998,767
  DSP Group, Inc.*......................      31,800      634,410
  EarthLink, Inc.*......................      62,500      951,875
  Electronic Data Systems Corp.*........      19,100    1,099,778
  Emcore Corp.*.........................      25,200      215,712
  Exar Corp.*...........................      59,700    1,032,810
  Extreme Networks, Inc.*...............      39,900      275,709
  Gemstar -- TV Guide
    International, Inc.*................      74,400    1,466,424
  GlobeSpan, Inc.*......................      91,000      822,640
  Integrated Circuit Systems, Inc.*.....      28,100      359,118
  Intel Corp............................      39,700      809,483
  Intuit, Inc.*.........................      17,500      626,500
  Kopin Corp.*..........................      45,800      477,694
  Macrovision Corp.*....................      12,700      360,807
  McData Corp. Cl. A*...................      28,200      236,598
  McData Corp.*.........................      54,900      463,905
  Micron Technology, Inc.*..............      31,700      596,911
  Microsoft Corp.*......................      28,400    1,453,228
  NetIQ Corp.*..........................      31,400      714,978
  NVIDIA Corp.*.........................      16,500      453,255
                                            NUMBER
                                          OF SHARES      VALUE
-----------------------------------------------------------------

UNITED STATES (CONTINUED)
  ONI Systems Corp.*....................      99,200  $   399,776
  Openwave Systems, Inc.*...............      69,600      887,400
  PeopleSoft, Inc.*.....................      24,600      443,784
  Photon Dynamics, Inc.*................      17,300      400,495
  Pixelworks, Inc.*.....................      28,100      354,060
  PMC -- Sierra, Inc.*..................      23,000      238,970
  Powerwave Technologies, Inc.*.........      57,000      679,440
  Precise Software Solutions, Ltd.*.....      25,800      285,090
  QLogic Corp.*.........................      18,600      353,400
  QUALCOMM, Inc.*.......................      15,400      732,116
  RF Micro Devices, Inc.*...............      24,200      402,204
  Siebel Systems, Inc.*.................      40,400      525,604
  SunGard Data Systems, Inc.*...........      40,500      946,485
  Symantec Corp.*.......................      14,600      506,182
  TIBCO Software, Inc.*.................      75,600      554,904
  UTStarcom, Inc.*......................      28,000      455,000
  VERITAS Software Corp.*...............      29,325      540,753
  WorldCom, Inc.*.......................      11,378      171,125
  Zoran Corp.*..........................      22,200      537,684
                                                      -----------
                                                       28,919,673
                                                      -----------
TOTAL COMMON STOCK
  (Cost: $50,390,190)...............................   35,770,136
                                                      -----------
-----------------------------------------------------------------
WARRANTS -- 7.6%
-----------------------------------------------------------------
TAIWAN -- 5.2%
  Credit Suisse FB Taiwan
    Semiconductor Manufacturing Co.,
    Ltd. -- Wts 01/26/04................     818,360    1,104,786
  Credit Suisse FB
    United Microelectronics Corp. -- Wts
    01/26/04............................   1,320,000    1,029,600
                                                      -----------
                                                        2,134,386
                                                      -----------
UNITED KINGDOM -- 2.4%
  UBS AG London -- Asustek
    Computer, Inc. -- Wts 06/10/02......     114,800      344,400
  UBS AG London -- MediaTek, Inc. -- Wts
    7/25/02.............................      64,000      654,080
                                                      -----------
                                                          998,480
                                                      -----------
TOTAL WARRANTS
  (Cost: $4,196,567)................................    3,132,866
                                                      -----------

                                          PRINCIPAL
                                            AMOUNT
-----------------------------------------------------------------
TIME DEPOSIT -- 3.9%
-----------------------------------------------------------------
  Wells Fargo Bank (Nassau)
    2.660%, 10/01/01
    (Cost: $1,611,085)..................  $1,611,085    1,611,085
                                                      -----------

TOTAL INVESTMENTS -- 98.6%
  (Cost: $56,197,842).............................    40,514,087
OTHER ASSETS IN EXCESS OF LIABILITIES -- 1.4%.....       590,786
                                                     -----------
NET ASSETS -- 100.0%..............................   $41,104,873
                                                     -----------
                                                     -----------
---------------

* Non-income producing securities.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS BY INDUSTRY AS OF SEPTEMBER 30, 2001 -- UNAUDITED
------------------------------------------------------------------------
GLOBAL TECHNOLOGY FUND

                                  PERCENTAGE OF
INDUSTRY                           NET ASSETS
--------                          -------------
Computer Data Security..........        1.9%
Computer Services...............        6.3
Computer Software...............       12.2
Computers.......................        4.1
Diversified Financial
  Services......................        7.6
Electronic
  Components/Semiconductors.....       28.0
Internet Software...............        6.0
Networking Products.............        2.0
Photo Equipment & Supplies......        0.8

                                  PERCENTAGE OF
INDUSTRY                           NET ASSETS
--------                          -------------
Telecommunications..............        8.5%
Telecommunications Equipment....       13.4
Telemarketing...................        1.6
Web Portals/ISP.................        2.3
Time Deposit....................        3.9
Other Assets in Excess of
  Liabilities...................        1.4
                                      -----
NET ASSETS......................      100.0%
                                      =====

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

GLOBAL HEALTH CARE FUND INSTITUTIONAL SHARES
------------------------------------------------------------------------

  MANAGEMENT TEAM: TRISHA C. SCHUSTER, CFA, Lead Portfolio Manager; MONTIE L. WEISENBERGER, Investment Analyst; PETER S. MOON, Investment Analyst

  CHIEF INVESTMENT OFFICER: CATHERINE SOMHEGYI NICHOLAS

  GOAL: The Global Health Care Fund seeks to maximize long-term capital appreciation by investing primarily in the equity securities of companies with business operations in health care and health care-related industries worldwide.

  MARKET OVERVIEW: During the six months ended September 30, 2001, healthcare stocks showed resilience in a difficult investment environment. A downturn in global economic activity and corporate earnings caused most major equity indices and market sectors to post steep losses. Events of September 11 exacerbated already trying conditions and sparked concerns about potential military conflict. Against this challenging backdrop, healthcare stocks performed well.

  Demand for healthcare is largely driven by demographics, not economics. Given current favorable demographic trends, healthcare stocks tend to post strong results during periods of both economic strength and economic weakness. Lending additional support to healthcare issues this period were dimming prospects of major healthcare legislation as Congress turned its attention to the war on terrorism.

  Within the healthcare sector, hospitals, managed care providers and medical device firms -- industries benefiting from price and volume increases -- performed especially well. Select large drug companies came under pressure due to concerns about patent expirations. Biotechnology, the riskiest healthcare industry, registered a modest loss as investors become more risk averse amid economic uncertainty.

  PERFORMANCE: From April 1, 2001 through September 30, 2001, the Fund rose 7.0%. During the same time, the Nasdaq Biotechnology Index, which tracks over 200 global biotech stocks, fell 3.1%. The Russell 3000 Healthcare Index, which is dominated by a small number of very large US pharmaceutical firms, rose 2.4%.

  From its September 1, 1999 inception through September 30, 2001, the Fund rose 55.4%, annualized, versus a 5.4% gain in the Russell 3000 Healthcare Index.

  PORTFOLIO SPECIFICS: The Fund's strong results this period were due to stock selection across the full range of healthcare industries. Top-performing holdings included Tenet Healthcare, Gilead Sciences and Baxter International. Tenet Healthcare, a leading operator of acute-care hospitals, is enjoying favorable pricing and admission trends. Shares of Gilead Sciences, a biotechnology firm, got a boost from expectations that the FDA is close to approving its new AIDS drug. Baxter International, a global medical supply company, is profiting from expanded manufacturing capacity and strong demand for its blood and circulatory-system products.

  On a stock-by-stock basis, we decreased exposure to the biotechnology industry during the period, since we identified better opportunities elsewhere, particularly in the medical supplies industry.

  MARKET OUTLOOK: The outlook for healthcare stocks remains bright due to the sector's exceptional fundamentals. A growing proportion of senior citizens, especially in developed countries, should fuel a rise in healthcare spending. Advancements in genomics, the study of genes, will likely pave the way for hundreds of new drug treatments, diagnostic tests and disease prevention techniques. In this positive environment, we are confident that our proven investment approach will find the most promising healthcare investments for the Fund.

--------------------------------------------------------------------------------

GLOBAL HEALTH CARE FUND INSTITUTIONAL SHARES -- UNAUDITED
------------------------------------------------------------------------
COMPARISON OF CHANGE IN VALUE OF A $250,000 INVESTMENT IN GLOBAL HEALTH CARE FUND INSTITUTIONAL SHARES WITH THE RUSSELL 3000 HEALTHCARE INDEX.

              ANNUALIZED TOTAL RETURNS
                   As of 9/30/01
                                            SINCE
  1 YEAR                                  INCEPTION
  -26.67%                                  55.42%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

           GLOBAL HEALTH     RUSSELL 3000
                CARE           HEALTH-
         FUND INSTITUTIONAL      CARE
               SHARES           INDEX
9/1/99             $250,000      $250,000
9/99               $246,000      $230,546
10/99              $253,400      $253,222
11/99              $275,000      $257,444
12/99              $385,808      $241,881
1/00               $473,855      $258,101
2/00               $791,826      $245,682
3/00               $618,733      $247,226
4/00               $583,114      $261,279
5/00               $592,119      $273,740
6/00               $686,769      $297,183
7/00               $684,969      $279,703
8/00               $782,421      $289,572
9/00               $853,859      $302,201
10/00              $814,638      $308,075
11/00              $715,071      $314,268
12/00              $756,850      $324,974
1/01               $688,323      $298,298
2/01               $660,556      $296,528
3/01               $585,406      $272,348
4/01               $649,602      $284,577
5/01               $677,114      $289,897
6/01               $693,418      $281,058
7/01               $659,282      $289,189
8/01               $659,282      $280,224
9/30/01            $626,165      $278,963

The graph above shows the value of a hypothetical $250,000 investment in the Fund's Class I shares compared with the Russell 3000 Healthcare Index over the periods indicated. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Absent expense limitations, total returns would have been slightly lower. The total returns shown above do not show the effects of income taxes on an individual's investment. In most cases, taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. Past performance cannot guarantee future results.

The unmanaged Russell 3000 Healthcare Index tracks the performance of companies involved in medical services or healthcare in the Russell 3000 Index. The healthcare sector is composed of biotechnology research and production, drugs, hospital supplies, medical services and miscellaneous healthcare industries.

The unmanaged index differs from the Fund in composition, does not pay management fees or expenses and includes reinvested dividends. One cannot invest directly in an index.

The Fund's historical performance was affected by special market factors, including the Fund's investments in IPOs, which had a material impact on performance. As the assets of the fund increase, gains attributable to hot IPOs will have a decreasing effect on overall Fund performance. Accordingly, there is no guarantee that, as the Fund's assets grow, it will continue to experience substantially similar performance.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility and the social, economic and political climates of countries where the Fund invests. You may have a gain or loss when you sell your shares.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 2001 -- UNAUDITED
------------------------------------------------------------------------

GLOBAL HEALTH CARE FUND

                                            NUMBER
                                          OF SHARES      VALUE
------------------------------------------------------------------
COMMON STOCK -- 98.3%
------------------------------------------------------------------
BERMUDA -- 0.7%
  XOMA, Ltd.*...........................      87,200  $    735,096
                                                      ------------
CANADA -- 1.1%
  Biovail Corp.*........................      23,500     1,090,400
                                                      ------------
DENMARK -- 0.5%
  Novo-Nordisk AS Cl. B.................      12,900       535,594
                                                      ------------
FRANCE -- 2.0%
  Sanofi-Synthelabo S.A.................      31,200     2,031,590
                                                      ------------
GERMANY -- 1.1%
  Altana AG.............................      23,440     1,131,381
                                                      ------------
ISRAEL -- 0.9%
  Teva Pharmaceutical Industries,
    Ltd.................................      16,000       967,200
                                                      ------------
SWITZERLAND -- 0.6%
  Novartis AG ADR.......................      15,200       591,584
                                                      ------------
UNITED KINGDOM -- 2.3%
  Cambridge Antibody Technology Group
    PLC*................................      12,800       261,489
  Shire Pharmeuticals Group PLC*........      23,800       959,140
  Smith & Nephew PLC....................     215,500     1,092,685
                                                      ------------
                                                         2,313,314
                                                      ------------
UNITED STATES -- 89.1%
  Abbott Laboratories...................      30,300     1,571,055
  Abgenix, Inc.*........................      19,700       447,190
  AdvancePCS*...........................      15,100     1,083,878
  Alexion Pharmaceuticals, Inc.*........      17,200       292,744
  Alkermes, Inc.*.......................      25,200       493,416
  Allergan, Inc.........................      30,600     2,028,780
  AmerisourceBergen Corp.*..............      28,500     2,022,075
  Amgen, Inc.*..........................      50,900     2,991,393
  Andrx Group*..........................      14,800       960,816
  Apria Healthcare Group, Inc.*.........      19,200       497,280
  Array BioPharma, Inc.*................      24,900       224,598
  ArthroCare Corp.*.....................      19,900       390,040
  Atrix Laboratories, Inc.*.............      21,900       514,645
  Barr Laboratories, Inc.*..............      19,500     1,541,670
  Baxter International, Inc.............      74,300     4,090,215
  Beckman Coulter, Inc..................      24,400     1,079,700
  Becton Dickinson & Co.................      14,300       529,100
  BioMarin Pharmaceutical, Inc.*........      19,900       194,025
  Biomet, Inc...........................      42,500     1,243,125
  Biopure Corp.*........................      22,800       422,940
  Boston Scientific Corp.*..............      71,000     1,455,500
  Celgene Corp.*........................      55,100     1,456,293
  Cell Therapeutics, Inc.*..............      37,500       901,875
  Cerner Corp.*.........................      26,300     1,301,850
  Community Health Systems, Inc.*.......      17,100       508,554
  Conceptus, Inc.*......................      15,600       271,440
  Cooper Companies, Inc.................      16,900       792,610
                                            NUMBER
                                          OF SHARES      VALUE
------------------------------------------------------------------

UNITED STATES (CONTINUED)
  Cubist Pharmaceuticals, Inc.*.........      31,500  $  1,032,255
  CuraGen Corp.*........................      30,900       596,370
  CV Therapeutics, Inc.*................      33,300     1,294,038
  Cytyc Corp.*..........................      23,900       640,759
  Durect Corp.*.........................      42,900       415,272
  Eclipsys Corp.*.......................      36,900       490,770
  Eli Lilly & Co........................      18,300     1,476,810
  Enzon, Inc.*..........................      32,500     1,657,500
  Exelixis, Inc.*.......................      41,100       471,006
  First Health Group Corp.*.............      41,900     1,231,022
  First Horizon Pharmaceutical Corp.*...      26,200       681,986
  Fisher Scientific
    International, Inc..................      21,400       543,560
  Forest Laboratories, Inc. -- Cl.
    A.*.................................      27,600     1,991,064
  Genentech, Inc.*......................      71,200     3,132,800
  Gilead Sciences, Inc.*................      56,900     3,196,073
  Guidant Corp..........................      22,400       862,400
  HCA, Inc..............................      34,700     1,537,557
  Health Net, Inc.*.....................      27,200       522,784
  Human Genome Sciences, Inc.*..........      47,900     1,480,589
  Humana, Inc.*.........................      45,000       542,700
  ICN Pharmaceuticals, Inc..............      57,900     1,525,665
  ICOS Corp.*...........................      18,300       900,543
  IDEC Pharmaceuticals Corp.*...........      57,500     2,850,275
  ImClone Systems, Inc.*................       9,900       559,845
  Immunex Corp.*........................      59,000     1,100,350
  Inspire Pharmaceuticals, Inc.*........      54,200       469,372
  Invitrogen Corp.*.....................      15,600     1,025,856
  Johnson & Johnson.....................      45,600     2,526,240
  Laboratory Corporation Of America
    Holdings*...........................      12,600     1,018,710
  Manor Care, Inc.*.....................      57,700     1,621,370
  McKesson Corp.........................      55,800     2,108,682
  Medarex, Inc.*........................      41,000       619,100
  Medimmune, Inc.*......................      50,700     1,806,441
  Medtronic, Inc........................      39,000     1,696,500
  Merck & Co., Inc......................      30,700     2,044,620
  MGI Pharma, Inc.*.....................      11,600       155,092
  Myriad Genetics, Inc.*................       7,100       217,544
  Napro Boitherapeutics, Inc.*..........      36,500       288,350
  Neurocrine Biosciences, Inc.*.........      14,900       477,098
  Novavax, Inc.*........................      20,400       287,640
  NPS Pharmaceuticals, Inc.*............      13,100       408,720
  Owens & Minor, Inc....................      27,900       566,370
  Pfizer, Inc...........................      26,300     1,054,630
  Pharmacia Corp........................      25,800     1,046,448
  Priority Healthcare Corp. -- Cl. B*...      20,100       482,400
  Protein Design Labs, Inc.*............      22,100     1,043,783
  Province Healthcare Co.*..............      14,900       547,426
  Quest Diagnostics, Inc.*..............      16,700     1,030,390
  SangStat Medical Corp.*...............      50,000       921,500
  Tenet Healthcare Corp.*...............      29,000     1,729,850
  Thoratec Corp.*.......................      38,700       640,098
  Transkaryotic Therapies, Inc.*........      68,300     1,853,662
  Waters Corp.*.........................      25,600       915,712

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
GLOBAL HEALTH CARE FUND

                                            NUMBER
                                          OF SHARES      VALUE
------------------------------------------------------------------
COMMON STOCK (Continued)
------------------------------------------------------------------
UNITED STATES (CONTINUED)
  Wellpoint Health Networks, Inc.*......      10,400  $  1,135,160
  Zimmer Holdings, Inc.*................      29,000       804,750
                                                      ------------
                                                        90,584,314
                                                      ------------
TOTAL COMMON STOCK
  (Cost: $92,258,251)...............................
                                                        99,980,473
                                                      ------------

                                          PRINCIPAL
                                            AMOUNT       VALUE
------------------------------------------------------------------
TIME DEPOSIT -- 1.4%
------------------------------------------------------------------
  Bank One Grand Cayman
    2.660%, 10/01/01
    (Cost: $1,379,201)..................  $1,379,201  $  1,379,201
                                                      ------------

TOTAL INVESTMENTS -- 99.7%
  (Cost: $93,637,452).............................   101,359,674
OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.3%.....       351,256
                                                    ------------
NET ASSETS -- 100.0%..............................  $101,710,930
                                                    ------------
                                                    ------------
---------------

* Non-income producing securities

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS BY INDUSTRY AS OF SEPTEMBER 30, 2001 -- UNAUDITED
------------------------------------------------------------------------
GLOBAL HEALTH CARE FUND

                                  PERCENTAGE OF
INDUSTRY                           NET ASSETS
--------                          -------------
Biotechnology...................       20.5%
Drugs/Pharmaceuticals...........       34.1
Drug Delivery Systems...........        0.5
Medical -- HMO..................        3.4
Medical -- Hospitals............        4.3
Medical -- Nursing Homes........        1.6
Medical -- Wholesale Drug
  Distribution..................        0.5

                                  PERCENTAGE OF
INDUSTRY                           NET ASSETS
--------                          -------------
Medical Instruments.............        9.6%
Medical Products................        7.2
Medical Services................        6.4
Therapeutics....................       10.2
Time Deposit....................        1.4
Other Assets in Excess of
  Liabilities...................        0.3
                                      -----
NET ASSETS......................      100.0%
                                      =====

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

INTERNATIONAL CORE GROWTH FUND INSTITUTIONAL SHARES
------------------------------------------------------------------------

  MANAGEMENT TEAM: LORETTA J. MORRIS, Co-lead Portfolio Manager; RANDALL S. KAHN, CFA, Co-lead Portfolio Manager; LAWRENCE S. SPEIDELL, CFA, Director of Global Systematic Management & Research; CHRISTOPHER ANGIOLETTI, Portfolio Manager; MELISA GRIGOLITE, CFA, Portfolio Manager; ANDREW BEAL, Portfolio Manager; ERNESTO RAMOS, PH.D., Portfolio Manager; JON BORCHARDT, Investment Analyst; DAVID FUJISAKI, Investment Analyst; CHRISTOPHER A. HERRERA, Investment Analyst; KARL RICHTENBURG, Investment Analyst; ERIC SAGMEISTER, Investment Analyst; ROLF SCHILD, Investment Analyst

  CHIEF INVESTMENT OFFICER: CATHERINE SOMHEGYI NICHOLAS

  GOAL: The International Core Growth Fund seeks to maximize long-term capital appreciation through investments primarily in companies located outside the United States with market capitalizations corresponding to the top 75% of publicly traded companies as measured by stock market capitalizations within each country.

  MARKET OVERVIEW: Developed non-US equity prices fell from April 1, 2001 through September 30, 2001 due to slowing economic and earnings growth worldwide. Losses were broadly based, with all countries and the majority of economic sectors posting declines. The terrorist actions added to selling pressure, although stock prices rebounded during the last week of September. Central banks around the globe responded to weak economic and financial market conditions by aggressively easing monetary policy this period.

  In Europe, equity prices dropped amid sliding exports, softness in the region's manufacturing and service sectors and downward revisions in earnings estimates. Euro strength, falling inflation and stable unemployment were unable to inspire investors.

  In Japan, persistent economic difficulties sent Japanese equity prices lower. On a positive note, newly elected Prime Minister Koizumi announced plans to reform Japan's troubled banking sector.

  PERFORMANCE: The Fund lost 14.5% during the six months ended September 30, 2001 compared to the MSCI EAFE Index, which was down 14.9%.

  PORTFOLIO SPECIFICS: The Fund's performance was comparable to that of its style-neutral benchmark this period. Investors' preference for value stocks detracted from relative results since the Fund invests in stocks with the highest growth prospects. Stock selection in the producers/manufacturing sector and Japan also negatively affected returns.

  On the plus side, issue selection in Singapore and among utility and consumer non-durable companies favorably impacted results. Some of the Fund's top performers were Flextronics, a provider of technology manufacturing services based in Singapore; Colt Telecom, a British data, Internet and voice communications firm; and Nestle, the global food and beverage company.

  MARKET OUTLOOK: We expect uncertainty to cloud the outlook for international equities in the short term. Farther out, however, these factors should propel equity prices higher:

  - Favorable impact of declining interest rates on economic and earnings growth

  - More attractive valuations

  - Positive structural change such as tax and pension reform in Europe and the trend toward a rising equity culture in Europe and Japan

  We are confident that our proven investment approach will identify companies poised to exceed expectations during these challenging times and beyond.

--------------------------------------------------------------------------------

INTERNATIONAL CORE GROWTH FUND INSTITUTIONAL SHARES -- UNAUDITED
------------------------------------------------------------------------
COMPARISON OF CHANGE IN VALUE OF A $250,000 INVESTMENT IN INTERNATIONAL CORE GROWTH FUND INSTITUTIONAL SHARES WITH THE MSCI EAFE INDEX.

              ANNUALIZED TOTAL RETURNS
                   As of 9/30/01
                                            SINCE
  1 YEAR                                  INCEPTION
  -35.70%                                   8.24%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

          INTERNATIONAL CORE GROWTH
          FUND INSTITUTIONAL SHARES  MSCI EAFE INDEX
12/27/96                   $250,000         $250,000
12/96                      $252,400         $249,475
1/97                       $274,600         $240,744
2/97                       $277,200         $244,682
3/97                       $282,600         $245,568
4/97                       $286,600         $246,871
5/97                       $313,200         $262,935
6/97                       $331,200         $277,436
7/97                       $352,400         $281,924
8/97                       $334,000         $260,869
9/97                       $358,600         $275,482
10/97                      $328,800         $254,307
11/97                      $325,131         $251,715
12/97                      $329,722         $253,910
1/98                       $341,826         $265,523
2/98                       $365,199         $282,560
3/98                       $386,902         $291,261
4/98                       $398,171         $293,566
5/98                       $407,979         $292,141
6/98                       $412,779         $294,353
7/98                       $431,143         $297,337
8/98                       $369,373         $260,500
9/98                       $351,843         $252,514
10/98                      $358,312         $278,836
11/98                      $379,862         $293,121
12/98                      $400,734         $304,685
1/99                       $416,179         $303,785
2/99                       $399,064         $296,545
3/99                       $411,796         $308,923
4/99                       $426,823         $321,440
5/99                       $410,335         $304,887
6/99                       $442,685         $316,773
7/99                       $457,296         $326,189
8/99                       $464,392         $327,380
9/99                       $471,488         $330,675
10/99                      $502,378         $343,061
11/99                      $567,497         $354,981
12/99                      $677,509         $386,841
1/00                       $629,265         $362,261
2/00                       $705,704         $372,013
3/00                       $665,814         $386,434
4/00                       $610,886         $366,099
5/00                       $578,515         $357,157
6/00                       $609,633         $371,125
7/00                       $582,692         $355,566
8/00                       $606,083         $358,652
9/00                       $566,819         $341,189
10/00                      $530,897         $333,129
11/00                      $504,920         $320,637
12/00                      $521,115         $332,033
1/01                       $505,364         $331,862
2/01                       $462,991         $306,983
3/01                       $426,165         $286,519
4/01                       $455,671         $306,430
5/01                       $441,029         $295,615
6/01                       $423,281         $283,526
7/01                       $413,076         $278,367
8/01                       $395,994         $271,324
9/30/01                    $364,270         $243,839

The graph above shows the value of a hypothetical $250,000 investment in the Fund's Class I shares compared with the Morgan Stanley Capital International Europe, Australasia, Far East Index ("MSCI EAFE") over the periods indicated. The Fund's Class I shares calculate their performance based upon the historical performance of their corresponding series of Nicholas-Applegate Mutual Funds (renamed Pilgrim Mutual Funds), adjusted to reflect all fees and expenses applicable to the Fund's Class I shares. The Nicholas-Applegate Institutional Funds' Class I shares were first available on May 7, 1999. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Absent expense limitations, total returns would have been slightly lower. The total returns shown above do not show the effects of income taxes on an individual's investment. In most cases, taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. Past performance cannot guarantee future results.

The unmanaged MSCI EAFE Index includes approximately 1,000 companies representing the stock markets of 20 countries in Europe, Australia, New Zealand and the Far East. The average company has a market capitalization of over $3 billion. The unmanaged Index differs from the Fund in composition, does not pay management fees or expenses and includes reinvested dividends. One cannot invest directly in an index.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility and the social, economic and political climates of countries where the Fund invests. You may have a gain or loss when you sell your shares.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 2001 -- UNAUDITED
------------------------------------------------------------------------
INTERNATIONAL CORE GROWTH FUND

                                            NUMBER
                                           OF SHARES      VALUE
-------------------------------------------------------------------
COMMON STOCK -- 91.8%
-------------------------------------------------------------------
AUSTRALIA -- 0.6%
  Woolworths, Ltd.......................      203,300  $  1,188,893
                                                       ------------
BELGIUM -- 1.0%
  Interbrew*............................       49,500     1,257,722
  UCB S.A.*.............................       19,200       774,605
                                                       ------------
                                                          2,032,327
                                                       ------------
CANADA -- 5.7%
  Barrick Gold Corp.*...................       61,700     1,070,495
  Biovail Corp.*........................       38,700     1,795,680
  Loblaw Cos., Ltd......................       46,700     1,597,857
  Magna International, Inc. Cl. A.......            1            32
  Manulife Financial Corp...............       80,700     2,115,147
  Placer Dome, Inc......................       99,300     1,270,047
  Precision Drilling Corp.*.............       31,400       663,168
  Suncor Energy, Inc....................       68,300     1,902,387
  Talisman Energy, Inc..................       48,900     1,663,089
                                                       ------------
                                                         12,077,902
                                                       ------------
CAYMAN ISLANDS -- 0.6%
  Transocean Sedco Forex, Inc...........       47,300     1,248,720
                                                       ------------
DENMARK -- 1.3%
  Novo-Nordisk AS Cl. B.................       63,900     2,653,060
                                                       ------------
FINLAND -- 1.9%
  Nokia Corp. -- ADR....................      113,000     1,768,450
  Stora Enso OYJ R Shares...............      192,300     2,145,313
                                                       ------------
                                                          3,913,763
                                                       ------------
FRANCE -- 10.6%
  Alstom................................       61,900       945,928
  Assurances Generales de France........       14,900       682,542
  Aventis S.A...........................       29,500     2,237,909
  BNP Paribas S.A.......................       25,300     2,069,056
  Castorama Dubois Investissement
    S.A.*...............................       41,900     1,946,075
  Lafarge S.A...........................       17,000     1,384,856
  L'Oreal S.A...........................       26,900     1,854,486
  Peugeot S.A...........................       26,800       998,236
  Sanofi -- Synthelabo S.A..............       35,500     2,311,584
  Suez S.A..............................       52,000     1,728,509
  TotalFinaElf S.A......................       29,907     4,017,355
  Vivendi Environment...................       49,200     1,905,170
                                                       ------------
                                                         22,081,706
                                                       ------------
GERMANY -- 5.7%
  BASF AG...............................       44,800     1,574,855
  Bayerische Motoren Werke AG...........       70,400     1,791,966
  Deutsche Bank AG......................       32,700     1,782,326
  E.On AG...............................       67,700     3,477,308
  Fresenius Medical Care AG.............       18,500     1,415,228
                                            NUMBER
                                           OF SHARES      VALUE
-------------------------------------------------------------------

GERMANY (CONTINUED)
  Munchener Ruckversicherung-
    Gesellschaft AG.....................        6,800  $  1,764,937
                                                       ------------
                                                         11,806,620
                                                       ------------
GREECE -- 0.6%
  Hellenic Telecommunications
    Organization S.A....................       82,000     1,327,764
                                                       ------------
IRELAND -- 1.2%
  Allied Irish Banks PLC................      140,059     1,258,936
  Bank of Ireland.......................      156,000     1,237,423
                                                       ------------
                                                          2,496,359
                                                       ------------
ISRAEL -- 0.9%
  Teva Pharmaceutical Industries,
    Ltd. -- ADR.........................       31,400     1,898,130
                                                       ------------
ITALY -- 3.1%
  Autostrade -- Concessioni e
    Costruzioni Autostrade SpA..........      372,500     2,374,650
  ENI SpA...............................      143,200     1,777,519
  Riunione Adriatica di Sicurta SpA*....      194,200     2,334,525
                                                       ------------
                                                          6,486,694
                                                       ------------
JAPAN -- 11.6%
  Ajinomoto Co., Inc....................      132,000     1,520,222
  Daikin Industries, Ltd................       95,000     1,343,700
  Eisai Co., Ltd........................       73,000     1,770,923
  Fuji Photo Film Co., Ltd..............       43,000     1,479,896
  Fujisawa Pharmaceutical Co., Ltd......       55,000     1,253,463
  Ito-Yokado Co., Ltd...................        5,000       222,026
  Japan Tobacco, Inc....................          182     1,323,025
  Marui Co., Ltd........................      137,000     1,876,807
  Mitsui Fudosan Co., Ltd...............      123,000     1,404,180
  Nomura Holdings, Inc..................       97,000     1,267,765
  NTT Corp..............................          200       933,434
  NTT DoCoMo, Inc.......................           70       946,025
  OJI Paper Co., Ltd....................       94,000       472,643
  Oriental Land Co., Ltd................        8,300       512,088
  Orix Corp.*...........................       11,000       918,744
  Seven-Eleven Japan Co., Ltd...........       26,000     1,051,960
  Shionogi & Co., Ltd...................       71,000     1,335,012
  Sumitomo Mitsui Banking Corp..........      172,000     1,233,006
  Takeda Chemical Industries, Ltd.......       33,000     1,523,546
  Tokyo Electric Power Co., Inc.........       46,300     1,154,293
  Tokyo Electron, Ltd...................       22,100       775,439
                                                       ------------
                                                         24,318,197
                                                       ------------
MEXICO -- 0.6%
  America Movil S.A. de C.V. --
    Series L............................       80,900     1,199,747
                                                       ------------
NETHERLANDS -- 6.4%
  Aegon N.V.............................       91,100     2,382,748
  Akzo Nobel N.V........................       44,100     1,798,850
  ASM Lithography Holding N.V.*.........      124,900     1,400,129
  Fortis (NL) N.V.*.....................       94,400     2,305,718

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                            NUMBER
                                           OF SHARES      VALUE
-------------------------------------------------------------------
COMMON STOCK (Continued)
-------------------------------------------------------------------
NETHERLANDS (CONTINUED)
  Heineken N.V..........................       40,350  $  1,529,400
  ING Groep N.V.........................       71,400     1,913,656
  Koninklijke Ahold N.V.................       75,600     2,099,892
                                                       ------------
                                                         13,430,393
                                                       ------------
PORTUGAL -- 0.9%
  Portugal Telecom SGPS S.A.*...........      250,900     1,823,387
                                                       ------------
SINGAPORE -- 1.2%
  Singapore Telecommunications, Ltd.....    2,359,000     2,417,296
                                                       ------------
SPAIN -- 3.8%
  Banco Popular Espanol S.A.............       53,500     1,851,453
  Iberdrola S.A.........................      163,400     2,224,685
  Industria de Diseno Textil, S.A.
    (Inditex)*..........................       69,200     1,165,878
  Repsol YPF S. A.......................       67,500       971,262
  Telefonica S.A.*......................      150,798     1,667,207
                                                       ------------
                                                          7,880,485
                                                       ------------
SOUTH KOREA -- 0.6%
  Korea Telecom Corp. SP -- ADR.........       70,600     1,291,274
                                                       ------------
SWEDEN -- 1.0%
  Svenska Handelsbanken AB Cl. A........      155,700     2,021,433
                                                       ------------
SWITZERLAND -- 4.8%
  Nestle S.A............................       14,900     3,180,019
  Novartis AG...........................       94,445     3,698,341
  Serono S.A. -- ADR....................       61,400     1,165,372
  Swiss Re-Regd.........................       19,100     1,878,689
  Swisscom AG...........................          700       197,464
                                                       ------------
                                                         10,119,885
                                                       ------------
UNITED KINGDOM -- 26.2%
  Abbey National PLC....................      141,500     2,075,466
  Allied Domecq PLC.....................      399,300     2,224,166
  BAE Systems PLC.......................      508,400     2,473,217
  Barclays PLC..........................       60,800     1,671,884
  BG Group PLC..........................      471,100     1,815,755
  BP PLC................................      447,200     3,693,744
  British American Tobacco PLC..........      381,600     3,370,634
  British Sky Broadcasting Group PLC*...      239,000     2,074,180
                                            NUMBER
                                           OF SHARES      VALUE
-------------------------------------------------------------------

UNITED KINGDOM (CONTINUED)
  Centrica PLC..........................    1,009,000  $  3,158,634
  Compass Group PLC.....................      213,600     1,489,588
  Diageo PLC............................      433,000     4,546,936
  Friends Provident PLC*................      460,700     1,306,785
  GlaxoSmithKline PLC...................      116,500     3,287,425
  Pearson PLC...........................       93,700     1,003,912
  Powergen PLC..........................      119,100     1,279,552
  Reckitt Benckiser PLC.................      221,600     3,185,204
  Rentokil Initial PLC*.................      436,800     1,579,234
  Royal Bank Of Scotland Group PLC......      101,000     2,223,627
  Scottish Power PLC....................      380,600     2,287,814
  Shire Pharmaceuticals Group PLC*......      111,100     1,502,210
  South African Breweries PLC (ZAR).....       86,900       534,458
  South African Breweries PLC (GBP).....      120,300       751,421
  Tesco PLC.............................      678,400     2,552,434
  United Utilities PLC..................      230,600     2,145,318
  Vodafone Group PLC....................    1,073,900     2,367,466
                                                       ------------
                                                         54,601,064
                                                       ------------
UNITED STATES -- 1.5%
  Santa Fe International Corp...........       66,900     1,421,625
  Schlumberger, Ltd.....................       39,100     1,786,870
                                                       ------------
                                                          3,208,495
                                                       ------------
TOTAL COMMON STOCK
  (Cost: $205,149,716)...............................   191,523,594
                                                       ------------

                                           PRINCIPAL
                                            AMOUNT
-------------------------------------------------------------------
TIME DEPOSIT -- 8.6%
-------------------------------------------------------------------
  Wells Fargo Bank (Nassau)
    2.660%, 10/01/01
    (Cost: $17,890,841).................  $17,890,841    17,890,841
                                                       ------------

TOTAL INVESTMENTS -- 100.4%
  (Cost: $223,040,557)............................   209,414,435
LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.4%)...      (731,149)
                                                    ------------
NET ASSETS -- 100.0%..............................  $208,683,286
                                                    ------------
                                                    ------------
---------------

  *  Non-income producing securities.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS BY INDUSTRY AS OF SEPTEMBER 30, 2001 -- UNAUDITED
------------------------------------------------------------------------
INTERNATIONAL CORE GROWTH FUND

                                  PERCENTAGE OF
INDUSTRY                           NET ASSETS
--------                          -------------
Aerospace/Defense...............        1.2%
Auto-Cars/Light Trucks..........        1.3
Banking.........................        6.5
Beverages -- Alcoholic..........        3.7
Broadcasting....................        1.0
Building Products...............        1.3
Chemicals.......................        1.6
Commercial Services.............        0.8
Computer Software...............        0.5
Diversified Financial
  Services......................        2.2
Diversified Manufacturing.......        1.5
Drugs/Pharmaceuticals...........       13.0
Electric........................        5.0
Electronic
  Components/Semiconductors.....        2.1
Food............................        4.5
Insurance.......................        6.9
Machinery.......................        0.5
Medical Products................        0.7
Mining..........................        1.1
Money Center Banks..............        1.8
Oil & Gas Producers.............       11.6

                                  PERCENTAGE OF
INDUSTRY                           NET ASSETS
--------                          -------------
Paper & Related Products........        1.3%
Photo Equipment & Supplies......        0.7
Public Thoroughfares............        1.1
Real Estate Development.........        0.7
Recycling.......................        0.9
Resorts/Theme Parks.............        0.2
Retail -- Apparel...............        0.6
Retail -- Building Products.....        0.9
Retail -- Convenience Store.....        0.5
Retail -- Department Stores.....        0.9
Retail -- Diversified...........        1.6
Retail -- Food..................        3.0
Telecommunications..............        6.8
Telecommunications Equipment....        0.8
Tobacco.........................        2.2
Water...........................        0.8
Time Deposit....................        8.6
Liabilities in Excess of Other
  Assets........................       (0.4)
                                      -----
NET ASSETS......................      100.0%
                                      =====

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

INTERNATIONAL SMALL CAP GROWTH FUND INSTITUTIONAL SHARES
------------------------------------------------------------------------

  MANAGEMENT TEAM: LORETTA J. MORRIS, Co-lead Portfolio Manager; RANDALL S. KAHN, CFA, Co-lead Portfolio Manager; LAWRENCE S. SPEIDELL, CFA, Director of Global & Systematic Management & Research; CHRISTOPHER ANGIOLETTI, Portfolio Manager; MELISA GRIGOLITE, CFA, Portfolio Manager; ANDREW BEAL, Portfolio Manager; ERNESTO RAMOS, PH.D., Portfolio Manager; JON BORCHARDT, Investment Analyst; DAVID FUJISAKI, Investment Analyst; CHRISTOPHER A. HERRERA, Investment Analyst; KARL RICHTENBURG, Investment Analyst; ERIC SAGMEISTER, Investment Analyst; ROLF SCHILD, Investment Analyst

  CHIEF INVESTMENT OFFICER: CATHERINE SOMHEGYI NICHOLAS

  GOAL: The International Small Cap Growth Fund seeks to maximize long-term capital appreciation through investments primarily in companies located outside the United States with market capitalizations corresponding to the bottom 25% of publicly traded companies as measured by the market capitalization in each country.

  MARKET OVERVIEW: International small-cap equity prices fell during the six months ended September 30, 2001. At the root of the decline: a cyclical downturn in global economic activity, which eroded corporate profits and investor confidence. The terrorist strikes amplified already difficult conditions, sending stock prices lower. However, international equity markets stabilized in the last week of September as central banks worldwide ramped up already aggressive monetary easing.

  In Europe, GDP growth slowed to a trickle amid reports of sliding exports and softness in the manufacturing and service sectors. In Japan, the economy remained mired in difficulty, with GDP shrinking in both the first and second quarters of 2001. Positive news such as falling inflation in Europe and a proposal for Japanese banking system reform were unable to lift markets higher.

  PERFORMANCE: From April 1, 2001 through September 30, 2001, the Fund lost 15.8% versus the Salomon EPAC/EMI Index, which fell 13.2%. During the three years ended September 30, 2001, the Fund gained 18.0% on an annualized basis, outperforming its benchmark, down 1.4%.

  PORTFOLIO SPECIFICS: Value stocks trailed growth issues this period as investors' aversion to risk increased. This hurt the Fund's performance versus its broad-market benchmark, since holdings are concentrated in growth stocks. Issue selection in Japan, the United Kingdom and among energy companies also hurt relative results.

  In contrast, stock selection in Sweden and the technology sector favorably impacted returns. Swedish Match and Tandberg were examples of top performers. Swedish Match, a tobacco company that divested its cigarette business a few years ago, is benefiting from growth in the European and American cigar markets. Tandberg, a Norway-based maker of videoconferencing systems, is capitalizing on strong global demand for its products.

  MARKET OUTLOOK: We expect economic and profit growth to remain under pressure over the coming months, dampening our near-term outlook for international equities. Longer term, however, many factors set the stage for stock prices to climb higher. Expansionary monetary policy should spark vigorous global economic recovery. Valuations are attractive following the recent market sell-off. Equities are becoming more popular in countries such as Germany and Japan where aging populations are planning for retirement. Finally, a continuation of recent euro and yen currency strength versus the US dollar would boost returns of non-US investments.

  In this dynamic environment, we are confident that our research-intensive investment process will lead us to international small-cap stocks poised to materially outperform.

--------------------------------------------------------------------------------

INTERNATIONAL SMALL CAP GROWTH FUND INSTITUTIONAL SHARES -- UNAUDITED
------------------------------------------------------------------------
COMPARISON OF CHANGE IN VALUE OF A $250,000 INVESTMENT IN INTERNATIONAL SMALL CAP GROWTH FUND INSTITUTIONAL SHARES WITH THE SALOMON EPAC EX US EMI WORLD INDEX.

              ANNUALIZED TOTAL RETURNS
                   As of 9/30/01
  1 YEAR              5 YEARS             10 YEARS
  -39.51%           17.84%                 12.54%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             INTERNATIONAL SMALL CAP        SALOMON EPAC EX
         GROWTH FUND INSTITUTIONAL SHARES          US
                                            EMI WORLD INDEX
6/7/90                           $250,000            $250,000
6/90                             $253,508            $253,863
7/90                             $262,592            $266,420
8/90                             $231,248            $232,870
9/90                             $197,794            $198,587
10/90                            $227,469            $231,929
11/90                            $209,211            $210,504
12/90                            $206,310            $208,433
1/91                             $209,432            $205,797
2/91                             $232,917            $235,149
3/91                             $224,307            $226,695
4/91                             $226,378            $230,272
5/91                             $225,593            $226,149
6/91                             $212,832            $214,382
7/91                             $220,948            $219,428
8/91                             $214,702            $210,485
9/91                             $230,018            $226,356
10/91                            $231,797            $228,164
11/91                            $220,956            $214,288
12/91                            $230,619            $221,894
1/92                             $228,690            $218,788
2/92                             $222,706            $214,702
3/92                             $209,707            $200,187
4/92                             $211,266            $201,674
5/92                             $225,491            $217,150
6/92                             $218,712            $208,395
7/92                             $209,577            $195,857
8/92                             $215,075            $203,670
9/92                             $210,436            $197,363
10/92                            $199,500            $185,219
11/92                            $199,946            $185,596
12/92                            $202,112            $188,269
1/93                             $202,685            $189,926
2/93                             $206,968            $196,666
3/93                             $223,098            $216,510
4/93                             $245,660            $236,410
5/93                             $258,885            $248,949
6/93                             $252,215            $239,385
7/93                             $256,612            $246,765
8/93                             $272,864            $259,473
9/93                             $263,732            $254,051
10/93                            $260,312            $253,147
11/93                            $238,402            $231,967
12/93                            $254,717            $246,897
1/94                             $280,393            $271,597
2/94                             $279,781            $273,480
3/94                             $274,076            $268,999
4/94                             $283,857            $277,076
5/94                             $279,985            $273,104
6/94                             $284,876            $278,846
7/94                             $287,728            $282,028
8/94                             $294,453            $285,021
9/94                             $288,340            $276,888
10/94                            $294,453            $281,915
11/94                            $279,985            $264,311
12/94                            $276,653            $267,870
1/95                             $265,298            $259,172
2/95                             $259,724            $255,369
3/95                             $270,253            $266,269
4/95                             $281,195            $274,252
5/95                             $277,892            $269,451
6/95                             $274,382            $266,138
7/95                             $292,344            $281,651
8/95                             $289,247            $274,516
9/95                             $293,376            $276,662
10/95                            $282,641            $268,698
11/95                            $285,944            $271,541
12/95                            $293,257            $281,952
1/96                             $297,214            $286,979
2/96                             $300,963            $291,441
3/96                             $313,460            $298,162
4/96                             $327,206            $313,864
5/96                             $330,331            $311,322
6/96                             $333,246            $311,360
7/96                             $319,500            $299,574
8/96                             $322,624            $302,605
9/96                             $329,914            $304,300
10/96                            $330,955            $303,095
11/96                            $346,856            $308,065
12/96                            $346,835            $302,398
1/97                             $356,599            $295,865
2/97                             $361,268            $300,836
3/97                             $361,481            $296,844
4/97                             $359,358            $292,420
5/97                             $383,980            $311,172
6/97                             $409,452            $318,194
7/97                             $425,796            $313,374
8/97                             $408,178            $300,007
9/97                             $437,258            $305,335
10/97                            $406,268            $293,267
11/97                            $398,120            $280,164
12/97                            $395,704            $273,970
1/98                             $405,100            $285,398
2/98                             $446,979            $306,691
3/98                             $495,301            $321,112
4/98                             $521,878            $323,560
5/98                             $534,764            $329,584
6/98                             $536,107            $319,964
7/98                             $547,289            $317,761
8/98                             $460,817            $278,771
9/98                             $454,523            $271,503
10/98                            $472,584            $290,688
11/98                            $505,474            $300,007
12/98                            $539,504            $307,256
1/99                             $582,111            $306,314
2/99                             $571,044            $300,365
3/99                             $584,324            $311,661
4/99                             $619,184            $328,549
5/99                             $595,114            $319,926
6/99                             $660,961            $330,827
7/99                             $717,955            $343,215
8/99                             $764,712            $348,524
9/99                             $787,399            $347,696
10/99                            $841,073            $344,232
11/99                          $1,033,636            $355,980
12/99                          $1,230,678            $379,476
1/00                           $1,269,363            $370,100
2/00                           $1,604,446            $385,595
3/00                           $1,424,659            $387,157
4/00                           $1,278,826            $363,511
5/00                           $1,196,725            $357,222
6/00                           $1,290,515            $380,380
7/00                           $1,254,056            $367,332
8/00                           $1,315,006            $378,629
9/00                           $1,233,183            $360,348
10/00                          $1,138,002            $340,448
11/00                          $1,028,242            $326,440
12/00                          $1,081,308            $340,297
1/01                           $1,059,500            $343,648
2/01                             $992,259            $330,149
3/01                             $886,127            $304,034
4/01                             $939,920            $325,743
5/01                             $933,378            $324,961
6/01                             $886,854            $313,295
7/01                             $864,683            $305,086
8/01                             $831,244            $304,080
9/30/01                          $745,830            $265,036

The graph above shows the value of a hypothetical $250,000 investment in the Fund's Class I shares compared with the Salomon EPAC ex US EMI World Index for the periods indicated. The Fund's Class I shares calculate their performance based upon the historical performance of their corresponding series of Nicholas-Applegate Mutual Funds (renamed Pilgrim Mutual Funds), adjusted to reflect all fees and expenses applicable to the Fund's Class I shares. The Fund's performance includes historical performance of comparable managed institutional separate accounts managed by the Investment Adviser prior to the Nicholas-Applegate Mutual Fund's inception. The Nicholas-Applegate Institutional Funds' Class I shares were first available on May 7, 1999. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Absent expense limitations, total returns would have been slightly lower. The total returns shown above do not show the effects of income taxes on an individual's investment. In most cases, taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. Past performance cannot guarantee future results.

The Salomon EPAC ex-US EMI is a market capitalization weighted index measuring capital appreciation. It is an unmanaged world equity index representative of small capitalization securities, defined as the bottom 20% of any given country's available market capitalization excluding the U.S. Major corporate events such as extraordinary dividends, spin-offs, scrip issues in other securities, and shares repurchased via tender offers are accounted for in the calculation.

The unmanaged index differs from the Fund in composition, does not pay management fees or expenses and includes reinvested dividends. One cannot invest directly in an index.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility and the social, economic and political climates of countries where the Fund invests. You may have a gain or loss when you sell your shares.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 2001 -- UNAUDITED
------------------------------------------------------------------------
INTERNATIONAL SMALL CAP GROWTH FUND

                                            NUMBER
                                           OF SHARES      VALUE
-------------------------------------------------------------------
COMMON STOCK -- 73.8%
-------------------------------------------------------------------
AUSTRALIA -- 1.6%
  Coca-Cola Amatil, Ltd.................      314,100  $    846,345
  Southcorp, Ltd........................      424,800     1,582,773
                                                       ------------
                                                          2,429,118
                                                       ------------
BERMUDA -- 0.6%
  Cheung Kong Infrastructure Holdings,
    Ltd.................................      361,000       592,448
  XOMA, Ltd.*...........................       37,900       319,497
                                                       ------------
                                                            911,945
                                                       ------------
CANADA -- 7.2%
  CAE, Inc..............................      106,600       657,266
  Canadian Hunter Exploration, Ltd.*....       49,400     1,135,165
  Cott Corp.*...........................       65,000       977,600
  Finning International, Inc............       42,500       492,340
  Global Thermoelectric, Inc.*..........       58,100       205,963
  Industrial Alliance Life Insurance
    Co..................................       91,800     2,382,604
  Penn West Petroleum, Ltd.*............       29,000       601,222
  Petro-Canada..........................       75,300     1,857,594
  Precision Drilling Corp.*.............       36,200       764,544
  Teck Corp. Cl. B......................       88,020       598,984
  Tesco Corp.*..........................      110,900       621,298
  Turbo Genset, Inc.*...................      169,100       284,563
  WestJet Airlines, Ltd.*...............       54,200       572,296
                                                       ------------
                                                         11,151,439
                                                       ------------
DENMARK -- 4.6%
  Carlsberg AS Cl. B....................       25,400     1,082,579
  Coloplast AS Ser. B*..................       17,300     1,175,941
  Danisco AS*...........................       34,700     1,223,963
  ISS AS*...............................       37,300     1,941,531
  NEG Micon AS*.........................       21,600       582,000
  Vestas Wind Systems AS................       37,700     1,122,003
                                                       ------------
                                                          7,128,017
                                                       ------------
FINLAND -- 0.4%
  Perlos OYJ............................       78,300       601,838
                                                       ------------
FRANCE -- 7.0%
  Altran Technologies S.A...............       25,500     1,053,156
  Atos Origin S.A.*.....................       20,300     1,423,515
  Bouygues Offshore S.A.................       23,800       786,790
  CNP Assurances........................       33,400     1,038,754
  Coflexip S.A..........................        3,700       603,157
  Compagnie Francaise d'Eudes et de
    Construction S.A....................       12,600     1,588,115
  Galeries Lafayette....................        8,000       981,370
  Infogrames Entertainment S.A.*........       24,900       132,657
  Pechiney S.A. Cl. A...................       26,000       982,645
  Rexel S.A.............................       18,200       911,611
  UBI Soft Entertainment S.A.*..........       23,200       559,898
  Vinci S.A.............................       13,500       792,992
                                                       ------------
                                                         10,854,660
                                                       ------------
GERMANY -- 3.4%
  Altana AG.............................       22,920     1,106,282
                                            NUMBER
                                           OF SHARES      VALUE
-------------------------------------------------------------------

GERMANY (CONTINUED)
  AMB Aachener & Muenchener Beteiligungs
    AG..................................       10,000  $  1,010,877
  DePfa Deutsche Pfandbriefbank AG......       15,300       975,360
  Lion Bioscience AG*...................       31,200       319,656
  Merck KGaA............................       22,800       820,176
  Schneider Technologies AG*............       49,500       266,872
  Tecis Holding AG......................       24,000       655,704
                                                       ------------
                                                          5,154,927
                                                       ------------
GREECE -- 0.4%
  Coca-Cola Hellenic Bottling Co.
    S.A.................................       51,500       643,482
                                                       ------------
HONG KONG -- 0.9%
  Denway Investments....................    3,428,000       911,994
  Hang Lung Development Co., Ltd........      545,000       440,221
                                                       ------------
                                                          1,352,215
                                                       ------------
IRELAND -- 2.4%
  Anglo Irish Bank Corp. PLC............      449,400     1,334,216
  Irish Life & Permanent PLC............      172,200     1,695,652
  Riverdeep Group PLC -- ADR*...........       41,900       612,997
                                                       ------------
                                                          3,642,865
                                                       ------------
ITALY -- 1.5%
  Autogrill SpA.........................      102,750       705,551
  Recordati SpA.........................       40,700       626,407
  Saipem SpA............................      226,600     1,021,505
                                                       ------------
                                                          2,353,463
                                                       ------------
JAPAN -- 13.3%
  Bellsystem 24, Inc....................        2,400       911,609
  Central Glass Co., Ltd................      203,000       995,148
  Credit Saison Co., Ltd................       65,000     1,402,250
  Daiichi Pharmaceutical Co., Ltd.......       45,000       944,347
  Drake Beam Morin-Japan, Inc...........        5,100       462,352
  FANCL Corp............................        9,000       450,264
  Fujikara, Ltd.........................      170,000       800,554
  Goldcrest Co., Ltd....................        6,800       309,376
  Hokuto Corp...........................       12,700       522,371
  Isetan Co., Ltd.......................       82,000       764,039
  Kajima Corp...........................      544,000     1,986,401
  Keio Electric Railway Co., Ltd........      429,000     2,520,776
  Konica Corp...........................      141,000       774,062
  Kyorin Pharmaceutical Co., Ltd.*......       23,000       555,066
  Meitec Corp...........................       17,200       447,578
  Nippon System Development Co., Ltd....       22,900     1,030,337
  Onward Kashiyama Co., Ltd.............      100,000     1,083,690
  Shikoku Electric Power Co., Inc.......       56,700       942,382
  Sumitomo Realty & Development Co.,
    Ltd.................................      171,000     1,194,258
  Teijin, Ltd...........................      266,000     1,147,687
  Tokyu Corp............................      207,000       941,778
  Tsubakimoto Chain Co..................      107,000       256,879
                                                       ------------
                                                         20,443,204
                                                       ------------
NETHERLANDS -- 0.6%
  IHC Caland N.V........................       21,700       937,716
                                                       ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INTERNATIONAL SMALL CAP GROWTH FUND

                                            NUMBER
                                           OF SHARES      VALUE
-------------------------------------------------------------------
COMMON STOCK (Continued)
-------------------------------------------------------------------
NORWAY -- 4.6%
  Gjensidige NOR Sparebank..............       60,200  $  1,595,008
  Smedvig ASA Cl. B.....................      187,400     1,288,837
  Tandberg ASA*.........................      114,700     1,713,475
  TGS Nopec Geophysical Co. ASA*........       98,500     1,249,359
  Tomra Systems ASA.....................      119,200     1,270,008
                                                       ------------
                                                          7,116,687
                                                       ------------
REPUBLIC OF CHINA -- 1.0%
  Beijing Datang Power Generatoin Co.,
    Ltd.................................    1,022,000       366,895
  Guangshen Railway Co., Ltd. -- Ser H..    2,706,000       385,109
  Qingling Motors Co., Ltd. -- Ser H....    1,762,000       264,317
  Yanzhou Coal Mining Co., Ltd. -- Ser
    H...................................    1,746,000       526,072
                                                       ------------
                                                          1,542,393
                                                       ------------
SPAIN -- 4.3%
  Acciona S.A...........................       42,600     1,445,532
  Acerinox S.A..........................       31,700       782,355
  Altadis S.A...........................       91,900     1,464,633
  Grupo Dragados S.A....................      125,200     1,533,564
  Sogecable S.A.*.......................       63,200     1,378,472
                                                       ------------
                                                          6,604,556
                                                       ------------
SWEDEN -- 2.4%
  Svenska Cellulosa AB..................       91,900     1,998,594
  Swedish Match AB......................      339,800     1,735,965
                                                       ------------
                                                          3,734,559
                                                       ------------
SWITZERLAND -- 0.4%
  Disetronic Holding AG.................        1,000       634,086
                                                       ------------
UNITED KINGDOM -- 15.9%
  Amey PLC..............................      304,800     1,381,971
  BBA Group PLC.........................      267,900       881,961
  British Energy PLC....................      209,900       830,609
  Cambridge Antibody Technology Group
    PLC*................................       41,200       841,668
  Capita Group PLC......................      411,200     2,230,017
  Celltech Group PLC*...................       28,200       287,218
  Eidos PLC*............................      154,500       340,603
  FKI PLC...............................      304,100       635,766
  Friends Provident PLC*................      363,400     1,030,792
  Galen Holdings PLC....................       45,700       431,537
  Innogy Holdings PLC...................      294,900       914,505
  International Power PLC*..............      212,200       658,046
  Johnson Matthey PLC...................       87,500     1,176,679
  Kidde PLC.............................    1,712,600     1,352,892
  Matalan PLC...........................      177,900     1,235,397
  MFI Furniture Group PLC...............      695,200     1,052,388
  Next PLC..............................       50,700       666,898
  Northern Rock PLC.....................      118,400       890,944
  Oxford Glycosciences PLC*.............       92,400       814,802
  Pace Micro Technology PLC.............      235,800       804,008
  PHS Group PLC*........................      992,200     1,173,880
  Safeway PLC...........................      421,900     1,984,213
  SkyePharma PLC*.......................      830,600       610,366
                                            NUMBER
                                           OF SHARES      VALUE
-------------------------------------------------------------------

UNITED KINGDOM (CONTINUED)
  Stolt Offshore S.A. -- ADR*...........       55,700  $    419,421
  United Utilities PLC..................      205,600     1,912,738
                                                       ------------
                                                         24,559,319
                                                       ------------
UNITED STATES -- 1.3%
  ResMed, Inc.*.........................      121,500       637,377
  Synthes-Stratec, Inc..................        2,000     1,311,475
                                                       ------------
                                                          1,948,852
                                                       ------------
TOTAL COMMON STOCK
  (Cost: $132,428,588)...............................
                                                        113,745,341
                                                       ------------
-------------------------------------------------------------------
PREFERRED STOCK -- 19.2%
-------------------------------------------------------------------
AUSTRALIA -- 0.5%
  Mayne Nickless, Ltd...................      239,000       833,882
                                                       ------------
BELGIUM -- 0.3%
  Omega Pharmaceuticals S.A.............        9,700       395,312
                                                       ------------
CANADA -- 0.9%
  Abitibi-Consolidated, Inc.............       90,800       574,218
  Angiotech Pharmaceuticals, Inc*.......       12,600       542,178
  Cott Corp.*...........................       21,300       320,352
                                                       ------------
                                                          1,436,748
                                                       ------------
DENMARK -- 0.7%
  Novozymes AS B Shares.................       50,500     1,119,480
                                                       ------------
FRANCE -- 1.7%
  Ingenico S.A..........................       21,100       420,825
  Pernod-Ricard S.A.....................       10,400       760,070
  Thales S.A............................       21,654       788,812
  Unibail Bearer........................       13,800       684,938
                                                       ------------
                                                          2,654,645
                                                       ------------
GERMANY -- 2.1%
  Gehe AG...............................       12,000       496,149
  Henkel KGaA...........................       27,600     1,596,093
  Stada Arzneimittel....................       19,100       500,958
  Wella AG..............................       13,600       641,570
                                                       ------------
                                                          3,234,770
                                                       ------------
INDIA -- 0.6%
  Doctor Reddy's Laboratories, Ltd. --
    ADR*................................       43,400       965,650
                                                       ------------
IRELAND -- 0.4%
  Ryanair Holdings PLC*.................       73,600       601,237
                                                       ------------
ITALY -- 1.4%
  Parmalat Finanziaria SpA..............      832,780     2,191,813
                                                       ------------
JAPAN -- 0.9%
  FamilyMart Co., Ltd...................       39,700       769,806
  Kyorin Pharmaceutical Co., Ltd.*......       11,500       277,533
  Mitsui O.S.K. Lines, Ltd..............      170,000       355,326
                                                       ------------
                                                          1,402,665
                                                       ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                            NUMBER
                                           OF SHARES      VALUE
-------------------------------------------------------------------
PREFERRED STOCK (Continued)
-------------------------------------------------------------------
NETHERLANDS -- 0.3%
  Van Der Moolen Holdings...............       21,000  $    396,838
                                                       ------------
SOUTH AFRICA -- 0.6%
  Gold Fields, Ltd......................      125,800       569,104
  Harmony Gold Mining Co., Ltd. -- ADR..       53,900       286,209
                                                       ------------
                                                            855,313
                                                       ------------
SPAIN -- 1.5%
  Corporacion Mapfre....................      236,100     1,395,456
  Fomento de Construcciones y Contratas
    S.A.................................       46,900       909,762
                                                       ------------
                                                          2,305,218
                                                       ------------
SWEDEN -- 0.2%
  Karo Bio AB*..........................       11,700       361,927
                                                       ------------
SWITZERLAND -- 2.1%
  Givaudan AG...........................        3,200       964,058
  Logitech International S.A.*..........       51,400     1,186,032
  Lonza Group AG........................        1,800     1,024,435
                                                       ------------
                                                          3,174,525
                                                       ------------
UNITED KINGDOM -- 5.0%
  Alliance Unichem PLC..................      113,000       870,239
  Allied Domecq PLC.....................      221,000     1,231,006
  Iceland Group PLC*....................      205,300       452,594
                                            NUMBER
                                           OF SHARES      VALUE
-------------------------------------------------------------------

UNITED KINGDOM (CONTINUED)
  Morrison Supermarkets.................      444,558  $  1,319,801
  Nestor Healthcare Group PLC...........      152,200     1,112,849
  Severn Trent PLC......................      104,427     1,121,145
  Smith & Nephew PLC....................      160,900       815,838
  Tullow Oil PLC*.......................      614,500       704,442
                                                       ------------
                                                          7,627,914
                                                       ------------
TOTAL PREFERRED STOCK
  (Cost: $30,239,678)................................
                                                         29,557,937
                                                       ------------

                                           PRINCIPAL
                                            AMOUNT
-------------------------------------------------------------------
TIME DEPOSIT -- 7.1%
-------------------------------------------------------------------
  Wachovia Bank
    2.660%, 10/01/01
    (Cost: $11,013,473).................  $11,013,473    11,013,473
                                                       ------------

TOTAL INVESTMENTS -- 100.1%
  (Cost: $173,681,739)............................   154,316,751
LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.1)%...      (184,602)
                                                    ------------
NET ASSETS -- 100.0%..............................  $154,132,149
                                                    ------------
                                                    ------------
---------------

  *  Non-income producing securities.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS BY INDUSTRY AS OF SEPTEMBER 30, 2001 -- UNAUDITED
------------------------------------------------------------------------
INTERNATIONAL SMALL CAP GROWTH FUND

                                  PERCENTAGE OF
INDUSTRY                           NET ASSETS
--------                          -------------
Aerospace/Defense...............        0.4%
Agricultural Operations.........        0.3
Airlines........................        0.8
Application Software............        0.7
Audio/Video Products............        0.2
Auto-Cars/Light Trucks..........        0.8
Banking.........................        3.4
Beverages -- Alcoholic..........        0.8
Beverages -- Non-Alcoholic......        4.0
Biotechnology...................        1.5
Building & Construction.........        6.4
Chemicals.......................        2.1
Commercial Services.............        4.5
Computer Services...............        1.2
Computer Software...............        0.9
Computers.......................        1.2
Cosmetics & Toiletries..........        0.3
Diversified Financial
  Services......................        2.7
Diversified Manufacturing.......        4.7
Diversified Minerals............        0.4
Diversified Operations..........        1.2
Drugs/Pharmaceuticals...........        4.9
Electric........................        3.1
Electronic
  Components/Semiconductors.....        1.7
Engineering Services............        0.7
Entertainment Software..........        0.6
Fire & Safety Products..........        0.9
Food............................        4.7

                                  PERCENTAGE OF
INDUSTRY                           NET ASSETS
--------                          -------------

Healthcare......................        0.7%
Home Furnishings................        0.7
Human Resources.................        1.4
Insurance.......................        4.4
Machinery.......................        0.6
Medical Products................        5.0
Metals..........................        0.6
Mining..........................        1.0
Oil & Gas Producers.............        2.3
Oil & Gas Services..............        5.0
Paper & Related Products........        1.7
Photo Equipment & Supplies......        0.5
Real Estate Development.........        1.3
Real Estate Management..........        0.4
Recycling.......................        0.8
Retail -- Apparel...............        1.2
Retail -- Convenience Store.....        0.5
Retail -- Major Department
  Stores........................        1.1
Retail -- Restaurants...........        0.5
Steel...........................        0.5
Telecommunications..............        2.0
Telecommunications Equipment....        1.1
Tobacco.........................        2.1
Transportation -- Rail..........        2.5
Time Deposit....................        7.1
Liabilities in Excess of Other
  Assets........................       (0.1)
                                      -----
NET ASSETS......................      100.0%
                                      =====

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

INTERNATIONAL STRUCTURED FUND INSTITUTIONAL SHARES
------------------------------------------------------------------------

  MANAGEMENT TEAM: ERNESTO RAMOS, PH.D., Lead Portfolio Manager; ANTONIO RAMOS, Investment Analyst; LAWRENCE S. SPEIDELL, CFA, Director of Global & Systematic Management & Research

  CHIEF INVESTMENT OFFICER: CATHERINE SOMHEGYI NICHOLAS

  GOAL: The International Structured Fund seeks to maximize long-term capital appreciation through investments in companies located in developed countries outside North America. Investment opportunities are identified by applying a multidimensional research process that integrates a proprietary quantitative model overlaid with fundamental analysis.

  MARKET OVERVIEW: Stock prices in developed non-US countries fell during the six months ended September 30, 2001. Equity markets in Hong Kong and Germany were especially weak, while stocks in Australia and the United Kingdom did relatively well. Losses were caused by a cyclical downturn in global economic and earnings growth, punctuated by the terrorist attacks. On a positive note, equities rebounded during the finals days of September.

  GDP growth in Europe was barely positive during the first half of 2001, and preliminary evidence pointed to slim growth in the third quarter. Strength in the euro currency, a downward trend in inflation and labor market stability were unable to lift stock prices higher. In Japan, the economy remained mired in difficulty, with GDP contracting in both the first and second quarters of 2001. On an encouraging note, newly elected Prime Minister Koizumi announced plans to clean up Japan's troubled banking sector.

  In an attempt to jump-start economic recovery, central banks around the globe continued to ease monetary policy this period. Since late last year through September 30, 2001, central banks worldwide made a total of 141 interest-rate cuts.

  PERFORMANCE: Since its inception on May 7, 2001, the Fund lost 17.2%, outperforming the MSCI EAFE Index, which declined 21.3%.

  PORTFOLIO SPECIFICS: Nicholas-Applegate launched the International Structured Fund on May 7, 2001. The Fund's strong since-inception performance versus its benchmark was mainly due to stock selection in Japan, the United Kingdom and among financial services and utility companies. Examples of top-performing holdings were Tokyo Electric Power; Ito-Yokado, a diversified Japanese retailer; and global drug giant GlaxoSmithKline, headquartered in the United Kingdom.

  Wesfarmers, an Australian conglomerate with interests in chemicals, energy and hardware retailing, was another strong performer. The company is delivering robust earnings growth largely driven by volume and productivity increases in its coal division.

  As of September 30, 2001, the Fund was well diversified and had no major country or industry over/underweights versus the MSCI EAFE Index.

  MARKET OUTLOOK: Despite recent trying times, these factors inspire optimism for investors in developed international markets:

  - Positive effect of lower interest rates on economic activity and corporate profits

  - Attractive valuations and recent appreciation of the euro and yen versus the US dollar

  - Structural change such as a rising equity culture in Europe and Japan and tax and pension reform in Europe

  Through strict application of our disciplined investment process, we remain confident in our ability to uncover the strongest investment opportunities in the international equity universe.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 2001 -- UNAUDITED
------------------------------------------------------------------------

INTERNATIONAL STRUCTURED FUND

                                           NUMBER
                                          OF SHARES    VALUE
--------------------------------------------------------------
COMMON STOCK -- 101.1%
--------------------------------------------------------------
AUSTRALIA -- 3.5%
  CSL, Ltd..............................      417    $  9,250
  Macquarie Bank, Ltd...................       29         515
  News Corp., Ltd.......................    2,377      14,546
  Telstra Corp., Ltd....................      800       2,069
  Westfarmers, Ltd......................      197       2,883
                                                     --------
                                                       29,263
                                                     --------
AUSTRIA -- 0.1%
  OMV AG................................        8         649
                                                     --------
BELGIUM -- 3.1%
  Agfa Gevaer N.V.......................       55         656
  Compagnie Nationale a Portefeuille
    (CNP)/ Nationale Portefeuille
    Maatschappij (NPM)..................       78       7,800
  Dexia.................................      300       4,563
  Electrabel S.A........................       25       5,259
  Union Miniere S.A.....................      203       7,672
                                                     --------
                                                       25,950
                                                     --------
DENMARK -- 0.8%
  Danske Bank...........................      401       6,286
                                                     --------
FINLAND -- 2.8%
  Fortum OYJ............................    2,731      12,063
  Nokia Corp. -- ADR....................      655      10,707
                                                     --------
                                                       22,770
                                                     --------
FRANCE -- 8.3%
  Aventis S.A...........................       55       4,172
  BNP Paribas S.A.......................      126      10,304
  Bollore Investissement................       98       4,373
  Bouygues S.A..........................       42       1,084
  Compagnie de Saint-Gobain.............       35       4,813
  Dassault Aviation S.A.................       33       7,844
  European Aeronautic Defence & Space
    Co..................................      234       2,525
  Lafarge S.A...........................        6         489
  Pernod-Ricard S.A.....................        9         658
  PSA Peugeot Citroen...................      285      10,616
  Sanofi-Synthelabo S.A.................      138       8,986
  Societe Generale Cl. A................       45       2,246
  Suez S.A..............................       15         499
  TotalFinaElf S.A......................       64       8,597
  Usinor S.A............................      147       1,178
                                                     --------
                                                       68,384
                                                     --------
GERMANY -- 5.7%
  DaimlerChrysler AG....................      128       3,800
  Deutsche Bank AG......................      103       5,614
  Deutsche Telekom AG...................      787      12,249
  E.On AG...............................       90       4,623
  Metro AG..............................       39       1,278
  Muenchener
    Rueckversicherunds-Gesellschaft AG..       18       4,672
  Sap AG................................       15       1,589
                                           NUMBER
                                          OF SHARES    VALUE
--------------------------------------------------------------

GERMANY (CONTINUED)
  Siemens AG............................       50    $  1,885
  Volkswagen AG.........................      327      11,406
                                                     --------
                                                       47,116
                                                     --------
HONG KONG -- 1.3%
  Cheung Kong (Holdings), Ltd...........      389       3,018
  Hang Lung Development Co., Ltd........      747         603
  Hutchison Whampoa, Ltd................      300       2,221
  New World Development Co., Ltd........    6,965       4,644
                                                     --------
                                                       10,486
                                                     --------
IRELAND -- 1.4%
  Allied Irish Banks PLC................      491       4,413
  Anglo Irish Bank Corp. PLC............    1,166       3,462
  Elan Corp. PLC*.......................       68       3,375
                                                     --------
                                                       11,250
                                                     --------
ITALY -- 6.2%
  Banca Popolare di Milano Scrl.........      379       1,501
  Banca Toscana SpA.....................    1,061       3,565
  ENI SpA...............................    1,419      17,614
  Ifil (Finanziaria di Partecipazioni)
    SpA.................................      410       2,069
  Mediaset SpA..........................      131         735
  Milano Assicurazioni..................    1,427       3,704
  Olivetti SpA..........................    5,811       5,726
  Pirelli & Co..........................    2,029       4,102
  Pirelli SpA...........................    5,676       8,229
  Sanpaolo IMI SpA......................      280       2,938
  Telecom Italia Mobile SpA.............      248       1,204
                                                     --------
                                                       51,387
                                                     --------
JAPAN -- 25.4%
  Anritsu Corp..........................      520       3,645
  Avex, Inc.............................       19         702
  Avex, Inc., New*......................       19         702
  Canon, Inc............................      258       7,082
  Chuba Electric Power Co., Inc.........    2,417      53,157
  Chuo Mitsui Trust & Banking Co.,
    Ltd.................................      943       1,409
  Denki Kagaku Kogyo Kabushiki Kaisha...    2,756       5,552
  Fast Retailing Co., Ltd...............       25       2,810
  Hitachi, Ltd..........................      264       1,757
  Honda Motor Co., Ltd..................      480      15,593
  Ibiden Co., Ltd.......................      137       1,617
  Inax Corp.............................      135         809
  Itochu Techno-Science Corp............       75       5,093
  Ito-Yokado Co., Ltd...................      160       7,105
  Japan Tobacco, Inc....................        1       7,269
  Kamigumi Co., Ltd.....................      191         821
  Kansai Electric Power Co., Inc........      243       4,080
  Kddi Corp.............................        2       5,473
  Konami Corp...........................      174       4,228
  Konica Corp...........................      184       1,010
  Kubota Corp...........................      445       1,251
  Kurita Water Industries, Ltd..........      346       4,211
  Kyocera Corp..........................       16       1,045
  Mitsubishi Electric Corp..............      238         839
  Mitsui Chemicals, Inc.................      322         943
  NGK Spark Plug Co., Ltd...............      791       5,664

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INTERNATIONAL STRUCTURED FUND

                                           NUMBER
                                          OF SHARES    VALUE
--------------------------------------------------------------
COMMON STOCK (Continued)
--------------------------------------------------------------
JAPAN (CONTINUED)
  Nippon Electric Glass Co., Ltd........      321    $  3,166
  Nissan Motor Co., Ltd.................    1,314       5,482
  Nissei Sangyo Co., Ltd................      453       5,845
  Obara Corp............................      300       3,903
  Pioneer Corp..........................       91       1,829
  Seino Transportation Co., Ltd.........      795       3,537
  Sekisui Chemical Co., Ltd.............      868       2,477
  Seven-Eleven Japan Co., Ltd...........      167       6,757
  Softbank Corp.........................       53         939
  Sony Corp.............................       97       3,575
  Suzuken Co., Ltd......................       70       1,187
  Taiyo Yuden Co., Ltd..................       83       1,028
  Takeda Chemical Industries, Ltd.......       42       1,939
  Tosoh Corp............................    2,638       4,783
  Tostem Inax Holding Corp..............       79       1,114
  Toyota Motor Corp.....................      336       8,631
  Trend Micro, Inc.*....................       80       1,373
  Tsubasa Securities Co., Ltd...........    1,158       2,829
  Yamazaki Baking Co., Ltd..............    1,011       6,187
                                                     --------
                                                      210,448
                                                     --------
NETHERLANDS -- 2.5%
  ABN AMRO Holding N.V..................       34         560
  ING Groep N.V.........................      248       6,647
  Rodamco Europe N.V....................      305      11,055
  Rodamco Forth America N.V.............       59       2,265
                                                     --------
                                                       20,527
                                                     --------
NORWAY -- 3.4%
  DnB Holding ASA.......................      785       2,921
  Gjensidige NOR Sparebank..............      118       3,126
  Norsk Hydro ASA.......................      311      11,413
  Norske Skogindustrier ASA.............      368       5,477
  Sparebanken Pluss.....................      338       5,335
                                                     --------
                                                       28,272
                                                     --------
SPAIN -- 5.5%
  Aceralia Corporacion Siderurgica
    S.A.................................      848       7,097
  Aurea Concesiones de Infraestructuras
    del Estado S.A......................      679      12,800
  Banco Bilbao Vizcaya Argentaria,
    S.A.................................      340       3,499
  Banco Santander Central Hispano
    S.A.................................      890       6,825
  Compania Espanola de Petroleos S.A....      293       2,932
  Endesa S.A............................      142       2,205
  Iberdrola S.A.........................      484       6,590
  Telefonica S.A.*......................      354       3,914
                                                     --------
                                                       45,862
                                                     --------
SWEDEN -- 3.4%
  Drott AB Cl. B........................      636       5,336
  Holmen AB Cl. B.......................       71       1,298
  Skanska AB Cl. B......................      552       3,596
  SKF AB Cl. B..........................       72         982
                                           NUMBER
                                          OF SHARES    VALUE
--------------------------------------------------------------

SWEDEN (CONTINUED)
  Svenska Cellulosa AB Cl. B............      103    $  2,240
  Swedish Match AB......................      947       4,838
  Telefonaktiebolaget LM Ericsson AB Cl.
    B...................................      348       1,259
  Telia AB..............................      832       3,603
  Volvo AB Cl. B........................      401       5,169
                                                     --------
                                                       28,321
                                                     --------
SWITZERLAND -- 4.0%
  Baloise Holding, Ltd..................       30       2,153
  Credit Suisse Group*..................      148       5,173
  Novartis AG...........................      106       4,151
  SGS Societe Generale de Surveillance
    Holding S.A.........................       33       3,858
  STMicroelectronics N.V................       22         472
  Sulzer AG.............................        9       1,347
  Sulzer Medica AG*.....................        6         323
  Swisscom AG...........................       12       3,385
  UBS AG................................      264      12,347
                                                     --------
                                                       33,209
                                                     --------
UNITED KINGDOM -- 23.7%
  Abbey National PLC....................      871      12,775
  Amvescap PLC..........................      141       1,509
  Anglo American PLC....................      184       2,212
  Associated British Ports Holdings
    PLC.................................      488       2,840
  AstraZeneca PLC.......................      165       7,675
  Barclays PLC..........................       47       1,292
  Barrat Developments PLC...............      136         604
  BG Group PLC..........................    1,119       4,313
  BP PLC................................    2,472      20,418
  British Telecommunications PLC........      178         889
  Cable & Wireless PLC..................      597       2,459
  CGNU PLC..............................      519       6,404
  FKI PLC...............................      757       1,583
  Galen Holdings PLC....................      720       6,799
  Gallaher Group PLC....................      396       2,607
  George Wimpey PLC.....................      377         984
  GlaxoSmithKline PLC...................      789      22,264
  HBOS PLC..............................      533       5,750
  Hilton Group PLC......................    1,381       3,714
  HSBC Holdings PLC.....................    1,353      14,258
  Imperial Tobacco Group PLC............      118       1,458
  JJB Sports PLC........................      192       1,157
  Lloyds TSB Group PLC..................    1,255      11,989
  Mark & Spencer PLC....................      821       3,077
  National Grid Group PLC...............      117         739
  P & O Princess Cruises PLC............      258         850
  Pace Micro Technology PLC.............      172         586
  Pearson PLC...........................       68         729
  Reed International PLC................      314       2,591
  Reuters Group PLC.....................      594       5,229
  Rio Tinto PLC.........................      485       7,627
  Royal Bank of Scotland Group PLC......      444       9,775
  Shell Transport & Trading Co. PLC.....      746       5,592
  Telewest Communications PLC*..........    2,878       1,269

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INTERNATIONAL STRUCTURED FUND

                                           NUMBER
                                          OF SHARES    VALUE
--------------------------------------------------------------
COMMON STOCK (Continued)
--------------------------------------------------------------
UNITED KINGDOM (CONTINUED)
  Unilever PLC..........................      744    $  5,648
  Vodafone Group PLC....................    7,653      16,871
                                                     --------
                                                      196,536
                                                     --------
TOTAL COMMON STOCK
  (Cost: $960,998).................................   836,716
                                                     --------

TOTAL INVESTMENTS -- 101.1%
  (Cost: $960,998)................................     836,716
LIABILITIES IN EXCESS OF OTHER ASSETS -- (1.1%)...      (8,703)
                                                      --------
NET ASSETS -- 100.0%..............................    $828,013
                                                      --------
                                                      --------
---------------

* Non-income producing securities.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS BY INDUSTRY AS OF SEPTEMBER 30, 2001 -- UNAUDITED
------------------------------------------------------------------------
INTERNATIONAL STRUCTURED FUND

                                  PERCENTAGE OF
INDUSTRY                           NET ASSETS
--------                          -------------
Aerospace/Defense...............        1.3%
Audio/Video Products............        0.7
Auto -- Cars/Light Trucks.......        4.2
Auto -- HeavyTrucks.............        0.6
Auto Manufacturers..............        2.5
Automobile Parts/Equipment......        0.7
Banking.........................       16.0
Beverages.......................        0.1
Building & Construction.........        1.2
Building Materials..............        0.1
Building Products...............        0.6
Building --
  Residential/Commercial........        0.5
Cable TV........................        0.2
Chemicals.......................        1.4
Commercial Services.............        0.5
Computer Software...............        0.5
Computers.......................        0.6
Cruise Lines....................        0.1
Distribution/Wholesale..........        0.7
Diversified Manufacturing.......        2.3
Diversified Minerals............        1.2
Diversified Operations..........        2.0
Drugs/Pharmaceuticals...........        8.4
Electric........................        9.3
Electric Products...............        0.3
Electronic
  Components/Semiconductors.....        1.4
Enterprise Software/Server......        0.2
Finance.........................        0.3
Food............................        1.4
Gambling (Non-Hotel)............        0.4
Insurance.......................        2.8
Internet Incubators.............        0.1
Internet Security...............        0.2
Investment Management/Advisor
  Services......................        0.2

                                  PERCENTAGE OF
INDUSTRY                           NET ASSETS
--------                          -------------
Machinery.......................        0.6%
Medical Products................        0.0
Medical -- Wholesale Drug
  Distribution..................        0.1
Metal Processor & Fabrication...        0.1
Money Center Banks..............        1.2
Multimedia......................        2.5
Music...........................        0.2
Non-Ferrous Metals..............        0.9
Office Automation & Equipment...        0.9
Oil & Gas Producers.............        8.7
Paper & Related Products........        1.1
Photo Equipment & Supplies......        0.2
Public Throughfares.............        1.5
Publishing -- Books.............        0.3
Real Estate
  Operation/Development.........        1.1
Retail -- Apparel...............        0.3
Retail -- Convenience Store.....        0.8
Retail -- Food..................        0.9
Retail -- Major Department
  Store.........................        0.6
Retail -- Sporting Goods........        0.1
Rubber -- Tires.................        1.5
Steel Producers.................        1.0
Stock Funds -- Real Estate......        1.6
Telecommunications..............        7.0
Telecommunications Equipment....        1.4
Television......................        0.1
Tobacco.........................        2.0
Transportation..................        0.5
Transportation -- Marine........        0.3
Water...........................        0.1
Water Treatment Systems.........        0.5
Liabilities in Excess of Other
  Assets........................       (1.1)
                                      -----
NET ASSETS......................      100.0%
                                      =====

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

EMERGING COUNTRIES FUND INSTITUTIONAL SHARES
------------------------------------------------------------------------

  MANAGEMENT TEAM: ERNESTO RAMOS, PH.D., Co-Lead Portfolio Manager; ANDREW BEAL, Co-Lead Portfolio Manager; JASON CAMPBELL, Portfolio Manager; JESSICA L.G OCCHIALINI, Portfolio Manager; REBECCA HAGSTROM, CFA, Investment Analyst; THEODORA JAMISON, Investment Analyst; JOHN CASARIETTI, Investment Analyst; LAWRENCE S. SPEIDELL, CFA, Director of Global Systematic Management & Research

  CHIEF INVESTMENT OFFICER: CATHERINE SOMHEGYI NICHOLAS

  GOAL: The Emerging Countries Fund seeks to maximize long-term capital appreciation through investments in companies located in developing countries around the world.

  MARKET OVERVIEW: Equity markets in the world's emerging countries declined from April 1, 2001 through September 30, 2001 due to:

  - A cyclical downturn in global economic growth and corporate earnings

  - The negative impact of the terrorist attacks, which altered the fundamental outlook for many companies and undermined investor confidence

  Stocks were especially weak in Taiwan, Argentina and Brazil. Taiwan is highly leveraged to global technology spending, which fell sharply. Argentine equities suffered from concerns that the government might default on its loans and devalue the Argentine peso. Argentina's troubles spilled over into neighboring Brazil, another country with heavy external financing needs.

  On a positive note, while equities fell immediately following the terrorist strikes, prices firmed during the final days of September. In addition, several developing markets posted gains this period, including Peru, Indonesia and Russia.

  China sealed an agreement the week after the attacks that could allow the country to join the World Trade Organization as early as December. And central banks worldwide continued to aggressively lower interest rates, making a total of 141 rate cuts between December 1, 2000 and September 30, 2001.

  PERFORMANCE: The Fund's value fell 22.8% during the six-month period ended September 30, 2001 versus the MSCI Emerging Markets Free Index, which shed 18.5%.

  PORTFOLIO SPECIFICS: The Fund primarily invests in shares of rapidly growing companies. This hurt results versus its style-neutral benchmark this period since growth stocks lagged value stocks. Issue selection in South Korea, Mexico and among consumer services companies was another negative.

  On the plus side, the Fund benefited from stock selection in South Africa and China and in the commercial/industrial services sector. Top-performers included South Africa-based Gold Fields, the world's fourth-largest gold producer, and telecommunications services firms China Telecom and South Korea-based SK Telecom.

  MARKET OUTLOOK: Our near-term outlook for emerging market equities is cautious given the weak state of the global economy. Longer-term, however, we are very positive. Accommodative monetary policy worldwide should drive a rebound in global GDP growth and corporate profits. We do not believe that the terrorist strikes have significantly delayed the timing of a recovery, and a deeper trough now sets the stage for a sharper future rebound. In addition, emerging market stock valuations are at levels unseen since the 1998 Russian default crisis. As a result, we believe that strict application of our bottom-up stock selection process will lead us to exciting investment opportunities for the Fund.

--------------------------------------------------------------------------------

EMERGING COUNTRIES FUND INSTITUTIONAL SHARES -- UNAUDITED
------------------------------------------------------------------------
COMPARISON OF CHANGE IN VALUE OF A $250,000 INVESTMENT IN EMERGING COUNTRIES FUND INSTITUTIONAL SHARES WITH THE MSCI EMERGING MARKETS FREE INDEX.

              ANNUALIZED TOTAL RETURNS
                   As of 9/30/01            SINCE
  1 YEAR              5 YEARS             INCEPTION
  -45.24%           -7.11%                 -1.88%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             EMERGING COUNTRIES      MSCI EMF
          FUND INSTITUTIONAL SHARES   INDEX
11/28/94                   $250,000  $250,000
11/94                      $251,800  $254,738
12/94                      $237,014  $234,279
1/95                       $217,797  $209,353
2/95                       $215,595  $203,984
3/95                       $218,398  $205,280
4/95                       $231,009  $214,489
5/95                       $248,825  $225,900
6/95                       $251,427  $226,568
7/95                       $268,243  $231,654
8/95                       $266,841  $226,197
9/95                       $267,042  $225,124
10/95                      $254,230  $216,506
11/95                      $248,625  $212,645
12/95                      $253,511  $222,076
1/96                       $276,630  $237,862
2/96                       $280,651  $234,080
3/96                       $281,857  $235,903
4/96                       $299,951  $245,335
5/96                       $310,204  $244,239
6/96                       $310,807  $245,764
7/96                       $298,946  $228,968
8/96                       $311,812  $234,829
9/96                       $317,441  $236,863
10/96                      $309,199  $230,546
11/96                      $321,453  $234,409
12/96                      $324,696  $235,469
1/97                       $348,815  $251,531
2/97                       $359,557  $262,302
3/97                       $353,679  $255,412
4/97                       $356,720  $255,864
5/97                       $378,001  $263,186
6/97                       $406,782  $277,271
7/97                       $426,442  $281,410
8/97                       $393,810  $245,601
9/97                       $421,983  $252,406
10/97                      $354,693  $210,990
11/97                      $344,552  $203,291
12/97                      $357,563  $208,190
1/98                       $336,925  $191,862
2/98                       $363,844  $211,887
3/98                       $384,705  $221,082
4/98                       $397,043  $218,674
5/98                       $355,768  $188,707
6/98                       $331,318  $168,912
7/98                       $346,571  $174,268
8/98                       $245,169  $123,880
9/98                       $245,394  $131,738
10/98                      $265,900  $145,611
11/98                      $279,646  $157,721
12/98                      $281,674  $155,435
1/99                       $290,237  $152,927
2/99                       $284,378  $154,415
3/99                       $303,081  $174,765
4/99                       $337,558  $196,387
5/99                       $335,755  $195,245
6/99                       $378,795  $217,403
7/99                       $370,457  $211,498
8/99                       $370,232  $213,422
9/99                       $364,824  $206,199
10/99                      $371,133  $210,590
11/99                      $412,596  $229,472
12/99                      $504,083  $258,656
1/00                       $496,647  $260,198
2/00                       $547,574  $263,634
3/00                       $533,828  $264,921
4/00                       $459,241  $239,808
5/00                       $435,130  $229,894
6/00                       $460,367  $237,992
7/00                       $430,623  $225,753
8/00                       $443,016  $226,862
9/00                       $400,878  $207,054
10/00                      $367,302  $192,042
11/00                      $318,515  $175,251
12/00                      $327,651  $179,482
1/01                       $349,224  $204,197
2/01                       $315,469  $188,208
3/01                       $284,252  $169,722
4/01                       $295,927  $178,108
5/01                       $298,211  $180,234
6/01                       $290,597  $176,535
7/01                       $272,070  $165,379
8/01                       $262,426  $163,742
9/30/01                    $219,534  $138,395

The graph above shows the value of a hypothetical $250,000 investment in the Fund's Class I shares compared with the Morgan Stanley Capital International Emerging Markets Free Index ("MSCI EMF") for the periods indicated. The Fund's Class I shares calculate their performance based upon the historical performance of their corresponding series of Nicholas-Applegate Mutual Funds (renamed Pilgrim Mutual Funds), adjusted to reflect all fees and expenses applicable to the Fund's Class I shares. The Nicholas-Applegate Institutional Funds' Class I shares were first available on May 7, 1999. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Absent expense limitations, total returns would have been slightly lower. The total returns shown above do not show the effects of income taxes on an individual's investment. In most cases, taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. Past performance cannot guarantee future results.

The unmanaged MSCI EMF Index is composed of approximately 900 companies which represent the stock markets of 25 countries, including South Korea, Brazil and South Africa. The unmanaged Index differs from the Fund in composition, does not pay management fees or expenses and includes reinvested dividends. One cannot invest directly in an index.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility and the social, economic and political climates of countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. You may have a gain or loss when you sell your shares.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 2001 -- UNAUDITED
------------------------------------------------------------------------

EMERGING COUNTRIES FUND

                                             NUMBER
                                           OF SHARES       VALUE
--------------------------------------------------------------------
COMMON STOCK -- 84.2%
--------------------------------------------------------------------
CHILE -- 0.9%
  Compania de Petroleos de Chile S.A....       115,300  $    328,315
  Empresa Nacional de Electricidad
    S.A. -- ADR.........................        42,200       365,452
                                                        ------------
                                                             693,767
                                                        ------------
CROATIA -- 0.8%
  Pliva D.D. -- GDR Reg S...............        71,600       622,920
                                                        ------------
HONG KONG -- 4.8%
  China Mobile (Hong Kong), Ltd.*.......       610,500     1,937,288
  China Overseas Land & Investment,
    Ltd.................................     3,288,000       311,958
  China Resources Enterprise, Ltd.*.....       418,000       364,434
  HKCB Bank Holding Co., Ltd............       325,000       132,300
  Li & Fung, Ltd........................       432,000       409,872
  SmarTone Telecommunications Holdings,
    Ltd.*...............................       621,000       660,850
                                                        ------------
                                                           3,816,702
                                                        ------------
HUNGARY -- 1.9%
  Gedeon Richter Rt.....................        19,300     1,074,619
  Magyar Tavkozlesi Rt (Matav)..........       139,000       358,497
  Magyar Tavkozlesi Rt (Matav) -- ADR...         8,700       117,537
                                                        ------------
                                                           1,550,653
                                                        ------------
INDIA -- 8.3%
  Hindustan Lever, Ltd..................       596,500     2,592,936
  Infosys Technologies, Ltd.............        20,600     1,023,908
  ITC, Ltd..............................        98,300     1,186,174
  Reliance Industries, Ltd..............       288,800     1,604,545
  Wipro, Ltd............................        12,200       268,999
                                                        ------------
                                                           6,676,562
                                                        ------------
INDONESIA -- 1.6%
  PT Astra International, Inc.*.........     1,175,000       233,003
  PT Bank Central Asia Tbk*.............     3,345,000       473,796
  PT Gudang Garam Tbk*..................       155,000       159,670
  PT Indofood Sukses Makmur Tbk.........     2,350,500       175,546
  PT Telekomunikasi Indonesia...........       777,500       212,246
                                                        ------------
                                                           1,254,261
                                                        ------------
ISRAEL -- 3.5%
  Check Point Software Technologies,
    Ltd.*...............................        23,300       513,066
  Elbit Systems, Ltd.*..................        18,900       310,527
  Lumenis, Ltd.*........................        23,600       473,888
  RADWARE, Ltd.*........................        20,400       178,092
  Taro Pharmaceuticals Industries,
    Ltd.*...............................        13,900       488,724
  Teva Pharmaceutical Industries,
    Ltd. -- ADR.........................        14,500       876,525
                                                        ------------
                                                           2,840,822
                                                        ------------
MALAYSIA -- 5.4%
  Malayan Banking Berhad................       393,000     1,065,237
  Perusahaan Otomobil Nasional Berhad...       193,000       309,816
  Telekom Malaysia Berhad*..............       502,000     1,215,368
  Tenaga Nasional Berhad................       688,000     1,783,368
                                                        ------------
                                                           4,373,789
                                                        ------------
                                             NUMBER
                                           OF SHARES       VALUE
--------------------------------------------------------------------

MEXICO -- 14.6%
  America Movil S.A. de C.V. -- Ser
    L...................................       160,300  $  2,377,249
  Carso Global Telecom Cl. A1*..........       266,500       517,984
  Coca-Cola Femsa S.A. de C.V. Ser.
    L -- ADR............................        25,300       499,675
  Consorcio ARA S.A. de C.V.*...........       267,700       334,871
  Corporacion Interamericana de
    Entretenimiento S.A. de C.V. Cl.
    B*..................................     1,317,300     2,631,000
  Grupo Financiero Inbursa S.A de
    C.V.*...............................       212,400       593,907
  Organizacion Soriana S.A. de C.V. --
    Ser B*..............................       226,600       393,269
  Pepsi -- Gemex S.A. -- GDR*...........       105,100       551,775
  Telefonos De Mexico S.A. de C.V.
    (Telmex) -- ADR.....................        61,600     1,989,064
  Tubos de Acero De Mexico S.A.
    (TAMSA) -- ADR......................        53,900       485,100
  TV Azteca S.A. de C.V. -- ADR.........        23,800        91,630
  Wal-Mart de Mexico S.A. -- Ser C......       112,800       213,434
  Wal-Mart de Mexico S.A. -- Ser V......       484,400     1,012,795
                                                        ------------
                                                          11,691,753
                                                        ------------
PHILIPPINES -- 0.3%
  Manila Electric Co. Cl. B*............        64,400        42,641
  Philippine Long Distance Telephone
    Co. -- ADR..........................        23,400       221,130
                                                        ------------
                                                             263,771
                                                        ------------
REPUBLIC OF CHINA -- 4.1%
  Beijing Datang Power Generation Co.,
    Ltd.................................     1,510,000       542,086
  China Southern Airlines Co., Ltd. --
    Ser H*..............................     1,000,000       205,141
  China Unicom, Ltd. -- ADR*............        60,800       656,640
  CNOOC, Ltd.*..........................         9,000         8,943
  Huaneng Power International, Inc. --
    Ser H...............................       848,000       478,390
  PetroChina Co., Ltd. -- Ser H.........     2,435,700       462,188
  Qingling Motors Co., Ltd. -- Ser H....     2,372,000       355,823
  Yanzhou Coal Mining Co., Ltd. -- Ser
    H...................................     1,828,000       550,779
                                                        ------------
                                                           3,259,990
                                                        ------------
RUSSIAN FEDERATION -- 3.4%
  AO Mosenergo -- ADR...................        70,900       224,044
  AO VimpelCom -- ADR*..................         8,400       137,928
  Mobile Telesystems -- ADR*............        31,700       777,918
  RAO Unified Energy System (UES) --
    ADR.................................        45,000       396,900
  Sibneft -- ADR........................        41,700       210,919
  Surgutneftegaz -- ADR.................        87,100       974,649
                                                        ------------
                                                           2,722,358
                                                        ------------
SOUTH AFRICA -- 10.2%
  ABSA Group, Ltd.......................       247,800     1,024,734
  AECI, Ltd.*...........................        45,700        80,160
  African Bank Investments, Ltd.*.......       485,800       420,125
  BoE, Ltd..............................     1,356,500       575,264
  FirstRand, Ltd.*......................     1,252,800     1,036,148
  Gold Fields, Ltd......................       148,300       670,892
  Harmony Gold Mining Co., Ltd. -- ADR..       136,901       726,944
  Impala Platinum Holdings, Ltd.........        17,000       600,150
  Liberty Group, Ltd....................        90,200       522,710

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                             NUMBER
                                           OF SHARES       VALUE
--------------------------------------------------------------------
COMMON STOCK (Continued)
--------------------------------------------------------------------
SOUTH AFRICA (CONTINUED)
  Murray & Roberts Holdings, Ltd.*......       190,200  $    149,918
  Sanlam, Ltd.*.........................       773,300       790,663
  Sasol, Ltd............................       106,800       872,635
  Steinhoff International Holdings,
    Ltd.*...............................       769,800       606,764
  Super Group, Ltd......................       147,800       146,032
                                                        ------------
                                                           8,223,139
                                                        ------------
SOUTH KOREA -- 12.3%
  Good Morning Securities Co., Ltd.*....       162,680       383,251
  Kookmin Bank..........................        52,430       644,615
  Korea Electric Power Corp.*...........       137,940     2,212,096
  Pohang Iron & Steel Co., Ltd..........        25,800     1,589,966
  Samsung Electronics Co., Ltd..........        19,797     2,116,518
  Samsung Fire & Marine Insurance.......        23,690       649,462
  SK Telecom Co., Ltd...................        11,170     1,774,234
  SK Telecom Co., Ltd. -- ADR...........        29,500       543,980
                                                        ------------
                                                           9,914,122
                                                        ------------
TAIWAN -- 8.1%
  Acer, Inc. -- GDR.....................         3,229         4,521
  Acer, Inc.............................             1             0
  Ambit Microsystems Corp...............       252,300       815,168
  ASE Test, Ltd.*.......................        32,600       251,020
  Asustek Computer, Inc.................       381,500     1,144,168
  China Development Industrial Bank*....     1,217,000       599,507
  Quanta Computer, Inc..................       118,500       221,479
  Taiwan Semiconductor Manufacturing
    Co., Ltd.*..........................     1,108,800     1,500,463
  Topco Scientific Co., Ltd.*...........        82,000       241,177
  United Microelectronics Corp.*........     2,229,450     1,737,821
                                                        ------------
                                                           6,515,324
                                                        ------------
THAILAND -- 2.1%
  BEC World Public Co., Ltd.*...........        71,800       361,583
  Siam City Cement Public Co., Ltd.*....       150,300       493,341
  Thai Farmers Bank Public Co., Ltd.*...     2,208,300       819,176
                                                        ------------
                                                           1,674,100
                                                        ------------
TURKEY -- 0.8%
  Enka Holdings Yatirim A.S.............     1,504,000        76,649
  Eregli Demir Ve Celik Fabrikalari
    TAS*................................    21,485,000       186,002
  Vestel Electronik Sanayi ve Ticaret
    A.S.*...............................   152,735,000       167,155
  Yapi ve Kredi Bankasi A.S.*...........   141,356,000       207,809
                                                        ------------
                                                             637,615
                                                        ------------
UNITED KINGDOM -- 1.1%
  BHP Billiton, Ltd.....................       207,600       842,726
                                                        ------------
TOTAL COMMON STOCK
  (Cost: $80,189,792).................................    67,574,374
                                                        ------------
                                             NUMBER
                                           OF SHARES       VALUE
--------------------------------------------------------------------

PREFERRED STOCK -- 8.6%
--------------------------------------------------------------------
BRAZIL -- 7.3%
  Aracruz Celulose S.A. -- ADR..........        30,700  $    455,895
  Banco Bradesco S.A....................   348,366,000     1,384,072
  Banco Itau S.A........................    17,300,000     1,101,292
  Centrais Eletricas Brasileiras
    S.A. -- Eletrobras Cl. B*...........    42,710,000       470,202
  Eletropaulo Metropolitana S.A.*.......    37,700,000       825,856
  Petroleo Brasileiro S.A. -- ADR.......        83,600     1,605,120
                                                        ------------
                                                           5,842,437
                                                        ------------
SOUTH KOREA -- 1.3%
  Daishin Securities Co., Ltd.*.........        52,950       217,542
  Samsung Electronics Co., Ltd..........        19,120       859,998
                                                        ------------
                                                           1,077,540
                                                        ------------
TOTAL PREFERRED STOCK                                      6,919,977
  (Cost: $7,974,209)..................................
                                                        ------------
--------------------------------------------------------------------
WARRANTS -- 4.3%
--------------------------------------------------------------------
SOUTH AFRICA -- 0.1%
  Harmony Gold Mining -- Wts 06/29/03...        43,667        82,967
                                                        ------------
TAIWAN -- 3.5%
  Credit Suisse FB Compal
    Electronics, Inc. -- Wts 02/16/04...       747,500       560,625
  Credit Suisse FB Formosa Chemicals &
    Fibre Corp. -- Wts 03/15/04.........        52,400        31,964
  Credit Suisse FB Formosa Plastic
    Corp. -- Wts 03/15/04...............        21,000        17,430
  Credit Suisse FB Korea Telecom -- Wts
    05/21/04............................        26,900       912,179
  Credit Suisse FB Quanta
    Computer, Inc. -- Wts 03/19/04......       145,875       272,786
  Credit Suisse FB Taiwan Semiconductor
    Manufacturing Co., Ltd. -- Wts
    01/26/04............................       565,200       763,020
  Credit Suisse FB United
    Microelectronics -- Wts 01/26/04....       316,200       246,636
                                                        ------------
                                                           2,804,640
                                                        ------------
UNITED KINGDOM -- 0.7%
  UBS AG London -- MediaTek, Inc. --
    Wts 7/25/02.........................        56,000       572,320
                                                        ------------
TOTAL WARRANTS                                             3,459,927
  (Cost: $5,245,640)..................................
                                                        ------------

TOTAL INVESTMENTS -- 97.1%
  (Cost: $93,409,641).............................    77,954,278
OTHER ASSETS IN EXCESS OF LIABILITIES -- 2.9%.....     2,302,221
                                                    ------------
NET ASSETS -- 100.0%..............................  $ 80,256,499
                                                    ------------
                                                    ------------
---------------

* Non-income producing securities.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS BY INDUSTRY AS OF SEPTEMBER 30, 2001 -- UNAUDITED
------------------------------------------------------------------------
EMERGING COUNTRIES FUND

                                  PERCENTAGE OF
INDUSTRY                           NET ASSETS
--------                          -------------
Aerospace/Defense --
  Equipment.....................        0.4%
Airlines........................        0.3
Audio/Video Products............        0.2
Auto -- Cars/Light Trucks.......        1.1
Banking.........................       10.4
Beverages -- Non Alcoholic......        1.3
Building Materials..............        0.8
Chemicals.......................        2.2
Computer Software...............        1.6
Computers.......................        1.6
Distribution/Wholesale..........        0.5
Diversified Financial
  Services......................        6.7
Diversified Minerals............        1.1
Diversified Operations..........        1.0
Drugs/Pharmaceuticals...........        3.8
Electric........................        9.1
Electronic
  Components/Semiconductors.....        9.8
Entertainment...................        3.3
Food -- Misc/Diversified........        0.2

                                  PERCENTAGE OF
INDUSTRY                           NET ASSETS
--------                          -------------
Housewares......................        4.0%
Insurance.......................        2.4
Internet Content................        0.2
Internet Security...............        0.6
Medical Laser Systems...........        0.6
Metals..........................        3.5
Mining..........................        2.5
Oil & Gas Producers.............        5.2
Paper & Related Products........        0.6
Real Estate
  Operation/Development.........        0.8
Retail -- Discount..............        1.5
Retail -- Supermarkets..........        0.5
Telecommunications..............       17.3
Television......................        0.1
Tobacco.........................        1.7
Transportation..................        0.2
Other Assets in Excess of
  Liabilities...................        2.9
                                      -----
NET ASSETS......................      100.0%
                                      =====

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

PACIFIC RIM FUND INSTITUTIONAL SHARES
------------------------------------------------------------------------

  MANAGEMENT TEAM: RANDALL S. KAHN, CFA, Lead Portfolio Manager; ANDREW BEAL, Portfolio Manager; LAWRENCE S. SPEIDELL, CFA, Director of Global & Systematic Management & Research; JASON CAMPBELL, Portfolio Manager; DAVID FUJISAKI, Investment Analyst; KARL RICHTENBURG, Investment Analyst

  CHIEF INVESTMENT OFFICER: Catherine Somhegyi Nicholas

  GOAL: The Pacific Rim Fund seeks to maximize total return through investments in stocks of companies located within the Pacific Rim region including Australia, China, Hong Kong, India Subcontinent, Indonesia, Japan, South Korea, Malaysia, New Zealand, the Philippines, Singapore, Taiwan, Thailand and Vietnam.

  MARKET OVERVIEW: Against a backdrop of slowing global economic growth, Pacific Rim equities traded lower during the six months ended September 30, 2001. Selling pressure intensified following the terrorist strikes, although prices stabilized during the final days of September.

  Stocks were notably weak this period in Taiwan, Hong Kong and Singapore -- the three countries in the region most leveraged to worldwide technology capital spending. In contrast, equity prices in less tech-dependent countries such as Australia and Thailand held up well, and the Indonesian market posted a solid gain. The Indonesian economy grew at a robust clip during the first half of 2001 due to strong consumer spending and fixed investment.

  In Japan, concerns about deflation, falling exports, rising unemployment and eroding business confidence sent stock prices lower. To encourage growth, the Bank of Japan lowered interest rates twice during the six-month period. All told, central banks worldwide made 141 interest-rate cuts between when the most recent easing cycle began late last year and September 30, 2001.

  PERFORMANCE: The Fund lost 13.6% during the six-month period versus the MSCI Pacific Index, down 17.4%. For the three years ended September 30, 2001, the Fund gained 18.6%, annualized, compared to a 3.5% rise in its benchmark.

  PORTFOLIO SPECIFICS: The Fund's outperformance versus its benchmark this period was largely due to stock selection in the consumer durables and producers/manufacturing sectors. Top-performing holdings included Denway Motors, Lihir Gold and Kumkang Korea Chemical. Denway Motors, an Asian auto manufacturer, is capitalizing on China's fast-growing high-end sedan market by expanding capacity. Improving gold market fundamentals and exciting exploration results have boosted shares of Lihir Gold, an Australian gold mining company. Kumgang Korea Chemical, the leader in the South Korean paint and construction materials market, is benefiting from an upturn in the construction sector fueled by the government's bias toward lower interest rates.

  MARKET OUTLOOK: In the near term, continuing weakness in global GDP growth is likely to weigh on Pacific Rim equity prices. However, many positive forces are in place that support future gains, including:

  - Expansionary monetary policy on behalf of central banks in the Pacific Rim and worldwide

  - Valuations at levels not seen since 1998

  - Favorable country-specific developments, such as China's impending accession to the World Trade Organization

  Amid shifting market conditions, we remain focused on identifying fundamentally strong companies with exceptional growth prospects.

--------------------------------------------------------------------------------

PACIFIC RIM FUND INSTITUTIONAL SHARES -- UNAUDITED
------------------------------------------------------------------------
COMPARISON OF CHANGE IN VALUE OF A $250,000 INVESTMENT IN PACIFIC RIM FUND INSTITUTIONAL SHARES WITH THE MSCI PACIFIC INDEX.

              ANNUALIZED TOTAL RETURNS
                   As of 9/30/01
                                            SINCE
  1 YEAR                                  INCEPTION
  -33.44%                                   6.91%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

          PACIFIC RIM FUND INSTITUTIONAL SHARES  MSCI PACIFIC INDEX
12/31/97                               $250,000            $250,000
1/98                                   $252,000            $263,546
2/98                                   $258,600            $272,995
3/98                                   $253,200            $257,945
4/98                                   $241,200            $252,828
5/98                                   $207,400            $235,652
6/98                                   $193,600            $235,183
7/98                                   $197,400            $231,079
8/98                                   $178,200            $203,755
9/98                                   $192,200            $203,080
10/98                                  $208,200            $238,240
11/98                                  $225,600            $249,174
12/98                                  $233,600            $256,107
1/99                                   $238,200            $257,944
2/99                                   $229,400            $252,897
3/99                                   $246,400            $284,763
4/99                                   $285,400            $303,791
5/99                                   $293,800            $285,682
6/99                                   $355,200            $311,959
7/99                                   $384,400            $335,701
8/99                                   $396,600            $332,281
9/99                                   $405,000            $347,601
10/99                                  $415,400            $361,048
11/99                                  $485,828            $378,959
12/99                                  $566,340            $403,714
1/00                                   $558,541            $384,228
2/00                                   $639,742            $375,794
3/00                                   $583,773            $401,860
4/00                                   $507,160            $373,918
5/00                                   $474,129            $352,176
6/00                                   $514,500            $379,339
7/00                                   $453,714            $343,228
8/00                                   $536,521            $361,911
9/00                                   $482,387            $342,830
10/00                                  $459,449            $323,147
11/00                                  $447,643            $311,912
12/00                                  $416,586            $299,621
1/01                                   $424,083            $298,730
2/01                                   $401,058            $285,989
3/01                                   $371,073            $272,323
4/01                                   $389,814            $290,247
5/01                                   $407,484            $289,161
6/01                                   $396,239            $275,324
7/01                                   $374,821            $257,452
8/01                                   $356,615            $251,376
9/30/01                                $320,739            $224,956

The graph above shows the value of a hypothetical $250,000 investment in the Fund's Class I shares compared with the Morgan Stanley Capital International Pacific Index ("MSCI Pacific") for the periods indicated. The Fund's Class I shares calculate their performance based upon the historical performance of their corresponding series of Nicholas-Applegate Mutual Funds (renamed Pilgrim Mutual Funds). The Nicholas-Applegate Institutional Funds' Class I shares were first available on May 7, 1999. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Absent expense limitations, total returns would have been slightly lower. The total returns shown above do not show the effects of income taxes on an individual's investment. In most cases, taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. Past performance cannot guarantee future results.

The unmanaged MSCI Pacific Index includes over 400 companies and the five countries of Australia, Hong Kong, Japan, New Zealand, and Singapore. The average company has a market capitalization of about $5.1 billion. The unmanaged Index differs from the Fund in composition, does not pay management fees or expenses and includes reinvested dividends. One cannot invest directly in an index.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility and the social, economic and political climates of countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. You may have a gain or loss when you sell your shares.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 2001 -- UNAUDITED
------------------------------------------------------------------------

PACIFIC RIM FUND

                                            NUMBER
                                          OF SHARES     VALUE
----------------------------------------------------------------
COMMON STOCK -- 90.3%
----------------------------------------------------------------
AUSTRALIA -- 8.1%
  BHP Billiton, Ltd.....................      11,344  $   48,033
  Coca Cola Amatil, Ltd.................      39,900     107,511
  Delta Gold, Ltd.......................      50,300      49,150
  Lihir Gold, Ltd.*.....................      94,800      53,334
  Macquarie Infrastructure Group........      45,600      76,512
  Securenet, Ltd.*......................     247,400     147,731
  Sons of Gwalia, Ltd...................      44,900     142,920
  Southcorp, Ltd........................      26,300      97,992
  Telstra Corp., Ltd....................      20,900      54,046
                                                      ----------
                                                         777,229
                                                      ----------
HONG KONG -- 15.0%
  Cafe De Coral Holdings, Ltd...........     124,000      72,735
  Chaoda Modern Agriculture (Holdings),
    Ltd.*...............................     382,000     100,404
  China Overseas Land & Investment,
    Ltd.................................     672,000      63,758
  China Rare Earth Holdings, Ltd........     498,000     111,738
  China Resources Beijing Land, Ltd.....     172,000      40,797
  CLP Holdings, Ltd.....................      13,500      51,926
  Denway Motors, Ltd.*..................     338,900      90,162
  Dickson Concepts (International),
    Ltd.................................     165,500      33,102
  Fountain Set (Holdings), Ltd..........   2,810,000     306,238
  Henderson China Holdings, Ltd.........     131,000      49,128
  HKCB Bank Holding Co., Ltd............      64,000      26,053
  Midland Realty (Holdings), Ltd........   1,018,000      71,787
  New World China Land, Ltd.*...........     259,000      77,207
  SmarTone Telecommunication Holdings,
    Ltd.*...............................      99,000     105,353
  Techtronic Industries Co., Ltd........     554,000     175,800
  Xinao Gas Holdings, Ltd.*.............     234,000      55,504
                                                      ----------
                                                       1,431,692
                                                      ----------
INDIA -- 4.5%
  Hero Honda Motors, Ltd................      32,300     125,724
  Hindustan Lever, Ltd..................      37,800     164,313
  ITC, Ltd..............................       7,900      95,328
  Videsh Sanchar Nigam, Ltd. -- ADR.....       4,300      40,764
                                                      ----------
                                                         426,129
                                                      ----------
INDONESIA -- 4.6%
  PT Bank Central Asia Tbk*.............     540,000      76,487
  PT Bank Pan Indonesia Tbk.............   2,895,000      64,118
  PT Hanjaya Mandala Sampoerna Tbk......     190,500      62,306
  PT Hero Supermarket Tbk*..............     433,000      42,374
  PT Indosat (Persero) Tbk..............      42,000      33,531
  PT Sepatu Bata Tbk....................      73,500      98,050
  PT Telekomunikasi Indonesia...........     241,500      65,926
                                                      ----------
                                                         442,792
                                                      ----------
JAPAN -- 28.0%
  Ajinomoto Co., Inc....................      10,000     115,168
  Daiichi Pharmceutical Co., Ltd........      10,000     209,855
  Diamond Lease Co., Ltd................       6,000      59,935
  Drake Beam Morin-Japan, Inc...........       2,300     208,512
  Eisai Co., Ltd........................       7,000     169,814
  Fancl Corp............................       1,700      85,050
                                            NUMBER
                                          OF SHARES     VALUE
----------------------------------------------------------------

JAPAN (CONTINUED)
  Fuji Photo Film Co., Ltd..............       3,000  $  103,249
  Goldcrest Co., Ltd....................       2,200     100,092
  Hokuto Corp...........................       3,500     143,960
  Japan Medical Dynamic
    Marketing, Inc......................       2,500      82,263
  Kajima Corp...........................      18,000      65,727
  Mitsui Fudosan Co., Ltd...............       9,000     102,745
  Mitsui O.S.K. Lines, Ltd..............      11,000      22,992
  Moshi Moshi Hotline, Inc..............         800      73,197
  Mycal Card, Inc.......................       5,300      75,187
  Nippon Telegraph & Telephone Corp.....          29     135,348
  Nippon Yusen Kabushiki Kaisha.........      19,000      59,011
  Nomura Holdings, Inc..................       6,000      78,419
  NTT DoCoMo, Inc.......................           4      54,059
  Oriental Land Co., Ltd................       2,000     123,395
  Seven-Eleven Japan Co., Ltd...........       3,000     121,380
  Shikoku Electric Power Co., Inc.......       1,300      21,607
  Sumitomo Mitsui Banking Corp..........      22,000     157,710
  The Goodwill Group, Inc...............          30      79,325
  Tokki Corp............................       6,000      70,511
  Tsubakimoto Chain Co..................      39,000      93,629
  United Arrows, Ltd....................       2,000      61,278
                                                      ----------
                                                       2,673,418
                                                      ----------
MALAYSIA -- 1.7%
  Arab-Malaysian Corp. Berhad*..........     939,000     165,561
                                                      ----------
REPUBLIC OF CHINA -- 7.4%
  Beijing Datang Power Generation Co.,
    Ltd.................................     332,000     119,187
  China Petroleum & Chemical Corp. Cl.
    H...................................     650,000      90,839
  Guangshen Railway Co., Ltd............     704,000     100,191
  PetroChina Co., Ltd...................     604,000     114,612
  Qingling Motors Co., Ltd..............     574,000      86,106
  Shenzhen Expressway Co., Ltd..........     552,000     100,499
  Yanzhou Coal Mining Co., Ltd..........     302,000      90,993
                                                      ----------
                                                         702,427
                                                      ----------
SINGAPORE -- 4.3%
  Marco Polo Developments, Ltd..........     106,000      96,617
  Singapore Technologies Engineering,
    Ltd.................................     147,000     181,425
  Singapore Telecommunications, Ltd.....     134,000     137,311
                                                      ----------
                                                         415,353
                                                      ----------
SOUTH KOREA -- 7.9%
  Cheil Industries, Inc.................      16,130      88,687
  Hotel Shilla Co., Ltd.................      12,700      56,250
  Kumgang Korea Chemical Co., Ltd.......       1,690      91,759
  Pantech Co., Ltd.*....................      14,310      76,386
  Samsung Electronics...................         570      60,939
  Samsung SDI Co., Ltd..................       1,390      45,113
  Samyoung Heat Exchanger Co., Ltd......       6,180      99,107
  Shinsegae Co., Ltd....................       2,260     158,778
  SK Telecom Co., Ltd...................         500      79,420
                                                      ----------
                                                         756,439
                                                      ----------
TAIWAN -- 4.9%
  Acer, Inc.............................           1           0
  Asustek Computer, Inc.................      59,000     176,949
  Au Optronics Corp.*...................          81          35

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PACIFIC RIM FUND

                                            NUMBER
                                          OF SHARES     VALUE
----------------------------------------------------------------
COMMON STOCK (Continued)
----------------------------------------------------------------
TAIWAN (CONTINUED)
  Premier Image Technology Corp.........      71,000  $   92,582
  President Chain Store Corp............      28,000      53,144
  Taishin Internatinal Bank*............     227,947      85,538
  Taiwan Semiconductor Manufacturing
    Co., Ltd.*..........................      22,400      30,312
  United Microelectronics Corp.*........      28,750      22,410
  United Microeletronics Corp. --
    ADR.*...............................       1,275       6,783
                                                      ----------
                                                         467,753
                                                      ----------
THAILAND -- 2.9%
  PTT Exploration and Production Public
    Co., Ltd............................      81,100     200,562
  Ratchaburi Electricity Generating
    Holding PCL*........................      93,200      33,263
  Thai Union Frozen Products PCL........      30,800      45,701
                                                      ----------
                                                         279,526
                                                      ----------
UNITED STATES -- 1.0%
  ResMed, Inc.*.........................      18,500      97,049
                                                      ----------
TOTAL COMMON STOCK                                     8,635,368
  (Cost: $9,707,051)................................
                                                      ----------
                                            NUMBER
                                          OF SHARES     VALUE
----------------------------------------------------------------

PREFERRED STOCK -- 1.2%
----------------------------------------------------------------
SOUTH KOREA -- 1.2%
  LG Household & Health Care, Ltd.*
    (Cost: $113,349)....................      11,778  $  112,878
                                                      ----------

                                          PRINCIPAL
                                            AMOUNT
----------------------------------------------------------------
TIME DEPOSIT -- 12.8%
----------------------------------------------------------------
  Wells Fargo Bank (Nassau)
    2.660%, 10/01/01
    (Cost: $1,227,410)..................  $1,227,410   1,227,410

TOTAL INVESTMENTS -- 104.3%
  (Cost: $11,047,810).............................    9,975,656
LIABILITIES IN EXCESS OF OTHER ASSETS -- (4.3%)...     (413,240)
                                                     ----------
NET ASSETS -- 100.0%..............................   $9,562,416
                                                     ----------
                                                     ----------
---------------

* Non-income producing

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS BY INDUSTRY AS OF SEPTEMBER 30, 2001 -- UNAUDITED
------------------------------------------------------------------------
PACIFIC RIM FUND

                                  PERCENTAGE OF
INDUSTRY                           NET ASSETS
--------                          -------------
Agricultural Operations.........        2.6%
Auto -- Cars/Light Trucks.......        1.8
Banking.........................        4.3
Beverages.......................        2.2
Building & Construction.........        1.7
Building Products...............        1.0
Computer Data Security..........        1.5
Computers.......................        0.7
Consulting Services.............        2.2
Consumer Products...............        1.7
Cosmetics & Toiletries..........        0.9
Direct Marketing................        0.8
Diversified Financial
  Services......................        1.7
Diversified Minerals............        1.7
Drugs/Pharmaceuticals...........        4.0
Electric........................        2.4
Electronic
  Components/Semiconductors.....        4.9
Engineering.....................        1.9
Finance -- Credit Card..........        0.8
Finance -- Investment
  Bankers/Brokers...............        1.6
Finance -- Leasing..............        0.6
Food............................        2.1
Footwear & Related Apparel......        1.0
Gas Distribution................        0.6
Hotels & Motels.................        0.6
Human Resources.................        0.8

                                  PERCENTAGE OF
INDUSTRY                           NET ASSETS
--------                          -------------
Machinery.......................        2.0%
Medical Products................        1.9
Mining..........................        3.5
Motorcycle/Motor Scooter........        1.3
Oil & Gas Producers.............        2.2
Oil Exploration & Production....        2.1
Photo Equipment & Supplies......        2.0
Real Estate
  Operation/Development.........        6.3
Resorts/Theme Parks.............        1.3
Retail -- Apparel/Shoes.........        0.6
Retail -- Convenience Store.....        1.8
Retail -- Major Department
  Store.........................        1.7
Retail -- Miscellaneous.........        0.3
Retail -- Restaurants...........        0.8
Rubber & Plastics...............        0.9
Semiconductor Components........        0.6
Soap & Cleaning Products........        1.2
Telecommunications..............        7.4
Telecommunications Equipment....        0.8
Textile Products................        3.2
Tobacco.........................        1.6
Transportation..................        1.9
Time Deposit....................       12.8
Liabilities in Excess of Other
  Assets........................       (4.3)
                                      -----
NET ASSETS......................      100.0%
                                      =====

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

LATIN AMERICA FUND INSTITUTIONAL SHARES
------------------------------------------------------------------------

  MANAGEMENT TEAM: ERNESTO RAMOS, PH.D., Lead Portfolio Manager; THEODORA JAMISON, Investment Analyst; LAWRENCE S. SPEIDELL, CFA, Director of Global & Systematic Management & Research

  CHIEF INVESTMENT OFFICER: CATHERINE SOMHEGYI NICHOLAS

  GOAL: The Latin America Fund seeks to provide long-term capital appreciation primarily through investment in the securities of companies located in the Latin American countries of South America, Central America and Mexico.

  MARKET OVERVIEW: A dimming global outlook for economic and corporate profit growth was reflected in Latin American equity markets during the six months ended September 30, 2001. Events of September 11 magnified already weak conditions as investors sought to reduce exposure to asset classes perceived as higher risk. However, Latin American stock prices rebounded during the final days of September.

  Argentine and Brazilian equities suffered the brunt of this period's decline. In Argentina, fear that the government might default on its loans and devalue the peso sparked a massive flight of capital. Interest rates skyrocketed, and stock prices fell. To ease liquidity pressures, in August the International Monetary Fund (IMF) announced plans to loan Argentina an additional $8 billion. Argentina's troubles spilled over into Brazil, another country with heavy external financing needs.

  While the Mexican exchange posted a loss this period, it was modest. Peso strength, low unemployment, a stable trade deficit and stock buybacks programs in place at a number of companies lent support to equity prices.

  Several Latin American countries demonstrated resilience amid challenging conditions. For example, markets in Columbia, Peru and Venezuela posted gains during the six-month period.

  PERFORMANCE: From April 1, 2001 through September 30, 2001, the Fund fell 16.3% and its MSCI Latin America Index benchmark dropped 16.9%. The Fund climbed 10.8%, annualized, during the three years ended September 30, 2001, outperforming its benchmark, which gained 4.9%.

  PORTFOLIO SPECIFICS: The Fund's performance was in line with that of its style-neutral benchmark. Detracting from relative results was the fact that holdings are concentrated in growth stocks, which trailed value stocks this period. Issue selection in Mexico and among utility and consumer services companies also hurt relative returns. On a positive note, stock selection in the consumer staples sector and in Brazil favorably affected returns. An underweight in technology stocks, which lagged the broad market, was also a plus.

  As a result of our bottom-up research, we decreased exposure to Brazil during the period and added to positions in Mexico and Chile. For example, in the aftermath of the terrorist attacks, we re-entered Wal-Mart de Mexico, the country's leading general merchandise retailer, at a very attractive price. We had sold the stock in the second quarter after it had become richly valued.

  MARKET OUTLOOK: Following a trying time for investors, a number of factors are paving the way for future gains in Latin American equities. Valuations are at attractive levels. Companies throughout Latin America are restructuring to enhance profitability. Mexico and Brazil, the region's two powerhouses, boast rapidly modernizing economies and growing middle classes striving to achieve a high standard of living. There have been 141 interest-rate cuts around the world in the most recent rate-reduction cycle, and historically, emerging markets have posted strong gains following periods of easing.

  As events unfold, we remain focused on investing in well-run Latin American companies demonstrating exceptional growth potential.

--------------------------------------------------------------------------------

LATIN AMERICA FUND INSTITUTIONAL SHARES -- UNAUDITED
------------------------------------------------------------------------
COMPARISON OF CHANGE IN VALUE OF A $250,000 INVESTMENT IN LATIN AMERICA FUND INSTITUTIONAL SHARES WITH THE MSCI EMF LATIN AMERICA INDEX.

              ANNUALIZED TOTAL RETURNS
                   As of 9/30/01
                                            SINCE
  1 YEAR                                  INCEPTION
  -33.38%                                  -1.62%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

           LATIN AMERICA FUND   MSCI EMF LATIN AMERICA
          INSTITUTIONAL SHARES          INDEX
11/30/97              $250,000                $250,000
12/97                 $268,400                $266,611
1/98                  $241,600                $236,997
2/98                  $255,800                $249,446
3/98                  $279,200                $267,132
4/98                  $283,200                $261,012
5/98                  $247,400                $227,252
6/98                  $239,000                $213,822
7/98                  $257,400                $224,401
8/98                  $163,400                $146,560
9/98                  $172,800                $161,567
10/98                 $189,400                $174,060
11/98                 $204,800                $187,502
12/98                 $192,013                $173,011
1/99                  $175,130                $152,526
2/99                  $187,538                $162,259
3/99                  $235,134                $195,245
4/99                  $273,984                $223,370
5/99                  $258,119                $216,389
6/99                  $265,645                $226,695
7/99                  $232,490                $209,249
8/99                  $223,540                $202,944
9/99                  $233,304                $206,259
10/99                 $247,338                $210,910
11/99                 $279,883                $237,512
12/99                 $378,330                $274,897
1/00                  $370,397                $263,143
2/00                  $411,078                $283,339
3/00                  $420,435                $285,690
4/00                  $362,058                $254,861
5/00                  $324,428                $242,432
6/00                  $377,720                $264,583
7/00                  $364,295                $259,093
8/00                  $375,483                $265,345
9/00                  $350,667                $249,704
10/00                 $332,158                $240,944
11/00                 $291,417                $218,849
12/00                 $314,351                $229,345
1/01                  $345,236                $262,715
2/01                  $312,822                $239,316
3/01                  $279,185                $224,401
4/01                  $289,582                $238,829
5/01                  $296,615                $245,988
6/01                  $307,624                $243,473
7/01                  $288,665                $229,774
8/01                  $274,904                $221,801
9/30/01               $233,623                $186,468

The graph above shows the value of a hypothetical $250,000 investment in the Fund's Class I shares compared with the Morgan Stanley Capital International Emerging Markets Index Latin America Index ("MSCI EMF Latin America") for the periods indicated. The Fund's Class I shares calculate their performance based upon the historical performance of their corresponding series of Nicholas-Applegate Mutual Funds (renamed Pilgrim Mutual Funds). The Nicholas-Applegate Institutional Funds' Class I shares were first available on May 7, 1999. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Absent expense limitations, total returns would have been slightly lower. The total returns shown above do not show the effects of income taxes on an individual's investment. In most cases, taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. Past performance cannot guarantee future results.

The unmanaged MSCI EMF Latin America Index is composed of companies representative of the market structure of 7 Latin American countries including, Argentina, Chile, Colombia, Brazil, Mexico, Peru and Venezuela. The unmanaged Index differs from the Fund in composition, does not pay management fees or expenses and includes reinvested dividends. One cannot invest directly in an index.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility and the social, economic and political climates of countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. You may have a gain or loss when you sell your shares.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 2001 -- UNAUDITED
------------------------------------------------------------------------

LATIN AMERICA FUND

                                           NUMBER
                                          OF SHARES    VALUE
---------------------------------------------------------------
COMMON STOCK -- 69.9%
---------------------------------------------------------------
BRAZIL -- 3.6%
  Petroleo Brasileiro S.A. -- ADR*......     5,400   $  106,650
                                                     ----------
CHILE -- 12.3%
  Compania de Petroleos de Chile S.A....    54,400      154,903
  Compania de Telecomunicaciones de
    Chile, S.A. -- ADR*.................     8,700       85,695
  Embotelladora Andina S.A. Cl. B --
    ADR.................................     5,800       48,720
  Empresa Nacional de Electricidad
    S.A. -- ADR.........................     8,400       72,744
                                                     ----------
                                                        362,062
                                                     ----------
ISRAEL -- 2.1%
  AudioCodes, Ltd.*.....................    30,000       63,000
                                                     ----------
MEXICO -- 45.3%
  America Movil S.A. de C.V.
    Series L............................     1,800        1,336
  America Movil S.A. de C.V.
    Series L -- ADR.....................    10,200      151,266
  Carso Global Telecom*.................    60,000      116,619
  Coca-Cola Femsa S.A. de C.V. -- ADR...     9,000      177,750
  Corporacion Interamericana de
    Entretenimiento S.A. de C.V. Cl.
    B*..................................    46,200       92,274
  Grupo Aeroportuario del Sureste S.A.
    de C.V.*............................     8,000       75,200
  Jugos de Valle S.A. Cl. B*............   207,000       92,152
  Pepsi-Gemex S.A.*.....................    30,400      159,600
  Telefonos de Mexico S.A. -- ADR.......     5,800      187,282
  Tubos de Acero de Mexico S.A. --
    ADR.................................    14,900      134,100
  Wal-Mart de Mexico S.A. Ser V.........    71,300      149,076
                                                     ----------
                                                      1,336,655
                                                     ----------
PERU -- 6.6%
  Credicorp, Ltd........................    23,400      194,220
                                                     ----------
TOTAL COMMON STOCK                                    2,062,587
  (Cost: $2,260,412)...............................
                                                     ----------
                                           NUMBER
                                          OF SHARES    VALUE
---------------------------------------------------------------

PREFERRED STOCK -- 27.1%
---------------------------------------------------------------
BRAZIL -- 27.1%
  Aracruz Celulose, S.A. -- ADR.........    10,500   $  155,925
  Banco Bradesco S.A....................    25,020       99,405
  Banco Itau S.A........................     1,480       94,215
  Eletropaulo Metropolitana S.A.*.......     3,500       76,671
  Petroleo Brasileiro S.A. -- ADR.......     5,400      103,680
  Telecomunicacoes Brasileiras, S.A. --
    ADR.................................     5,300      134,143
  Votorantim Celulose e Papel S.A. --
    ADR.................................    10,400      135,720
                                                     ----------
TOTAL PREFERRED STOCK                                   799,759
  (Cost: $899,518).................................
                                                     ----------

                                          PRINCIPAL
                                           AMOUNT
---------------------------------------------------------------
TIME DEPOSIT -- 9.8%
---------------------------------------------------------------
  Bank One Grand Cayman
    2.660%, 10/01/2001
    (Cost: $290,040)....................  $290,040      290,040
                                                     ----------

TOTAL INVESTMENTS -- 106.8%
  (Cost: $3,449,970)..............................    3,152,386
LIABILITIES IN EXCESS OF OTHER ASSETS -- (6.8%)...     (200,982)
                                                     ----------
NET ASSETS -- 100.0%..............................   $2,951,404
                                                     ----------
                                                     ----------
---------------

* Non-income producing securities.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS BY INDUSTRY AS OF SEPTEMBER 30, 2001 -- UNAUDITED
------------------------------------------------------------------------
LATIN AMERICA FUND

                                  PERCENTAGE OF
INDUSTRY                           NET ASSETS
--------                          -------------
Airport Development.............        2.5%
Banking.........................       13.2
Beverages -- Non-Alcholic.......       16.2
Diversified Operations..........        5.2
Electric........................        5.1
Entertainment...................        3.1
Oil & Gas Producers.............        7.1
Paper & Related Products........        9.9

                                  PERCENTAGE OF
INDUSTRY                           NET ASSETS
--------                          -------------
Retail -- Discount..............        5.1%
Steel...........................        4.6
Telecommunications..............       22.9
Telecommunications Equipment....        2.1
Time Deposit....................        9.8
Liabilities in Excess of Other
  Assets........................       (6.8)
                                      -----
NET ASSETS......................      100.0%
                                      =====

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

LARGE CAP GROWTH FUND INSTITUTIONAL SHARES
------------------------------------------------------------------------

  MANAGEMENT TEAM: ANDREW B. GALLAGHER, Lead Portfolio Manager; WILLIAM H. CHENOWETH, CFA, Portfolio Manager; MICHAEL CARROLL, Portfolio Manager; KENNETH
H. LEE, CFA, Portfolio Manager; TRISHA C. SCHUSTER, CFA, Portfolio Manager; EVAN LUNDQUIST, Portfolio Manager; THOMAS J. SMITH, CFA, Investment Analyst; LIANNE NELSON, Investment Analyst

  CHIEF INVESTMENT OFFICER: CATHERINE SOMHEGYI NICHOLAS

  GOAL: The Large Cap Growth Fund seeks to maximize long-term capital appreciation by investing primarily in stocks from a universe of large US companies with market capitalizations corresponding to the upper 90% of the Russell 1000 Growth Index at time of purchase.

  MARKET OVERVIEW: The US equity market posted a loss during the six months ended September 30, 2001. Ongoing concerns about the economy and corporate profits fueled the decline.

  Following sluggishness in the second half of 2000, economic activity continued to deteriorate in 2001. A steep fall off in capital spending led to production cutbacks, layoffs and a drop in consumer confidence. As the economy slowed, so did corporate profits. Earnings for S&P 500 companies in the second quarter dropped 17%, and estimates indicated a decline in third quarter results.

  Events of September 11 dealt another blow to a weak economy and stock market. To stimulate growth and encourage investors, the Federal Reserve accelerated already aggressive monetary easing. Although selling pressures intensified during the week after the terrorist actions, stock prices rebounded in the final days of September.

  This period's sell-off was broadly based. However, value stocks outperformed growth stocks, and healthcare and consumer staples issues led technology and consumer discretionary names. In an uncertain environment, investors were risk averse, preferring stocks with defensive attributes.

  PERFORMANCE: The Large Cap Growth Fund lost 28.2% during the six months ended September 30, 2001. The Russell 1000 Growth Index, which shed 12.6% this period.

  PORTFOLIO SPECIFICS: Large-cap growth stocks with the highest P/E ratios and growth rates underperformed lower P/E, lower growth-rate names this period. As investors shunned risk, they were unwilling to pay for above-average growth potential. This hurt relative results since the Fund generally owns industry leaders -- companies with strong fundamentals that command premium valuations and growth forecasts. Stock selection among technology and consumer services firms also detracted from performance. In August, many of these companies showed signs of improving fundamentals. However, the impact of the attacks more than offset positive developments.

  On a favorable note, stock selection in the drugs/ pharmaceuticals industry and an overweight in managed healthcare providers boosted relative returns. King Pharmaceuticals and UnitedHealthcare were among the Fund's best-performing holdings this period.

  MARKET OUTLOOK: Near term, we expect US stock prices to remain under pressure due to continued weakness in the economy and corporate profits. Longer term, however, there are compelling reasons for US equity prices to advance. Valuations are at levels unseen since 1996. The Fed is likely to continue lowering interest rates, and fiscal policy should become increasingly stimulative. A much steeper yield curve points to economic and earnings growth recovery by the middle of next year.

  Throughout, we remain confident that our research-intensive investment process will lead us to stocks with the best earnings prospects.

--------------------------------------------------------------------------------

LARGE CAP GROWTH FUND INSTITUTIONAL SHARES -- UNAUDITED
------------------------------------------------------------------------
COMPARISON OF CHANGE IN VALUE OF A $250,000 INVESTMENT IN LARGE CAP GROWTH FUND INSTITUTIONAL SHARES WITH THE RUSSELL 1000 GROWTH INDEX.

              ANNUALIZED TOTAL RETURNS
                   As of 9/30/01
                                            SINCE
  1 YEAR                                  INCEPTION
  -64.38%                                  12.30%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

          LARGE CAP GROWTH FUND INSTITUTIONAL SHARES  RUSSELL 1000 GROWTH INDEX
12/27/96                                    $250,000                   $250,000
12/96                                       $247,200                   $246,185
1/97                                        $272,400                   $263,452
2/97                                        $267,800                   $261,669
3/97                                        $260,000                   $247,507
4/97                                        $270,000                   $263,941
5/97                                        $300,200                   $282,990
6/97                                        $311,400                   $294,315
7/97                                        $350,200                   $320,345
8/97                                        $342,200                   $301,595
9/97                                        $359,600                   $316,436
10/97                                       $359,200                   $304,741
11/97                                       $354,897                   $317,683
12/97                                       $361,073                   $321,241
1/98                                        $366,478                   $330,846
2/98                                        $400,192                   $355,733
3/98                                        $424,641                   $369,912
4/98                                        $438,281                   $375,032
5/98                                        $427,214                   $364,388
6/98                                        $458,097                   $386,707
7/98                                        $448,284                   $384,147
8/98                                        $373,570                   $326,494
9/98                                        $420,007                   $351,576
10/98                                       $451,657                   $379,832
11/98                                       $494,721                   $408,726
12/98                                       $580,590                   $445,580
1/99                                        $645,965                   $471,745
2/99                                        $632,475                   $450,195
3/99                                        $697,590                   $473,907
4/99                                        $730,134                   $474,514
5/99                                        $735,294                   $459,932
6/99                                        $770,229                   $492,146
7/99                                        $760,111                   $476,505
8/99                                        $755,701                   $484,291
9/99                                        $769,969                   $474,116
10/99                                       $825,745                   $509,922
11/99                                       $920,954                   $537,432
12/99                                     $1,138,610                   $593,330
1/00                                      $1,089,839                   $565,509
2/00                                      $1,248,865                   $593,157
3/00                                      $1,292,448                   $635,615
4/00                                      $1,193,089                   $605,372
5/00                                      $1,117,078                   $574,886
6/00                                      $1,235,116                   $618,456
7/00                                      $1,180,637                   $592,673
8/00                                      $1,334,734                   $646,334
9/00                                      $1,219,032                   $585,197
10/00                                     $1,094,249                   $557,505
11/00                                       $883,799                   $475,324
12/00                                       $865,615                   $460,284
1/01                                        $843,954                   $492,085
2/01                                        $698,749                   $408,544
3/01                                        $604,620                   $364,086
4/01                                        $683,507                   $410,132
5/01                                        $652,754                   $404,095
6/01                                        $620,130                   $394,736
7/01                                        $584,564                   $384,872
8/01                                        $518,513                   $353,389
9/30/01                                     $434,278                   $318,121

The graph above shows the value of a hypothetical $250,000 investment in the Fund's Class I shares compared with the Russell 1000 Growth Index for the periods indicated. The Fund's Class I shares calculate their performance based upon the historical performance of their corresponding series of Nicholas Applegate Mutual Funds (renamed Pilgrim Mutual Funds), adjusted to reflect all fees and expenses applicable to the Fund's Class I shares. The Nicholas-Applegate Institutional Funds' Class I shares were first available on May 7, 1999. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Absent expense limitations, total returns would have been slightly lower. The total returns shown above do not show the effects of income taxes on an individual's investment. In most cases, taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. Past performance cannot guarantee future results.

The unmanaged Russell 1000 Growth Index measures the stock performance of 1000 of the largest U.S. companies. The unmanaged Index differs from the Fund in composition, does not pay management fees or expenses and includes reinvested dividends. One cannot invest directly in an index.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions. You may have a gain or loss when you sell your shares.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 2001 -- UNAUDITED
------------------------------------------------------------------------
LARGE CAP GROWTH FUND

                                           NUMBER
                                          OF SHARES     VALUE
----------------------------------------------------------------
COMMON STOCK -- 99.5%
----------------------------------------------------------------
BIOTECHNOLOGY -- 4.3%
  Amgen, Inc.*..........................    58,400   $ 3,432,168
                                                     -----------
BROADCASTING -- 1.8%
  Viacom, Inc. Cl. A*...................    40,900     1,429,455
                                                     -----------
COMMERCIAL SERVICES -- 2.8%
  Cendant Corp.*........................   175,400     2,245,120
                                                     -----------
COMPUTER SERVICES -- 0.5%
  Brocade Communications
    Systems, Inc.*......................    28,400       398,452
                                                     -----------
COMPUTER SOFTWARE -- 5.1%
  Microsoft Corp.*......................    78,500     4,016,845
                                                     -----------
COMPUTERS -- 5.0%
  Dell Computer Corp.*..................   134,300     2,488,579
  International Business Machines
    Corp................................    16,300     1,504,490
                                                     -----------
                                                       3,993,069
                                                     -----------
DIVERSIFIED FINANCIAL SERVICES -- 8.1%
  Capital One Financial Corp............    35,700     1,643,271
  Citigroup, Inc........................    79,200     3,207,600
  Fannie Mae............................    19,900     1,593,194
                                                     -----------
                                                       6,444,065
                                                     -----------
DIVERSIFIED MANUFACTURING OPERATION -- 7.2%
  General Electric Co...................    47,100     1,752,120
  Tyco International, Ltd...............    86,500     3,935,750
                                                     -----------
                                                       5,687,870
                                                     -----------
DRUGS/PHARMACEUTICALS -- 13.7%
  Abbott Laboratories...................    59,300     3,074,705
  IDEC Pharmaceuticals Corp.*...........    29,900     1,482,143
  Johnson & Johnson.....................    54,100     2,997,140
  King Pharmaceuticals, Inc.*...........    43,600     1,829,020
  Pfizer, Inc...........................    36,600     1,467,660
                                                     -----------
                                                      10,850,668
                                                     -----------
E-COMMERCE -- 3.2%
  eBay, Inc.*...........................    55,800     2,552,850
                                                     -----------
ELECTRONICS -- 2.1%
  L-3 Communications Holdings, Inc.*....    19,200     1,679,040
                                                     -----------
ELECTRONICS COMPONENTS/SEMICONDUCTORS -- 6.9%
  Applied Materials, Inc.*..............    33,200       944,208
  Applied Micro Circuits Corp.*.........     2,800        19,572
  Intel Corp............................    82,900     1,690,331
  KLA-Tencor Corp.*.....................    29,900       944,242
  Texas Instuments, Inc.................    74,900     1,871,002
                                                     -----------
                                                       5,469,355
                                                     -----------
                                           NUMBER
                                          OF SHARES     VALUE
----------------------------------------------------------------
LEISURE/GAMING -- 4.6%
  MGM Mirage, Inc.*.....................   161,900   $ 3,639,512
                                                     -----------
MEDICAL-HMO -- 4.9%
  UnitedHealth Group, Inc...............    58,400     3,883,600
                                                     -----------
MEDICAL-HOSPITALS -- 2.3%
  Tenet Healthcare Corp.*...............    30,500     1,819,325
                                                     -----------
MEDICAL-INSTRUMENTS -- 1.5%
  Medtronic, Inc........................    28,200     1,226,700
                                                     -----------
MEDICAL-SERVICES -- 3.6%
  McKesson Corp.........................    74,600     2,819,134
                                                     -----------
MULTIMEDIA -- 4.4%
  AOL Time Warner, Inc.*................   106,600     3,528,460
                                                     -----------
NETWORKING PRODUCTS -- 2.8%
  Cisco Systems, Inc.*..................   182,400     2,221,632
                                                     -----------
RETAIL-BUILDING PRODUCTS -- 3.4%
  Home Depot, Inc.......................    69,600     2,670,552
                                                     -----------
RETAIL-DISCOUNT -- 3.6%
  Wal-Mart Stores, Inc..................    58,000     2,871,000
                                                     -----------
TELECOMMUNICATIONS -- 4.6%
  AT&T Wireless Services, Inc.*.........   162,200     2,423,268
  WorldCom, Inc.*.......................    81,500     1,225,760
                                                     -----------
                                                       3,649,028
                                                     -----------
TELECOMMUNICATIONS EQUIPMENT -- 3.1%
  QUALCOMM, Inc.*.......................    51,800     2,462,572
                                                     -----------
TOTAL COMMON STOCK -- 99.5%
  (Cost: $94,195,934)..............................   78,990,472
                                                     -----------

                                          PRINCIPAL
                                           AMOUNT
----------------------------------------------------------------
TIME DEPOSIT -- 0.5%
----------------------------------------------------------------
  Wachovia Bank (Nassau)
    2.660%, 10/01/2001
    (Cost: $401,607)....................  $401,607       401,607
                                                     -----------

TOTAL INVESTMENTS -- 100.0%
  (Cost: $94,597,541).............................    79,392,079
LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.0%)...        (1,900)
                                                     -----------
NET ASSETS -- 100.0%..............................   $79,390,179
                                                     -----------
                                                     -----------
---------------

  *  Non-income producing securities.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

MID CAP GROWTH FUND INSTITUTIONAL SHARES
------------------------------------------------------------------------

  MANAGEMENT TEAM: WILLIAM H. CHENOWETH, CFA, Lead Portfolio Manager; ANDREW B. GALLAGHER, Portfolio Manager; KENNETH H. LEE, CFA, Portfolio Manager; TRISHA C. SCHUSTER, CFA, Portfolio Manager; EVAN LUNDQUIST, Portfolio Manager; MICHAEL CARROLL, Portfolio Manager; THOMAS J. SMITH, CFA, Investment Analyst; LIANNE NELSON, Investment Analyst

  CHIEF INVESTMENT OFFICER: CATHERINE SOMHEGYI NICHOLAS

  GOAL: The Mid Cap Growth Fund seeks to maximize long-term capital appreciation through investments in US securities with market capitalizations corresponding to the middle 90% of the Russell Midcap Growth Index at time of purchase.

  MARKET OVERVIEW: US equity prices fell between April 1, 2001 and September 30, 2001. Major factors contributing to the decline included:

  - Economic weakness, with GDP growth slowing to levels not seen since 1993

  - Deterioration in corporate earnings due to a downturn in capital spending, contracting profit margins and eroding consumer confidence

  The terrorist strikes triggered fears of recession, exacerbating difficult market conditions. In response, the Federal Reserve accelerated already aggressive monetary easing, pumping liquidity into the financial system and cutting interest rates on September 17 for the eighth time since January 1. While trading sharply lower the week after the attacks, stocks rallied in the last week of September.

  This period's equity selloff was broadly based. Given the uncertain environment, however, investors favored value stocks over growth stocks and healthcare and consumer staples issues to technology and consumer discretionary names.

  PERFORMANCE: The Fund's value declined 29.7% during the six-month period ended September 30, 2001, compared to its Russell Midcap Growth Index benchmark, down 16.1%.

  PORTFOLIO SPECIFICS: Within the mid-cap growth universe, stocks with the highest P/E ratios and growth rates underperformed lower P/E, lower growth-rate names this period. This hurt relative results since the Fund generally owns industry leaders -- companies with strong fundamentals that command premium valuations and growth forecasts. As investors' appetite for risk decreased, they were unwilling to pay for above-average growth potential. In addition, because we estimated that the slowdown in technology spending would last only two to three quarters, we maintained positions in leading data storage and telecommunications equipment stocks. These holdings hurt returns amid signs that the downturn would be more protracted.

  On the plus side, being overweight the healthcare sector and underweight the technology sector contributed favorably to relative results this period.

  On a stock-by-stock basis, we decreased the Fund's exposure to companies dependent on near-term economic recovery for success. We increased holdings of select defense, healthcare and financial services firms and recession-resistant retailers.

  MARKET OUTLOOK: While our near-term outlook is cautious, numerous factors set the stage for a strong rebound in stock prices. Valuations are more attractive. The positive impact of lower interest rates, which typically takes nine to twelve months to affect the economy, should begin to take hold. Expectations are that the Fed will continue to cut interest rates, especially in light of subdued inflation. Congress is likely to pass a major economic stimulus package.

  Despite recent challenges, we are confident that our proven investment process will deliver superior returns over the long run.

--------------------------------------------------------------------------------

MID CAP GROWTH FUND INSTITUTIONAL SHARES -- UNAUDITED
------------------------------------------------------------------------
COMPARISON OF CHANGE IN VALUE OF A $250,000 INVESTMENT IN MID CAP GROWTH FUND INSTITUTIONAL SHARES WITH THE RUSSELL MID CAP GROWTH INDEX.

              ANNUALIZED TOTAL RETURNS
                   As of 9/30/01
  1 YEAR              5 YEARS             10 YEARS
  -67.01%           1.19%                   9.67%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

           MID CAP GROWTH    RUSSELL MID
         FUND INSTITUTIONAL  CAP GROWTH
               SHARES           INDEX
9/30/85            $250,000    $250,000
10/85              $263,067    $250,000
11/85              $289,075    $250,000
12/85              $311,845    $250,000
1/86               $325,057    $254,808
2/86               $353,131    $277,271
3/86               $388,397    $293,919
4/86               $386,014    $297,128
5/86               $420,048    $315,779
6/86               $437,508    $320,667
7/86               $413,912    $295,149
8/86               $435,670    $308,539
9/86               $388,690    $282,971
10/86              $426,535    $300,054
11/86              $426,862    $302,871
12/86              $414,298    $293,876
1/87               $479,744    $334,697
2/87               $504,626    $359,632
3/87               $508,798    $364,489
4/87               $503,490    $355,010
5/87               $505,638    $357,301
6/87               $523,217    $371,925
7/87               $560,976    $388,852
8/87               $578,628    $404,897
9/87               $570,276    $395,953
10/87              $410,751    $287,176
11/87              $376,686    $267,199
12/87              $429,184    $301,987
1/88               $414,234    $305,045
2/88               $445,495    $330,064
3/88               $439,956    $331,554
4/88               $443,945    $333,427
5/88               $447,748    $327,525
6/88               $488,926    $352,277
7/88               $470,868    $338,945
8/88               $452,959    $326,033
9/88               $478,446    $338,930
10/88              $482,736    $336,883
11/88              $467,079    $328,773
12/88              $483,551    $341,011
1/89               $513,032    $361,109
2/89               $500,497    $358,146
3/89               $509,489    $362,534
4/89               $536,526    $383,183
5/89               $569,665    $403,542
6/89               $542,075    $398,132
7/89               $603,745    $429,326
8/89               $625,701    $445,944
9/89               $637,944    $445,787
10/89              $619,358    $427,200
11/89              $641,325    $437,312
12/89              $647,588    $448,368
1/90               $609,035    $406,819
2/90               $635,691    $415,183
3/90               $655,821    $432,585
4/90               $640,453    $420,621
5/90               $744,313    $463,877
6/90               $753,890    $469,603
7/90               $728,383    $454,631
8/90               $669,141    $401,763
9/90               $618,532    $374,546
10/90              $604,533    $367,545
11/90              $644,412    $406,884
12/90              $652,316    $425,352
1/91               $716,026    $457,257
2/91               $782,807    $497,513
3/91               $822,078    $523,511
4/91               $801,992    $518,851
5/91               $839,659    $545,081
6/91               $785,305    $515,371
7/91               $844,962    $541,370
8/91               $884,985    $558,290
9/91               $886,371    $557,647
10/91              $913,819    $570,159
11/91              $873,764    $551,355
12/91            $1,014,498    $625,386
1/92             $1,022,276    $630,953
2/92             $1,039,007    $632,315
3/92               $987,749    $606,340
4/92               $959,664    $594,735
5/92               $949,652    $595,894
6/92               $919,326    $578,165
7/92               $953,770    $603,939
8/92               $929,227    $596,032
9/92               $964,692    $609,088
10/92            $1,019,937    $627,437
11/92            $1,099,152    $667,083
12/92            $1,151,984    $679,861
1/93             $1,184,317    $687,877
2/93             $1,169,592    $666,698
3/93             $1,226,044    $686,002
4/93             $1,194,788    $657,827
5/93             $1,273,545    $688,870
6/93             $1,305,239    $686,039
7/93             $1,319,646    $683,876
8/93             $1,391,679    $723,633
9/93             $1,408,006    $732,292
10/93            $1,405,125    $744,090
11/93            $1,349,419    $726,780
12/93            $1,379,769    $755,946
1/94             $1,402,024    $775,397
2/94             $1,374,712    $768,730
3/94             $1,282,659    $732,496
4/94             $1,292,775    $730,706
5/94             $1,271,532    $731,775
6/94             $1,208,815    $700,291
7/94             $1,230,058    $719,689
8/94             $1,290,752    $762,617
9/94             $1,268,498    $750,040
10/94            $1,284,683    $763,001
11/94            $1,205,781    $729,350
12/94            $1,234,650    $739,573
1/95             $1,211,553    $748,464
2/95             $1,280,844    $788,291
3/95             $1,324,939    $819,555
4/95             $1,350,136    $826,431
5/95             $1,371,133    $846,806
6/95             $1,472,971    $885,344
7/95             $1,591,607    $941,059
8/95             $1,626,252    $951,363
9/95             $1,659,848    $972,541
10/95            $1,642,000    $947,965
11/95            $1,673,497    $990,329
12/95            $1,710,915    $990,864
1/96             $1,729,729  $1,008,363
2/96             $1,799,449  $1,046,509
3/96             $1,799,449  $1,054,755
4/96             $1,916,756  $1,105,711
5/96             $1,994,223  $1,128,289
6/96             $1,945,530  $1,094,192
7/96             $1,798,342  $1,009,250
8/96             $1,882,450  $1,063,810
9/96             $2,000,863  $1,131,384
10/96            $1,974,303  $1,118,112
11/96            $2,041,312  $1,183,980
12/96            $1,992,539  $1,164,042
1/97             $2,075,809  $1,215,551
2/97             $1,941,387  $1,188,785
3/97             $1,830,757  $1,121,606
4/97             $1,833,136  $1,149,075
5/97             $1,990,160  $1,252,043
6/97             $2,065,103  $1,286,687
7/97             $2,275,658  $1,409,849
8/97             $2,242,350  $1,396,089
9/97             $2,389,857  $1,466,745
10/97            $2,249,488  $1,393,305
11/97            $2,249,940  $1,407,948
12/97            $2,324,432  $1,426,435
1/98             $2,266,663  $1,400,745
2/98             $2,484,056  $1,532,443
3/98             $2,608,715  $1,596,683
4/98             $2,578,310  $1,618,366
5/98             $2,427,807  $1,551,802
6/98             $2,579,830  $1,595,703
7/98             $2,467,594  $1,527,343
8/98             $1,935,213  $1,235,834
9/98             $2,126,364  $1,329,313
10/98            $2,180,076  $1,427,190
11/98            $2,326,994  $1,523,454
12/98            $2,665,064  $1,681,223
1/99             $2,938,364  $1,731,626
2/99             $2,695,080  $1,646,949
3/99             $3,028,410  $1,738,668
4/99             $3,148,472  $1,817,899
5/99             $3,003,134  $1,794,521
6/99             $3,243,258  $1,919,796
7/99             $3,194,286  $1,858,670
8/99             $3,249,577  $1,839,359
9/99             $3,246,418  $1,823,706
10/99            $3,630,301  $1,964,715
11/99            $4,093,172  $2,168,180
12/99            $5,306,432  $2,543,601
1/00             $5,336,448  $2,543,092
2/00             $7,345,909  $3,077,726
3/00             $6,556,026  $3,080,896
4/00             $5,608,167  $2,781,834
5/00             $5,011,016  $2,579,066
6/00             $5,897,264  $2,852,731
7/00             $5,573,412  $2,672,096
8/00             $6,521,272  $3,075,074
9/00             $6,434,385  $2,924,734
10/00            $5,537,078  $2,724,565
11/00            $4,125,684  $2,132,490
12/00            $4,576,444  $2,244,787
1/01             $4,498,727  $2,373,009
2/01             $3,568,339  $1,962,550
3/01             $3,019,876  $1,681,670
4/01             $3,483,960  $1,961,987
5/01             $3,339,628  $1,952,766
6/01             $3,248,587  $1,953,801
7/01             $2,884,426  $1,822,036
8/01             $2,582,438  $1,689,939
9/30/01          $2,122,795  $1,410,592

The graph above shows the value of a hypothetical $250,000 investment in the Fund's Class I shares compared with the Russell Mid Cap Growth Index for the periods indicated. The Fund's Class I shares calculate their performance based upon the historical performance of their corresponding series of Nicholas-Applegate Mutual Funds (renamed Pilgrim Mutual Funds), adjusted to reflect all fees and expenses applicable to the Fund's Class I shares. The Fund's performance includes historical performance of comparable managed institutional separate accounts managed by the Investment Adviser prior to the Nicholas-Applegate Mutual Fund's inception. The Nicholas-Applegate Institutional Funds' Class I shares were first available on May 7, 1999. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Absent expense limitations, total returns would have been slightly lower. The total returns shown above do not show the effects of income taxes on an individual's investment. In most cases, taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. Past performance cannot guarantee future results.

The unmanaged Russell Mid Cap Growth Index measures the stock performance of the 800 smallest companies in the Russell 1000 Index. The average market capitalization is $4 billion. The Index incepted on 12/31/85. The unmanaged Index differs from the Fund in composition, does not pay management fees or expenses and includes reinvested dividends. One cannot invest directly in an index.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions. You may have a gain or loss when you sell your shares.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 2001 -- UNAUDITED
------------------------------------------------------------------------

MID CAP GROWTH FUND

                                            NUMBER
                                          OF SHARES      VALUE
-----------------------------------------------------------------
COMMON STOCK -- 93.8%
-----------------------------------------------------------------
ADVERTISING -- 0.9%
  Lamar Advertising Co. Cl. A*..........      22,600  $   685,232
                                                      -----------
AEROSPACE/DEFENSE -- 1.9%
  Alliant Techsystems, Inc.*............       4,100      350,960
  Northrop Grunman Corp.................      11,800    1,191,800
                                                      -----------
                                                        1,542,760
                                                      -----------
APPLICATIONS SOFTWARE -- 1.0%
  Mercury Interactive Corp.*............      18,100      344,624
  Peregrine Systems, Inc.*..............      37,700      476,151
                                                      -----------
                                                          820,775
                                                      -----------
AUTOMOBILES -- 2.1%
  Harley-Davidson, Inc..................      41,900    1,696,950
                                                      -----------
BANKING -- 1.8%
  Golden West Financial Corp............      16,300      947,030
  TCF Financial Corp....................      10,000      460,600
                                                      -----------
                                                        1,407,630
                                                      -----------
BIOTECHNOLOGY -- 4.6%
  Enzon, Inc.*..........................      15,100      770,100
  Human Genome Sciences, Inc.*..........      19,400      599,654
  ICOS Corp.*...........................      15,000      738,150
  Immunex Corp.*........................      36,800      686,320
  Protein Design Labs, Inc.*............      17,900      845,417
                                                      -----------
                                                        3,639,641
                                                      -----------
BROADCASTING -- 2.3%
  Charter Communications, Inc. Cl. A*...      53,000      656,140
  Hispanic Broadcasting Corp.*..........      43,800      705,180
  Univision Communications Inc. Cl.
    A*..................................      22,200      509,490
                                                      -----------
                                                        1,870,810
                                                      -----------
BUILDING MATERIALS -- 1.3%
  Shaw Group, Inc.*.....................      36,900    1,039,473
                                                      -----------
COMMERCIAL SERVICES -- FINANCE -- 2.4%
  Concord EFS, Inc.*....................      39,400    1,928,630
                                                      -----------
COMPUTER SERVICES -- 2.9%
  Affiliated Computer Services, Inc. Cl.
    A*..................................      12,900    1,050,189
  Brocade Communications
    Systems, Inc.*......................      24,600      345,138
  SunGard Data Systems, Inc.*...........      40,100      937,137
                                                      -----------
                                                        2,332,464
                                                      -----------
COMPUTER SOFTWARE -- 2.0%
  Citrix Systems, Inc.*.................      35,200      696,960
  Intuit, Inc.*.........................      18,100      647,980
  Openwave Systems, Inc.*...............      22,700      289,425
                                                      -----------
                                                        1,634,365
                                                      -----------
CONTAINERS -- METAL/GLASS -- 0.8%
  Ball Corp.............................      10,600      634,940
                                                      -----------
                                            NUMBER
                                          OF SHARES      VALUE
-----------------------------------------------------------------

CONTRACT DRILLING -- 0.7%
  Noble Drilling Corp.*.................      22,400  $   537,600
                                                      -----------
DATA PROCESSING/MANAGEMENT SOFTWARE -- 1.1%
  Fiserv, Inc.*.........................      26,550      908,010
                                                      -----------
DIVERSIFIED FINANCIAL SERVICES -- 5.8%
  Bear Stearns Co., Inc.................      22,400    1,120,224
  Capital One Financial Corp............      28,600    1,316,458
  Investors Financial Services Corp.....      10,700      616,748
  Metris Companies, Inc.................      27,200      673,200
  USA Education, Inc....................      10,900      903,719
                                                      -----------
                                                        4,630,349
                                                      -----------
DRUGS/PHARMACEUTICALS -- 13.2%
  AdvancePCS*...........................       9,400      674,732
  Allergan, Inc.........................      33,300    2,207,790
  Andrx Group*..........................      12,600      817,992
  Barr Laboratories, Inc.*..............      12,900    1,019,874
  Celgene Corp.*........................       9,500      251,085
  Forest Laboratories, Inc.*............      30,400    2,193,056
  ICN Pharmaceuticals, Inc..............      30,100      793,135
  IDEC Pharmaceuticals Corp.*...........      32,100    1,591,197
  MedImmune, Inc.*......................      27,900      994,077
                                                      -----------
                                                       10,542,938
                                                      -----------
EDUCATION -- 2.1%
  Apollo Group, Inc. Cl. A*.............      23,300      979,299
  Career Education Corp.*...............      12,700      698,500
                                                      -----------
                                                        1,677,799
                                                      -----------
ELECTRONIC COMPONENTS/SEMICONDUCTORS -- 10.4%
  Alpha Industries, Inc.*...............      24,200      468,754
  Altera Corp.*.........................      31,400      514,332
  Applied Micro Circuits Corp.*.........       2,300       16,077
  Broadcom Corp. Cl. A*.................      28,700      582,610
  Integrated Device
    Technology, Inc.*...................      30,100      605,612
  Jabil Circuit, Inc.*..................      32,900      588,910
  KLA-Tencor Corp.*.....................      39,000    1,231,620
  Lam Reserach Corp.*...................      48,300      818,685
  Micrel, Inc.*.........................      24,800      494,512
  National Semiconductor Corp.*.........      23,000      507,150
  Novellus Systems, Inc.*...............      19,800      565,488
  NVIDIA Corp.*.........................      33,500      920,245
  QLogic Corp.*.........................      23,800      452,200
  Teradyne, Inc.*.......................      26,200      510,900
                                                      -----------
                                                        8,277,095
                                                      -----------
ELECTRONICS -- 1.1%
  L-3 Communications Holdings, Inc.*....       9,800      857,010
                                                      -----------
ENTERPRISE SOFTWARE -- 0.9%
  PeopleSoft, Inc.*.....................      38,100      687,324
                                                      -----------
INSURANCE -- 0.3%
  Phoenix Companies, Inc.*..............      17,800      257,210
                                                      -----------
INTERNET SECURITY -- 1.1%
  Verisign, Inc.*.......................      20,300      850,570
                                                      -----------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MID CAP GROWTH FUND

                                            NUMBER
                                          OF SHARES      VALUE
-----------------------------------------------------------------
COMMON STOCK (Continued)
-----------------------------------------------------------------
MEDICAL -- HMO -- 1.0%
  Wellpoint Health Networks, Inc.*......       7,600  $   829,540
                                                      -----------
MEDICAL -- NURSING HOMES -- 1.1%
  Manor Care, Inc.*.....................      30,400      854,240
                                                      -----------
MEDICAL INSTRUMENTS -- 6.3%
  Biomet, Inc...........................      37,400    1,093,950
  Boston Scientific Corp.*..............      27,000      553,500
  Guidant Corp..........................      38,300    1,474,550
  St. Jude Medical, Inc.................      12,100      828,245
  Waters Corp.*.........................      30,200    1,080,254
                                                      -----------
                                                        5,030,499
                                                      -----------
MEDICAL PRODUCTS -- 1.3%
  Zimmer Holdings, Inc.*................      37,100    1,029,525
                                                      -----------
MEDICAL SERVICES -- 2.2%
  Cerner Corp.*.........................       7,500      371,250
  Laboratory Corporation Of America
    Holdings*...........................       9,100      735,735
  McKesson Corp.........................      18,100      683,999
                                                      -----------
                                                        1,790,984
                                                      -----------
OIL & GAS PRODUCERS -- 0.8%
  Valero Energy Corp....................      17,600      617,760
                                                      -----------
OIL & GAS SERVICES -- 4.1%
  Baker Hughes, Inc.....................      18,100      523,995
  BJ Services Co.*......................      38,200      679,578
  Nabors Industries, Inc.*..............      31,700      664,749
  National-Oilwell, Inc.*...............      29,100      421,950
  Rowan Companies, Inc.*................      31,200      386,256
  Smith International, Inc.*............      15,300      556,920
                                                      -----------
                                                        3,233,448
                                                      -----------
PIPELINES -- 1.9%
  Aquila, Inc.*.........................      36,100      786,980
  Dynegy, Inc. Cl. A....................      20,700      717,255
                                                      -----------
                                                        1,504,235
                                                      -----------
RETAIL-APPAREL -- 0.8%
  American Eagle Outfitters, Inc.*......      31,500      626,850
                                                      -----------
RETAIL -- BOOKSTORE -- 0.8%
  Barnes & Noble, Inc.*.................      17,200      620,920
                                                      -----------
RETAIL-BUILDING PRODUCTS -- 1.1%
  Lowe's Cos., Inc......................      27,400      867,210
                                                      -----------
RETAIL -- DISCOUNT -- 2.5%
  BJ's Wholesale Club, Inc.*............      13,200      628,452
                                            NUMBER
                                          OF SHARES      VALUE
-----------------------------------------------------------------

RETAIL -- DISCOUNT (CONTINUED)
  Family Dollar Stores, Inc.............      32,800  $   902,656
  TJX Companies, Inc....................      13,400      440,860
                                                      -----------
                                                        1,971,968
                                                      -----------
RETAIL -- HOME FURNISHINGS -- 1.6%
  Bed Bath & Beyond, Inc.*..............      49,000    1,247,540
                                                      -----------
RETAIL -- MAIL ORDER -- 0.7%
  Williams-Somona, Inc.*................      23,800      566,678
                                                      -----------
RETAIL-RESTAURANTS -- 1.4%
  Starbucks Corp.*......................      73,200    1,086,288
                                                      -----------
TELECOMMUNICATIONS -- 1.1%
  Crown Castle International Corp.*.....      94,400      849,600
                                                      -----------
TELECOMMUNICATIONS EQUIPMENT -- 1.4%
  Advanced Fibre Commncations, Inc.*....      33,100      483,591
  Powerwave Technologies, Inc.*.........      49,900      594,808
                                                      -----------
                                                        1,078,399
                                                      -----------
THERAPEUTICS -- 1.8%
  Abgenix, Inc.*........................      25,100      569,770
  Gilead Sciences, Inc.*................      16,100      904,337
                                                      -----------
                                                        1,474,107
                                                      -----------
WEB PORTALS/ISP -- 0.3%
  EarthLink, Inc.*......................      14,900      226,927
                                                      -----------
WIRELESS EQUIPMENT -- 0.9%
  RF Micro Devices, Inc.*...............      44,900      746,238
                                                      -----------
TOTAL COMMON STOCK
  (Cost: $89,857,373)...............................   74,712,531
                                                      -----------

                                          PRINCIPAL
                                            AMOUNT
-----------------------------------------------------------------
TIME DEPOSIT -- 6.1%
-----------------------------------------------------------------
  Bank One Grand Cayman
    2.660%, 10/01/01
    (Cost: $4,870,449)..................  $4,870,449    4,870,449
                                                      -----------

TOTAL INVESTMENTS -- 99.9%
  (Cost: $94,727,822).............................    79,582,980
OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.1%.....        91,018
                                                     -----------
NET ASSETS -- 100.0%..............................   $79,673,998
                                                     -----------
                                                     -----------
---------------

* Non-income producing securities.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

SMALL CAP GROWTH FUND INSTITUTIONAL SHARES
------------------------------------------------------------------------

  MANAGEMENT TEAM: JOHN C. MCCRAW, Lead Portfolio Manager; THOMAS BLEAKLEY, Portfolio Manager; TRAVIS T. PRENTICE, Portfolio Manager; JOHN MAZUR, Investment Analyst; MICHAEL P. GIGGIE, Investment Analyst; MONTIE L. WEISENBERGER, Investment Analyst

  CHIEF INVESTMENT OFFICER: CATHERINE SOMHEGYI NICHOLAS

  GOAL: The Small Cap Growth Fund seeks to maximize long-term capital appreciation through investments primarily in US companies with market capitalizations corresponding to the middle 90% of the Russell 2000 Growth Index at time of purchase.

  MARKET OVERVIEW: US stock prices fell during the six months ended September 30, 2001 due to investor concerns about the state of the economy and corporate earnings.

  After slowing in the second half of 2000, GDP growth continued to weaken in 2001. A sharp drop in capital spending -- especially in the technology sector -- led to production cutbacks, job losses and waning consumer confidence. The terrorist strikes raised concerns that the already fragile economy might slip into a recession. In an attempt to bolster growth, the Federal Reserve continued easing monetary policy, making five interest-rate cuts totaling 2% between April 1 and September 30.

  As the economy slowed, so did corporate profits. Earnings for S&P 500 companies in the second quarter dropped 17%, and analysts' projections pointed to a decline in third quarter results.

  While most segments of the US equity market suffered losses, there were pockets of strength. For example, small-cap growth stocks in the consumer staples and financial services sectors posted solid gains this period. In addition, after giving up ground the week after the attacks, prices of small-cap growth stocks rebounded during the final days of September.

  PERFORMANCE: During the six months ended September 30, 2001, the Small Cap Growth Fund declined 16.9% versus a 15.2% loss in the Russell 2000 Growth Index.

  PORTFOLIO SPECIFICS: Stock selection in the drugs/ pharmaceuticals and semiconductors/electronic component industries contributed favorably to relative results this period. Among the strongest performers were Cell Therapeutics and Microsemi. Cell Therapeutics, a biotechnology firm that develops cancer drugs, is benefiting from strong sales of TRISENOX, which treats leukemia. Microsemi, a maker of semiconductors that manage and regulate light, sound and power in electronic devices, is thriving as it broadens its client base and diversifies into high-growth markets.

  An underweight in the financial services sector negatively impacted results versus the benchmark, as did issue selection among retail and consumer services companies.

  MARKET OUTLOOK: While the current investment landscape continues to present challenges, we believe a number of fundamental themes lend support to small-cap growth stocks:

  - Market liquidity is high due to aggressive easing by the Fed

  - The Fed is likely to continue cutting rates, and rate cuts have historically benefited small-cap stocks

  - Small-cap issues are inexpensive relative to the broader market

  Against this favorable backdrop, we remain optimistic that our stock selection process will uncover exciting investment opportunities for the Fund.

--------------------------------------------------------------------------------

SMALL CAP GROWTH FUND INSTITUTIONAL SHARES -- UNAUDITED
------------------------------------------------------------------------
COMPARISON OF CHANGE IN VALUE OF A $250,000 INVESTMENT IN SMALL CAP GROWTH FUND INSTITUTIONAL SHARES WITH THE RUSSELL 2000 GROWTH INDEX.

                   ANNUALIZED TOTAL RETURNS
                        As of 9/30/01            SINCE
     1 YEAR                5 YEARS             INCEPTION
    -52.26%              1.29%                   6.81%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                    SMALL CAP              RUSSELL 2000
         GROWTH FUND INSTITUTIONAL SHARES  GROWTH INDEX
10/1/93                          $250,000      $250,000
10/93                            $250,400      $257,230
11/93                            $237,400      $246,825
12/93                            $249,920      $256,565
1/94                             $257,143      $263,395
2/94                             $255,286      $262,236
3/94                             $234,855      $246,126
4/94                             $235,474      $246,503
5/94                             $229,076      $240,979
6/94                             $217,519      $230,682
7/94                             $222,679      $233,969
8/94                             $237,744      $251,138
9/94                             $240,633      $252,190
10/94                            $243,935      $254,876
11/94                            $231,553      $244,564
12/94                            $241,147      $250,325
1/95                             $231,007      $245,226
2/95                             $243,351      $256,558
3/95                             $255,254      $264,052
4/95                             $259,442      $268,024
5/95                             $261,426      $271,535
6/95                             $284,571      $290,246
7/95                             $312,124      $312,868
8/95                             $313,006      $316,729
9/95                             $319,619      $323,250
10/95                            $307,055      $307,350
11/95                            $320,721      $320,916
12/95                            $327,708      $328,027
1/96                             $323,033      $325,311
2/96                             $342,668      $340,146
3/96                             $352,952      $346,870
4/96                             $389,650      $373,500
5/96                             $411,388      $392,653
6/96                             $386,378      $367,138
7/96                             $341,966      $322,318
8/96                             $372,353      $346,179
9/96                             $397,130      $364,007
10/96                            $379,833      $348,304
11/96                            $383,574      $357,990
12/96                            $389,595      $364,971
1/97                             $394,413      $374,088
2/97                             $351,961      $351,497
3/97                             $332,993      $326,692
4/97                             $327,874      $322,912
5/97                             $379,961      $371,446
6/97                             $407,660      $384,041
7/97                             $436,865      $403,720
8/97                             $445,295      $415,835
9/97                             $487,145      $449,019
10/97                            $452,521      $422,051
11/97                            $435,017      $411,989
12/97                            $436,748      $412,220
1/98                             $426,704      $406,721
2/98                             $464,803      $442,630
3/98                             $490,779      $461,199
4/98                             $490,779      $464,026
5/98                             $452,334      $430,314
6/98                             $468,959      $434,712
7/98                             $429,195      $398,414
8/98                             $325,073      $306,444
9/98                             $358,956      $337,514
10/98                            $363,545      $355,119
11/98                            $401,944      $382,665
12/98                            $455,854      $417,293
1/99                             $500,962      $436,063
2/99                             $447,786      $396,172
3/99                             $495,828      $410,283
4/99                             $525,167      $446,515
5/99                             $504,263      $447,221
6/99                             $566,975      $470,780
7/99                             $569,542      $456,224
8/99                             $564,775      $439,161
9/99                             $581,645      $447,633
10/99                            $637,022      $459,096
11/99                            $720,228      $507,641
12/99                            $882,812      $597,113
1/00                             $860,761      $591,554
2/00                           $1,159,018      $729,185
3/00                           $1,010,263      $652,533
4/00                             $867,488      $586,647
5/00                             $762,089      $535,280
6/00                             $918,319      $604,427
7/00                             $822,264      $552,628
8/00                             $942,613      $610,759
9/00                             $886,924      $580,416
10/00                            $793,111      $533,304
11/00                            $611,428      $436,472
12/00                            $665,221      $463,180
1/01                             $676,406      $500,669
2/01                             $563,494      $432,038
3/01                             $509,701      $392,757
4/01                             $570,951      $440,842
5/01                             $573,081      $451,052
6/01                             $583,733      $463,352
7/01                             $545,918      $423,824
8/01                             $509,701      $397,335
9/30/01                          $423,420      $333,205

The graph above shows the value of a hypothetical $250,000 investment in the Fund's Class I shares compared with the Russell 2000 Growth Index for the periods indicated. The Fund's Class I shares calculate their performance based upon the historical performance of their corresponding series of Nicholas-Applegate Mutual Funds (renamed Pilgrim Mutual Funds), adjusted to reflect all fees and expenses applicable to the Fund's Class I shares. The Nicholas-Applegate Institutional Funds' Class I shares were first available on May 7, 1999. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Absent expense limitations, total returns would have been slightly lower. The total returns shown above do not show the effects of income taxes on an individual's investment. In most cases, taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. Past performance cannot guarantee future results.

The unmanaged Russell 2000 Growth Index is a widely regarded small-cap index of the 2,000 smallest securities in the Russell 3000 Growth Index, which comprises the 3,000 largest U.S. securities. The unmanaged Index differs from the Fund in composition, does not pay management fees or expenses and includes reinvested dividends. One cannot invest directly in an index.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions. You may have a gain or loss when you sell your shares.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 2001 -- UNAUDITED
------------------------------------------------------------------------

SMALL CAP GROWTH FUND

                                          NUMBER
                                        OF SHARES      VALUE
----------------------------------------------------------------
COMMON STOCK -- 97.2%
----------------------------------------------------------------
ADVERTISING -- 0.5%
  R H Donnelley Corp.*................      25,200  $    658,224
                                                    ------------
AEROSPACE/DEFENSE -- 0.9%
  REMEC, Inc.*........................      27,450       217,678
  Teledyne Technologies, Inc.*........      28,000       446,600
  Titan Corp.*........................      29,900       586,040
                                                    ------------
                                                       1,250,318
                                                    ------------
AIRLINES -- 0.4%
  Atlantic Coast Airlines
    Holdings, Inc.*...................      15,300       203,490
  SkyWest, Inc........................      16,500       275,880
                                                    ------------
                                                         479,370
                                                    ------------
APPAREL MANUFACTURERS -- 0.7%
  Quiksilver, Inc.*...................      30,000       370,500
  Tommy Hilfiger Corp.*...............      62,500       559,375
                                                    ------------
                                                         929,875
                                                    ------------
APPAREL/FOOTWEAR -- 0.8%
  Reebok International, Ltd.*.........      26,600       550,620
  Wolverine World Wide, Inc...........      41,700       560,448
                                                    ------------
                                                       1,111,068
                                                    ------------
APPLICATIONS SOFTWARE -- 1.2%
  BARRA, Inc.*........................      16,500       693,330
  HNC Software, Inc.*.................      22,700       424,490
  National Instruments Corp.*.........      16,650       435,730
                                                    ------------
                                                       1,553,550
                                                    ------------
AUDIO/VIDEO PRODUCTS -- 0.4%
  Polycom, Inc.*......................      21,000       511,770
  Vialta, Inc. Cl. A*.................      24,350         9,984
                                                    ------------
                                                         521,754
                                                    ------------
AUTO/TRUCKS PARTS&EQUIPMENT -- 1.1%
  BorgWarner, Inc.*...................      12,200       491,660
  Superior Industries,
    International, Inc................      15,600       518,076
  Tower Automotive, Inc.*.............      53,100       380,727
                                                    ------------
                                                       1,390,463
                                                    ------------
BEVERAGES-ALCOHOLIC -- 1.1%
  Constellation Brands, Inc. Cl. A*...      34,000     1,416,440
                                                    ------------
BIOTECHNOLOGY -- 3.1%
  Alexion Pharmaceuticals, Inc.*......       2,200        37,444
  CryoLife, Inc.*.....................      16,900       635,609
  CuraGen Corp.*......................      16,900       326,170
  Exelixis, Inc.*.....................      15,200       174,192
  Immunomedics, Inc.*.................      13,100       156,807
  Integra LifeSciences Holdings*......      15,200       419,824
  InterMune, Inc.*....................      13,800       527,850
  Myriad Genetics, Inc.*..............      14,900       456,536
  Transkaryotic Therapies, Inc.*......      33,600       911,904
  XOMA, Ltd.*.........................      63,300       533,619
                                                    ------------
                                                       4,179,955
                                                    ------------
                                          NUMBER
                                        OF SHARES      VALUE
----------------------------------------------------------------

BROADCASTING -- 0.9%
  Emmis Communications Corp. Cl. A*...      28,300  $    408,086
  Radio One, Inc. Cl. D*..............      35,100       405,054
  SBS Broadcasting S.A.*..............      21,900       350,400
                                                    ------------
                                                       1,163,540
                                                    ------------
BUILDING & CONSTRUCTION PRODUCTS -- 0.8%
  Texas Industries, Inc...............      19,000       587,100
  York International Corp.............      18,300       524,112
                                                    ------------
                                                       1,111,212
                                                    ------------
CASINO -- 0.1%
  Argosy Gaming Co.*..................       7,200       188,640
                                                    ------------
CERAMIC PRODUCTS -- 0.2%
  Dal-Tile International, Inc.*.......      19,200       295,488
                                                    ------------
CHEMICALS -- 0.5%
  Cabot Microelectronics Corp.*.......      12,600       608,706
                                                    ------------
COMMERCIAL SERVICES -- 2.0%
  Alliance Data Systems Corp.*........      20,100       326,625
  F.Y.I. , Inc.*......................      18,600       697,872
  Pre-Paid Legal Services, Inc.*......      27,400       472,376
  Quintiles Transnational Corp.*......      67,200       981,120
  Steiner Leisure, Ltd.*..............      11,700       187,200
                                                    ------------
                                                       2,665,193
                                                    ------------
COMMUNICATIONS SOFTWARE -- 0.5%
  SeaChange International, Inc.*......      34,100       595,727
                                                    ------------
COMPUTER SERVICES -- 0.8%
  Aspen Technology, Inc.*.............      21,800       218,000
  CACI International, Inc.*...........      11,800       644,988
  Carreker Corp.*.....................      26,300       199,617
                                                    ------------
                                                       1,062,605
                                                    ------------
COMPUTER SOFTWARE -- 0.5%
  NetIQ Corp.*........................      18,200       414,414
  Optimal Robotics Corp.*.............      11,200       274,400
                                                    ------------
                                                         688,814
                                                    ------------
COMPUTERS -- 1.3%
  Advanced Digital Information
    Corp.*............................      28,200       290,742
  Mentor Graphics Corp.*..............      24,000       330,720
  Mercury Computer Systems, Inc.*.....      24,400       916,220
  Nuance Communications, Inc.*........      34,000       221,000
                                                    ------------
                                                       1,758,682
                                                    ------------
CONSUMER PRODUCTS-MISCELLANEOUS -- 0.2%
  Dial Corp.*.........................      16,800       278,040
                                                    ------------
CONTAINERS-METAL/GLASS -- 0.8%
  Ball Corp...........................      16,700     1,000,330
                                                    ------------
DATA PROCESSING/MANAGEMENT SOFTWARE -- 2.3%
  eFunds Corp.*.......................      34,000       566,100
  Fair, Isaac & Co., Inc..............      12,500       590,375
  FileNET Corp.*......................      21,900       220,533
  Global Payments, Inc................      19,700       579,180

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SMALL CAP GROWTH FUND

                                          NUMBER
                                        OF SHARES      VALUE
----------------------------------------------------------------
COMMON STOCK (Continued)
----------------------------------------------------------------
DATA PROCESSING/MANAGEMENT SOFTWARE (CONTINUED)
  InterCept Group, Inc.*..............      11,100  $    371,295
  Reynolds & Reynolds Co. Cl. A.......      29,200       680,360
                                                    ------------
                                                       3,007,843
                                                    ------------
DIAGNOSTIC EQUIPMENT -- 0.4%
  Diagnostic Products Corp.*..........      14,100       595,302
                                                    ------------
DIALYSIS CENTERS -- 0.6%
  Renal Care Group, Inc.*.............      26,200       806,174
                                                    ------------
DISTRIBUTION/WHOLESALE -- 2.4%
  Owens & Minor, Inc..................      19,000       385,700
  Performance Food Group Co.*.........      37,200     1,061,316
  Tech Data Corp.*....................      24,500       928,550
  United Stationers, Inc.*............      25,500       761,685
                                                    ------------
                                                       3,137,251
                                                    ------------
DRILLING -- 0.2%
  Precision Drilling Corp.*...........      10,700       225,984
                                                    ------------
DRUG DELIVERY SYSTEMS -- 0.3%
  Alkermes, Inc.*.....................      20,000       391,600
                                                    ------------
DRUGS/PHARMACEUTICALS -- 5.7%
  AdvancePCS*.........................      14,700     1,055,166
  AmericsourceBergen Corp.*...........      21,100     1,497,045
  Barr Laboratories, Inc.*............      11,400       901,284
  CIMA Labs, Inc.*....................       5,000       303,750
  Cubist Pharmaceuticals, Inc.*.......       7,800       255,606
  ImmunoGen, Inc.*....................      34,200       309,510
  OSI Pharmaceuticals, Inc.*..........      25,600       832,000
  Perrigo Co.*........................      59,800       905,970
  Pharmaceutical Resoures, Inc.*......      15,200       543,400
  SICOR, Inc.*........................      22,100       417,469
  Taro Pharmaceuticals Industries,
    Ltd.*.............................      16,200       569,592
                                                    ------------
                                                       7,590,792
                                                    ------------
EDUCATION -- 2.3%
  Career Education Corp.*.............      14,200       781,000
  Corinthian Colleges, Inc.*..........      30,000     1,011,300
  Education Management Corp.*.........      23,000       698,280
  Sylvan Learning Systems, Inc.*......      26,600       609,140
                                                    ------------
                                                       3,099,720
                                                    ------------
EDUCATIONAL SOFTWARE -- 0.5%
  Renaissance Learning, Inc.*.........      15,700       516,687
  SmartForce PLC*.....................      12,100       197,956
                                                    ------------
                                                         714,643
                                                    ------------
ELECTRIC PRODUCTS -- 0.3%
  AMETEK, Inc.........................      16,300       428,364
                                                    ------------
ELECTRONIC COMPONENTS/SEMICONDUCTORS -- 7.7%
  Alpha Industries, Inc.*.............      32,100       621,777
  ASM Lithography Holding N.V.*.......      36,600       420,900
  Avnet, Inc..........................      37,421       680,688
                                          NUMBER
                                        OF SHARES      VALUE
----------------------------------------------------------------

ELECTRONIC COMPONENTS/SEMICONDUCTORS (CONTINUED)
  Axcelis Technologies, Inc.*.........      48,300  $    456,435
  Cirrus Logic, Inc.*.................      33,200       246,344
  Cree, Inc.*.........................      26,600       393,148
  Cymer, Inc.*........................      16,900       283,075
  Elantec Semiconductor, Inc.*........      20,600       472,770
  ESS Technology, Inc.*...............      22,800       233,016
  Exar Corp.*.........................      23,000       397,900
  Fairchild Semiconductor
    International Cl. A*..............      21,100       338,655
  Integrated Circuit
    Systems, Inc.*....................      37,200       475,416
  Integrated Silicon
    Solution, Inc.*...................      11,400        97,926
  Kopin Corp.*........................      48,700       507,941
  LTX Corp.*..........................      26,600       362,026
  Micrel, Inc.*.......................      14,200       283,148
  Microsemi Corp.*....................      15,000       390,750
  MKS Instruments, Inc.*..............      15,200       269,800
  O2Micro International, Ltd.*........      15,200       199,880
  Oak Technology, Inc.*...............      37,300       290,940
  Pixelworks, Inc.*...................      28,400       357,840
  Power Integrations, Inc.*...........      34,700       632,234
  Qlogic Corp.*.......................      28,000       532,000
  Semtech Corp.*......................      26,500       752,070
  Zoran Corp.*........................      20,500       496,510
                                                    ------------
                                                      10,193,189
                                                    ------------
ELECTRONICS -- 0.9%
  Amphenol Corp. Cl. A*...............      28,500       990,375
  DDi Corp.*..........................      30,600       239,904
                                                    ------------
                                                       1,230,279
                                                    ------------
ENGINEERING/R&D SERVICES -- 0.5%
  EMCOR Group, Inc.*..................      14,900       475,310
  URS Corp.*..........................       9,800       225,400
                                                    ------------
                                                         700,710
                                                    ------------
ENTERPRISE SOFTWARE -- 0.5%
  JDA Software Group, Inc.*...........      28,600       375,804
  Manugistics Group, Inc.*............      40,400       235,128
                                                    ------------
                                                         610,932
                                                    ------------
ENVIRONMENTAL CONSULTING & ENGINEERING -- 0.4%
  Tetra Tech, Inc.*...................      24,600       543,660
                                                    ------------
E-SERVICES/CONSULTING -- 0.4%
  Digital Insight Corp.*..............      48,200       554,300
                                                    ------------
FINANCE-CREDIT CARD -- 0.4%
  Metris Companies, Inc...............      19,400       480,150
                                                    ------------
FINANCE-INVESTMENT BANKER/BROKER -- 0.7%
  Investment Technology
    Group, Inc.*......................      16,100       893,389
                                                    ------------
FINANCE-MORTGAGE LOAN -- 0.8%
  Doral Financial Corp................      26,000     1,008,800
                                                    ------------
FOOD -- 1.8%
  Pathmark Stores, Inc.*..............      32,700       778,260
  Smithfield Foods, Inc.*.............      36,000       757,800

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                          NUMBER
                                        OF SHARES      VALUE
----------------------------------------------------------------
COMMON STOCK (Continued)
----------------------------------------------------------------
FOOD (CONTINUED)
  United Natural Foods, Inc.*.........      23,200  $    421,776
  Whole Foods Market, Inc.*...........      15,400       483,714
                                                    ------------
                                                       2,441,550
                                                    ------------
HUMAN RESOURCES -- 0.4%
  Administaff, Inc.*..................      19,000       494,000
  Exult, Inc.*........................       8,100        94,689
                                                    ------------
                                                         588,689
                                                    ------------
INDUSTRIAL GASES -- 0.4%
  Airgas, Inc.*.......................      37,400       496,298
                                                    ------------
INSTRUMENTS-SCIENTIFIC -- 0.4%
  FEI Co.*............................       3,800        82,650
  Varian, Inc.*.......................      18,200       463,736
                                                    ------------
                                                         546,386
                                                    ------------
INSURANCE -- 1.5%
  HCC Insurance Holdings, Inc.........      21,900       575,970
  Odyssey Re Holdings Corp.*..........      40,300       555,737
  RenaissanceRe Holdings, Ltd.*.......       5,900       524,569
  Willis Group Holdings, Ltd.*........      13,600       318,104
                                                    ------------
                                                       1,974,380
                                                    ------------
INTERNET CONTENT -- 0.4%
  ProQuest Co.*.......................      15,000       493,500
                                                    ------------
INTERNET SECURITY -- 0.7%
  Network Associates, Inc.*...........      52,100       671,569
  SonicWall, Inc.*....................      25,600       304,128
                                                    ------------
                                                         975,697
                                                    ------------
INTERNET SOFTWARE -- 0.2%
  Stellent, Inc.*.....................      14,300       205,920
                                                    ------------
INVESTMENT COMPANIES -- 0.6%
  Affiliated Managers Group, Inc.*....       1,500        85,215
  American Capital Strategies, Ltd....      26,600       728,574
                                                    ------------
                                                         813,789
                                                    ------------
LASER SYSTEM/COMPONENTS -- 0.7%
  Coherent, Inc.*.....................      15,100       428,840
  Electro Scientific
    Industries, Inc.*.................      24,800       544,360
                                                    ------------
                                                         973,200
                                                    ------------
MACHINERY-DIVERSIFIED -- 1.3%
  Brooks Automation, Inc.*............      29,200       776,428
  Semitool, Inc.*.....................      14,300       136,708
  Surebeam Corp. Cl. A*...............      40,300       334,490
  Zebra Technologies Corp. Cl A*......      14,400       539,424
                                                    ------------
                                                       1,787,050
                                                    ------------
MEDICAL INSTRUMENTS -- 2.0%
  Cytyc Corp.*........................      27,400       734,594
                                          NUMBER
                                        OF SHARES      VALUE
----------------------------------------------------------------

MEDICAL INSTRUMENTS (CONTINUED)
  Thoratec Corp.*.....................      43,700  $    722,798
  Varian Medical Systems, Inc.*.......      19,200     1,231,680
                                                    ------------
                                                       2,689,072
                                                    ------------
MEDICAL PRODUCTS -- 2.1%
  Cooper Companies, Inc...............      22,500     1,055,250
  Haemonetics Corp.*..................      19,000       657,590
  ResMed, Inc.*.......................       9,400       477,520
  Steris Corp.*.......................      32,200       633,052
                                                    ------------
                                                       2,823,412
                                                    ------------
MEDICAL SERVICES -- 0.5%
  Cerner Corp.*.......................      12,500       618,750
                                                    ------------
MEDICAL SUPPLIES/EQUIPMENT -- 0.6%
  Respironics, Inc.*..................      21,900       778,764
                                                    ------------
MEDICAL-HMO -- 2.4%
  Coventry Health Care, Inc.*.........      34,000       802,400
  Humana, Inc.*.......................      90,800     1,095,048
  Mid Atlantic Medical
    Services, Inc.*...................      26,700       560,700
  Rightchoice Managed Care, Inc.*.....      15,900       795,795
                                                    ------------
                                                       3,253,943
                                                    ------------
MEDICAL-HOSPITALS -- 1.2%
  LifePoint Hospitals, Inc.*..........      12,200       536,800
  Province Healthcare Co.*............      16,800       617,232
  Select Medical Corp.*...............      28,900       455,175
                                                    ------------
                                                       1,609,207
                                                    ------------
MEDICAL-LABORATORY & TESTING SERVICES -- 0.5%
  Covance, Inc.*......................      37,600       673,416
                                                    ------------
MEDICAL-NURSING HOMES -- 0.5%
  Beverly Enterprises Inc.*...........      70,200       716,040
                                                    ------------
MEDICAL-OUTPATIENT/HOME MEDICAL -- 0.4%
  Apria Healthcare Group, Inc.*.......      19,800       512,820
                                                    ------------
NETWORKING PRODUCTS -- 1.1%
  Aeroflex, Inc.*.....................      48,500       533,500
  Anixter International, Inc.*........      37,300       924,294
                                                    ------------
                                                       1,457,794
                                                    ------------
OIL & GAS PRODUCERS -- 1.8%
  Atwood Oceanics, Inc.*..............       4,800       124,800
  Chesapeake Energy Corp.*............      73,000       412,450
  Forest Oil Corp.*...................      19,200       476,160
  Global Industries, Ltd.*............      23,700       129,165
  Newfield Exploration Co*............      15,800       461,360
  Pride International, Inc.*..........      14,300       148,720
  Varco International, Inc.*..........      30,466       368,029
  XTO Energy, Inc.....................      22,200       309,690
                                                    ------------
                                                       2,430,374
                                                    ------------
OIL & GAS SERVICES -- 0.2%
  Cal Dive International, Inc.*.......      17,200       286,552
                                                    ------------

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--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SMALL CAP GROWTH FUND

                                          NUMBER
                                        OF SHARES      VALUE
----------------------------------------------------------------
COMMON STOCK (Continued)
----------------------------------------------------------------
OIL FIELD MACHINE & EQUIPMENT -- 0.2%
  Universal Compression
    Holdings, Inc.*...................      11,300  $    254,250
                                                    ------------
OPTICAL SUPPLIES -- 0.3%
  Ocular Sciences, Inc.*..............      22,500       455,625
                                                    ------------
OTHER COMMERCIAL SERVICES -- 0.6%
  Plexus Corp.*.......................      32,200       759,276
                                                    ------------
PHARMACY SERVICES -- 1.7%
  Accredo Health, Inc.*...............      22,900       833,560
  Omnicare, Inc.......................      32,200       702,926
  Syncor International Corp.*.........      20,900       665,247
                                                    ------------
                                                       2,201,733
                                                    ------------
PHYSICAL THERAPY/REHABILITATION CENTERS -- 0.3%
  RehabCare Group, Inc.*..............       9,900       430,749
                                                    ------------
PHYSICIAN PRATICE MANAGEMENT -- 1.0%
  AmeriPath, Inc.*....................      24,200       635,492
  AmSurg Corp.*.......................      27,400       754,870
                                                    ------------
                                                       1,390,362
                                                    ------------
POWER CONVERSION/SUPPLY EQUIPMENT -- 0.1%
  Power-One, Inc.*....................      24,700       151,905
                                                    ------------
RECREATIONAL PRODUCTS -- 0.8%
  Monaco Coach Corp.*.................      19,500       277,875
  Winnebago Industries, Inc...........      34,800       746,460
                                                    ------------
                                                       1,024,335
                                                    ------------
REAL ESTATE INVESTMENT TRUST -- 0.3%
  SL Green Realty Corp................      14,000       441,280
                                                    ------------
RESEARCH & DEVELOPMENT -- 0.3%
  Pharmaceutical Product
    Development, Inc.*................      13,200       386,628
                                                    ------------
RETAIL-APPAREL -- 2.4%
  AnnTaylor Stores Corp.*.............      13,000       284,960
  Bebe Stores, Inc....................      26,600       400,596
  Children's Place Retail
    Stores, Inc.*.....................      29,800       534,314
  Christopher & Banks Corp.*..........       8,200       246,902
  Hot Topic, Inc.*....................      18,400       461,840
  Pacific Sunwear Of
    California, Inc.*.................      35,400       486,750
  Ross Stores, Inc....................       7,800       228,150
  Too, Inc.*..........................      24,400       512,156
                                                    ------------
                                                       3,155,668
                                                    ------------
RETAIL-ARTS&CRAFTS -- 0.4%
  Michaels Stores, Inc.*..............      15,200       555,408
                                                    ------------
RETAIL-AUTO PARTS -- 0.4%
  O'Reilly Automotive, Inc.*..........      18,800       538,620
                                                    ------------
                                          NUMBER
                                        OF SHARES      VALUE
----------------------------------------------------------------

RETAIL-COMPUTER EQUIPMENT -- 1.2%
  CDW Computer Centers, Inc.*.........      24,800  $    897,264
  Insight Enterprises, Inc.*..........      49,450       699,223
                                                    ------------
                                                       1,596,487
                                                    ------------
RETAIL-CONSUMER ELECTRONICS -- 0.2%
  Tweeter Home Entertainment
    Group, Inc.*......................      15,300       208,692
                                                    ------------
RETAIL-DEPARTMENT STORE -- 0.3%
  Dillards, Inc. Cl. A................      33,300       438,561
                                                    ------------
RETAIL-DRUG STORE -- 0.4%
  Duane Reade, Inc.*..................      18,800       564,000
                                                    ------------
RETAIL-FOOD -- 0.7%
  Fleming Co., Inc....................      33,400       985,300
                                                    ------------
RETAIL-HAIR SALON -- 0.3%
  Regis Corp..........................      20,500       429,680
                                                    ------------
RETAIL-HOME FURNISHINGS -- 0.7%
  Cost Plus, Inc.*....................      33,900       622,404
  Pier 1 Imports, Inc.................      38,200       317,060
                                                    ------------
                                                         939,464
                                                    ------------
RETAIL-MAIL ORDER -- 0.5%
  Williams-Somona, Inc.*..............      29,500       702,395
                                                    ------------
RETAIL-OFFICE SUPPLIES -- 0.5%
  School Specialty, Inc.*.............      22,800       696,768
                                                    ------------
RETAIL-RESTAURANTS -- 3.5%
  AFC Enterprises, Inc.*..............      20,000       408,000
  Applebee's International, Inc.*.....      19,400       572,300
  CBRL Group, Inc.*...................      35,300       775,541
  Cheesecake Factory, Inc.*...........      29,650       710,118
  Jack in the Box, Inc.*..............      40,600     1,136,800
  RARE Hospitality
    International, Inc.*..............      18,600       289,044
  Ruby Tuesday, Inc...................      22,400       351,680
  Sonic Corp.*........................      14,400       436,608
                                                    ------------
                                                       4,680,091
                                                    ------------
RETAIL-VIDEO RENTAL -- 0.3%
  Hollywood Entertainment Corp.*......      34,800       408,900
                                                    ------------
SEMICONDUCTOR EQUIPMENT -- 3.2%
  Credence Systems Corp.*.............      53,800       648,290
  DuPont Photomasks, Inc.*............      20,800       577,824
  Genesis Microchip, Inc.*............      28,400       799,176
  Kulicke & Soffa
    Industries, Inc.*.................      32,800       357,520
  Rudolph Technologies, Inc.*.........      18,200       448,812
  TriQuint Semiconductor, Inc.*.......      34,900       558,051
  Varian Semiconductor Equipment
    Associates, Inc.*.................      18,800       485,980
  Vecco Instruments, Inc.*............      12,600       333,900
                                                    ------------
                                                       4,209,553
                                                    ------------
TELECOMMUNICATIONS -- 1.0%
  Alamosa Holdings, Inc.*.............      32,100       444,585

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                          NUMBER
                                        OF SHARES      VALUE
----------------------------------------------------------------
COMMON STOCK (Continued)
----------------------------------------------------------------
TELECOMMUNICATIONS (CONTINUED)
  Price Communications Corp.*.........      25,300  $    428,835
  US Unwired, Inc.*...................      42,300       427,230
                                                    ------------
                                                       1,300,650
                                                    ------------
TELECOMMUNICATIONS EQUIPMENT -- 2.1%
  Advanced Fibre
    Communications, Inc.*.............      11,400       166,554
  Andrew Corp.*.......................      41,700       758,106
  CommScope, Inc.*....................      33,800       604,006
  Harmonic, Inc.*.....................      41,500       336,150
  Plantronics, Inc.*..................      16,500       281,325
  Powerwave Technologies, Inc.*.......      50,300       599,576
                                                    ------------
                                                       2,745,717
                                                    ------------
THERAPEUTICS -- 3.7%
  Abgenix, Inc.*......................      21,700       492,590
  Biopure Corp.*......................      26,300       487,865
  Cell Therapeutics, Inc.*............      48,000     1,154,400
  CV Therapeutics, Inc.*..............      15,900       617,874
  NeoPharm, Inc.*.....................      32,800       460,840
  NPS Pharmaceuticals, Inc.*..........      15,600       486,720
  Pharmacyclics, Inc.*................      17,100       304,380
  Scios, Inc.*........................      22,800       377,568
  Trimeris, Inc.*.....................      13,900       487,890
                                                    ------------
                                                       4,870,127
                                                    ------------
TOBACCO -- 0.5%
  Vector Group, Ltd...................      15,855       677,643
                                                    ------------
                                          NUMBER
                                        OF SHARES      VALUE
----------------------------------------------------------------

TRANSPORTATION-TRUCKS -- 0.4%
  Swift Transportation Co., Inc.*.....      33,200  $    587,640
                                                    ------------
WASTE DISPOSAL -- 0.5%
  Stericycle, Inc.*...................      16,900       704,392
                                                    ------------
WEB PORTALS/ISP -- 0.6%
  EarthLink, Inc.*....................      54,600       831,558
                                                    ------------
TOTAL COMMON STOCK -- 97.2%
  (Cost: $154,549,837)............................
                                                     129,591,136
                                                    ------------

                                        PRINCIPAL
                                          AMOUNT
----------------------------------------------------------------
TIME DEPOSIT -- 1.2%
----------------------------------------------------------------
  Bank One (Grand Cayman)
    2.660%, 10/01/01
    (Cost: $1,510,288)................  $1,510,288     1,510,288
                                                    ------------

TOTAL INVESTMENTS -- 98.4%
  (Cost: $156,060,125)............................   131,101,424
OTHER ASSETS IN EXCESS OF LIABILITIES -- 1.6%.....     2,179,099
                                                    ------------
NET ASSETS -- 100.0%..............................  $133,280,523
                                                    ------------
                                                    ------------
---------------

* Non-income producing

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

MINI CAP GROWTH FUND INSTITUTIONAL SHARES
------------------------------------------------------------------------

  MANAGEMENT TEAM: JOHN C. MCCRAW, Lead Portfolio Manager; THOMAS BLEAKLEY, Portfolio Manager; TRAVIS T. PRENTICE, Portfolio Manager; JOHN MAZUR, Investment Analyst; MICHAEL P. GIGGIE, Investment Analyst; MONTIE L. WEISENBERGER, Investment Analyst

  CHIEF INVESTMENT OFFICER: CATHERINE SOMHEGYI NICHOLAS

  GOAL: The Mini Cap Growth Fund seeks to maximize long-term capital appreciation by investing primarily in US companies with market capitalizations corresponding to the bottom 5% of the Russell 2000 Growth Index at time of purchase.

  MARKET OVERVIEW: US stock prices traded lower during the six months ended September 30, 2001 as the following concerns weighed on investor sentiment:

  - Negative economic reports, with GDP growth weakening to levels not seen since 1993

  - Disappointing corporate earnings as capital spending, profit margins and consumer confidence deteriorated

  The terrorist strikes raised more concerns about the economy and corporate profitability. To restore consumer and investor confidence, the Federal Reserve accelerated already aggressive monetary policy. In addition to flooding the financial system with liquidity, the Fed lowered interest rates on September 17 for the eighth time since the beginning of the year. After selling off sharply the week after the attacks, equity markets rebounded during the last days of September.

  In general, this period's equity losses were broadly based. However, amid economic uncertainty, investors were averse to risk. As a result, value stocks outperformed growth stocks and healthcare and consumer staples names bested technology and consumer discretionary issues.

  PERFORMANCE: The Fund posted a 0.7% loss during the six months ended September 30, 2001 versus a 15.2% drop in the Russell 2000 Growth Index. On an annualized basis, for the three years ended September 30, 2001, the Fund was up 15.4%, while the benchmark fell 0.4%.

  PORTFOLIO SPECIFICS: Strong performance versus the benchmark this period was primarily due to stock selection in the technology and healthcare sectors. For examples, FLIR Systems and First Horizon Pharmaceuticals were top-performing holdings.

  FLIR Systems is the leading global supplier of thermal imaging and broadcast camera systems. FLIR is benefiting from gross margin improvements, debt reduction and partnerships targeted at expanding applications for its products.

  First Horizon Pharmaceuticals is a specialty drug company focused on the treatment of chronic conditions. The company's stock price has been strong due to robust revenue growth and the recent acquisition of the Prenate family, a premier brand of prenatal vitamins.

  MARKET OUTLOOK: While we remain cautious in the near term, our longer-term outlook for US equities is positive. The Fed is likely to continue cutting interest rates, and Congress is working on a major economic stimulus package. Aggressive monetary and fiscal policy should spark a recovery in the economy, earnings and stock prices.

  Prospects for mini-cap growth stocks are especially attractive given high levels of market liquidity, inexpensive valuations and the historical tendency for interest-rate cuts to benefit small caps. In this environment, we are confident in our ability to continue to identify smaller-sized companies with outstanding growth potential for the Fund.

--------------------------------------------------------------------------------

MINI CAP GROWTH FUND INSTITUTIONAL SHARES -- UNAUDITED
------------------------------------------------------------------------
COMPARISON OF CHANGE IN VALUE OF A $250,000 INVESTMENT IN MINI CAP GROWTH FUND INSTITUTIONAL SHARES WITH THE RUSSELL 2000 GROWTH INDEX.

                   ANNUALIZED TOTAL RETURNS
                        As of 9/30/01            SINCE
     1 YEAR                5 YEARS             INCEPTION
    -40.99%              11.47%                 15.69%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

          MINI CAP GROWTH    RUSSELL 2000
         FUND INSTITUTIONAL     GROWTH
               SHARES           INDEX
7/12/95            $250,000      $250,000
7/95               $261,400      $259,625
8/95               $266,200      $262,829
9/95               $275,600      $268,240
10/95              $270,200      $255,046
11/95              $278,200      $266,303
12/95              $287,000      $272,205
1/96               $284,600      $269,951
2/96               $301,400      $282,261
3/96               $317,000      $287,841
4/96               $365,200      $309,938
5/96               $408,800      $325,832
6/96               $371,600      $304,659
7/96               $319,000      $267,467
8/96               $340,600      $287,267
9/96               $359,600      $302,061
10/96              $349,200      $289,031
11/96              $361,193      $297,068
12/96              $369,458      $302,861
1/97               $384,749      $310,427
2/97               $358,920      $291,680
3/97               $329,372      $271,096
4/97               $319,660      $267,960
5/97               $374,831      $308,234
6/97               $408,925      $318,686
7/97               $444,879      $335,016
8/97               $477,320      $345,070
9/97               $522,779      $372,606
10/97              $488,272      $350,227
11/97              $483,440      $341,878
12/97              $480,998      $342,069
1/98               $473,447      $337,506
2/98               $510,089      $367,305
3/98               $556,279      $382,713
4/98               $565,605      $385,059
5/98               $533,406      $357,085
6/98               $542,066      $360,734
7/98               $498,761      $330,613
8/98               $371,076      $254,294
9/98               $402,941      $280,077
10/98              $416,726      $294,686
11/98              $459,694      $317,544
12/98              $521,539      $346,279
1/99               $536,704      $361,855
2/99               $472,963      $328,752
3/99               $479,598      $340,462
4/99               $516,563      $370,529
5/99               $495,237      $371,114
6/99               $544,524      $390,664
7/99               $539,785      $378,585
8/99               $560,874      $364,426
9/99               $582,437      $371,456
10/99              $634,093      $380,969
11/99              $751,038      $421,252
12/99              $963,917      $495,498
1/00             $1,001,951      $490,885
2/00             $1,347,951      $605,094
3/00             $1,207,451      $541,487
4/00               $988,327      $486,813
5/00               $853,220      $444,187
6/00             $1,113,216      $501,568
7/00               $993,436      $458,583
8/00             $1,094,483      $506,822
9/00             $1,048,501      $481,643
10/00              $913,677      $442,548
11/00              $728,875      $362,194
12/00              $764,665      $384,357
1/01               $805,273      $415,467
2/01               $688,267      $358,515
3/01               $622,882      $325,919
4/01               $701,344      $365,821
5/01               $748,835      $374,293
6/01               $794,949      $384,500
7/01               $757,782      $351,698
8/01               $726,122      $329,717
9/30/01            $618,752      $276,501

The graph above shows the value of a hypothetical $250,000 investment in the Fund's Class I shares compared with the Russell 2000 Growth Index for the periods indicated. The Fund's Class I shares calculate their performance based upon the historical performance of their corresponding series of Nicholas-Applegate Mutual Funds (renamed Pilgrim Mutual Funds). The Nicholas-Applegate Institutional Funds' Class I shares were first available on May 7, 1999. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Absent expense limitations, total returns would have been slightly lower. The total returns shown above do not show the effects of income taxes on an individual's investment. In most cases, taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. Past performance cannot guarantee future results.

The unmanaged Russell 2000 Growth Index is a widely regarded small-cap index of the 2,000 smallest securities in the Russell 3000 Growth Index, which comprises the 3,000 largest U.S. securities. The unmanaged Index differs from the Fund in composition, does not pay management fees or expenses and includes reinvested dividends. One cannot invest directly in an index.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions. You may have a gain or loss when you sell your shares.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 2001 -- UNAUDITED
------------------------------------------------------------------------

MINI CAP GROWTH FUND

                                            NUMBER
                                          OF SHARES      VALUE
-----------------------------------------------------------------
COMMON STOCK -- 95.9%
-----------------------------------------------------------------
AEROSPACE/DEFENSE -- 1.7%
  DRS Technologies, Inc.*...............      29,100  $ 1,011,225
  Esterline Technologies Corp...........      24,900      394,665
                                                      -----------
                                                        1,405,890
                                                      -----------
BIOTECHNOLOGY -- 2.3%
  Digene Corp.*.........................      14,500      362,500
  Harvard Bioscience, Inc.*.............      46,900      469,000
  Integra LifeSciences Holdings*........      22,100      610,402
  Universal Electronics, Inc............      30,300      456,924
                                                      -----------
                                                        1,898,826
                                                      -----------
BROADCASTING -- 0.5%
  Regent Communications, Inc.*..........      70,200      422,604
                                                      -----------
BUILDING & CONSTRUCTION -- 1.0%
  Monaco Coach Corp.*...................      58,087      827,740
                                                      -----------
BUILDING PRODUCTS -- 0.8%
  Apogee Enterprises, Inc...............      49,900      643,710
                                                      -----------
CASINO SERVICES -- 0.6%
  MTR Gaming Group, Inc.................      55,400      513,558
                                                      -----------
COLLECTIBLES -- 0.6%
  Action Performance Cos., Inc..........      24,900      453,429
                                                      -----------
COMMERCIAL SERVICES -- 1.3%
  Actrade Financial Technologies,
    Ltd.*...............................       1,200       22,044
  Coinstar, Inc.*.......................      30,100      593,572
  Gaiam, Inc.*..........................      28,300      445,442
                                                      -----------
                                                        1,061,058
                                                      -----------
COMPUTER -- INTEGRATED SYSTEMS -- 0.6%
  Systems & Computer Technology
    Corp.*..............................      54,300      488,700
                                                      -----------
COMPUTER SERVICES -- 2.3%
  Dynamics Research Corp................      15,600      225,888
  MCSi, Inc.*...........................      43,700      704,007
  Tier Technologies, Inc. Cl. B*........      44,400      532,800
  Tripos, Inc.*.........................      21,300      366,573
                                                      -----------
                                                        1,829,268
                                                      -----------
COMPUTER SOFTWARE -- 1.1%
  PLATO Learning, Inc.*.................      26,000      627,640
  Optimal Robotics Corp.*...............       9,200      225,400
                                                      -----------
                                                          853,040
                                                      -----------
COMPUTERS -- 3.3%
  ANSYS, Inc.*..........................      36,200      646,170
  Concurrent Computer Corp.*............      70,400      639,232
  MSC.Software Corp.....................      39,700      639,170
  Planar Systems, Inc.*.................      35,500      713,905
                                                      -----------
                                                        2,638,477
                                                      -----------
CONSULTING SERVICES -- 0.9%
  FTI Consulting, Inc.*.................      24,700      726,180
                                                      -----------
                                            NUMBER
                                          OF SHARES      VALUE
-----------------------------------------------------------------

CONSUMER PRODUCTS -- 0.9%
  Helen Of Troy, Ltd.*..................      66,300  $   692,835
                                                      -----------
CONTAINERS -- PAPER/PLASTIC -- 0.7%
  Ivex Packaging Corp.*.................      33,000      562,650
                                                      -----------
DATA PROCESSING/MANAGEMENT SOFTWARE -- 1.2%
  InterCept Group, Inc.*................      28,500      953,325
                                                      -----------
DISTRIBUTION/WHOLESALE -- 2.1%
  ScanSource, Inc.*.....................      24,000    1,074,960
  SCP Pool Corp.........................      27,675      590,861
                                                      -----------
                                                        1,665,821
                                                      -----------
DIVERSIFIED FINANCIAL SERVICES -- 0.9%
  Clark/Bardes, Inc.*...................      12,700      273,812
  Gladstone Capital Corp.*..............      32,000      516,480
                                                      -----------
                                                          790,292
                                                      -----------
DIVERSIFIED MANUFACTURING -- 1.5%
  Esco Technologies, Inc................      22,900      570,210
  Griffon Corp..........................      50,930      621,346
                                                      -----------
                                                        1,191,556
                                                      -----------
DRILLING -- 0.3%
  Unit Corp.............................      23,800      211,344
                                                      -----------
DRUGS/PHARMACEUTICALS -- 6.1%
  Array BioPharma, Inc.*................      57,800      521,356
  Atrix Laboratories, Inc.*.............      27,500      646,245
  Duramed Pharmaceuticals, Inc.*........      40,000      809,600
  First Horizon Pharmaceutical Corp.*...      59,100    1,538,373
  MIM Corp.*............................      60,600      636,300
  Novavax, Inc.*........................      58,100      819,210
                                                      -----------
                                                        4,971,084
                                                      -----------
EDUCATION -- 0.3%
  Princeton Review, Inc.*...............      39,900      249,375
                                                      -----------
ELECTRONIC COMPONENTS/SEMICONDUCTORS -- 8.9%
  Celeritek, Inc.*......................      52,200      617,526
  Daktronics, Inc.*.....................      45,000      396,000
  InSilicon Corp.*......................      55,200      112,056
  Integrated Silicon Solution, Inc.*....      69,700      598,723
  Mattson Technology, Inc.*.............      39,900      159,600
  Merix Corp.*..........................      36,500      512,825
  MKS Instruments, Inc.*................       7,914      140,473
  Nu Horizons Electronics Corp..........      66,300      500,565
  O2Micro International, Ltd.*..........      55,700      732,455
  Pemstar, Inc.*........................      40,000      460,000
  Sage, Inc.*...........................      35,100      535,275
  Three-Five Systems, Inc.*.............      34,200      545,148
  Trikon Technologies, Inc..............      66,300      559,572
  Xicor, Inc.*..........................      70,400      559,680
  Zoran Corp.*..........................      31,800      770,196
                                                      -----------
                                                        7,200,094
                                                      -----------
ELECTRONIC INSTRUMENTS -- 4.1%
  FLIR Systems, Inc.*...................      27,000    1,107,810
  Itron, Inc.*..........................      33,300      766,566

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                            NUMBER
                                          OF SHARES      VALUE
-----------------------------------------------------------------
COMMON STOCK (Continued)
-----------------------------------------------------------------
ELECTRONIC INSTRUMENTS (CONTINUED)
  Keystone Automotive
    Industries, Inc.*...................      36,900  $   553,500
  OYO Geospace Corp.*...................      29,200      394,200
  Photon Dynamics, Inc.*................      20,100      465,315
                                                      -----------
                                                        3,287,391
                                                      -----------
ELECTRONICS -- 2.3%
  Ansoft Corp.*.........................      26,000      237,120
  Engineered Support System, Inc........      14,800      697,080
  Molecular Devices Corp.*..............      32,200      600,208
  Visionics Corp.*......................      29,100      345,708
                                                      -----------
                                                        1,880,116
                                                      -----------
FOOD -- 1.1%
  Panera Bread Co. Cl. A*...............      26,100      913,239
                                                      -----------
FUNERAL SERVICES -- 0.7%
  Carriage Services, Inc. Cl. A*........      90,500      597,300
                                                      -----------
HUMAN RESOURCES -- 0.5%
  Boron LePore & Associates, Inc.*......      39,900      379,050
                                                      -----------
INSTRUMENTS -- 1.3%
  BEI Technologies, Inc.................      23,400      375,570
  Nanometrics, Inc.*....................      38,700      685,377
                                                      -----------
                                                        1,060,947
                                                      -----------
INTERNET SERVICES -- 1.2%
  Websense, Inc.*.......................      33,300      362,970
  XCare.net, Inc.*......................      48,200      600,090
                                                      -----------
                                                          963,060
                                                      -----------
INTERNET SOFTWARE -- 0.6%
  Centra Software, Inc.*................      37,200      318,432
  F5 Networks, Inc.*....................      19,500      180,960
                                                      -----------
                                                          499,392
                                                      -----------
LASER SYSTEMS -- 0.4%
  II-VI, Inc............................      24,600      320,538
                                                      -----------
MACHINERY -- DIVERSIFIED -- 0.6%
  Semitool, Inc.*.......................      52,900      505,724
                                                      -----------
MANUFACTURING -- WHOLESALE -- 0.7%
  Coorstek, Inc.*.......................      21,900      547,281
                                                      -----------
MILITARY/DEFENSE TECHNOLOGY -- 1.1%
  EDO Corp..............................      32,100      922,875
                                                      -----------
MEDICAL -- HOSPITALS -- 0.8%
  United Surgical Partners
    International, Inc.*................      30,000      615,000
                                                      -----------
MEDICAL INSTRUMENTS -- 0.6%
  Conceptus, Inc.*......................      29,400      511,560
                                                      -----------
                                            NUMBER
                                          OF SHARES      VALUE
-----------------------------------------------------------------

MEDICAL SERVICES -- 1.8%
  American Healthways, Inc.*............      20,100  $   708,525
  Urocor, Inc.*.........................      41,600      731,328
                                                      -----------
                                                        1,439,853
                                                      -----------
MEDICAL SUPPLIES/EQUIPMENT -- 9.8%
  Align Technology, Inc.*...............      21,000       45,780
  American Medical Systems
    Holdings, Inc.*.....................      41,200      785,684
  BriteSmile, Inc.*.....................      60,600      363,600
  Cantel Medical Corp.*.................      25,800      570,696
  ICU Medical, Inc......................      18,200      728,000
  Kensey Nash Corp.*....................      27,100      518,423
  Lifecore Biomedical, Inc.*............      39,500      501,255
  Medical Action Industries, Inc.*......      48,300      816,270
  Merit Medical Systems, Inc.*..........      49,875      947,625
  Natus Medical, Inc.*..................      21,400      163,710
  OraSure Technologies, Inc.*...........      62,700      642,675
  SonoSite, Inc.*.......................      21,100      430,440
  VidaMed, Inc.*........................      90,900      347,238
  Wilson Greatbatch Technologies*.......      20,600      603,580
  Wright Medical Group, Inc.*...........      30,400      514,976
                                                      -----------
                                                        7,979,952
                                                      -----------
MEDICAL -- WHOLESALE DRUG DISTRIBUTION -- 1.1%
  D & K Healthcare Resources, Inc.......      18,100      866,990
                                                      -----------
MISCELLANEOUS MANUFACTURING -- 1.1%
  Applied Films Corp.*..................      51,000      854,250
                                                      -----------
OIL & GAS PRODUCERS -- 0.8%
  Comstock Resources, Inc.*.............      14,600       86,724
  Evergreen Resources, Inc.*............      17,100      580,545
                                                      -----------
                                                          667,269
                                                      -----------
OPTICAL RECOGNITION SOFTWARE -- 0.5%
  Digimarc Corp.*.......................      30,200      415,854
                                                      -----------
REAL ESTATE INVESTMENT TRUST -- 0.6%
  Annaly Mortgage Management, Inc.......      33,300      481,185
                                                      -----------
RETAIL -- APPAREL -- 1.8%
  Christopher & Banks Corp.*............      11,700      352,287
  dELIA*s Corp. A*......................     128,100      684,054
  Urban Outfitters, Inc.*...............      40,200      450,240
                                                      -----------
                                                        1,486,581
                                                      -----------
RETAIL -- AUTOMOBILE -- 1.3%
  Lithia Motors, Inc. -- Cl. A*.........      32,600      453,140
  United Auto Group, Inc.*..............      38,200      635,648
                                                      -----------
                                                        1,088,788
                                                      -----------
RETAIL -- AUTOMOBILE PARTS -- 0.8%
  TBC Corp.*............................      68,400      675,792
                                                      -----------
RETAIL -- CONSUMER ELECTRONICS -- 0.1%
  Ultimate Electronics, Inc.*...........       5,200       90,220
                                                      -----------
RETAIL -- DISCOUNT -- 0.8%
  Fred's, Inc. Cl. A....................      26,000      681,200
                                                      -----------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MINI CAP GROWTH FUND

                                            NUMBER
                                          OF SHARES      VALUE
-----------------------------------------------------------------
COMMON STOCK (Continued)
-----------------------------------------------------------------
RETAIL -- GARDENING PRODUCTS -- 0.5%
  Tractor Supply Co.*...................      20,300  $   385,497
                                                      -----------
RETAIL -- HOME FURNISHINGS -- 0.3%
  Restoration Hardware, Inc.*...........      90,200      257,972
                                                      -----------
RETAIL -- RESTAURANTS -- 2.2%
  Champps Entertainment, Inc.*..........      35,000      246,750
  CKE Restaurants, Inc..................     110,200      716,300
  Famous Dave's of America, Inc.*.......      42,500      403,750
  The Steak N Shake Co.*................      39,700      393,030
                                                      -----------
                                                        1,759,830
                                                      -----------
RETAIL -- SPORTING GOODS -- 0.4%
  The Sports Authority, Inc.*...........      89,300      352,735
                                                      -----------
RETAIL -- VIDEO/RENTAL -- 1.9%
  Hollywood Entertainment Corp.*........      55,300      649,775
  Movie Gallery, Inc.*..................      42,700      885,171
                                                      -----------
                                                        1,534,946
                                                      -----------
TELECOMMUNICATIONS EQUIPMENT -- 2.7%
  AirGate PCS, Inc.*....................      11,200      497,504
  Anaren Microwave, Inc.*...............      37,500      613,125
  C-Cor.Net Corp.*......................      56,900      389,765
  OpticNet, Inc.*.......................      15,750            0
  ViaSat, Inc...........................      39,400      702,896
                                                      -----------
                                                        2,203,290
                                                      -----------
TELECOMMUNICATIONS SERVICES -- 3.2%
  Intrado, Inc.*........................      45,900    1,177,794
  Lightbridge, Inc.*....................      48,800      500,200
  RMH Teleservices, Inc.*...............      30,400      326,800
  UbiquiTel, Inc.*......................      68,200      550,374
                                                      -----------
                                                        2,555,168
                                                      -----------
TEXTILES -- 0.5%
  Quaker Fabric Corp....................      59,000      430,700
                                                      -----------
THERAPEUTICS -- 2.8%
  Dendreon Corp.*.......................      32,800      278,800
  MGI Pharma, Inc.*.....................      39,700      530,789
                                            NUMBER
                                          OF SHARES      VALUE
-----------------------------------------------------------------

THERAPEUTICS (CONTINUED)
  SangStat Medical Corp.*...............      59,400  $ 1,094,742
  Trimeris, Inc.*.......................      10,000      351,000
                                                      -----------
                                                        2,255,331
                                                      -----------
TRANSPORTATION -- TRUCKS -- 1.8%
  Arkansas Best Corp.*..................      38,600      799,406
  Knight Transportation, Inc.*..........      32,400      620,460
                                                      -----------
                                                        1,419,866
                                                      -----------
TRAVEL SERVICES -- 0.3%
  Travelocity.Com, Inc.*................      17,000      226,100
                                                      -----------
WAREHOUSING -- 0.9%
  Mobile Mini, Inc......................      28,800      747,648
                                                      -----------
WASTE DISPOSAL -- 1.4%
  Casella Waste Systems, Inc. Cl. A*....      56,900      633,297
  Waste Connections, Inc.*..............      19,600      529,200
                                                      -----------
                                                        1,162,497
                                                      -----------
WIRELESS EQUIPMENT -- 0.6%
  Spectrian Corp.*......................      49,900      499,000
                                                      -----------
TOTAL COMMON STOCK
  (Cost: $79,143,076)...............................
                                                      $77,772,843
                                                      -----------

                                          PRINCIPAL
                                            AMOUNT
-----------------------------------------------------------------
TIME DEPOSIT -- 3.5%
-----------------------------------------------------------------
  Wachovia Bank
    2.660%, 10/01/01
    (Cost: $2,824,255)..................  $2,824,255    2,824,255
                                                      -----------

TOTAL INVESTMENTS -- 99.4%
  (Cost: $81,967,331).............................    80,597,098
OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.6%.....       450,665
                                                     -----------
NET ASSETS -- 100.0%..............................   $81,047,763
                                                     -----------
                                                     -----------
---------------

  *  Non-income producing securities

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

VALUE FUND INSTITUTIONAL SHARES
------------------------------------------------------------------------

  MANAGEMENT TEAM: MARK STUCKELMAN, Lead Portfolio Manager; KELLY KO, CFA, Portfolio Manager; JOHN J. KANE, Portfolio Manager; JOHN GRAVES, Investment Analyst; JOSEPH GAGNON, CFA, Investment Analyst

  CHIEF INVESTMENT OFFICER: CATHERINE SOMHEGYI NICHOLAS

  GOAL: The Value Fund seeks long-term capital appreciation through investments in a diversified portfolio comprised predominantly of US companies with larger market capitalizations that, in the opinion of the Investment Adviser, are undervalued relative to other market measures.

  MARKET OVERVIEW: A weakening economy and declining corporate profits sent key US stock indices lower during the six months ended September 30, 2001. Events of September 11 dashed expectations that the economy and profits would rebound in late 2001. Following a sharp sell-off the week after the terrorist attacks, equity prices stabilized during the final days of September.

  To stimulate economic growth, the Federal Reserve aggressively eased monetary policy, both before and after the terrorist strikes. The Fed injected large amounts of liquidity into the financial system and cut interest rates 50 basis points on September 17. All told, the Fed reduced rates 2% on five separate occasions during the period.

  Within the universe of US stocks, the energy sector came under pressure due to falling oil and natural gas prices. Basic materials companies suffered from weak end-market demand and lower commodity prices. Numerous technology firms announced disappointing earnings. Airline stocks, already hurting from the slowdown in economic activity and business travel, plummeted after the terrorist actions.

  On a positive note, consumer staples and healthcare companies performed relatively well as investors preferred stocks in defensive sectors with stable earnings. Financial services firms benefited from a steeper yield curve.

  PERFORMANCE: The Value Fund registered a 5.8% loss from April 1 through September 30, 2001, outperforming the Russell 1000 Value Index, off 6.6%, and the S&P 500 Stock Index, down 9.7%.

  PORTFOLIO SPECIFICS: Stock selection in the consumer staples sector contributed to the Fund's outperformance this period. Procter & Gamble, Kraft Foods and PepsiCo were among the best-performing holdings. Issue selection in the drug/pharmaceuticals and telecommunications services industries also benefited the Fund. For example, Johnson & Johnson and Verizon Communications were top performers. Baxter International, a global medical supply company, was another major contributor to performance. Baxter is benefiting from double-digit sales growth in its BioScience unit.

  MARKET OUTLOOK: The timing and pace of economic recovery is uncertain. That said, valuations among value stocks are compelling. In addition, value stocks are likely to be early beneficiaries of lower interest rates and an economic stimulus package.

  Combining disciplined research methods with an unwavering focus on valuation, we believe that our investment process will continue to identify attractively priced, financially strong companies experiencing positive change.

--------------------------------------------------------------------------------

VALUE FUND INSTITUTIONAL SHARES -- UNAUDITED
------------------------------------------------------------------------
COMPARISON OF CHANGE IN VALUE OF A $250,000 INVESTMENT IN VALUE FUND INSTITUTIONAL SHARES WITH THE RUSSELL 1000 VALUE INDEX.

              ANNUALIZED TOTAL RETURNS
                   As of 9/30/01            SINCE
  1 YEAR               5 YEAR             INCEPTION
  -3.32%            14.93%                 16.01%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

         VALUE FUND INSTITUTIONAL  RUSSELL 1000
                  SHARES           VALUE INDEX
4/30/96                  $250,000     $250,000
5/96                     $256,600     $253,125
6/96                     $263,800     $253,328
7/96                     $257,600     $243,752
8/96                     $264,800     $250,723
9/96                     $278,800     $260,702
10/96                    $288,600     $270,791
11/96                    $311,581     $290,423
12/96                    $310,622     $286,706
1/97                     $327,247     $300,611
2/97                     $331,246     $305,030
3/97                     $316,936     $294,049
4/97                     $333,350     $306,399
5/97                     $358,183     $323,527
6/97                     $369,758     $337,406
7/97                     $412,900     $362,779
8/97                     $403,430     $349,864
9/97                     $428,684     $370,996
10/97                    $412,269     $360,645
11/97                    $425,854     $376,586
12/97                    $436,586     $387,582
1/98                     $434,531     $382,078
2/98                     $469,924     $407,792
3/98                     $500,065     $432,749
4/98                     $502,805     $435,648
5/98                     $500,750     $429,201
6/98                     $511,938     $434,695
7/98                     $501,864     $427,000
8/98                     $424,288     $363,463
9/98                     $448,323     $384,326
10/98                    $479,972     $414,111
11/98                    $502,997     $433,408
12/98                    $524,487     $448,144
1/99                     $530,983     $451,729
2/99                     $512,743     $445,360
3/99                     $522,238     $454,579
4/99                     $563,217     $497,037
5/99                     $554,472     $491,569
6/99                     $570,214     $505,825
7/99                     $558,969     $491,004
8/99                     $538,979     $472,788
9/99                     $516,990     $456,240
10/99                    $553,222     $482,520
11/99                    $531,483     $478,756
12/99                    $571,041     $481,054
1/00                     $535,602     $465,372
2/00                     $492,372     $430,795
3/00                     $546,661     $483,352
4/00                     $546,661     $477,745
5/00                     $545,656     $482,761
6/00                     $521,276     $460,699
7/00                     $539,624     $466,458
8/00                     $569,784     $492,393
9/00                     $578,330     $496,923
10/00                    $607,485     $509,147
11/00                    $583,226     $490,258
12/00                    $615,670     $514,819
1/01                     $625,048     $516,827
2/01                     $611,868     $502,459
3/01                     $593,618     $484,723
4/01                     $627,329     $508,474
5/01                     $647,607     $519,915
6/01                     $637,468     $508,373
7/01                     $637,468     $507,305
8/01                     $607,052     $486,962
9/30/01                  $559,147     $452,680

The graph above shows the value of a hypothetical $250,000 investment in the Fund's Class I shares compared with the Russell 1000 Value Index for the periods indicated. The Fund's Class I shares calculate their performance based upon the historical performance of their corresponding series of Nicholas-Applegate Mutual Funds (renamed Pilgrim Mutual Funds). The Nicholas-Applegate Institutional Funds' Class I shares were first available on May 7, 1999. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Absent expense limitations, total returns would have been slightly lower. The total returns shown above do not show the effects of income taxes on an individual's investment. In most cases, taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. Past performance cannot guarantee future results.

The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The unmanaged index differs from the Fund in composition, does not pay management fees or expenses and includes reinvested dividends. One cannot invest directly in an index.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions. You may have a gain or loss when you sell your shares.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 2001 -- UNAUDITED
------------------------------------------------------------------------

VALUE FUND

                                            NUMBER
                                          OF SHARES      VALUE
-----------------------------------------------------------------
COMMON STOCK -- 99.0%
-----------------------------------------------------------------
ADVERTISING -- 0.9%
  Lamar Advertising Co.*................      16,500  $   500,280
                                                      -----------
AEROSPACE/DEFENSE -- 1.7%
  Raytheon Co...........................      27,400      952,150
                                                      -----------
AIRLINES -- 1.7%
  AMR Corp.*............................      21,800      417,252
  Delta Air Lines, Inc..................      20,100      529,635
                                                      -----------
                                                          946,887
                                                      -----------
AUTO MANUFACTURER -- 0.8%
  Ford Motor Co.........................      26,140      453,529
                                                      -----------
BANKING -- 2.1%
  Wachovia Corp.........................      38,900    1,205,900
                                                      -----------
BEVERAGES -- NON-ALCOHOLIC -- 1.8%
  PepsiCo, Inc..........................      20,700    1,003,950
                                                      -----------
BROADCASTING -- 4.6%
  AT&T Corp. -- Liberty Media Corp. Cl.
    A*..................................      64,500      819,150
  Fox Entertainment Group Cl. A.*.......      53,700    1,025,670
  Viacom Inc. -- Cl. B..................      20,800      717,600
                                                      -----------
                                                        2,562,420
                                                      -----------
CHEMICALS -- 1.9%
  Dow Chemical Co.......................      32,600    1,067,976
                                                      -----------
COMMERCIAL SERVICES -- 0.8%
  Cendant Corp.*........................      35,100      449,280
                                                      -----------
COMPUTER SERVICES -- 0.7%
  Computer Sciences Corp.*..............      11,600      384,772
                                                      -----------
COMPUTER SOFTWARE -- 0.4%
  BMC Software, Inc.*...................      16,400      208,280
                                                      -----------
COMPUTERS -- 2.1%
  Compaq Computer Corp..................      46,200      383,922
  Hewlett-Packard Co....................       9,500      152,950
  International Business Machines
    Corp................................       6,800      627,640
                                                      -----------
                                                        1,164,512
                                                      -----------
COSMETICS & TOILETRIES -- 4.1%
  Kimberly-Clark Corp...................      10,600      657,200
  Proctor & Gamble Co...................      22,300    1,623,217
                                                      -----------
                                                        2,280,417
                                                      -----------
DIVERSIFIED FINANCIAL SERVICES -- 10.9%
  Citigroup, Inc........................      52,333    2,119,486
  Fannie Mae............................      16,400    1,312,984
  Goldman Sachs Group, Inc..............       6,600      470,910
  KeyCorp...............................      31,300      755,582
  Lehman Brothers Holdings, Inc.........      12,200      693,570
  Merrill Lynch & Co., Inc..............       9,500      385,700
  Morgan Stanley Dean Witter & Co.......       5,800      268,830
                                                      -----------
                                                        6,007,062
                                                      -----------
                                            NUMBER
                                          OF SHARES      VALUE
-----------------------------------------------------------------
DIVERSIFIED MANUFACTURING -- 0.8%
  Honeywell International, Inc..........      16,400  $   432,960
                                                      -----------
DRUGS/PHARMACEUTICALS -- 4.4%
  Abbott Laboratories...................      17,000      881,450
  Johnson & Johnson.....................      14,900      825,460
  Merck & Co., Inc......................      11,100      739,260
                                                      -----------
                                                        2,446,170
                                                      -----------
ELECTRIC -- 3.4%
  AES Corp.*............................      62,400      799,968
  Allegheny Energy, Inc.................      15,400      565,180
  Energy East Corp......................      25,500      512,805
                                                      -----------
                                                        1,877,953
                                                      -----------
FOOD -- 3.4%
  Hershey Foods Corp....................      11,700      764,829
  Kraft Foods, Inc. Cl. A*..............      31,800    1,092,966
                                                      -----------
                                                        1,857,795
                                                      -----------
HOSPITALS -- 1.3%
  HEALTHSOUTH Corp......................      42,400      689,424
                                                      -----------
INSURANCE -- 5.1%
  Allstate Corp.........................      21,400      799,290
  Chubb Corp............................      10,600      756,946
  Jefferson-Pilot Corp..................      14,650      651,632
  Lincoln National Corp.................      13,300      620,179
                                                      -----------
                                                        2,828,047
                                                      -----------
INTERNET SECURITY -- 0.5%
  Symantec Corp.*.......................       8,000      277,360
                                                      -----------
MACHINERY -- 1.5%
  Deere & Co............................      22,100      831,181
                                                      -----------
MEDIA -- 1.3%
  Walt Disney Co........................      38,700      720,594
                                                      -----------
MEDICAL PRODUCTS -- 1.5%
  Baxter International, Inc.............      14,900      820,245
                                                      -----------
METALS -- 2.1%
  Alcoa, Inc............................      37,176    1,152,828
                                                      -----------
MONEY CENTER BANKS -- 3.3%
  Bank of America Corp..................      21,100    1,232,240
  J.P. Morgan Chase.....................      16,460      562,109
                                                      -----------
                                                        1,794,349
                                                      -----------
OIL & GAS PRODUCERS -- 11.9%
  Conoco, Inc. Cl. B....................      32,900      833,686
  Exxon Mobil Corp......................      79,310    3,124,814
  Phillips Petroleum Co.................      14,000      755,160
  USX-Marathon Group....................      35,500      949,625
  Xcel Energy, Inc......................      31,300      881,095
                                                      -----------
                                                        6,544,380
                                                      -----------
OIL & GAS SERVICES -- 0.8%
  BJ Services Co.*......................      24,800      441,192
                                                      -----------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
VALUE FUND

                                            NUMBER
                                          OF SHARES      VALUE
-----------------------------------------------------------------
PUBLISHING -- 0.9%
  Dow Jones & Co........................      11,100  $   504,273
                                                      -----------
REGIONAL/COMMERCIAL BANKS -- 6.2%
  U.S. Bancorp..........................      61,100    1,355,198
  Washington Mutual, Inc................      26,500    1,019,720
  Wells Fargo & Co......................      23,800    1,057,910
                                                      -----------
                                                        3,432,828
                                                      -----------
RETAIL -- DEPARTMENT STORES -- 2.2%
  Federated Department Stores, Inc.*....      24,700      696,540
  Sears Roebuck & Co....................      15,400      533,456
                                                      -----------
                                                        1,229,996
                                                      -----------
RETAIL -- FOOD -- 1.5%
  Safeway, Inc.*........................      20,800      826,176
                                                      -----------
TELECOMMUNICATIONS -- 11.2%
  AT&T Corp.............................      40,500      781,650
  AT&T Wireless Services, Inc.*.........       7,688      114,859
  BellSouth Corp........................      23,900      993,045
  Motorola, Inc.........................      20,300      316,680
  SBC Communications, Inc...............      37,100    1,748,152
  Scientific-Atlanta, Inc...............      30,600      537,030
  Verizon Communications, Inc...........      30,938    1,674,055
                                                      -----------
                                                        6,165,471
                                                      -----------
                                            NUMBER
                                          OF SHARES      VALUE
-----------------------------------------------------------------
TOBACCO -- 1.2%
  Philip Morris Co., Inc................      13,400  $   647,086
                                                      -----------
TOTAL COMMON STOCK
  (Cost: $55,885,185)...............................   54,707,723
                                                      -----------

                                          PRINCIPAL
                                            AMOUNT
-----------------------------------------------------------------
TIME DEPOSIT -- 2.5%
-----------------------------------------------------------------
  Bank One Grand Cayman
    2.660%, 10/01/01
    (Cost: $1,395,616)..................  $1,395,616    1,395,616
                                                      -----------

TOTAL INVESTMENTS -- 101.5%
  (Cost: $57,280,801).............................    56,103,339
LIABILITIES IN EXCESS OF OTHER ASSETS -- (1.5%)...      (818,918)
                                                     -----------
NET ASSETS -- 100.0%..............................   $55,284,421
                                                     -----------
                                                     -----------
---------------

* Non-income producing securities

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

SMALL CAP VALUE FUND INSTITUTIONAL SHARES
------------------------------------------------------------------------

  MANAGEMENT TEAM: MARK STUCKELMAN, Lead Portfolio Manager; KELLY KO, CFA, Portfolio Manager; JOHN J. KANE, Portfolio Manager; JOHN GRAVES, Investment Analyst; JOSEPH GAGNON, CFA, Investment Analyst

  CHIEF INVESTMENT OFFICER: CATHERINE SOMHEGYI NICHOLAS

  GOAL: The Small Cap Value Fund seeks to maximize long-term capital appreciation through investments primarily in US companies with market capitalizations corresponding to the middle 90% of the Russell 2000 Value Index at time of purchase.

  MARKET OVERVIEW: A weakening economy and declining corporate profits sent key US stock indices lower during the six months ended September 30, 2001. Events of September 11 dashed expectations that the economy and profits would rebound in late 2001. Following a sharp sell-off the week after the terrorist attacks, equity prices rebounded during the last days of September.

  To stimulate economic growth, the Federal Reserve aggressively eased monetary policy, both before and after the terrorist strikes. The Fed injected large amounts of liquidity into the financial system and cut interest rates 50 basis points on September 17. All told, the Fed reduced rates 2% on five separate occasions during the period.

  Within the universe of US stocks, the energy sector came under pressure due to falling oil and natural gas prices. Basic materials companies suffered from weak end-market demand and lower commodity prices. Numerous technology firms announced disappointing earnings. Airline stocks, already hurting from the slowdown in economic activity and business travel, plummeted after the terrorist actions.

  On a positive note, consumer staples and healthcare companies performed relatively well as investors preferred stocks in defensive sectors with stable earnings. Financial services firms benefited from a steeper yield curve.

  PERFORMANCE: Since its inception on May 1, 2001, through September 30, 2001, the Small Cap Value Fund lost 3.0%, outperforming the Russell 2000 Value Index, which dropped 7.5%.

  PORTFOLIO SPECIFICS: Nicholas-Applegate launched the Small Cap Value Fund on May 1, 2001. The Fund's outperformance from May 1, 2001 through September 30, 2001 was mainly due to stock selection among retail and producers/ manufacturing companies.

  Top-performing holdings included Barnes & Noble and Alliant Techsystems. Retailer Barnes & Noble is experiencing positive sales and margin trends in its chain of video game stores. Alliant Techsystems, an aerospace and defense company, is benefiting from the recent acquisition of a higher-margin propulsion business and expectations that defense spending will rise significantly.

  MCSi , a supplier of broadcast, computing, networking and visual communications products, was another strong performer. MCSi used the proceeds of a secondary stock offering to pay down debt and provide working capital to pursue growth opportunities. In addition, the terrorist attacks spurred demand for videoconferencing.

  MARKET OUTLOOK: The timing and pace of economic recovery is uncertain. That said, valuations among value stocks are compelling. In addition, value stocks are likely to be early beneficiaries of lower interest rates and an economic stimulus package.

  Whatever the future holds, we are confident that our bottom-up investment process will capitalize on the strong appreciation potential of small-cap value stocks.

--------------------------------------------------------------------------------

SMALL CAP VALUE FUND INSTITUTIONAL SHARES -- UNAUDITED
------------------------------------------------------------------------
COMPARISON OF CHANGE IN VALUE OF A $250,000 INVESTMENT IN SMALL CAP VALUE FUND INSTITUTIONAL SHARES WITH THE RUSSELL 2000 VALUE INDEX.

              ANNUALIZED TOTAL RETURNS
                   As of 9/30/01            SINCE
  1 YEAR              3 YEARS             INCEPTION
  15.35%            13.91%                  7.20%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

               SMALL CAP VALUE       RUSSELL 2000
          FUND INSTITUTIONAL SHARES  VALUE INDEX
12/30/97                   $250,000     $250,000
12/97                      $248,617     $250,500
1/98                       $246,354     $245,966
2/98                       $267,924     $260,847
3/98                       $280,699     $271,437
4/98                       $283,769     $272,767
5/98                       $274,006     $263,111
6/98                       $271,751     $261,638
7/98                       $252,913     $241,152
8/98                       $209,998     $203,387
9/98                       $219,489     $214,879
10/98                      $230,594     $221,261
11/98                      $242,746     $227,257
12/98                      $251,378     $234,393
1/99                       $239,839     $229,072
2/99                       $224,921     $213,426
3/99                       $216,720     $211,655
4/99                       $237,551     $230,979
5/99                       $247,109     $238,070
6/99                       $256,810     $246,688
7/99                       $255,259     $240,842
8/99                       $246,961     $232,027
9/99                       $239,175     $227,386
10/99                      $230,648     $222,839
11/99                      $236,637     $223,997
12/99                      $240,256     $230,874
1/00                       $233,732     $224,825
2/00                       $230,083     $238,562
3/00                       $248,580     $239,683
4/00                       $257,324     $241,097
5/00                       $255,259     $237,409
6/00                       $260,239     $244,341
7/00                       $260,563     $252,477
8/00                       $277,077     $263,763
9/00                       $281,274     $262,260
10/00                      $253,119     $261,316
11/00                      $275,691     $255,985
12/00                      $305,403     $283,503
1/01                       $318,154     $291,328
2/01                       $318,314     $290,920
3/01                       $313,098     $286,265
4/01                       $334,350     $299,519
5/01                       $354,411     $307,217
6/01                       $361,633     $319,567
7/01                       $365,110     $312,409
8/01                       $361,098     $311,315
9/30/01                    $324,453     $276,946

The graph above shows the value of a hypothetical $250,000 investment in the Fund's Class I shares compared with the Russell 2000 Value Index for the periods indicated. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. The Fund's performance includes historical performance of comparable managed institutional separate accounts managed by the Investment Adviser prior to the inception of the Fund. The Fund commenced operations on May 1, 2001. Absent expense limitations, total returns would have been slightly lower. The total returns shown above do not show the effects of income taxes on an individual's investment. In most cases, taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. Past performance cannot guarantee future results.

The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The unmanaged index differs from the Fund in composition, does not pay management fees or expenses and includes reinvested dividends. One cannot invest directly in an index.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions. You may have a gain or loss when you sell your shares.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 2001 -- UNAUDITED
-------------------------------------------------------------------------------

SMALL CAP VALUE FUND

                                           NUMBER
                                          OF SHARES     VALUE
----------------------------------------------------------------
COMMON STOCK -- 97.7%
----------------------------------------------------------------
ADVERTISING SERVICES -- 1.3%
  Penton Media, Inc.*...................    35,600   $   126,380
  Valassis Communications, Inc.*........    11,000       351,010
                                                     -----------
                                                         477,390
                                                     -----------
AEROSPACE/DEFENSE -- 2.7%
  AAR Corp..............................    12,900       103,329
  Alliant Techsystems, Inc.*............     6,982       597,659
  Kaman Corp. -- Cl. A..................    21,500       284,660
                                                     -----------
                                                         985,648
                                                     -----------
AGRICULTURAL OPERATIONS -- 1.1%
  Delta & Pine Land Co..................    22,500       382,050
                                                     -----------
AIRLINES -- 0.7%
  Frontier Airlines, Inc.*..............    28,900       239,292
                                                     -----------
APPLIANCES -- 1.3%
  Applica, Inc.*........................    54,700       462,215
                                                     -----------
AUTO-CARS/LIGHT TRUCKS -- 1.2%
  Heartland Express, Inc.*..............    19,150       440,259
                                                     -----------
BANKING -- 12.4%
  BankAtlantic Bancorp, Inc. Cl. A......    41,500       419,150
  Banknorth Group, Inc..................    18,800       419,616
  BankUnited Financial Corp. Cl. A*.....    22,500       330,075
  Community Bank Systems, Inc...........    13,200       363,000
  FirstMerit Corp.......................    15,300       359,091
  Greater Bay Bancorp...................    15,800       367,666
  Local Financial Corp.*................    30,700       410,459
  Parkvale Financial Corp...............    13,100       287,545
  PFF Bancorp, Inc......................    17,700       486,750
  Provident Finanacial Group, Inc.......    13,000       328,250
  Riggs National Corp...................    22,700       351,850
  Sovereign Bancorp, Inc................    38,600       366,700
                                                     -----------
                                                       4,490,152
                                                     -----------
BROADCASTING -- 1.0%
  Emmis Broadcasting Corp. Cl. A*.......    24,900       359,058
                                                     -----------
BUILDING & CONSTRUCTION -- 4.1%
  National R. V. Holdings, Inc.*........    17,800       178,000
  NCI Building Systems, Inc.*...........    16,700       192,050
  Nortek, Inc.*.........................    15,700       338,335
  Texas Industries, Inc.................    16,200       500,580
  US Concrete, Inc.*....................    37,700       274,079
                                                     -----------
                                                       1,483,044
                                                     -----------
CERAMIC PRODUCTS -- 1.3%
  Dal Tile International, Inc.*.........    29,800       458,622
                                                     -----------
CHEMICALS -- 1.2%
  Agrium, Inc...........................    43,700       424,764
                                                     -----------
COMMERCIAL SERVICES -- 7.4%
  F.Y.I., Inc.*.........................    11,500       431,480
  Highwoods Properties, Inc.............    13,000       321,750
  Macerich Co...........................    12,800       282,880
  Manufactured Home
    Communities, Inc....................    12,700       386,334
                                           NUMBER
                                          OF SHARES     VALUE
----------------------------------------------------------------

COMMERCIAL SERVICES (CONTINUED)
  Quanta Services, Inc.*................    23,500   $   334,875
  Shurgard Storage Centers, Inc. Cl.
    A...................................    10,200       307,428
  Taubman Centers, Inc..................    23,100       288,750
  Viad Corp.............................    17,500       335,650
                                                     -----------
                                                       2,689,147
                                                     -----------
COMPUTER SERVICES -- 2.0%
  MCSI, Inc.*...........................    45,000       724,950
                                                     -----------
COMPUTER SOFTWARE -- 0.5%
  SS&C Technologies, Inc.*..............    28,600       162,734
                                                     -----------
CONSUMER PRODUCTS -- MISC. -- 4.6%
  Central Garden & Pet Co.*.............    41,000       340,300
  Church & Dwight Co., Inc..............    18,400       475,640
  Helen Of Troy, Ltd.*..................    45,800       478,610
  Pennzoil-Quaker State Co..............    34,100       381,238
                                                     -----------
                                                       1,675,788
                                                     -----------
DISTRIBUTION/WHOLESALE -- 1.4%
  Handleman Co.*........................    36,600       512,400
                                                     -----------
DIVERSIFIED FINANCIAL SERVICES -- 6.3%
  Associated Banc Corp..................    12,100       410,069
  Colonial Property Trust...............    13,000       384,150
  First Essex Bancorp, Inc..............    12,800       336,000
  FNB Corp..............................    16,956       443,399
  Glimcher Realty Trust.................    17,300       279,914
  Golf Trust Of America, Inc............    15,900       122,430
  Knight Trading Group, Inc.*...........    39,500       304,545
                                                     -----------
                                                       2,280,507
                                                     -----------
DIVERSIFIED MANUFACTURING -- 5.6%
  Ameron International Corp.............     6,600       425,304
  Gerber Scientific, Inc.*..............    38,100       400,050
  Paxar Corp.*..........................    36,600       466,650
  SPS Technologies, Inc.*...............     7,600       229,824
  Terex Corp.*..........................     8,300       147,823
  Toro Co...............................     8,700       366,270
                                                     -----------
                                                       2,035,921
                                                     -----------
DIVERSIFIED OPERATIONS -- 1.3%
  Allete, Inc...........................    18,800       482,032
                                                     -----------
DRUGS/PHARMACEUTICALS -- 1.4%
  AmerisourceBergen Corp.*..............     6,623       469,902
  Aradigm Corp.*........................    16,700        55,778
                                                     -----------
                                                         525,680
                                                     -----------
ELECTRIC -- 2.4%
  Conectiv*.............................       800        18,800
  IDACORP, Inc..........................    11,100       396,936
  Sierra Pacific Resources..............    29,500       445,450
                                                     -----------
                                                         861,186
                                                     -----------
ELECTRONIC COMPONENTS/SEMICONDUCTORS -- 1.7%
  Avnet, Inc............................    20,200       367,438
  Pioneer-Standard Electronics, Inc.....    27,200       245,344
                                                     -----------
                                                         612,782
                                                     -----------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SMALL CAP VALUE FUND

                                           NUMBER
                                          OF SHARES     VALUE
----------------------------------------------------------------
COMMON STOCK (Continued)
----------------------------------------------------------------
ENGINEERING/R&D SERVICES -- 1.1%
  EMCOR Group, Inc.*....................    12,400   $   395,560
                                                     -----------
HOTELS/MOTELS -- 0.6%
  Innkeepers USA Trust..................    26,200       235,800
                                                     -----------
INSURANCE -- 3.0%
  Landamerica Financial Group, Inc......    14,400       478,800
  Protective Life Corp..................    12,800       371,200
  Willis Group Holdings, Ltd.*..........    10,900       254,951
                                                     -----------
                                                       1,104,951
                                                     -----------
MEDICAL-HOSPITALS -- 1.6%
  Triad Hospitals Holdings, Inc.*.......    16,500       584,100
                                                     -----------
METAL PRODUCERS -- 4.5%
  AK Steel Holding Corp.................    36,600       309,270
  Allegheny Technologies, Inc...........    22,300       297,259
  Mueller Industries, Inc.*.............    13,000       373,100
  NACCO Industries, Inc. Cl. A..........     6,400       356,800
  Quanex Corp...........................    12,700       293,370
                                                     -----------
                                                       1,629,799
                                                     -----------
OIL & GAS PRODUCERS -- 1.9%
  Chesapeake Energy Corp.*..............    39,100       220,915
  Energen Corp.*........................    10,300       231,750
  Noble Affiliates, Inc.*...............     7,900       244,821
                                                     -----------
                                                         697,486
                                                     -----------
OIL & GAS SERVICES -- 4.6%
  Cal Dive International, Inc.*.........    25,200       419,832
  National-Oilwell, Inc.*...............    25,800       374,100
  Newpark Resources, Inc.*..............    35,100       236,925
  NUI Corp..............................    10,400       212,472
  UGI Corp..............................    16,600       449,860
                                                     -----------
                                                       1,693,189
                                                     -----------
PAPER & RELATED PRODUCTS -- 1.3%
  P.H. Glatfelter Co....................    30,600       468,486
                                                     -----------
REAL ESTATE DEVELOPMENT -- 1.1%
  Summit Properties, Inc................    15,700       412,125
                                                     -----------
REAL ESTATE INVESTMENT TRUST -- 1.1%
  Annaly Mortgage Management, Inc.......    28,100       406,045
                                                     -----------
                                           NUMBER
                                          OF SHARES     VALUE
----------------------------------------------------------------

RETAIL -- APPAREL -- 3.5%
  Cato Corp. Cl. A......................    24,500   $   366,520
  Intimate Brands, Inc. Cl. A...........    41,500       373,500
  Ross Stores, Inc......................    18,400       538,200
                                                     -----------
                                                       1,278,220
                                                     -----------
RETAIL -- BOOKSTORES -- 1.0%
  Barnes & Noble, Inc.*.................     9,900       357,390
                                                     -----------
RETAIL -- VIDEO RENTAL -- 2.5%
  Blockbuster, Inc. Cl. A...............    17,400       381,060
  Hollywood Entertainment Corp.*........    43,700       513,475
                                                     -----------
                                                         894,535
                                                     -----------
TELECOMMUNICATIONS -- 2.1%
  3Com Corp.*...........................    95,600       358,500
  Price Communications Corp.*...........    23,000       389,850
                                                     -----------
                                                         748,350
                                                     -----------
TELECOMMUNICATIONS EQUIPMENT -- 1.5%
  Ditech Communications Corp.*..........    60,000       252,000
  Tollgrade Communications, Inc.*.......    14,900       286,080
                                                     -----------
                                                         538,080
                                                     -----------
TOBACCO -- 1.0%
  Universal Corp........................    11,000       367,070
                                                     -----------
TOYS -- 1.4%
  Hasbro, Inc...........................    37,200       520,800
                                                     -----------
TRANSPORTATION -- TRUCKS -- 1.0%
  Swift Transportation Co., Inc.*.......    21,300       377,010
                                                     -----------
TOTAL COMMON STOCK
  (Cost: $38,593,639)..............................
                                                      35,474,617
                                                     -----------

TOTAL INVESTMENTS -- 97.7%
  (Cost: $38,593,639).............................    35,474,617
OTHER ASSETS IN EXCESS OF LIABILITIES -- 2.3%.....       828,302
                                                     -----------
NET ASSETS -- 100.0%..............................   $36,302,919
                                                     -----------
                                                     -----------
---------------

  *  Non-income producing securities.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

CONVERTIBLE FUND INSTITUTIONAL SHARES
------------------------------------------------------------------------

  MANAGEMENT TEAM: DOUGLAS G. FORSYTH, CFA, Lead Portfolio Manager; WILLIAM STICKNEY, Portfolio Manager; MICHAEL E. YEE, Portfolio Manager; JUSTIN KASS, Investment Analyst; ELIZABETH LEMESEVSKI, Investment Analyst

  CHIEF INVESTMENT OFFICER: CATHERINE SOMHEGYI NICHOLAS

  GOAL: The Convertible Fund seeks to maximize total return consisting of capital appreciation and current income by investing primarily in convertible securities of US companies across all market capitalizations.

  MARKET OVERVIEW: Prior to the September 11 terrorist attacks, the US economy and financial markets were already weak. GDP growth had slowed, unemployment was on the rise, corporate earnings were falling and consumer confidence was waning. However, many companies had provided encouraging data that there were some signs of near-term improvement.

  Any such hopes were dashed as the attacks heightened the uncertainty surrounding the markets, magnifying selling pressure. When the equity markets reopened after a historic four-day close, stocks and other assets registered sharp declines. Markets ended the period on a hopeful note, however, recouping some of the losses during the last few days of September.

  While convertible securities posted declines, they outperformed major US equity indices from April 1, 2001 through September 30, 2001. During this period -- as had been the case throughout 2001 -- yield-oriented, or "busted," convertibles outperformed their balanced and equity-oriented counterparts. These busted convertibles have high premiums and trade like straight fixed-income investments with very little upside participation. At the end of the period, the conversion premium of the convertible universe was 78%, reaching its historic upper boundary.

  PERFORMANCE: The Fund's value declined by 10.9% versus a 7.3% drop in the Credit Suisse First Boston Convertible Index during the six months ended September 30, 2001. For the three years ended September 30, 2001, the Fund gained 10.9%, outperforming the benchmark, which rose 9.4%.

  PORTFOLIO SPECIFICS: The Fund's returns came under pressure this period due to several factors. In particular, semiconductors -- which had been strong in the early part of the year 2001 -- fell as the expected economic recovery was delayed a few quarters. Issue selection in the media and energy industries also negatively impacted results.

  On a favorable note, security selection in the healthcare, defense and financial services sectors helped returns. In addition, our bottom-up analysis resulted in being underweight cyclical industries such as telecommunications, airlines and other travel-related companies. This contributed favorably to returns this period since these groups lagged the broad market.

  MARKET OUTLOOK: We are cautiously optimistic about the outlook for the financial markets in the wake of the terrorist strikes. The Federal Reserve and monetary leaders worldwide have aggressively reduced interest rates and injected liquidity into the global financial system. This unprecedented stimulus bodes well for stock prices once a recovery is under way. At the same time, corporations are adapting to a changed business climate with staff adjustments, share buybacks and M&A activity.

  We continue to identify companies with solid fundamentals and convertibles that exhibit an attractive risk-reward profile -- 80% of the upside and 50% of the downside. We remain optimistic that more normalized market conditions will reward our proven investment style centered on positive, sustainable change and timeliness of investment.

--------------------------------------------------------------------------------

CONVERTIBLE FUND INSTITUTIONAL SHARES -- UNAUDITED
------------------------------------------------------------------------
COMPARISON OF CHANGE IN VALUE OF A $250,000 INVESTMENT IN CONVERTIBLE FUND INSTITUTIONAL SHARES WITH THE CS FIRST BOSTON CONVERTIBLE INDEX.

              ANNUALIZED TOTAL RETURNS
                   As of 9/30/01
  1 YEAR              5 YEARS             10 YEARS
  -33.05%           12.01%                 13.22%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            CONVERTIBLE FUND     CS FIRST BOSTON
          INSTITUTIONAL SHARES  CONVERTIBLE INDEX
12/31/86              $250,000           $250,000
1/87                  $274,317           $268,000
2/87                  $285,198           $279,095
3/87                  $282,650           $281,970
4/87                  $278,260           $282,054
5/87                  $280,365           $282,901
6/87                  $283,328           $288,813
7/87                  $299,355           $300,597
8/87                  $305,960           $306,609
9/87                  $298,974           $302,102
10/87                 $232,383           $245,276
11/87                 $235,466           $237,403
12/87                 $242,192           $249,487
1/88                  $244,945           $256,422
2/88                  $252,824           $268,218
3/88                  $256,810           $267,306
4/88                  $265,199           $272,839
5/88                  $265,482           $270,138
6/88                  $277,739           $280,538
7/88                  $274,841           $277,621
8/88                  $271,424           $272,707
9/88                  $277,006           $277,616
10/88                 $280,155           $281,141
11/88                 $285,973           $276,587
12/88                 $290,338           $283,004
1/89                  $309,259           $295,711
2/89                  $315,650           $295,651
3/89                  $324,951           $299,495
4/89                  $335,404           $309,558
5/89                  $344,549           $315,842
6/89                  $343,056           $313,536
7/89                  $356,390           $322,535
8/89                  $362,935           $329,631
9/89                  $363,685           $326,763
10/89                 $358,218           $316,437
11/89                 $366,087           $321,595
12/89                 $372,774           $321,949
1/90                  $365,269           $309,135
2/90                  $378,297           $313,247
3/90                  $390,390           $318,039
4/90                  $378,509           $310,947
5/90                  $413,735           $326,028
6/90                  $412,936           $325,637
7/90                  $407,388           $322,739
8/90                  $386,680           $304,149
9/90                  $365,477           $290,888
10/90                 $351,247           $279,980
11/90                 $368,587           $293,671
12/90                 $379,633           $299,838
1/91                  $399,057           $313,300
2/91                  $421,630           $332,005
3/91                  $436,753           $340,139
4/91                  $438,878           $343,574
5/91                  $463,134           $353,778
6/91                  $444,500           $343,908
7/91                  $466,711           $356,976
8/91                  $486,250           $370,291
9/91                  $492,798           $369,588
10/91                 $497,020           $374,910
11/91                 $492,332           $365,912
12/91                 $525,252           $387,172
1/92                  $535,845           $398,361
2/92                  $541,828           $408,519
3/92                  $528,860           $405,578
4/92                  $515,886           $410,485
5/92                  $525,155           $417,628
6/92                  $509,645           $415,707
7/92                  $514,419           $426,058
8/92                  $515,636           $423,374
9/92                  $529,747           $431,841
10/92                 $542,444           $432,877
11/92                 $563,581           $445,388
12/92                 $576,919           $455,275
1/93                  $590,400           $469,480
2/93                  $569,126           $471,076
3/93                  $600,579           $488,600
4/93                  $607,790           $488,502
5/93                  $632,102           $497,051
6/93                  $652,314           $501,773
7/93                  $658,540           $506,941
8/93                  $696,855           $520,832
9/93                  $709,451           $526,717
10/93                 $727,803           $539,147
11/93                 $711,383           $531,006
12/93                 $733,164           $539,768
1/94                  $758,080           $555,259
2/94                  $749,598           $546,431
3/94                  $716,094           $524,136
4/94                  $710,211           $514,597
5/94                  $703,259           $515,729
6/94                  $683,418           $509,901
7/94                  $692,602           $524,281
8/94                  $706,108           $534,609
9/94                  $697,897           $525,146
10/94                 $696,803           $529,663
11/94                 $676,036           $510,436
12/94                 $677,511           $514,315
1/95                  $672,827           $513,647
2/95                  $681,610           $530,443
3/95                  $701,637           $544,447
4/95                  $709,919           $556,805
5/95                  $723,526           $573,231
6/95                  $751,213           $594,097
7/95                  $786,501           $615,187
8/95                  $799,061           $621,647
9/95                  $817,602           $630,909
10/95                 $804,308           $611,540
11/95                 $821,228           $632,822
12/95                 $828,291           $636,302
1/96                  $851,452           $650,365
2/96                  $875,222           $667,860
3/96                  $888,874           $673,470
4/96                  $912,865           $689,161
5/96                  $941,161           $704,530
6/96                  $920,308           $687,832
7/96                  $870,662           $661,007
8/96                  $924,031           $685,596
9/96                  $967,782           $703,490
10/96                 $969,033           $707,852
11/96                 $994,434           $729,937
12/96               $1,002,376           $724,390
1/97                $1,040,722           $747,425
2/97                $1,026,594           $743,539
3/97                $1,016,638           $728,147
4/97                $1,028,183           $735,502
5/97                $1,081,154           $769,555
6/97                $1,124,210           $791,949
7/97                $1,193,276           $835,348
8/97                $1,178,232           $835,933
9/97                $1,235,810           $871,209
10/97               $1,211,066           $847,338
11/97               $1,214,520           $842,254
12/97               $1,235,942           $846,971
1/98                $1,223,825           $846,717
2/98                $1,281,560           $884,565
3/98                $1,339,722           $916,498
4/98                $1,355,534           $924,655
5/98                $1,324,628           $898,024
6/98                $1,376,377           $902,694
7/98                $1,386,306           $882,113
8/98                $1,185,964           $773,878
9/98                $1,252,764           $786,569
10/98               $1,280,031           $814,807
11/98               $1,361,092           $853,673
12/98               $1,502,171           $902,418
1/99                $1,591,233           $931,747
2/99                $1,512,562           $899,415
3/99                $1,606,751           $937,550
4/99                $1,657,498           $975,521
5/99                $1,630,632           $966,546
6/99                $1,708,640         $1,008,301
7/99                $1,657,770           $994,991
8/99                $1,670,488           $997,976
9/99                $1,677,943         $1,000,571
10/99               $1,784,886         $1,035,191
11/99               $1,946,806         $1,114,693
12/99               $2,275,956         $1,284,127
1/00                $2,288,828         $1,264,737
2/00                $2,673,454         $1,397,534
3/00                $2,557,758         $1,367,487
4/00                $2,389,874         $1,300,754
5/00                $2,237,183         $1,231,033
6/00                $2,405,319         $1,311,050
7/00                $2,311,397         $1,271,457
8/00                $2,550,402         $1,369,232
9/00                $2,548,505         $1,349,789
10/00               $2,415,706         $1,287,833
11/00               $2,062,949         $1,131,877
12/00               $2,192,212         $1,183,603
1/01                $2,263,724         $1,253,318
2/01                $2,040,969         $1,157,188
3/01                $1,915,235         $1,110,091
4/01                $2,023,660         $1,184,911
5/01                $1,988,897         $1,178,157
6/01                $1,942,291         $1,155,890
7/01                $1,872,118         $1,133,119
8/01                $1,818,653         $1,104,111
9/30/01             $1,706,250         $1,028,700

The graph above shows the value of a hypothetical $250,000 investment in the Fund's Class I shares compared with the CS First Boston Convertible Index for the periods indicated. The Fund's Class I shares calculate their performance based upon the historical performance of their corresponding series of Nicholas-Applegate Mutual Funds (renamed Pilgrim Mutual Funds), adjusted to reflect all fees and expenses applicable to the Fund's Class I shares. The Fund's performance includes historical performance of comparable managed institutional separate accounts managed by the Investment Adviser prior to the Nicholas-Applegate Mutual Fund's inception. The Nicholas-Applegate Institutional Funds' Class I shares were first available on May 7, 1999. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Absent expense limitations, total returns would have been slightly lower. The total returns shown above do not show the effects of income taxes on an individual's investment. In most cases, taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. Past performance cannot guarantee future results.

The unmanaged CS First Boston Convertible Index is a market weighted index representing the universe of convertible securities including convertible preferred stocks or convertible bonds. The unmanaged Index differs from the Fund in composition, does not pay management fees or expenses and includes reinvested dividends. One cannot invest directly in an index.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions. You may have a gain or loss when you sell your shares.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 2001
------------------------------------------------------------------------

CONVERTIBLE FUND

                                            NUMBER
                                          OF SHARES      VALUE
-----------------------------------------------------------------
CONVERTIBLE CORPORATE BOND -- 70.3%
-----------------------------------------------------------------
ADVERTISING -- 3.7%
  Getty Images, Inc. 5.000%, 03/15/07...   1,323,000  $   977,366
  Lamar Advertising Co. 5.250%,
    09/15/06............................   1,347,000    1,247,659
  Omnicom Group, Inc. 2.250%,
    01/06/13............................     925,000    1,255,687
                                                      -----------
                                                        3,480,712
                                                      -----------
APPLICATIONS SOFTWARE -- 1.3%
  Peregrine Systems, Inc. 5.500%,
    11/15/07............................   1,390,000    1,195,400
                                                      -----------
BIOTECHNOLOGY -- 0.6%
  InterMune, Inc. 5.750%, 07/15/06......     496,000      597,060
                                                      -----------
BROADCASTING -- 7.1%
  Adelphia Comunnications 6.000%,
    02/15/06............................   1,653,000    1,167,431
  Charter Communications, Inc. Cl. A
    5.750%, 10/15/05....................   1,547,000    1,285,944
  EchoStar Communications Corp. 4.875%,
    01/01/07............................   2,112,000    1,689,600
  Liberty Media Corp. 144A 3.250%,
    03/15/31............................     969,000      777,622
  Liberty Media Corp. 4.000%,
    11/15/03............................   2,151,000    1,667,025
                                                      -----------
                                                        6,587,622
                                                      -----------
COMPUTER SERVICES -- 3.8%
  Affiliated Computer Services, Inc.
    3.500%, 02/15/06....................   1,554,000    1,814,295
  BISYS Group, Inc. 4.000%, 03/15/06....   1,598,000    1,671,907
                                                      -----------
                                                        3,486,202
                                                      -----------
DATA PROCESSING/MANAGEMENT SOFTWARE -- 2.5%
  Automatic Data Processing, Inc.
    0.000%, 02/20/12....................     768,000      936,960
  First Data Corp. 2.000%, 03/01/08.....   1,402,000    1,433,545
                                                      -----------
                                                        2,370,505
                                                      -----------
DIVERSIFIED MANUFACTURING -- 0.6%
  SPX Corp. 0.000%, 02/06/21............     924,000      527,835
                                                      -----------
DIVERSIFIED MANUFACTURING OPERATIONS -- 1.7%
  Tyco International, Ltd. 0.000%,
    11/17/20............................   2,076,000    1,593,330
                                                      -----------
DRUGS/PHARMACEUTICALS -- 8.4%
  Allergan, Inc. 0.000%, 11/01/20.......   1,816,000    1,110,030
  ALZA Corp. 0.000%, 07/28/20...........   2,451,000    1,930,162
  Cephalon, Inc. 144A 5.250%,
    05/01/06............................   1,631,000    1,480,132
  Elan Finance Corp., Ltd. 0.000%,
    12/14/18............................   2,517,000    1,916,066
  Teva Pharmaceutical Industries, Inc.
    1.500%, 10/15/05....................   1,407,000    1,403,482
                                                      -----------
                                                        7,839,872
                                                      -----------
ELECTRIC -- 1.0%
  Orion Power Holdings, Inc. 4.500%,
    06/01/08............................     930,000      911,400
                                                      -----------
ELECTRONIC COMPONENTS/SEMICONDUCTORS -- 11.8%
  Amkor Technology, Inc. 5.000%,
    03/15/07............................     896,000      549,920
                                            NUMBER
                                          OF SHARES      VALUE
-----------------------------------------------------------------

ELECTRONIC COMPONENTS/SEMICONDUCTORS (CONTINUED)
  Amtel Corp. 0.000%, 04/21/18..........   1,760,000  $   822,800
  Analog Devices, Inc. 4.750%,
    10/01/05............................   2,013,000    1,859,509
  Celestica, Inc. 0.000%, 08/01/20......   3,585,000    1,321,969
  Cymer, Inc. 7.250%, 08/06/04..........   1,488,000    1,350,360
  Cypress Semiconductor 4.000%,
    02/01/05............................     728,000      584,220
  L-3 Communications Holdings, Inc.
    5.250%, 06/01/09....................   1,333,000    1,710,412
  Lam Research Corp. 4.000%, 06/01/06...     334,000      258,015
  Lam Research Corp. 144A 4.000%,
    06/01/06............................     205,000      158,363
  Lam Research Corp. 5.000%, 09/01/02...     686,000      696,290
  NVIDIA Corp. 4.750%, 10/15/07.........   1,750,000    1,616,563
                                                      -----------
                                                       10,928,421
                                                      -----------
MACHINERY -- DIVERSIFIED -- 1.3%
  Brooks Automation, Inc. 144A 4.750%,
    06/01/08............................   1,664,000    1,212,640
                                                      -----------
MEDICAL -- HMO -- 1.6%
  Wellpoint Health Networks 0.000%,
    07/02/19............................   1,752,000    1,449,780
                                                      -----------
MEDICAL -- HOSPITALS -- 1.6%
  Universal Health Services, Inc.
    0.426%, 06/23/20....................   2,392,000    1,506,960
                                                      -----------
MEDICAL -- WHOLESALE DRUG DISTRIBUTION -- 1.8%
  AmeriSource Health Corp. 5.000%,
    12/01/07............................   1,055,000    1,632,613
                                                      -----------
MULTIMEDIA -- 1.2%
  AOL Time Warner, Inc. 0.000%,
    12/06/19............................   2,025,000    1,085,906
                                                      -----------
OIL & GAS EXPLORATION -- 1.3%
  Devon Energy Corp. 0.000%, 06/27/20...   2,678,000    1,228,533
                                                      -----------
OIL & GAS SERVICES -- 1.2%
  Hanover Compressor Co. 4.750%,
    03/15/08............................   1,246,000    1,077,790
                                                      -----------
PRINTING -- COMMERCIAL -- 1.0%
  World Color Press, Inc. 6.000%,
    10/01/07............................     864,000      925,560
                                                      -----------
REAL ESTATE -- 0.5%
  EOP Operating LP 7.250%, 11/15/08.....     401,000      431,576
                                                      -----------
RETAIL -- APPAREL/SHOE -- 1.6%
  Venator Group, Inc. 144A 5.500%,
    06/01/08............................   1,263,000    1,504,549
                                                      -----------
RETAIL -- BOOKSTORE -- 2.0%
  Barnes & Noble, Inc. 5.250%,
    03/15/09............................   1,389,000    1,814,381
                                                      -----------
RETAIL -- BUILDING PRODUCTS -- 1.7%
  Lowe's Cos., Inc. 144A 0.000%,
    02/16/21............................   2,294,000    1,551,318
                                                      -----------
RETAIL -- DEPARTMENT STORES -- 0.9%
  Kohl's Corp. 144A 0.000%, 06/12/20....   1,365,000      800,231
                                                      -----------
RETAIL -- FOOD -- 2.0%
  Fleming Cos., Inc. 5.250%, 03/15/09...   1,605,000    1,873,838
                                                      -----------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CONVERTIBLE FUND

                                            NUMBER
                                          OF SHARES      VALUE
-----------------------------------------------------------------
CONVERTIBLE CORPORATE BOND (Continued)
-----------------------------------------------------------------
RETAIL -- OFFICE SUPPLIES -- 1.6%
  School Specialty, Inc. 144A 6.000%,
    08/01/08............................   1,312,000  $ 1,502,240
                                                      -----------
STEEL PIPE & TUBE -- 1.5%
  Shaw Group, Inc. 0.000%, 05/01/21.....   2,555,000    1,386,088
                                                      -----------
TELECOMMUNICATIONS -- 1.0%
  Nextel Communications, Inc. 4.750%,
    07/01/07............................   1,431,000      901,530
                                                      -----------
THERAPEUTICS -- 1.8%
  Gilead Sciences, Inc. 5.000%,
    12/15/07............................   1,239,000    1,666,455
                                                      -----------
WASTE DISPOSAL -- 0.8%
  Waste Connections, Inc. 144A 5.500%,
    04/15/06............................     734,000      770,700
                                                      -----------
WIRELESS EQUIPMENT -- 1.4%
  RF Micro Devices, Inc. 3.750%,
    08/15/05............................   1,749,000    1,337,985
                                                      -----------
TOTAL CONVERTIBLE CORPORATE BONDS
  (Cost: $72,450,090)...............................   65,179,032
                                                      -----------
-----------------------------------------------------------------
CONVERTIBLE PREFERRED STOCK -- 24.0%
-----------------------------------------------------------------
AEROSPACE/DEFENSE -- 1.5%
  Raytheon Co. 8.250%...................      23,916    1,437,352
                                                      -----------
BROADCASTING -- 1.0%
  Entercom Communications Capital Trust
    6.250%..............................      20,206      916,847
                                                      -----------
COMMERCIAL BANKING -- 3.1%
  CNB Capital Trust 6.000%..............      41,673    1,630,248
  Sovereign Capital Trust 7.500%........      21,365    1,244,511
                                                      -----------
                                                        2,874,759
                                                      -----------
CONTAINERS -- PAPER/PLASTIC -- 1.4%
  Sealed Air Corp.......................      33,843    1,336,799
                                                      -----------
DIVERSIFIED FINANCIAL SERVICES -- 1.9%
  Washington Mutual Capital Trust
    5.375%..............................      31,586    1,753,023
                                                      -----------
DRUGS/PHARMACEUTICALS -- 1.6%
  Biovail Corp. 6.750%..................      18,403    1,509,046
                                                      -----------
ELECTRIC -- 2.5%
  Calpine Capital Trust 5.500%..........      16,970      939,432
  TXU Corp. 9.250%......................      52,073    1,352,857
                                                      -----------
                                                        2,292,289
                                                      -----------

                                            NUMBER
                                          OF SHARES      VALUE
-----------------------------------------------------------------
ENERGY -- 3.8%
  Duke Energy Corp. 8.250%..............      56,809  $ 1,494,077
  Kinder Morgan, Inc. 8.250%............      21,541    1,354,713
  Mirant Trust I 6.250%.................      12,670      677,845
                                                      -----------
                                                        3,526,635
                                                      -----------
FOOD -- 1.3%
  Suiza Capital Trust 5.500%............      25,288    1,172,731
                                                      -----------
INVESTMENT COMPANY -- 1.8%
  Express Scripts Automatic Exchange
    Securities Trust....................      16,092    1,640,378
                                                      -----------
MEDICAL -- SERVICES -- 3.3%
  Caremark Rx Capital Trust 7.000%,.....      13,847    1,594,136
  McKesson Corp. 5.000%.................      26,825    1,482,081
                                                      -----------
                                                        3,076,217
                                                      -----------
RENTAL AUTO/EQUIPMENT -- 0.6%
  United Rentals, Inc. 6.500%...........      19,693      593,252
                                                      -----------
TELECOMMUNICATIONS -- 0.2%
  DECS Trust V 7.250%...................      19,541      187,105
                                                      -----------
TOTAL CONVERTIBLE PREFERRED STOCK
  (Cost: $23,063,827)...............................   22,316,433
                                                      -----------
-----------------------------------------------------------------
COMMON STOCK -- 0.0%
-----------------------------------------------------------------
NETWORKING PRODUCTS -- 0.0%
  Cisco Systems, Inc....................           2           24
                                                      -----------
TOTAL COMMON STOCK
  (Cost: $109)......................................           24
                                                      -----------
                                          PRINCIPAL
                                            AMOUNT
-----------------------------------------------------------------
TIME DEPOSIT -- 7.4%
-----------------------------------------------------------------
  Wachovia Bank
    2.660%, 10/01/01
    (Cost: $6,828,576)..................  $6,828,576    6,828,576
                                                      -----------

TOTAL INVESTMENTS -- 101.7%                           94,324,065
  (Cost: $102,342,602)............................
LIABILITIES IN EXCESS OF OTHER ASSETS -- (1.7%)...    (1,559,270)
                                                     -----------
NET ASSETS -- 100.0%..............................   $92,764,795
                                                     -----------
                                                     -----------
---------------

* Non-income producing securities

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

HIGH QUALITY BOND FUND INSTITUTIONAL SHARES
------------------------------------------------------------------------

  MANAGEMENT TEAM: CRITERION INVESTMENT MANAGEMENT, SUB ADVISERS: FRED S. ROBERTSON, III, CHIEF INVESTMENT OFFICER, FIXED INCOME; JAMES E. KELLERMAN, Portfolio Manager; MALCOM S. DAY, CFA, Portfolio Manager.

  GOAL: The High Quality Bond Fund seeks to maximize long-term total return from a portfolio utilizing multiple sectors of the bond market including a broad range of investment-grade issues, as well as, on an opportunistic basis, developed country non-Dollar bonds and below-investment grade corporate issues.

  MARKET OVERVIEW: During the six months ended September 30, 2001, US bond prices rose against a backdrop of sluggish economic growth and aggressive monetary easing.

  A steep decline in business capital spending -- especially technology -- left first and second quarter 2001 GDP growth up a slim 1.3% and 0.3%, respectively. While falling interest rates, low unemployment and tax rebates sustained consumer spending through early September, the terrorist attacks shook consumer confidence. In response, the Federal Reserve accelerated already easy monetary policy, pumping large amounts of liquidity into the financial system and cutting interest rates on September 17. All told, the Fed lowered interest rates a total of 3.5% on eight separate occasions between January 1 and September 30.

  The yield curve steepened dramatically this period. In addition to the downward pressure on short rates, longer rates trended higher. Longer rates rose on expectations of an increase in the issuance of Treasury securities and a dwindling budget surplus -- consequences of a weaker economy and the need to fund disaster recovery and military efforts. Overall, the bond market performed well in this environment, although economic uncertainty hurt credit-sensitive issues.

  PERFORMANCE: The Fund posted a 2.4% gain from April 1 through September 30, 2001 versus the Lehman Aggregate Bond Index, which rose 5.2%.

  PORTFOLIO SPECIFICS: Underperformance this period was largely due to the impact of the terrorist strikes on the Fund's corporate bond holdings. Immediately prior to September 11, we believed that the economy was close to a trough, with leading indicators pointing to an upturn in GDP growth by year-end. Corporate bonds were attractive investments given their wide yield spreads and prospects that spreads would narrow with the impending economic recovery. As a result, the Fund was overweight in high-grade corporate bonds and had a significant opportunistic weighting in high-yield issues. Following the attacks, however, yield spreads widened further amid extreme illiquidity and fears of recession. This negatively impacted the Fund's relative performance.

  MARKET OUTLOOK: Expectations of further monetary and fiscal stimulus, such as additional tax cuts, bode well for the US economy and fixed income markets. We are particularly positive on our outlook for high-grade and high-yield corporate bonds due to:

  - Current wide yield spreads, which should contract as the economy improves

  - Likelihood of downward price pressure on Treasuries as the government issues more securities

  Because we believe that corporate bonds offer the best risk/reward outlook, the Fund remains overweight in corporates and underweight in Treasuries and mortgages.

--------------------------------------------------------------------------------

HIGH QUALITY BOND FUND INSTITUTIONAL SHARES -- UNAUDITED
------------------------------------------------------------------------
COMPARISON OF CHANGE IN VALUE OF A $250,000 INVESTMENT IN HIGH QUALITY BOND FUND INSTITUTIONAL SHARES WITH THE LEHMAN AGGREGATE BOND INDEX.

              ANNUALIZED TOTAL RETURNS
                   As of 9/30/01            SINCE
  1 YEAR              5 YEARS             INCEPTION
  10.30%            7.40%                   7.39%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

         HIGH QUALITY BOND FUND  LEHMAN AGGREGATE
          INSTITUTIONAL SHARES      BOND INDEX
8/31/95                $250,000          $250,000
9/95                   $257,840          $252,425
10/95                  $262,060          $255,707
11/95                  $267,084          $259,542
12/95                  $272,016          $263,176
1/96                   $271,811          $264,913
2/96                   $265,457          $260,303
3/96                   $263,735          $258,481
4/96                   $262,283          $257,034
5/96                   $261,661          $256,520
6/96                   $264,958          $259,957
7/96                   $265,801          $260,659
8/96                   $264,747          $260,216
9/96                   $269,992          $264,743
10/96                  $275,787          $270,621
11/96                  $280,723          $275,248
12/96                  $278,233          $272,688
1/97                   $278,233          $273,534
2/97                   $280,200          $274,218
3/97                   $276,856          $271,174
4/97                   $280,610          $275,241
5/97                   $283,480          $277,856
6/97                   $287,277          $281,163
7/97                   $294,701          $288,754
8/97                   $291,551          $286,300
9/97                   $296,748          $290,537
10/97                  $300,397          $294,750
11/97                  $302,031          $296,106
12/97                  $304,717          $299,096
1/98                   $309,331          $302,925
2/98                   $310,085          $302,682
3/98                   $311,742          $303,711
4/98                   $312,908          $305,291
5/98                   $315,755          $308,191
6/98                   $317,199          $310,811
7/98                   $318,039          $311,463
8/98                   $319,870          $316,540
9/98                   $326,463          $323,947
10/98                  $322,323          $322,230
11/98                  $328,623          $324,067
12/98                  $330,743          $325,039
1/99                   $334,220          $327,347
2/99                   $328,273          $321,618
3/99                   $330,865          $323,387
4/99                   $333,285          $324,422
5/99                   $329,617          $321,567
6/99                   $327,585          $320,538
7/99                   $325,469          $319,192
8/99                   $323,883          $319,032
9/99                   $328,069          $322,733
10/99                  $329,145          $323,927
11/99                  $330,489          $323,895
12/99                  $329,768          $322,340
1/00                   $328,675          $321,276
2/00                   $332,229          $325,164
3/00                   $336,231          $329,456
4/00                   $334,008          $328,501
5/00                   $333,452          $328,336
6/00                   $339,844          $335,166
7/00                   $342,672          $338,216
8/00                   $348,326          $343,120
9/00                   $349,704          $345,282
10/00                  $349,704          $347,560
11/00                  $354,885          $353,260
12/00                  $365,037          $359,831
1/01                   $373,224          $365,696
2/01                   $376,731          $368,878
3/01                   $376,734          $370,722
4/01                   $374,958          $369,165
5/01                   $378,509          $371,380
6/01                   $378,255          $372,792
7/01                   $384,264          $381,142
8/01                   $388,771          $385,525
9/30/01                $385,725          $389,997

The graph above shows the value of a hypothetical $250,000 investment in the Fund's Class I shares compared with the Lehman Aggregate Bond Index for the periods indicated. The Fund's Class I shares calculate their performance based upon the historical performance of their corresponding series of Nicholas-Applegate Mutual Funds (renamed Pilgrim Mutual Funds), adjusted to reflect all fees and expenses applicable to the Fund's Class I shares. The Nicholas-Applegate Institutional Funds' Class I shares were first available on May 7, 1999. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Absent expense limitations, total returns would have been slightly lower. The total returns shown above do not show the effects of income taxes on an individual's investment. In most cases, taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. Past performance cannot guarantee future results.

The unmanaged Lehman Aggregate Bond Index consists of securities from the Lehman Brothers Government/ Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index. The unmanaged Index differs from the Fund in composition, does not pay management fees or expenses and includes reinvested income and dividends. One cannot invest directly in an index.

Bond prices, and thus the Fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions. You may have a gain or loss when you sell your shares.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 2001 -- UNAUDITED
------------------------------------------------------------------------

HIGH QUALITY BOND FUND

                                          PRINCIPAL
                                            AMOUNT       VALUE
-----------------------------------------------------------------
CORPORATE BOND -- 37.4%
-----------------------------------------------------------------
AEROSPACE/DEFENSE -- 0.5%
  Rockwell International Corp.
    6.750%, 09/15/02....................  $  250,000  $   257,545
                                                      -----------
AGRICULTURAL OPERATIONS -- 0.9%
  Cargill, Inc. 144A
    6.250%, 05/01/06....................     180,000      187,601
  IMC Global, Inc. 144A
    10.875%, 06/01/08...................      25,000       24,750
  IMC Global, Inc.
    7.400%, 11/01/02....................     310,000      299,004
                                                      -----------
                                                          511,355
                                                      -----------
AIRLINES -- 4.4%
  Air 2 Us 144A
    8.027% 10/01/20.....................     237,728      255,510
  America West Airlines
    8.057% 07/02/20.....................     166,542      173,445
  Continental Airlines, Inc.
    7.707%, 04/02/21....................     270,000      261,295
  Delta Air Lines
    7.570% 11/18/10.....................     320,000      326,496
  Northwest Airlines, Inc.
    7.041%, 04/01/22....................     375,000      354,135
  United Air Lines, Inc.
    6.201%, 09/01/08....................     130,000      118,700
  United Air Lines, Inc.
    7.186%, 04/01/11....................     340,000      324,970
  US Air, Inc.
    7.076%, 03/20/21....................      89,844       86,816
  US Air, Inc.
    7.890%, 03/01/19....................     455,894      474,653
                                                      -----------
                                                        2,376,020
                                                      -----------
AUTOMOBILE MANUFACTURER -- 0.1%
  Delco Remy International 144A
    11.000%, 05/01/09...................      60,000       59,700
                                                      -----------
BANKING -- 0.4%
  Wachovia Corp.
    6.250%, 08/04/08....................     200,000      204,142
                                                      -----------
BEVERAGES -- ALCOHOLIC -- 0.4%
  Anheuser Busch
    5.125%, 10/01/08....................     250,000      248,065
                                                      -----------
BROADCASTING -- 1.9%
  Charter Community Holdings LLC
    10.250%, 01/15/10...................     295,000      283,200
  Charter Community Holdings LLC
    8.250%, 04/01/07....................     230,000      207,000
  Clear Channel Communications
    6.875%, 06/15/18....................      90,000       82,561
  MediaCom LLC 144A
    9.500%, 01/15/13....................     250,000      247,500
  Viacom, Inc.
    7.875%, 07/30/30....................     200,000      211,000
                                                      -----------
                                                        1,031,261
                                                      -----------
                                          PRINCIPAL
                                            AMOUNT       VALUE
-----------------------------------------------------------------

CHEMICALS -- 1.4%
  International Flavors &
    Fragrance, Inc. 144A
    6.450%, 05/15/06....................  $  150,000  $   156,225
  International Specialty
    Products, Inc.
    9.000%, 10/15/03#...................     305,000      295,850
  ISP Chemco, Inc. 144A
    10.250%, 07/01/11...................     160,000      153,600
  NL Industries, Inc.
    11.750%, 10/15/03...................     174,000      173,130
                                                      -----------
                                                          778,805
                                                      -----------
COMPUTERS -- 0.4%
  IBM Corp.
    5.400%, 10/01/08....................     225,000      225,594
                                                      -----------
CONSTRUCTION PRODUCTS -- 0.4%
  Associated Materials, Inc.
    9.250%, 03/01/08....................     200,000      200,000
                                                      -----------
DIVERSIFIED FINANCIAL SERVICES -- 5.2%
  ACME Intermediate Holdings Cl. B
    0.000% (until 09/30/02, thereafter
    12.000% to maturity), 09/30/05#.....     100,000       65,000
  Capital One Bank
    8.250%, 06/15/05....................     100,000      104,687
  CIT Group, Inc.
    7.625%, 08/16/05....................     115,000      124,479
  Countrywide Home Loan
    5.500%, 08/1/06.....................     200,000      202,302
  Credit Suisse
    5.875%, 08/01/06....................     275,000      283,041
  Discover Card Master Trust
    5.600%, 05/15/06....................     250,000      259,295
  Ford Motor Credit Co.
    6.875%, 02/01/06....................     150,000      154,684
  General Electric Capital Corp.
    7.375%, 01/19/10....................     175,000      197,381
  General Motors Acceptance Corp.
    7.750%, 01/19/10....................     175,000      184,623
  Household Finance Corp.
    5.875%, 02/01/09....................     175,000      170,870
  Household Finance Corp.
    6.400%, 06/17/08....................      30,000       30,622
  KeyCorp
    6.750%, 03/15/06....................     140,000      147,203
  Merrill Lynch & Co., Inc.
    6.130%, 05/16/06....................     300,000      314,712
  Paine Webber Group, Inc.
    6.670%, 02/03/04....................     400,000      424,268
  Verizon Global 144A
    7.250%, 12/01/10....................     150,000      162,231
                                                      -----------
                                                        2,825,398
                                                      -----------
DIVERSIFIED MANUFACTURING -- 0.4%
  Cooper Industries, Inc.
    5.880%, 02/20/03....................     200,000      205,368
                                                      -----------
DRILLING SERVICES -- 0.7%
  Parker Drilling Co.
    9.750%, 11/15/06....................     400,000      366,000
                                                      -----------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HIGH QUALITY BOND FUND

                                          PRINCIPAL
                                            AMOUNT       VALUE
-----------------------------------------------------------------
CORPORATE BOND (Continued)
-----------------------------------------------------------------
DRILLING SERVICES (CONTINUED)
ELECTRIC -- 1.5%
  American Electric Power
    6.125%, 05/15/06....................  $  235,000  $   242,917
  Dominion Resources, Inc.
    8.125%, 06/15/10....................     130,000      146,522
  Nisource Finance Corp.
    7.625%, 11/15/05....................      80,000       86,974
  Progress Energy
    6.750%, 03/01/06....................      90,000       95,645
  PSEG Power 144A
    8.625%, 04/15/31....................     200,000      226,273
                                                      -----------
                                                          798,331
                                                      -----------
FOOD -- RETAIL -- 0.5%
  Kroger Co.
    7.500%, 04/01/31....................     250,000      258,955
                                                      -----------
HOTELS -- GAMING -- 0.8%
  Harrahs Operating Co.
    7.500%, 01/15/09....................     120,000      115,062
  Hollywood Casino Corp.
    11.250%, 05/01/07...................     110,000      111,100
  Mirage Resorts
    6.750%, 08/01/07....................     200,000      181,935
                                                      -----------
                                                          408,097
                                                      -----------
INSURANCE -- 1.1%
  Hartford Life, Inc.
    7.650%, 06/15/27....................     135,000      140,184
  Lumbermens Mutual Casualty 144A
    8.300%, 12/01/37....................      60,000       47,119
  Protective Life 144A
    5.875%, 08/15/06....................     160,000      164,688
  Travelers Property Casualty, Inc.
    6.750%, 11/15/06....................     240,000      259,402
                                                      -----------
                                                          611,393
                                                      -----------
MACHINERY & EQUIPMENT -- 0.7%
  Flowserve Corp.
    12.250%, 08/15/10...................     380,000      393,300
                                                      -----------
MEDIA -- 0.3%
  Time Warner, Inc.
    7.250%, 10/15/17....................     180,000      177,537
                                                      -----------
MEDICAL -- DRUGS -- 0.2%
  Warner Chillcott, Inc.
    12.625%, 02/15/08...................     100,000      106,000
                                                      -----------
MEDICAL/HOSPITAL -- 0.1%
  Iasis Healthcare Corp.
    13.000%, 10/15/09...................      80,000       78,400
                                                      -----------
METALS -- DIVERSIFIED -- 0.9%
  Metals USA, Inc.
    8.625%, 02/15/08#...................     480,000      326,400
                                          PRINCIPAL
                                            AMOUNT       VALUE
-----------------------------------------------------------------

METALS -- DIVERSIFIED (CONTINUED)
  Scotia Pacific Co. LLC
    6.550%, 07/20/28....................  $  142,262  $   140,839
                                                      -----------
                                                          467,239
                                                      -----------
MISCELLANEOUS MANUFACTURING -- 0.7%
  International Wire Group
    11.750%, 06/01/05...................     320,000      288,000
  International Wire Group
    11.750%, 06/01/05...................     125,000      112,500
                                                      -----------
                                                          400,500
                                                      -----------
MONEY CENTER BANKS -- 0.1%
  Bank of America Corp.
    7.800%, 02/15/10....................      50,000       55,716
                                                      -----------
OIL & GAS DRILLING -- 0.8%
  R&B Falcon Corp.
    6.750%, 04/15/05....................     400,000      414,668
                                                      -----------
OIL & GAS EXPLORATION -- 0.1%
  Murphy Oil Corp.
    7.050%, 05/01/29....................      30,000       29,409
                                                      -----------
OIL & GAS MACHINERY -- 0.4%
  Grant Prideco, Inc. 144A
    9.625%, 12/01/07....................     210,000      196,350
                                                      -----------
OIL & GAS PRODUCERS -- 2.0%
  Chesapeake Energy Corp.
    8.125%, 04/1/11.....................     150,000      141,000
  Conoco, Inc.
    6.950%, 04/15/29....................     175,000      165,498
  Phillips Petroleum Co.
    6.650%, 07/15/18....................     250,000      237,508
  Tesoro Petroleum Corp. 144A
    9.000%, 07/01/08....................     150,000      139,500
  Yosemite 144A
    8.250%, 11/15/04....................     370,000      390,901
                                                      -----------
                                                        1,074,407
                                                      -----------
PAPER & RELATED PRODUCTS -- 0.1%
  Westvaco Corp.
    8.200%, 01/15/30....................      60,000       60,302
                                                      -----------
PIPELINES -- 0.3%
  Williams Cos.
    7.500%, 01/15/31....................     175,000      166,903
                                                      -----------
PUBLISHING -- 0.1%
  Hollinger International Publishing
    9.250%, 03/15/07....................      60,000       55,200
                                                      -----------
REGIONAL/COMMERCIAL BANKS -- 0.8%
  Bank One Corp.
    6.875%, 08/01/06....................     200,000      214,470
  National City Corp.
    5.750%, 02/01/09....................     250,000      244,147
                                                      -----------
                                                          458,617
                                                      -----------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                          PRINCIPAL
                                            AMOUNT       VALUE
-----------------------------------------------------------------
CORPORATE BOND (Continued)
-----------------------------------------------------------------
RETAIL -- BUILDING PRODUCTS -- 0.3%
  Lowe's Cos., Inc.
    7.5000%, 12/15/05...................  $  175,000  $   190,743
                                                      -----------
RETAIL -- HOTELS -- 0.3%
  MeriStar Hospitality Corp. 144A
    9.000%, 01/15/08....................     200,000      162,000
                                                      -----------
TELECOMMUNICATIONS -- 7.7%
  Ameritech Capital Funding
    6.150%, 01/15/08....................     250,000      257,815
  Ameritech Capital Funding
    6.450%, 01/15/18....................     180,000      171,873
  AT & T Wireless
    8.750%, 03/01/31....................     225,000      247,885
  Cox Communications, Inc.
    6.850%, 01/15/18....................     250,000      236,950
  Crown International Corp.
    9.375%, 08/01/11....................     135,000      116,100
  Intermedia Communications, Inc.
    12.500%, 05/15/06...................     115,000      122,188
  NTL, Inc.
    0.000% (until 02/01/01 thereafter
    11.500% to maturity), 02/01/06......     355,000      184,600
  NTL, Inc.
    10.000%, 02/15/07...................     150,000       72,000
  Olympus Communications Corp.
    10.625%, 11/15/06...................     460,000      441,600
  Qwest Capital Funding
    7.900%, 08/15/10....................     160,000      170,888
  SBC Communications, Inc.
    5.750%, 05/02/06....................     575,000      596,218
  Sprint Capital Corp.
    6.125%, 11/15/08....................     150,000      146,390
  Sprint Capital Corp.
    6.875%, 11/15/28....................     200,000      179,340
  Sprint Capital Corp.
    6.900%, 05/01/19....................      90,000       82,755
  TeleCorp PCS, Inc.
    0.000% (until 04/15/04 thereafter
    11.625% to maturity), 04/15/09......     120,000       69,600
  TeleCorp PCS, Inc.
    10.625%, 07/15/10...................     180,000      158,400
  Tritel PCS, Inc.
    0.000% (until 05/15/04 thereafter
    12.750% to maturity), 05/15/09......     710,000      394,050
  Triton PCS, Inc.
    0.000% (until 05/01/03 thereafter
    11.000% to maturity), 05/01/08......     430,000      360,125
  Western Wireless Corp.
    10.500%, 02/01/07...................      60,000       61,500
  Western Wireless Corp.
    10.500%, 06/01/06...................      20,000       20,500
  Worldcom, Inc.
    6.500%, 05/15/04....................     100,000      102,739
                                                      -----------
                                                        4,193,516
                                                      -----------
                                          PRINCIPAL
                                            AMOUNT       VALUE
-----------------------------------------------------------------

TELECOMMUNICATIONS SERVICES -- 0.5%
  Bellsouth Telecommunications, Inc.
    6.500%, 06/15/05....................  $  250,000  $   267,245
                                                      -----------
TOTAL CORPORATE BOND
  (Cost: $20,471,183)...............................
                                                       20,314,081
                                                      -----------
-----------------------------------------------------------------
AGENCY OBLIGATIONS -- 30.9%
-----------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORPORATION -- 28.8%
  Fannie Mae
    6.000%, 05/15/11....................   3,925,000    4,131,691
  Pool #577941
    6.000%, 04/01/16....................     711,098      722,653
  Pool #578768
    6.000%, 05/01/16....................     336,820      342,293
  Pool #G10405
    6.500%, 11/01/10....................      97,926      101,444
  Pool #568434
    6.500%, 03/01/16....................     335,788      345,862
  Pool #581967
    6.500%, 08/01/16....................   2,034,688    2,095,728
  Fannie Mae
    7.000%, 07/15/05....................   2,050,000    2,262,052
  Pool #573919
    7.000%, 03/01/16....................     281,130      292,198
  Pool #596594
    7.000%, 07/01/31....................     653,240      675,489
  Pool #G10965
    7.500%, 10/01/14....................     131,510      137,838
  Pool #373916
    7.500%, 12/01/22....................      73,953       77,327
  Pool #570589
    7.500%, 02/01/31....................     319,742      332,330
  Pool #253356
    8.000%, 07/01/30....................   1,662,166    1,742,149
  Pool #380032
    10.000%, 10/01/03...................       7,287        7,635
  Freddie Mac Discount Note
    3.000%, 09/28/01....................   2,400,000    2,400,000
                                                      -----------
                                                       15,666,689
                                                      -----------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 2.1%
  Pool #002562
    6.000%, 03/20/28....................     194,221      194,283
  Pool #410215
    7.500%, 12/15/25....................     130,859      137,279
  Pool #436164
    7.500%, 01/15/28....................     274,833      286,860
  Pool #458876
    7.500%, 04/15/28....................     275,857      287,929
  Pool #537967
    8.000%, 07/15/30....................     222,005      233,261
  Pool #299705
    8.500%, 02/15/21....................       1,720        1,857
  Pool #064054
    11.500%, 02/15/13...................         186          213

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HIGH QUALITY BOND FUND

                                          PRINCIPAL
                                            AMOUNT       VALUE
-----------------------------------------------------------------
AGENCY OBLIGATIONS (Continued)
-----------------------------------------------------------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (CONTINUED)
  Pool #68958
    11.500%, 07/15/13...................  $      597  $       683
                                                      -----------
                                                        1,142,365
                                                      -----------
TOTAL AGENCY OBLIGATIONS
  (Cost: $16,549,434)...............................
                                                       16,809,054
                                                      -----------
-----------------------------------------------------------------
US TREASURY OBLIGATIONS -- 13.8%
-----------------------------------------------------------------
US TREASURY BONDS -- 6.1%
  6.000%, 02/15/26......................   1,025,000    1,094,669
  8.125%, 08/15/19......................     500,000      656,795
  8.500%, 02/15/20......................   1,160,000    1,577,329
                                                      -----------
                                                        3,328,793
                                                      -----------
US TREASURY NOTES -- 6.4%
  5.000%, 08/15/11......................     430,000      444,177
  6.250%, 02/28/02......................     225,000      228,551
  6.500%, 10/15/06......................   2,500,000    2,782,800
                                                      -----------
                                                        3,455,528
                                                      -----------
US TREASURY STRIPS -- 1.3%
  5.650%, 02/15/15......................   1,475,000      715,847
                                                      -----------
TOTAL US TREASURY OBLIGATIONS
  (Cost: $7,299,001)................................
                                                        7,500,168
                                                      -----------
-----------------------------------------------------------------
FOREIGN GOVERNMENT BOND -- 9.7%
-----------------------------------------------------------------
GERMANY -- 4.9%
  Deutschland Republic
    6.000%, 01/04/07....................   2,725,000    2,694,832
                                                      -----------
ITALY -- 4.8%
  Republic Of Italy Buoni
    5.250%, 12/15/05....................   2,750,000    2,608,860
                                                      -----------
TOTAL FOREIGN GOVERNMENT BOND
  (Cost: $5,063,287)................................
                                                        5,303,692
                                                      -----------
-----------------------------------------------------------------
FOREIGN CORPORATE BOND -- 5.9%
-----------------------------------------------------------------
BROADCASTING -- 0.3%
  ONO Finance PLC
    13.000%, 05/01/09...................     320,000      192,000
                                                      -----------
BUILDING PRODUCTS -- 0.5%
  Celulosa Arauco
    7.750%, 09/13/11....................     150,000      149,085
  Celulosa Arauco
    8.625%, 08/15/10....................     100,000      105,456
                                                      -----------
                                                          254,541
                                                      -----------
DIVERSIFIED FINANCIAL SERVICES -- 1.1%
  Cerro Negro Finance, Ltd. 144A
    7.330%, 12/01/09....................     165,000      155,730
                                          PRINCIPAL
                                            AMOUNT       VALUE
-----------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES (CONTINUED)
  Pemex Finance, Ltd.
    6.300%, 05/15/10....................  $  170,000  $   174,796
  Pemex Project 144A
    9.125%, 10/13/10....................     240,000      241,339
                                                      -----------
                                                          571,865
                                                      -----------
ELECTRIC -- 0.5%
  Calpine Canada
    8.500%, 05/01/08....................      80,000       78,115
  Chilgener S.A.
    6.500%, 01/15/06....................     120,000      114,848
  Empresa Nacional de Electricidad S.A.
    8.125%, 02/01/97....................     120,000       93,000
                                                      -----------
                                                          285,963
                                                      -----------
INSURANCE -- 0.8%
  Axa
    8.600%, 12/15/30....................     225,000      243,772
  Royal & Sun Alliance Insurance Group
    PLC
    8.950%, 10/15/29....................     175,000      189,009
                                                      -----------
                                                          432,781
                                                      -----------
INVESTMENT COMPANY -- 0.4%
  Hollinger Participation 144A
    12.125%, 11/15/10...................     280,000      226,800
                                                      -----------
INVESTMENT MANAGEMENT -- 0.2%
  Amvescap PLC 144A
    6.600%, 05/15/05....................     110,000      115,227
                                                      -----------
PUBLISHING -- 0.5%
  Canwest Media, Inc. 144A
    10.625%, 05/15/11...................     270,000      265,950
                                                      -----------
TELECOMMUNICATIONS -- 0.8%
  France Telecom 144A
    7.200%, 03/01/06....................     275,000      292,487
  Global Crossing Holdings, Ltd.
    9.625%, 05/15/08....................     150,000       64,500
  Telewest Fin Reg S
    6.000%, 07/07/05....................     150,000       79,500
                                                      -----------
                                                          436,487
                                                      -----------
TELECOMMUNICATIONS SERVICES -- 0.8%
  Asia Global Crossing
    13.375%, 10/15/10...................      20,000       10,800
  Energis PLC
    9.750%, 06/15/09....................     480,000      278,400
  Teleglobe, Inc.
    7.200%, 07/20/09....................     130,000      134,749
                                                      -----------
                                                          423,949
                                                      -----------
TOTAL FOREIGN CORPORATE BOND
  (Cost: $3,597,242)................................
                                                        3,205,563
                                                      -----------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                          PRINCIPAL
                                            AMOUNT       VALUE
-----------------------------------------------------------------
COMMERCIAL PAPER -- 4.5%
-----------------------------------------------------------------
UTILITIES -- 4.5%
  Washington Gas
    3.500%, 10/01/01
    (Cost: $2,453,284)..................  $2,454,000  $ 2,453,284
                                                      -----------
-----------------------------------------------------------------
CMO'S AND ASSET-BACKED SECURITIES -- 1.4%
-----------------------------------------------------------------
MORTGAGE -- COMMERCIAL -- 1.4%
  Global Franchise Trust 1998 A1
    6.349%, 04/10/04....................     157,760      158,506
  GMAC
    6.750%, 01/15/06....................     250,000      257,045
  GMAC
    7.250%, 03/02/11....................      60,000       61,097
  Residential Funding Mortgage 1995 A4
    8.000%, 04/25/10....................     272,944      284,970
                                                      -----------
                                                          761,618
                                                      -----------
TOTAL CMO'S AND ASSET-BACKED SECURITIES
  (Cost: $749,104)..................................
                                                          761,618
                                                      -----------
                                          PRINCIPAL
                                            AMOUNT       VALUE
-----------------------------------------------------------------

PREFERRED STOCK -- 0.1%
-----------------------------------------------------------------
TELECOMMUNICATIONS
  Broadwing Communications Ser B
    12.500%, 08/15/09
    (Cost: $89,775).....................  $   90,000  $    79,200
                                                      -----------
-----------------------------------------------------------------
TIME DEPOSIT -- 6.8%
-----------------------------------------------------------------
  Bank One Grand Cayman
    2.660%, 10/01/01
    (Cost: $3,702,497)..................  $3,702,497    3,702,497
                                                      -----------

TOTAL INVESTMENTS -- 110.5%
  (Cost: $59,974,807).............................    60,129,157
LIABILITIES IN EXCESS OF OTHER ASSETS --
  (10.5%).........................................    (5,736,030)
                                                     -----------
NET ASSETS -- 100.0%..............................   $54,393,127
                                                     -----------
                                                     -----------
---------------

  #  Illiquid Security

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

HIGH YIELD BOND FUND INSTITUTIONAL SHARES
------------------------------------------------------------------------

  MANAGEMENT TEAM: DOUGLAS G. FORSYTH, CFA, Lead Portfolio Manager; WILLIAM STICKNEY, Portfolio Manager; MICHAEL E. YEE, Portfolio Manager; JUSTIN KASS, Investment Analyst; ELIZABETH LEMESEVSKI, Investment Analyst

  CHIEF INVESTMENT OFFICER: CATHERINE SOMHEGYI NICHOLAS

  GOAL: The High Yield Bond Fund seeks to deliver total return via high current income and long-term capital appreciation from a diversified portfolio consisting primarily of lower-rated US corporate fixed income securities.

  MARKET OVERVIEW: While market liquidity improved during the six months ended September 30, 2001, high yield bond prices were unable to escape the negative effects of:

  - Sluggish global GDP growth and the ensuing deterioration in corporate operating results

  - Investors' increased aversion to risk amid economic uncertainty, a sharp downturn in wire line telecommunications bond prices, and weak equity markets

  Events of September 11 exacerbated already difficult conditions. To encourage investors and stimulate growth, the Federal Reserve cut interest rates by 50 basis points on September 17 and injected massive liquidity into the financial system. During the first nine months of 2001, the Fed lowered interest rates a total of 3.5% on eight separate occasions. At the end of the period, the yield curve was at its steepest slope since 1960.

  Despite trading lower, high yield bonds did well versus equities. The Salomon Smith Barney High Yield Index lost 6.7% this period versus the S&P 500 Stock Index and tech-laden Nasdaq Composite, which dropped 9.7% and 18.4%, respectively.

  PERFORMANCE: During the six months ended September 30, 2001, the Fund lost 6.8% versus the Salomon Smith Barney High Yield Index, down 6.7% and the Lipper High Yield Bond Average, off 9.1%. During the three years ended September 30, 2001, the Fund rose 2.3% on a cumulative basis versus the Salomon Smith Barney High Yield Index and the Lipper High Yield Bond Average, down 1.7% and 8.4%, respectively.

  PORTFOLIO SPECIFICS: As a result of our bottom-up credit analysis, throughout the period the Fund's holdings reflected diminishing expectations for GDP and profit growth. Even prior to the terrorist attacks, the Fund did not have significant exposure to travel, hotel and leisure/gaming firms due to the lack of earnings visibility in these industries. Alternatively, the Fund did own bonds issued by healthcare, defense and food companies -- areas with strong fundamentals. This favorably impacted performance, both before and after September 11.

  Top-performing holdings this period included Triad Hospitals; Alliant Techsystems, a defense and aerospace firm; and Fleming Companies, a grocery wholesaler and retailer. In contrast, media names such as American Lawyer, and telecommunications holdings, such as NTL, hurt performance.

  MARKET OUTLOOK: Several factors set the stage for high yield bond prices to appreciate in the future. Congress is likely to pass a large economic stimulus package. Accommodative US and international monetary policy should keep the high yield market on track for a modestly lower default rate next year. Yield spreads are at historically wide levels versus Treasury securities. High yield bond mutual funds appear to have plenty of cash in reserve waiting to be invested.

  While we closely track market conditions, individual company analysis will ultimately drive the Fund's performance. As a result, we remain focused on identifying credit-worthy issuers poised to exceed operating expectations.

--------------------------------------------------------------------------------

HIGH YIELD BOND FUND INSTITUTIONAL SHARES -- UNAUDITED
------------------------------------------------------------------------
COMPARISON OF CHANGE IN VALUE OF A $250,000 INVESTMENT IN HIGH YIELD BOND FUND INSTITUTIONAL SHARES WITH THE SALOMON SMITH BARNEY HIGH YIELD INDEX.

              ANNUALIZED TOTAL RETURNS
                   As of 9/30/01            SINCE
  1 YEAR               5 YEAR             INCEPTION
  -7.32%            6.41%                   7.46%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              HIGH YIELD
              BOND FUND        SALOMON SMITH BARNEY
         INSTITUTIONAL SHARES    HIGH YIELD INDEX
7/31/96              $250,000              $250,000
8/96                 $256,780              $252,588
9/96                 $265,702              $258,511
10/96                $268,927              $261,475
11/96                $273,926              $266,483
12/96                $278,314              $268,592
1/97                 $283,685              $270,620
2/97                 $289,776              $275,226
3/97                 $284,740              $272,389
4/97                 $285,969              $274,334
5/97                 $298,355              $279,884
6/97                 $305,705              $284,607
7/97                 $315,198              $291,126
8/97                 $318,279              $291,858
9/97                 $331,438              $296,966
10/97                $332,537              $299,352
11/97                $336,209              $300,873
12/97                $337,882              $304,022
1/98                 $349,162              $310,902
2/98                 $353,474              $313,005
3/98                 $357,326              $316,384
4/98                 $360,503              $318,103
5/98                 $361,564              $318,951
6/98                 $363,444              $319,664
7/98                 $366,798              $322,220
8/98                 $346,504              $300,620
9/98                 $338,199              $304,327
10/98                $329,809              $300,141
11/98                $349,778              $315,208
12/98                $353,159              $314,980
1/99                 $361,234              $319,699
2/99                 $360,705              $317,012
3/99                 $363,377              $319,693
4/99                 $374,002              $326,388
5/99                 $369,987              $321,260
6/99                 $372,230              $320,539
7/99                 $374,483              $321,235
8/99                 $372,186              $317,412
9/99                 $371,425              $315,015
10/99                $372,224              $312,864
11/99                $380,164              $317,766
12/99                $386,897              $320,438
1/00                 $387,057              $317,789
2/00                 $390,727              $318,545
3/00                 $386,070              $312,065
4/00                 $389,146              $313,305
5/00                 $385,409              $308,947
6/00                 $395,091              $315,884
7/00                 $397,567              $319,314
8/00                 $397,746              $321,692
9/00                 $391,185              $318,242
10/00                $380,829              $308,821
11/00                $363,795              $296,193
12/00                $373,720              $302,248
1/01                 $395,712              $322,610
2/01                 $400,493              $326,449
3/01                 $389,078              $320,508
4/01                 $385,667              $315,796
5/01                 $388,021              $320,849
6/01                 $378,357              $312,026
7/01                 $383,154              $317,892
8/01                 $385,571              $322,215
9/30/01              $362,545              $299,016

The graph above shows the value of a hypothetical $250,000 investment in the Fund's Class I shares compared with the Salomon Smith Barney High Yield Index ("SSBHY") for the periods indicated. The Fund's Class I shares calculate their performance based upon the historical performance of their corresponding series of Nicholas-Applegate Mutual Funds (renamed Pilgrim Mutual Funds), adjusted to reflect all fees and expenses applicable to the Fund's Class I shares. The Nicholas-Applegate Institutional Funds' Class I shares were first available on May 7, 1999. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Absent expense limitations, total returns would have been slightly lower. The total returns shown above do not show the effects of income taxes on an individual's investment. In most cases, taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. Past performance cannot guarantee future results.

The SSBHY Index captures the performance of below investment-grade debt securities issued by corporations domiciled in the U.S. and Canada. The Index includes cash-pay and deferred-interest securities. The unmanaged index differs from the Fund in composition, does not pay management fees or expenses and includes reinvested income and dividends. One cannot invest directly in an index.

Bond prices, and thus the Fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions. You may have a gain or loss when you sell your shares.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 2001 -- UNAUDITED
------------------------------------------------------------------------

HIGH YIELD BOND FUND

                                          PRINCIPAL
                                            AMOUNT       VALUE
-----------------------------------------------------------------
CORPORATE BONDS -- 85.8%
-----------------------------------------------------------------
AEROSPACE/DEFENSE -- 0.8%
  Alliant Techsystems, Inc. 144A
    8.500%, 05/15/11....................  $  375,000  $   384,375
                                                      -----------
APPAREL -- 0.6%
  Phillips Van-Heusen 144A
    9.500%, 05/01/08....................     310,000      310,000
                                                      -----------
APPLIANCES -- 1.3%
  Salton, Inc.
    10.750%, 12/15/05...................     810,000      648,000
                                                      -----------
BANKING -- 2.1%
  Sovereign Bancorp., Inc.
    8.125%, 03/15/04....................   1,000,000    1,051,115
                                                      -----------
BEVERAGES-ALCOHOLIC -- 0.7%
  Constellation Brands, Inc.
    8.750%, 12/15/03....................     330,000      331,238
                                                      -----------
BROADCASTING -- 6.1%
  CD Radio, Inc. 144A
    14.500%, 05/15/09...................     850,000      335,750
  Charter Communications Holdings LLC
    10.250%, 01/15/10...................     590,000      566,400
  Cumulus Media, Inc.
    10.375%, 07/01/08...................     100,000       94,500
  Echostar DBS Corp. 144A
    9.375%, 02/01/09....................     900,000      879,750
  Salem Communications Holding Corp.144A
    9.000%, 07/01/11....................     945,000      970,987
  United International Holdings, Inc.
    Cl. A 144A
    0.000% (until 02/15/02, thereafter
    10.750% to maturity), 02/15/08......     960,000      230,400
                                                      -----------
                                                        3,077,787
                                                      -----------
BUILDING & CONSTRUCTION -- 4.5%
  Encompass Services Corp. 144A
    10.500%, 05/01/09...................     435,000      295,800
  Integrated Electrical Services 144A
    Ser. C
    9.375%, 02/01/09....................     810,000      712,800
  Ryland Group, Inc.
    9.750%, 09/01/10....................     770,000      770,000
  Standard-Pacific Corp.
    9.500%, 09/15/10....................     530,000      514,100
                                                      -----------
                                                        2,292,700
                                                      -----------
BUSINESS SERVICES -- 1.2%
  Iron Mountain, Inc. 144A
    8.750%, 09/30/09....................     225,000      231,750
  Iron Mountain, Inc.
    8.625%, 04/01/13....................     380,000      383,800
                                                      -----------
                                                          615,550
                                                      -----------
CASINO -- 3.8%
  Anchor Gaming
    9.875%, 10/15/08....................     765,000      780,300
                                          PRINCIPAL
                                            AMOUNT       VALUE
-----------------------------------------------------------------

CASINO (CONTINUED)
  Argosy Gaming Co.
    10.750%, 06/01/09...................  $  750,000  $   798,750
  Aztar Corp. 144A
    9.000%, 08/15/11....................     345,000      332,925
                                                      -----------
                                                        1,911,975
                                                      -----------
COSMETICS & TOILETRIES -- 0.4%
  Elizabeth Arden, Inc. 144A
    11.750%, 02/01/11...................     194,000      182,360
                                                      -----------
DIVERSIFIED FINANCIAL SERVICES -- 3.6%
  ACME Intermediate Holdings Cl. B
    0.000% (until 09/30/02, thereafter
    12.000% to maturity), 09/30/05......     650,000      422,500
  AmeriCredit Corp. 144A
    9.875%, 04/15/06....................     855,000      752,400
  Metris Co., Inc. 144A
    10.125%, 07/15/06...................     730,000      620,500
                                                      -----------
                                                        1,795,400
                                                      -----------
DIVERSIFIED OPERATIONS -- 1.0%
  Golden State Holdings 144A
    7.125%, 08/01/05....................     520,000      529,384
                                                      -----------
DRUGS/PHARMACEUTICALS -- 5.6%
  Advance PCS 144A
    8.500%, 4/01/08.....................     750,000      765,000
  AmerisourceBergen Co. 144A
    8.125%, 09/01/08....................     490,000      505,925
  Rite Aid 144A
    11.250%, 07/01/08...................      70,000       70,700
  Rite Aid Corp.
    7.125%, 01/15/07....................     845,000      692,900
  Warner Chillcott, Inc. 144A Ser. B
    12.625%, 02/15/08...................     725,000      768,500
                                                      -----------
                                                        2,803,025
                                                      -----------
E-COMMERCE/PRODUCTS -- 0.9%
  Amazon.com, Inc. 144A
    0.000% (until 05/01/03, thereafter
    10.000% to maturity), 05/01/08......     705,000      458,250
                                                      -----------
ELECTRIC -- 2.7%
  AES Corp.
    9.500%, 06/01/09....................     465,000      406,875
  Calpine Corp.
    8.625%, 08/15/10....................     980,000      958,145
                                                      -----------
                                                        1,365,020
                                                      -----------
ELECTRONIC COMPONENTS/SEMICONDUCTORS -- 0.7%
  Hadco Corp. 144A
    9.500%, 06/12/08#...................     350,000      346,500
                                                      -----------
ENTERTAINMENT -- 1.3%
  Ascent Entertainment Group, Inc.
    0.000% (until 12/15/02, thereafter
    11.875% to maturity), 12/15/04#.....     755,000      679,500
                                                      -----------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                          PRINCIPAL
                                            AMOUNT       VALUE
-----------------------------------------------------------------
CORPORATE BONDS (Continued)
-----------------------------------------------------------------
FUNERAL SERVICES -- 1.8%
  Stewart Enterprises, Inc. 144A
    10.750%, 07/01/08...................  $  425,000  $   450,500
  Stewart Enterprises, Inc. Cl. A
    6.400%, 05/01/03....................     447,000      446,138
                                                      -----------
                                                          896,638
                                                      -----------
MEDICAL -- HOSPITALS -- 4.3%
  HCA, Inc.
    6.910%, 06/15/05....................     720,000      725,114
  Select Medical Corp. 144A
    9.500%, 06/15/09....................     848,000      835,280
  Triad Hospitals Holdings, Inc. 144A
    Ser. B
    11.000%, 05/15/09...................     575,000      619,563
                                                      -----------
                                                        2,179,957
                                                      -----------
MEDICAL -- NURSING HOMES -- 1.4%
  Beverly Enterprises, Inc.
    9.000%, 02/15/06....................     720,000      729,000
                                                      -----------
METALS -- 1.9%
  Kaiser Aluminum Corp.
    9.875%, 02/15/02....................   1,000,000      975,000
                                                      -----------
PUBLISHING -- 0.9%
  American Lawyer Media, Inc.
    9.750%, 12/15/07....................     660,000      475,200
                                                      -----------
RACETRACKS -- 1.5%
  Penn National Gaming, Inc.
    11.125%, 03/01/08...................     740,000      745,550
                                                      -----------
RECREATIONAL CENTERS -- 1.7%
  Bally Total Fitness Holdings Corp.
    Ser. D
    9.875%, 10/15/07....................     885,000      876,150
                                                      -----------
RENTAL AUTO/EQUIPMENT -- 2.2%
  Rent-A-Center, Inc.
    11.000%, 08/15/08...................     200,000      194,000
  United Rentals, Inc. 144A Ser. B
    9.000%, 04/01/09....................     210,000      182,700
  United Rentals, Inc. 144A Ser. B
    9.500%, 06/01/08....................     840,000      730,800
                                                      -----------
                                                        1,107,500
                                                      -----------
RESORTS/THEME PARKS -- 2.8%
  Extended Stay America, Inc. 144A
    9.875%, 06/15/11....................     860,000      761,100
  Premier Parks, Inc.
    9.750%, 06/15/07....................     700,000      661,500
                                                      -----------
                                                        1,422,600
                                                      -----------
RETAIL -- ARTS & CRAFTS -- 1.7%
  Michaels Stores, Inc. 144A
    9.250%, 07/01/09....................     860,000      860,000
                                                      -----------
                                          PRINCIPAL
                                            AMOUNT       VALUE
-----------------------------------------------------------------

RETAIL -- AUTO PARTS -- 1.6%
  Advance Stores Co., Inc.
    10.250%, 04/15/08...................  $  875,000  $   822,500
                                                      -----------
RETAIL -- DEPARTMENT STORES -- 2.0%
  J.C. Penny Co., Inc.
    7.375%, 08/15/08....................     250,000      230,862
  J.C. Penny Co., Inc.
    7.600%, 04/01/07....................     845,000      767,801
                                                      -----------
                                                          998,663
                                                      -----------
RETAIL -- DISCOUNT -- 1.7%
  Tuesday Morning Corp. 144A
    11.000%, 12/15/07...................     914,000      836,310
                                                      -----------
RETAIL -- FOOD -- 2.0%
  Fleming Cos., Inc. 144A
    10.500%, 12/01/04...................     715,000      715,000
  Fleming Cos., Inc. 144A
    10.625%, 07/31/07...................     290,000      287,100
                                                      -----------
                                                        1,002,100
                                                      -----------
RETAIL -- OFFICE SUPPLIES -- 0.4%
  Office Depot, Inc. 144A
    10.000%, 07/15/08...................     195,000      196,950
                                                      -----------
RETAIL -- RESTAURANT -- 3.8%
  Foodmaker, Inc. 144A
    8.375%, 04/15/08....................   1,170,000    1,158,300
  Tricon Global Restaurants, Inc.
    8.875%, 04/15/11....................     750,000      765,000
                                                      -----------
                                                        1,923,300
                                                      -----------
RETAIL -- VIDEO RENTAL -- 1.1%
  Hollywood Entertainment Corp. 144A
    10.625%, 08/15/04...................     675,000      577,125
                                                      -----------
TELECOMMUNICATIONS -- 12.8%
  Century Comm Corp. Cl. A
    9.750%, 02/15/02....................     670,000      651,575
  Crown Castle International Corp.
    10.750%, 08/01/11...................   1,090,000    1,000,075
  CSC Holdings, Inc. 144A
    7.625%, 04/01/11....................     250,000      247,330
  FrontierVision Operating Partners, L.P
    11.000%, 10/15/06...................     705,000      712,050
  Global Crossing Holding, Ltd. 144A
    8.700%, 08/01/07....................     500,000      210,000
  International Cabletel Inc., Ser. A
    144A
    12.750%, 04/15/05...................     575,000      316,250
  LodgeNet Entertainment Corp. 144A
    10.250%, 12/15/06...................     740,000      725,200
  Nextel Communications, Inc. 144A
    0.000% (until 10/31/02, thereafter
    9.750% to maturity), 10/31/07.......     960,000      556,800
  Nextel Communications, Inc. 144A
    9.375%,11/15/09.....................   1,035,000      641,700
  NTL Communications Corp. 144A
    11.875%, 10/01/10...................     745,000      374,363

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HIGH YIELD BOND FUND

                                          PRINCIPAL
                                            AMOUNT       VALUE
-----------------------------------------------------------------
CORPORATE BONDS (Continued)
-----------------------------------------------------------------
TELECOMMUNICATIONS (CONTINUED)
  Pac West Telecomm, Inc. 144A
    13.500%, 02/01/09...................  $  300,000  $   114,000
  Spectrasite Holdings, Inc.
    0.000% (until 04/15/04, thereafter
    11.250% to maturity), 04/15/09......     735,000      213,150
  Spectrasite Holdings, Inc. 144A
    10.750%, 03/15/10...................     120,000       80,400
  Triton PCS, Inc. 144A
    9.375%, 02/01/11....................     605,000      591,388
                                                      -----------
                                                        6,434,281
                                                      -----------
TELEPHONE -- 1.2%
  Time Warner Telecom, Inc. 144A
    10.125%, 02/01/11...................     910,000      591,500
                                                      -----------
WASTE DISPOSAL -- 1.7%
  Allied Waste 144A Ser. B
    10.000%, 08/01/09...................     235,000      235,000
  Stericycle, Inc.
    12.375%, 11/15/09...................     575,000      621,000
                                                      -----------
                                                          856,000
                                                      -----------
TOTAL CORPORATE BONDS
  (Cost: $47,605,643)...............................   43,288,503
                                                      -----------
-----------------------------------------------------------------
FOREIGN CORPORATE BONDS -- 8.3%
-----------------------------------------------------------------
DIVERSIFIED MINERALS -- 0.0%
  Bulong Operations 144A
    12.500%, 12/15/08#..................     180,000       24,300
                                                      -----------
ELECTRONIC COMPONENTS/SEMICONDUCTORS -- 3.7%
  Celestica International, Inc. 144A
    10.500%, 12/31/06...................   1,000,000    1,040,000
  Flextronics International, Ltd. 144A
    9.875%, 07/01/10....................     850,000      837,250
                                                      -----------
                                                        1,877,250
                                                      -----------
                                          PRINCIPAL
                                            AMOUNT       VALUE
-----------------------------------------------------------------

ENTERTAINMENT -- 1.6%
  Alliance Atlantis
    Communications, Inc. 144A
    13.000%, 12/15/09...................  $  800,000  $   808,000
                                                      -----------
PUBLISHING -- 1.2%
  Canwest Media, Inc. 144A
    10.625%, 05/15/11...................     605,000      595,925
                                                      -----------
RESORTS/THEME PARKS -- 1.3%
  Intrawest Corp. 144A
    10.500%, 02/01/10...................     695,000      632,450
                                                      -----------
TELECOMMUNICATIONS SERVICES -- 0.5%
  Energis PLC 144A
    9.750%, 06/15/09....................     430,000      249,400
                                                      -----------
TOTAL FOREIGN CORPORATE BONDS
  (Cost: $4,659,025)................................    4,187,325
                                                      -----------
-----------------------------------------------------------------
TIME DEPOSIT -- 4.4%
-----------------------------------------------------------------
  Bank One Grand Cayman
    2.660%, 10/01/01
    (Cost: $2,202,049)..................  $2,202,049    2,202,049
                                                      -----------

TOTAL INVESTMENTS -- 98.5%
  (Cost: $54,466,717).............................    49,677,877
OTHER ASSETS IN EXCESS OF LIABILITIES -- 1.5%.....       773,163
                                                     -----------
NET ASSETS -- 100.0%..............................   $50,451,040
                                                     -----------
                                                     -----------
---------------

  #  Illiquid Security

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

                      (This page intentionally left blank)

--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS
FINANCIAL HIGHLIGHTS

For a share outstanding during the period indicated

                                                                            DISTRIBUTIONS FROM:
                                                                         -------------------------
                           NET ASSET         NET          NET REALIZED      NET           NET       NET ASSET
                            VALUE,       INVESTMENT      AND UNREALIZED  INVESTMENT    REALIZED      VALUE,
                           BEGINNING  INCOME (LOSS) (3)   GAINS (LOSS)     INCOME    CAPITAL GAINS   ENDING
-------------------------------------------------------------------------------------------------------------
                                             GLOBAL EQUITY FUNDS
WORLDWIDE GROWTH
  For the period ended
    09/30/01 (1)            $ 15.79        $ 0.03           $ (3.50)       $   --      $    --       $ 12.32
  For the year ended
    03/31/01                  38.70         (0.09)           (16.13)           --        (6.69)        15.79
  For the period 5/7/99
    through 3/31/00           23.77         (0.14)            15.07            --           --         38.70
  For the period 4/1/99
    through 5/7/99 (1)        22.26         (0.02)             1.53            --           --         23.77
  For the year ended
    3/31/99                   17.90          0.67              5.16         (0.64)       (0.83)        22.26
  For the year ended
    3/31/98                   14.21          0.25              4.56            --        (1.12)        17.90
  For the year ended
    3/31/97                   15.42         (0.12)             2.08            --        (3.17)        14.21
GLOBAL SELECT
  For the period ended
    09/30/01 (1)            $ 12.86        $(0.02)          $ (1.87)       $   --      $    --       $ 10.97
  For the year ended
    03/31/01                  31.91         (0.06)           (10.00)           --        (8.99)        12.86
  For the year ended
    3/31/00                   20.48         (0.21)            19.90            --        (8.26)        31.91
  For the year ended
    3/31/99                   14.81         (0.05)             5.86            --        (0.14)        20.48
  9/30/97 (commenced) to
    3/31/98                   12.50            --              2.31            --           --         14.81
GLOBAL TECHNOLOGY
  For the period ended
    09/30/01 (1)            $ 22.27        $ 0.02           $ (8.39)       $   --      $    --       $ 13.90
  For the year ended
    03/31/01                 138.95         (0.78)           (80.32)           --       (35.58)        22.27
  For the year ended
    3/31/00                   44.64         (1.09)           108.81            --       (13.41)       138.95
  7/31/98 (commenced) to
    3/31/99                   12.50         (0.05)            32.19            --           --         44.64
GLOBAL HEALTH CARE
  For the period ended
    09/30/01 (1)            $ 22.98        $(0.10)          $  1.70        $   --      $    --       $ 24.58
  For the year ended
    03/31/01                  30.91         (0.16)             0.03         (0.10)       (7.70)        22.98
  9/1/99 (commenced) to
    3/31/00                   12.50         (0.10)            18.52         (0.01)          --         30.91

                                         INTERNATIONAL EQUITY FUNDS
INTERNATIONAL CORE GROWTH
  For the period ended
    09/30/01 (1)            $ 19.21        $ 0.08           $ (2.87)       $   --      $    --       $ 16.42
  For the year ended
    03/31/01                  31.88          0.04            (11.29)           --        (1.42)        19.21
  For the period 5/7/99
    through 3/31/00           20.61         (0.09)            11.38         (0.02)          --         31.88
  For the period 4/1/99
    through 5/7/99 (1)        19.73         (0.02)             0.90            --           --         20.61
  For the year ended
    3/31/99                   18.55            --              1.18            --           --         19.73
  For the year ended
    3/31/98                   14.13         (0.02)             5.12            --        (0.68)        18.55
  12/27/96 (commenced) to
    3/31/97                   12.50            --              1.63            --           --         14.13
INTERNATIONAL SMALL CAP
  GROWTH
  For the period ended
    09/30/01 (1)            $ 24.38        $ 0.14           $ (4.00)       $   --      $    --       $ 20.52
  For the year ended
    03/31/01                  51.19         (0.09)           (17.92)        (0.13)       (8.67)        24.38
  For the period 5/7/99
    through 3/31/00           22.38         (0.24)            29.26            --        (0.21)        51.19
  For the period 4/1/99
    through 5/7/99 (1)        21.12         (0.01)             1.27            --           --         22.38
  For the year ended
    3/31/99                   18.45          0.03              3.22            --        (0.58)        21.12
  For the year ended
    3/31/98                   17.02         (0.13)             5.50            --        (3.94)        18.45
  For the year ended
    3/31/97                   15.05            --              2.28         (0.08)       (0.23)        17.02
INTERNATIONAL STRUCTURED
  For the period 5/07/01
    (commenced) to
    09/30/01 (1)            $ 12.50        $ 0.08           $ (2.23)       $   --      $    --       $ 10.35
EMERGING COUNTRIES
  For the period ended
    09/30/01 (1)            $ 11.20        $ 0.04           $ (2.59)       $   --      $    --       $  8.65
  For the year ended
    03/31/01                  23.69         (0.02)           (10.84)           --        (1.63)        11.20
  For the period 5/7/99
    through 3/31/00           15.88         (0.10)             7.91            --           --         23.69
  For the period 4/1/99
    through 5/7/99 (1)        13.44         (0.02)             2.46            --           --         15.88
  For the year ended
    3/31/99                   17.15         (0.01)            (3.63)           --        (0.07)        13.44
  For the year ended
    3/31/98                   17.45          0.09              1.23            --        (1.62)        17.15
  For the year ended
    3/31/97                   14.02         (0.06)             3.67         (0.05)       (0.13)        17.45

----------------------------------

(1)  Unaudited.
(2) As required, effective April 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for the Investment Companies and began amortizing premium on debt securities. The effect of this change for the Convertible Fund and the High Yield Bond Fund for the six months ended September 30, 2001 was to decrease net investment income per share by $0.04 and $0.01, increase net realized and unrealized gains and losses per share by $0.04 and $0.01, and decrease the ratio of net investment income to average net assets to 2.90% from 3.22% and to 9.79% from 9.92%, respectively. Per share, ratios and supplemental data for the periods prior to April 1, 2001 have not been restated to reflect this change in presentation.
(3) Prior to April 1, 1999, net investment income per share was calculated by taking the difference in undistributed net investment income per share at the beginning and end of the period, adjusted for per share distributions. Beginning April 1 , 1999, net investment income per share is calculated by dividing net investment income for the period by the average shares outstanding during the period.
(4)  Total returns are not annualized for periods less than one year.
(5) Ratios are annualized for periods of less than one year. Expense reimbursements reflect voluntary reductions to total expenses, as discussed in the notes to financial statements. Such amounts would decrease net investment income (loss) ratios had such reductions not occurred.
(6)  Net expenses include certain items not subject to expense reimbursement.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

                                                   RATIOS TO AVERAGE NET ASSETS (5)
                                       --------------------------------------------------------   FUND'S
                                            NET                      EXPENSE                     PORTFOLIO  NET ASSETS,
                             TOTAL      INVESTMENT     TOTAL    (REIMBURSEMENTS)/      NET       TURNOVER     ENDING
                           RETURN (4)  INCOME (LOSS)  EXPENSES     RECOUPMENT      EXPENSES (6)    RATE     (IN 000'S)
-----------------------------------------------------------------------------------------------------------------------
                                                  GLOBAL EQUITY FUNDS
WORLDWIDE GROWTH
  For the period ended
    09/30/01 (1)             (21.98%)        0.36%      1.48%           (0.12%)         1.36%        112%    $ 71,316
  For the year ended
    03/31/01                 (46.19%)       (0.30%)     1.34%            0.01%          1.35%        204%      98,718
  For the period 5/7/99
    through 3/31/00           62.81%        (0.54%)     1.42%           (0.05%)         1.37%        168%     188,731
  For the period 4/1/99
    through 5/7/99 (1)         6.78%        (0.84%)     1.29%              --           1.29%         21%     108,457
  For the year ended
    3/31/99                   34.28%         0.19%      1.51%           (0.17%)         1.34%        247%      74,523
  For the year ended
    3/31/98                   35.08%        (0.31%)     1.87%           (0.51%)         1.36%        202%      11,686
  For the year ended
    3/31/97                   13.18%        (0.43%)     3.05%           (1.70%)         1.35%        182%       2,656
GLOBAL SELECT
  For the period ended
    09/30/01 (1)             (14.63%)       (0.33%)     1.45%           (0.23%)         1.22%        229%    $ 28,965
  For the year ended
    03/31/01                 (36.33%)       (0.21%)     1.78%           (0.48%)         1.30%        440%      15,023
  For the year ended
    3/31/00                  110.64%        (0.81%)     1.82%           (0.49%)         1.33%        348%      24,742
  For the year ended
    3/31/99                   39.55%        (0.31%)     3.14%           (1.81%)         1.33%        419%      10,414
  9/30/97 (commenced) to
    3/31/98                   18.48%        (0.06%)     2.14%           (0.94%)         1.20%        238%       7,320
GLOBAL TECHNOLOGY
  For the period ended
    09/30/01 (1)             (37.61%)        0.19%      1.60%           (0.16%)         1.44%        275%    $ 41,105
  For the year ended
    03/31/01                 (69.62%)       (0.93%)     1.36%            0.04%          1.40%        416%      75,622
  For the year ended
    3/31/00                  259.92%        (1.06%)     1.42%              --           1.42%        357%     405,318
  7/31/98 (commenced) to
    3/31/99                  257.20%        (0.84%)     4.12%           (2.69%)         1.43%        254%      24,094
GLOBAL HEALTH CARE
  For the period ended
    09/30/01 (1)               6.96%        (0.78%)     1.41%           (0.01%)         1.40%        221%    $101,711
  For the year ended
    03/31/01                  (5.36%)       (0.52%)     1.37%            0.01%          1.38%        717%      88,104
  9/1/99 (commenced) to
    3/31/00                  147.42%        (0.69%)     1.45%           (0.04%)         1.41%        327%     125,355

                                              INTERNATIONAL EQUITY FUNDS
INTERNATIONAL CORE GROWTH
  For the period ended
    09/30/01 (1)             (14.52%)        0.86%      1.37%            0.02%          1.39%        106%    $198,881
  For the year ended
    03/31/01                 (35.99%)        0.15%      1.32%            0.08%          1.40%        234%     215,602
  For the period 5/7/99
    through 3/31/00           54.78%        (0.36%)     1.38%            0.02%          1.40%        171%     303,536
  For the period 4/1/99
    through 5/7/99 (1)         4.46%        (0.97%)     1.39%              --           1.39%         30%     117,365
  For the year ended
    3/31/99                    6.43%        (0.01%)     1.59%           (0.24%)         1.35%        214%     107,890
  For the year ended
    3/31/98                   36.91%        (0.12%)     1.92%           (0.51%)         1.41%        274%      32,305
  12/27/96 (commenced) to
    3/31/97                   13.04%         0.43%      3.14%           (1.74%)         1.40%         76%       4,593
INTERNATIONAL SMALL CAP
  GROWTH
  For the period ended
    09/30/01 (1)             (15.83%)        1.13%      1.44%           (0.02%)         1.42%         69%    $154,132
  For the year ended
    03/31/01                 (37.80%)       (0.24%)     1.37%            0.05%          1.42%        160%     193,934
  For the period 5/7/99
    through 3/31/00          130.09%        (0.73%)     1.45%           (0.04%)         1.41%        151%     270,159
  For the period 4/1/99
    through 5/7/99 (1)         5.97%        (0.37%)     1.39%              --           1.39%         23%      71,738
  For the year ended
    3/31/99                   17.97%        (0.30%)     1.53%           (0.15%)         1.38%        146%      69,077
  For the year ended
    3/31/98                   37.02%        (0.91%)     1.94%           (0.53%)         1.41%        198%      42,851
  For the year ended
    3/31/97                   15.25%        (0.38%)     1.68%           (0.28%)         1.40%        206%      48,505
INTERNATIONAL STRUCTURED
  For the period 5/07/01
    (commenced) to
    09/30/01 (1)             (17.20%)        1.71%     10.76%           (9.38%)         1.38%         79%    $    828
EMERGING COUNTRIES
  For the period ended
    09/30/01 (1)             (22.77%)        0.75%      1.88%           (0.20%)         1.68%         91%    $ 80,256
  For the year ended
    03/31/01                 (46.75%)       (0.11%)     1.72%           (0.04%)         1.68%        244%     140,538
  For the period 5/7/99
    through 3/31/00           49.18%        (0.62%)     1.77%           (0.10%)         1.67%        180%     300,085
  For the period 4/1/99
    through 5/7/99 (1)        18.07%        (1.22%)     1.64%              --           1.64%         34%     178,902
  For the year ended
    3/31/99                  (21.22%)        0.11%      1.97%           (0.30%)         1.67%        213%     140,318
  For the year ended
    3/31/98                    8.77%         1.15%      2.02%           (0.36%)         1.66%        243%      88,063
  For the year ended
    3/31/97                   25.48%        (0.52%)     1.87%           (0.22%)         1.65%        176%      56,918

----------------------------------

(1)  Unaudited.
(2) As required, effective April 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for the Investment Companies and began amortizing premium on debt securities. The effect of this change for the Convertible Fund and the High Yield Bond Fund for the six months ended September 30, 2001 was to decrease net investment income per share by $0.04 and $0.01, increase net realized and unrealized gains and losses per share by $0.04 and $0.01, and decrease the ratio of net investment income to average net assets to 2.90% from 3.22% and to 9.79% from 9.92%, respectively. Per share, ratios and supplemental data for the periods prior to April 1, 2001 have not been restated to reflect this change in presentation.
(3) Prior to April 1, 1999, net investment income per share was calculated by taking the difference in undistributed net investment income per share at the beginning and end of the period, adjusted for per share distributions. Beginning April 1 , 1999, net investment income per share is calculated by dividing net investment income for the period by the average shares outstanding during the period.
(4)  Total returns are not annualized for periods less than one year.
(5) Ratios are annualized for periods of less than one year. Expense reimbursements reflect voluntary reductions to total expenses, as discussed in the notes to financial statements. Such amounts would decrease net investment income (loss) ratios had such reductions not occurred.
(6)  Net expenses include certain items not subject to expense reimbursement.

--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS
FINANCIAL HIGHLIGHTS -- CONTINUED
For a share outstanding during the period indicated

                                                                            DISTRIBUTIONS FROM:
                                                                         -------------------------
                           NET ASSET         NET          NET REALIZED      NET           NET       NET ASSET
                            VALUE,       INVESTMENT      AND UNREALIZED  INVESTMENT    REALIZED      VALUE,
                           BEGINNING  INCOME (LOSS) (3)   GAINS (LOSS)     INCOME    CAPITAL GAINS   ENDING
-------------------------------------------------------------------------------------------------------------
                                   INTERNATIONAL EQUITY FUNDS -- CONTINUED
PACIFIC RIM
  For the period ended
    09/30/01 (1)            $  6.93        $ 0.05           $ (0.99)       $   --      $    --       $  5.99
  For the year ended
    03/31/01                  25.45         (0.08)            (7.10)           --       (11.34)         6.93
  For the year ended
    3/31/00                   12.33         (0.11)            16.15            --        (2.92)        25.45
  For the year ended
    3/31/99                   12.66         (0.07)            (0.26)           --           --         12.33
  12/31/97 (commenced) to
    3/31/98                   12.50          0.02              0.14            --           --         12.66
LATIN AMERICA
  For the period ended
    09/30/01 (1)            $  9.13        $ 0.07           $ (1.56)       $   --      $    --       $  7.64
  For the year ended
    03/31/01                  20.65          0.30             (6.77)           --        (5.05)         9.13
  For the year ended
    3/31/00                   11.56          0.03              9.06            --           --         20.65
  For the year ended
    3/31/99                   13.92          0.06             (2.27)        (0.15)          --         11.56
  11/28/97 (commenced) to
    3/31/98                   12.50          0.15              1.27            --           --         13.92
                                              U.S. EQUITY FUNDS
LARGE CAP GROWTH
  For the period ended
    09/30/01 (1)            $ 22.61        $(0.05)          $ (6.32)       $   --      $    --       $ 16.24
  For the year ended
    03/31/01                  49.86         (0.19)           (26.03)           --        (1.03)        22.61
  For the period 5/7/99
    through 3/31/00           29.18         (0.14)            20.82            --           --         49.86
  For the period 4/1/99
    through 5/7/99 (1)        26.89         (0.01)             2.30            --           --         29.18
  For the year ended
    3/31/99                   16.50          0.01             10.53            --        (0.15)        26.89
  For the year ended
    3/31/98                   13.00         (0.02)             7.55            --        (4.03)        16.50
  12/27/96 (commenced) to
    3/31/97                   12.50            --              0.50            --           --         13.00
MID CAP GROWTH
  For the period ended
    09/30/01 (1)            $ 13.60        $(0.04)          $ (4.00)       $   --      $    --       $  9.56
  For the year ended
    03/31/01                  41.51         (0.20)           (19.98)           --        (7.73)        13.60
  For the period 5/7/99
    through 3/31/00           19.44         (0.15)            22.22            --           --         41.51
  For the period 4/1/99
    through 5/7/99 (1)        19.17         (0.01)             0.28            --           --         19.44
  For the year ended
    3/31/99                   17.16         (0.10)             2.76            --        (0.65)        19.17
  For the year ended
    3/31/98                   15.39         (0.07)             6.00            --        (4.16)        17.16
  For the year ended
    3/31/97                   16.26         (0.08)             0.49            --        (1.28)        15.39
SMALL CAP GROWTH
  For the period ended
    09/30/01 (1)            $  9.57        $(0.00)          $ (1.62)       $   --      $    --       $  7.95
  For the year ended
    03/31/01                  27.03         (0.01)           (12.37)           --        (5.08)         9.57
  For the period 5/7/99
    through 3/31/00           14.02         (0.12)            13.51            --        (0.38)        27.03
  For the period 4/1/99
    through 5/7/99 (1)        13.53         (0.01)             0.50            --           --         14.02
  For the year ended
    3/31/99                   14.17         (0.14)             0.17            --        (0.67)        13.53
  For the year ended
    3/31/98                   11.06         (0.03)             5.10            --        (1.96)        14.17
  For the year ended
    3/31/97                   15.10         (0.08)            (0.31)           --        (3.65)        11.06
MINI CAP GROWTH
  For the period ended
    09/30/01 (1)            $  9.05        $(0.07)          $  0.01        $   --      $    --       $  8.99
  For the year ended
    03/31/01                  42.54         (0.14)           (17.58)           --       (15.77)         9.05
  For the year ended
    3/31/00                   20.24         (0.35)            27.92            --        (5.27)        42.54
  For the year ended
    3/31/99                   25.05         (0.42)            (3.05)           --        (1.34)        20.24
  For the year ended
    3/31/98                   15.94         (0.17)            10.93            --        (1.65)        25.05
  For the year ended
    3/31/97                   15.85         (0.17)             0.84            --        (0.58)        15.94

----------------------------------

(1)  Unaudited.
(2) As required, effective April 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for the Investment Companies and began amortizing premium on debt securities. The effect of this change for the Convertible Fund and the High Yield Bond Fund for the six months ended September 30, 2001 was to decrease net investment income per share by $0.04 and $0.01, increase net realized and unrealized gains and losses per share by $0.04 and $0.01, and decrease the ratio of net investment income to average net assets to 2.90% from 3.22% and to 9.79% from 9.92%, respectively. Per share, ratios and supplemental data for the periods prior to April 1, 2001 have not been restated to reflect this change in presentation.
(3) Prior to April 1, 1999, net investment income per share was calculated by taking the difference in undistributed net investment income per share at the beginning and end of the period, adjusted for per share distributions. Beginning April 1 , 1999, net investment income per share is calculated by dividing net investment income for the period by the average shares outstanding during the period.
(4)  Total returns are not annualized for periods less than one year.
(5) Ratios are annualized for periods of less than one year. Expense reimbursements reflect voluntary reductions to total expenses, as discussed in the notes to financial statements. Such amounts would decrease net investment income (loss) ratios had such reductions not occurred.
(6)  Net expenses include certain items not subject to expense reimbursement.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

                                                   RATIOS TO AVERAGE NET ASSETS (5)
                                       --------------------------------------------------------   FUND'S
                                            NET                      EXPENSE                     PORTFOLIO  NET ASSETS,
                             TOTAL      INVESTMENT     TOTAL    (REIMBURSEMENTS)/      NET       TURNOVER     ENDING
                           RETURN (4)  INCOME (LOSS)  EXPENSES     RECOUPMENT      EXPENSES (6)    RATE     (IN 000'S)
-----------------------------------------------------------------------------------------------------------------------
                                        INTERNATIONAL EQUITY FUNDS -- CONTINUED
PACIFIC RIM
  For the period ended
    09/30/01 (1)             (13.56%)        1.30%      3.26%           (1.84%)         1.42%        164%    $  9,562
  For the year ended
    03/31/01                 (36.44%)       (0.60%)     8.20%           (6.42%)         1.78%       1180%       2,026
  For the year ended
    3/31/00                  136.92%        (0.55%)     6.25%           (4.63%)         1.62%        424%       3,821
  For the year ended
    3/31/99                   (2.69%)       (0.67%)    14.68%          (13.11%)         1.57%        450%       1,099
  12/31/97 (commenced) to
    3/31/98                    1.28%         0.74%      4.50%           (3.10%)         1.40%         86%       1,197
LATIN AMERICA
  For the period ended
    09/30/01 (1)             (16.32%)        1.55%      4.38%           (2.63%)         1.75%        430%    $  2,951
  For the year ended
    03/31/01                 (33.53%)        2.13%      3.79%           (2.10%)         1.69%        490%       3,989
  For the year ended
    3/31/00                   78.67%         0.20%      3.93%           (2.17%)         1.76%        463%       5,277
  For the year ended
    3/31/99                  (15.78%)        0.95%     14.61%          (12.97%)         1.64%        575%       1,774
  11/28/97 (commenced) to
    3/31/98                   11.14%         3.33%      5.20%           (3.55%)         1.65%        188%       1,184
                                                   U.S. EQUITY FUNDS
LARGE CAP GROWTH
  For the period ended
    09/30/01 (1)             (28.17%)       (0.46%)     1.12%           (0.11%)         1.01%        107%    $ 47,546
  For the year ended
    03/31/01                 (53.26%)       (0.51%)     1.09%           (0.09%)         1.00%        160%      60,882
  For the period 5/7/99
    through 3/31/00           70.86%        (0.44%)     1.20%           (0.19%)         1.01%        154%      37,982
  For the period 4/1/99
    through 5/7/99 (1)         8.52%        (0.40%)     0.98%              --           0.98%         18%       6,043
  For the year ended
    3/31/99                   64.28%        (0.01%)     1.63%           (0.65%)         0.98%        253%       5,940
  For the year ended
    3/31/98                   63.32%        (0.17%)     3.67%           (2.66%)         1.01%        306%       2,556
  12/27/96 (commenced) to
    3/31/97                    4.00%        (0.06%)     4.99%           (3.99%)         1.00%        321%       1,293
MID CAP GROWTH
  For the period ended
    09/30/01 (1)             (29.71%)       (0.60%)     1.15%           (0.14%)         1.01%         80%    $ 79,621
  For the year ended
    03/31/01                 (53.95%)       (0.68%)     1.03%           (0.03%)         1.00%        186%     113,952
  For the period 5/7/99
    through 3/31/00          113.48%        (0.60%)     1.09%           (0.08%)         1.01%        110%     252,377
  For the period 4/1/99
    through 5/7/99 (1)         1.41%        (0.70%)     0.99%              --           0.99%         25%     128,710
  For the year ended
    3/31/99                   16.09%        (0.44%)     1.04%           (0.08%)         0.96%        154%     165,014
  For the year ended
    3/31/98                   42.49%        (0.72%)     1.19%           (0.22%)         0.97%        200%     169,412
  For the year ended
    3/31/97                    1.74%        (0.45%)     1.02%           (0.02%)         1.00%        153%     156,443
SMALL CAP GROWTH
  For the period ended
    09/30/01 (1)             (16.93%)       (0.02%)     1.37%           (0.17%)         1.20%         76%    $130,063
  For the year ended
    03/31/01                 (49.55%)       (0.07%)     1.30%           (0.12%)         1.18%        120%     138,022
  For the period 5/7/99
    through 3/31/00           96.49%        (0.68%)     1.38%           (0.19%)         1.19%         84%     276,556
  For the period 4/1/99
    through 5/7/99 (1)         3.70%        (0.87%)     1.17%              --           1.17%         18%     197,120
  For the year ended
    3/31/99                    1.03%        (0.71%)     1.35%           (0.10%)         1.25%         90%     213,149
  For the year ended
    3/31/98                   47.38%        (1.16%)     1.44%           (0.25%)         1.19%         92%     257,599
  For the year ended
    3/31/97                   (5.66%)       (0.72%)     1.26%           (0.09%)         1.17%        113%     167,230
MINI CAP GROWTH
  For the period ended
    09/30/01 (1)              (0.66%)       (1.27%)     1.63%           (0.07%)         1.56%         75%    $ 81,048
  For the year ended
    03/31/01                 (48.41%)       (0.66%)     1.62%           (0.04%)         1.58%        118%      47,810
  For the year ended
    3/31/00                  151.76%        (1.32%)     1.76%           (0.19%)         1.57%        141%      92,221
  For the year ended
    3/31/99                  (13.78%)       (1.18%)     1.70%           (0.11%)         1.59%        115%      53,593
  For the year ended
    3/31/98                   68.89%        (2.51%)     1.83%           (0.26%)         1.57%        113%      82,122
  For the year ended
    3/31/97                    3.90%        (1.08%)     1.99%           (0.43%)         1.56%        164%      28,712

----------------------------------

(1)  Unaudited.
(2) As required, effective April 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for the Investment Companies and began amortizing premium on debt securities. The effect of this change for the Convertible Fund and the High Yield Bond Fund for the six months ended September 30, 2001 was to decrease net investment income per share by $0.04 and $0.01, increase net realized and unrealized gains and losses per share by $0.04 and $0.01, and decrease the ratio of net investment income to average net assets to 2.90% from 3.22% and to 9.79% from 9.92%, respectively. Per share, ratios and supplemental data for the periods prior to April 1, 2001 have not been restated to reflect this change in presentation.
(3) Prior to April 1, 1999, net investment income per share was calculated by taking the difference in undistributed net investment income per share at the beginning and end of the period, adjusted for per share distributions. Beginning April 1 , 1999, net investment income per share is calculated by dividing net investment income for the period by the average shares outstanding during the period.
(4)  Total returns are not annualized for periods less than one year.
(5) Ratios are annualized for periods of less than one year. Expense reimbursements reflect voluntary reductions to total expenses, as discussed in the notes to financial statements. Such amounts would decrease net investment income (loss) ratios had such reductions not occurred.
(6)  Net expenses include certain items not subject to expense reimbursement.

--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS
FINANCIAL HIGHLIGHTS -- CONTINUED
For a share outstanding during the period indicated

                                                                            DISTRIBUTIONS FROM:
                                                                         -------------------------
                           NET ASSET         NET          NET REALIZED      NET           NET       NET ASSET
                            VALUE,       INVESTMENT      AND UNREALIZED  INVESTMENT    REALIZED      VALUE,
                           BEGINNING  INCOME (LOSS) (3)   GAINS (LOSS)     INCOME    CAPITAL GAINS   ENDING
-------------------------------------------------------------------------------------------------------------
                                       U.S. EQUITY FUNDS -- CONTINUED
VALUE
  For the period ended
    09/30/01 (1)            $ 23.42        $ 0.11           $ (1.47)       $   --      $    --       $ 22.06
  For the year ended
    03/31/01                  21.74          0.24              1.64         (0.20)          --         23.42
  For the period 5/7/99
    through 3/31/00           22.99          0.18             (1.30)        (0.13)          --         21.74
  For the period 4/1/99
    through 5/7/99 (1)        20.90         (0.01)             2.10            --           --         22.99
  For the year ended
    3/31/99                   21.90          0.13              0.80         (0.12)       (1.81)        20.90
  For the year ended
    3/31/98                   15.06            --              8.27            --        (1.43)        21.90
  4/30/96 (commenced) to
    3/31/97                   12.50          1.50              3.11         (1.44)       (0.61)        15.06
SMALL CAP VALUE
  For the period 5/01/01
    (commenced) to
    09/30/01 (1)            $ 12.50        $ 0.05           $ (0.42)       $   --      $    --       $ 12.13
CONVERTIBLE
  For the period ended
    09/30/01 (1)(2)         $ 23.14        $ 0.33           $ (2.83)       $(0.42)     $    --       $ 20.22
  For the year ended
    03/31/01                  33.67          0.70             (8.94)        (0.66)       (1.63)        23.14
  For the period 5/7/99
    through 3/31/00           22.21          0.49             11.44         (0.47)          --         33.67
  For the period 4/1/99
    through 5/7/99 (1)        21.53          0.05              0.63            --           --         22.21
  For the year ended
    3/31/99                   18.64          0.50              3.11         (0.54)       (0.18)        21.53
  For the year ended
    3/31/98                   14.97          0.47              4.20         (0.47)       (0.53)        18.64
  For the year ended
    3/31/97                   14.45          0.51              1.51         (0.52)       (0.98)        14.97
                                           U.S. FIXED INCOME FUNDS
HIGH QUALITY BOND
  For the period ended
    09/30/01 (1)            $ 12.73        $ 0.40           $ (0.10)       $(0.39)     $    --       $ 12.64
  For the year ended
    03/31/01                  12.11          0.84              0.56         (0.78)          --         12.73
  For the period 5/7/99
    through 3/31/00           12.66          0.73             (0.56)        (0.72)          --         12.11
  For the period 4/1/99
    through 5/7/99 (1)        12.71          0.08             (0.05)        (0.08)          --         12.66
  For the year ended
    3/31/99                   13.10          0.83             (0.05)        (0.78)       (0.39)        12.71
  For the year ended
    3/31/98                   12.54          0.84              0.70         (0.84)       (0.14)        13.10
  For the year ended
    3/31/97                   12.72          0.79             (0.17)        (0.80)          --         12.54
HIGH YIELD BOND
  For the period ended
    09/30/01 (1)(2)         $ 10.82        $ 0.50           $ (1.21)       $(0.51)     $    --       $  9.60
  For the year ended
    03/31/01                  11.95          1.31             (1.22)        (1.22)          --         10.82
  For the period 5/7/99
    through 3/31/00           12.58          1.05             (0.64)        (1.04)          --         11.95
  For the period 4/1/99
    through 5/7/99 (1)        12.37          0.13              0.18         (0.10)          --         12.58
  For the year ended
    3/31/99                   13.46          1.25             (1.06)        (1.28)          --         12.37
  For the year ended
    3/31/98                   13.20          1.11              2.02         (1.15)       (1.72)        13.46
  7/31/96 (commenced) to
    3/31/97                   12.50          0.74              0.95         (0.73)       (0.26)        13.20

----------------------------------

(1)  Unaudited.
(2) As required, effective April 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for the Investment Companies and began amortizing premium on debt securities. The effect of this change for the Convertible Fund and the High Yield Bond Fund for the six months ended September 30, 2001 was to decrease net investment income per share by $0.04 and $0.01, increase net realized and unrealized gains and losses per share by $0.04 and $0.01, and decrease the ratio of net investment income to average net assets to 2.90% from 3.22% and to 9.79% from 9.92%, respectively. Per share, ratios and supplemental data for the periods prior to April 1, 2001 have not been restated to reflect this change in presentation.
(3) Prior to April 1, 1999, net investment income per share was calculated by taking the difference in undistributed net investment income per share at the beginning and end of the period, adjusted for per share distributions. Beginning April 1 , 1999, net investment income per share is calculated by dividing net investment income for the period by the average shares outstanding during the period.
(4)  Total returns are not annualized for periods less than one year.
(5) Ratios are annualized for periods of less than one year. Expense reimbursements reflect voluntary reductions to total expenses, as discussed in the notes to financial statements. Such amounts would decrease net investment income (loss) ratios had such reductions not occurred.
(6)  Net expenses include certain items not subject to expense reimbursement.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

                                                   RATIOS TO AVERAGE NET ASSETS (5)
                                       --------------------------------------------------------   FUND'S
                                            NET                      EXPENSE                     PORTFOLIO  NET ASSETS,
                             TOTAL      INVESTMENT     TOTAL    (REIMBURSEMENTS)/      NET       TURNOVER     ENDING
                           RETURN (4)  INCOME (LOSS)  EXPENSES     RECOUPMENT      EXPENSES (6)    RATE     (IN 000'S)
-----------------------------------------------------------------------------------------------------------------------
                                            U.S. EQUITY FUNDS -- CONTINUED
VALUE
  For the period ended
    09/30/01 (1)              (5.81%)        0.93%      1.15%           (0.14%)         1.01%         56%    $ 45,433
  For the year ended
    03/31/01                   8.64%         1.04%      1.21%           (0.19%)         1.02%        120%      46,672
  For the period 5/7/99
    through 3/31/00           (4.87%)        0.97%      1.26%           (0.24%)         1.02%        143%      23,185
  For the period 4/1/99
    through 5/7/99 (1)        10.00%         0.45%      2.48%           (1.50%)         0.98%          7%      27,818
  For the year ended
    3/31/99                    4.43%         0.87%      2.11%           (1.12%)         0.99%        147%      15,322
  For the year ended
    3/31/98                   57.78%         2.33%      2.46%           (1.45%)         1.01%         55%      10,260
  4/30/96 (commenced) to
    3/31/97                   26.77%         1.64%      3.34%           (2.34%)         1.00%        139%       3,062
SMALL CAP VALUE
  For the period 5/01/01
    (commenced) to
    09/30/01 (1)              (2.96%)        0.89%      1.60%           (0.30%)         1.30%         29%    $ 36,303
CONVERTIBLE
  For the period ended
    09/30/01 (1)(2)          (10.91%)        2.90%      1.09%           (0.09%)         1.00%        102%    $ 92,765
  For the year ended
    03/31/01                 (25.12%)        2.40%      1.04%           (0.03%)         1.01%        118%     126,826
  For the period 5/7/99
    through 3/31/00           54.31%         2.02%      1.27%           (0.24%)         1.03%        149%     114,655
  For the period 4/1/99
    through 5/7/99 (1)         3.16%         2.15%      0.99%              --           0.99%         11%      90,843
  For the year ended
    3/31/99                   19.93%         2.67%      1.07%           (0.11%)         0.96%        138%      88,590
  For the year ended
    3/31/98                   31.78%         6.25%      1.20%           (0.23%)         0.97%        160%      80,084
  For the year ended
    3/31/97                   14.37%         3.43%      1.37%           (0.37%)         1.00%        167%      18,344
                                                U.S. FIXED INCOME FUNDS
HIGH QUALITY BOND
  For the period ended
    09/30/01 (1)               2.39%         6.35%      1.01%           (0.55%)         0.46%        287%    $ 47,040
  For the year ended
    03/31/01                  11.95%         6.77%      1.18%           (0.72%)         0.46%        992%      46,902
  For the period 5/7/99
    through 3/31/00            1.41%         6.67%      1.14%           (0.67%)         0.47%        161%      19,909
  For the period 4/1/99
    through 5/7/99 (1)         0.26%         6.45%      0.39%              --           0.39%         22%      18,187
  For the year ended
    3/31/99                    6.14%         6.41%      1.15%           (0.72%)         0.43%        274%      15,735
  For the year ended
    3/31/98                   12.60%        12.80%      1.64%           (1.18%)         0.46%        407%      15,759
  For the year ended
    3/31/97                    4.98%         6.12%      3.74%           (3.29%)         0.45%        190%      15,865
HIGH YIELD BOND
  For the period ended
    09/30/01 (1)(2)           (6.82%)        9.79%      1.08%           (0.32%)         0.76%         67%    $ 50,451
  For the year ended
    03/31/01                   0.78%        10.75%      1.29%           (0.53%)         0.76%        132%      42,622
  For the period 5/7/99
    through 3/31/00            3.39%         9.97%      1.31%           (0.50%)         0.81%        113%      21,552
  For the period 4/1/99
    through 5/7/99 (1)         2.52%        10.66%      0.58%           (0.02%)         0.56%         25%      11,412
  For the year ended
    3/31/99                    1.69%         9.79%      1.09%           (0.41%)         0.68%        242%      11,319
  For the year ended
    3/31/98                   25.49%         8.28%      2.66%           (1.90%)         0.76%        484%      10,771
  7/31/96 (commenced) to
    3/31/97                   13.90%         8.47%      1.95%           (1.20%)         0.75%        465%       4,608

----------------------------------

(1)  Unaudited.
(2) As required, effective April 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for the Investment Companies and began amortizing premium on debt securities. The effect of this change for the Convertible Fund and the High Yield Bond Fund for the six months ended September 30, 2001 was to decrease net investment income per share by $0.04 and $0.01, increase net realized and unrealized gains and losses per share by $0.04 and $0.01, and decrease the ratio of net investment income to average net assets to 2.90% from 3.22% and to 9.79% from 9.92%, respectively. Per share, ratios and supplemental data for the periods prior to April 1, 2001 have not been restated to reflect this change in presentation.
(3) Prior to April 1, 1999, net investment income per share was calculated by taking the difference in undistributed net investment income per share at the beginning and end of the period, adjusted for per share distributions. Beginning April 1 , 1999, net investment income per share is calculated by dividing net investment income for the period by the average shares outstanding during the period.
(4)  Total returns are not annualized for periods less than one year.
(5) Ratios are annualized for periods of less than one year. Expense reimbursements reflect voluntary reductions to total expenses, as discussed in the notes to financial statements. Such amounts would decrease net investment income (loss) ratios had such reductions not occurred.
(6)  Net expenses include certain items not subject to expense reimbursement.

--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2001 (UNAUDITED)

                             WORLDWIDE       GLOBAL         GLOBAL
                              GROWTH         SELECT       TECHNOLOGY
ASSETS
Investments, at value*     $ 71,464,722   $29,118,681   $  40,514,087
Foreign currencies, at
  value**                            --        56,815              --
Cash                            566,975            --         969,692
Cash collateral received
  for securities loaned       2,346,950       151,200         874,300
Receivables:
  Investment securities
    sold                      4,047,561     2,689,695       1,182,578
  Capital shares sold               812         4,672              --
  Dividends                     108,844        37,712           3,566
  Interest                           13            --              --
  From investment advisor            --            --              --
Unrealized gain on
  forward currency
  contracts                      44,457         5,804              --
Other assets                     24,925         2,490          46,377
                           ------------   -----------   -------------
    Total Assets             78,605,259    32,067,069      43,590,600
                           ------------   -----------   -------------
LIABILITIES
Payables:
  Bank overdraft           $         --   $   404,737   $          --
  Investments purchased       4,771,022     2,478,422       1,351,050
  Capital shares redeemed            --             3          74,613
  Collateral on
    securities loaned         2,346,950       151,200         874,300
  Dividends                          --            --              --
  To investment advisor          46,403        15,505          30,322
Unrealized loss on
  forward currency
  contracts                          --            --              --
Other liabilities               124,755        52,442         155,442
                           ------------   -----------   -------------
    Total Liabilities         7,289,130     3,102,309       2,485,727
                           ------------   -----------   -------------
NET ASSETS                 $ 71,316,129   $28,964,760   $  41,104,873
                           ------------   -----------   -------------
                           ------------   -----------   -------------

   * Investments, at cost  $ 80,605,567   $31,617,568   $  56,197,842
                           ------------   -----------   -------------
                           ------------   -----------   -------------
  ** Foreign currencies,
    at cost                $       (310)  $    56,656   $       5,747
                           ------------   -----------   -------------
                           ------------   -----------   -------------
NET ASSETS CONSIST OF:
Paid-in capital            $126,201,046   $39,715,868   $ 240,897,004
Undistributed net
  investment income
  (loss)                         31,205       (75,743)       (231,704)
Accumulated net realized
  gain (loss) on
  investments and foreign
  currencies                (45,820,419)   (8,185,529)   (183,870,994)
Net unrealized
  appreciation
  (depreciation) of
  investments and of
  other assets and
  liabilities denominated
  in foreign currencies      (9,095,703)   (2,489,836)    (15,689,433)
                           ------------   -----------   -------------
Net assets applicable to
  all shares outstanding   $ 71,316,129   $28,964,760   $  41,104,873
                           ------------   -----------   -------------
                           ------------   -----------   -------------
Net Assets of
  Institutional Shares     $ 71,316,129   $28,964,760   $  41,104,873
Net Assets of Retirement
  Shares                             NA            NA              NA
                           ------------   -----------   -------------
                           ------------   -----------   -------------
Institutional Shares
  outstanding                 5,788,449     2,641,544       2,957,431
Retirement Shares
  outstanding                        NA            NA              NA
                           ------------   -----------   -------------
                           ------------   -----------   -------------
Net Asset Value --
  Institutional Share      $      12.32   $     10.97   $       13.90
Net Asset Value --
  Retirement Share                   NA            NA              NA
                           ------------   -----------   -------------
                           ------------   -----------   -------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

                              GLOBAL      INTERNATIONAL   INTERNATIONAL    INTERNATIONAL    EMERGING       PACIFIC
                            HEALTH CARE    CORE GROWTH   SMALL CAP GROWTH   STRUCTURED      COUNTRIES        RIM
ASSETS
Investments, at value*     $101,359,674   $209,414,435    $154,316,751      $  836,716    $ 77,954,278   $ 9,975,656
Foreign currencies, at
  value**                            --             --         810,640              --         852,675        20,293
Cash                          1,903,116             --         200,386              --              --        10,414
Cash collateral received
  for securities loaned         823,000      5,737,942      11,462,366           4,750       2,585,500            --
Receivables:
  Investment securities
    sold                     16,172,147     15,680,357       2,740,926              --       5,548,891       707,329
  Capital shares sold                --          1,979          45,216              --         351,230            --
  Dividends                      25,396        551,865         359,496           4,333         368,057        37,036
  Interest                           --             --              --              --               6            --
  From investment advisor            --             --              --           3,840              --        10,977
Unrealized gain on
  forward currency
  contracts                          --        209,231         135,633              --              --         4,803
Other assets                     42,808         52,516          43,786           7,217         199,349         2,917
                           ------------   ------------    ------------      ----------    ------------   -----------
    Total Assets            120,326,141    231,648,325     170,115,200         856,856      87,859,986    10,769,425
                           ------------   ------------    ------------      ----------    ------------   -----------
LIABILITIES
Payables:
  Bank overdraft           $         --   $    130,579    $         --      $    7,607    $  2,118,982   $        --
  Investments purchased       5,144,455     16,690,393       4,132,584              55       2,262,970     1,146,131
  Capital shares redeemed    12,430,474         26,030          51,403              --         338,681            --
  Collateral on
    securities loaned           823,000      5,737,942      11,462,366           4,750       2,585,500            --
  Dividends                          --             --              --              --              --             1
  To investment advisor          86,686        162,891         113,391              --          62,565            --
Unrealized loss on
  forward currency
  contracts                          --             --              --              --              --            --
Other liabilities               130,596        217,204         223,307          16,431         234,789        60,877
                           ------------   ------------    ------------      ----------    ------------   -----------
    Total Liabilities        18,615,211     22,965,039      15,983,051          28,843       7,603,487     1,207,009
                           ------------   ------------    ------------      ----------    ------------   -----------
NET ASSETS                 $101,710,930   $208,683,286    $154,132,149      $  828,013    $ 80,256,499   $ 9,562,416
                           ------------   ------------    ------------      ----------    ------------   -----------
                           ------------   ------------    ------------      ----------    ------------   -----------

   * Investments, at cost  $ 93,637,452   $223,040,557    $173,681,739      $  960,998    $ 93,409,641   $11,047,810
                           ------------   ------------    ------------      ----------    ------------   -----------
                           ------------   ------------    ------------      ----------    ------------   -----------
  ** Foreign currencies,
    at cost                $         --   $    (65,972)   $    825,920      $        1    $    846,970   $    20,022
                           ------------   ------------    ------------      ----------    ------------   -----------
                           ------------   ------------    ------------      ----------    ------------   -----------
NET ASSETS CONSIST OF:
Paid-in capital            $120,316,745   $303,847,177    $236,982,909      $1,000,150    $193,105,484   $12,833,728
Undistributed net
  investment income
  (loss)                       (486,545)       350,824        (468,069)          6,327        (900,017)       40,527
Accumulated net realized
  gain (loss) on
  investments and foreign
  currencies                (25,841,566)   (82,092,247)    (63,159,237)        (54,472)    (96,489,511)   (2,243,755)
Net unrealized
  appreciation
  (depreciation) of
  investments and of
  other assets and
  liabilities denominated
  in foreign currencies       7,722,296    (13,422,468)    (19,223,454)       (123,992)    (15,459,457)   (1,068,084)
                           ------------   ------------    ------------      ----------    ------------   -----------
Net assets applicable to
  all shares outstanding   $101,710,930   $208,683,286    $154,132,149      $  828,013    $ 80,256,499   $ 9,562,416
                           ------------   ------------    ------------      ----------    ------------   -----------
                           ------------   ------------    ------------      ----------    ------------   -----------
Net Assets of
  Institutional Shares     $101,710,930   $198,881,067    $154,132,149      $  828,013    $ 80,256,409   $ 9,562,416
Net Assets of Retirement
  Shares                             NA      9,802,219              NA              NA              90            NA
                           ------------   ------------    ------------      ----------    ------------   -----------
                           ------------   ------------    ------------      ----------    ------------   -----------
Institutional Shares
  outstanding                 4,137,428     12,108,791       7,510,578          80,012       9,274,024     1,597,512
Retirement Shares
  outstanding                        NA        599,807              NA              NA              10            NA
                           ------------   ------------    ------------      ----------    ------------   -----------
                           ------------   ------------    ------------      ----------    ------------   -----------
Net Asset Value --
  Institutional Share      $      24.58   $      16.42    $      20.52      $    10.35    $       8.65   $      5.99
Net Asset Value --
  Retirement Share                   NA   $      16.34              NA              NA    $       8.60            NA
                           ------------   ------------    ------------      ----------    ------------   -----------
                           ------------   ------------    ------------      ----------    ------------   -----------

--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS
STATEMENT OF ASSETS AND LIABILITIES -- CONTINUED
SEPTEMBER 30, 2001 (UNAUDITED)

                              LATIN        LARGE CAP       MID CAP
                             AMERICA        GROWTH         GROWTH
ASSETS
Investments, at value*     $ 3,152,386   $ 79,392,079   $ 79,582,980
Foreign currencies, at
  value**                            3             --             --
Cash                                --        467,498      1,215,062
Cash collateral received
  for securities loaned             --      5,401,600          5,500
Receivables:
  Investment securities
    sold                       673,551      2,077,402      3,919,951
  Capital shares sold               --         18,057            303
  Dividends                     13,685         17,153          6,720
  Interest                          --             --             --
  From investment advisor        5,920             --             --
Unrealized gain on
  forward currency
  contracts                         --             --             --
Other assets                       930         35,822         39,577
                           -----------   ------------   ------------
    Total Assets             3,846,475     87,409,611     84,770,093
                           -----------   ------------   ------------
LIABILITIES
Payables:
  Bank overdraft           $   393,394   $         --   $         --
  Investments purchased        468,512      2,482,644      4,921,221
  Capital shares redeemed           --          6,135          5,056
  Collateral on
    securities loaned               --      5,401,600          5,500
  Dividends                         --             --             --
  To investment advisor             --         37,279         37,637
Unrealized loss on
  forward currency
  contracts                         --             --             --
Other liabilities               33,165         91,774        126,681
                           -----------   ------------   ------------
    Total Liabilities          895,071      8,019,432      5,096,095
                           -----------   ------------   ------------
NET ASSETS                 $ 2,951,404   $ 79,390,179   $ 79,673,998
                           -----------   ------------   ------------
                           -----------   ------------   ------------

   * Investments, at cost  $ 3,449,970   $ 94,597,541   $ 94,727,822
                           -----------   ------------   ------------
                           -----------   ------------   ------------
  ** Foreign currencies,
    at cost                $         5   $         --   $         --
                           -----------   ------------   ------------
                           -----------   ------------   ------------
NET ASSETS CONSIST OF:
Paid-in capital            $ 4,526,348   $172,532,376   $155,169,392
Undistributed net
  investment income
  (loss)                       122,601       (292,543)      (346,267)
Accumulated net realized
  gain (loss) on
  investments and foreign
  currencies                (1,402,337)   (77,644,192)   (60,004,285)
Net unrealized
  appreciation
  (depreciation) of
  investments and of
  other assets and
  liabilities denominated
  in foreign currencies       (295,208)   (15,205,462)   (15,144,842)
                           -----------   ------------   ------------
Net assets applicable to
  all shares outstanding   $ 2,951,404   $ 79,390,179   $ 79,673,998
                           -----------   ------------   ------------
                           -----------   ------------   ------------
Net Assets of
  Institutional Shares     $ 2,951,404   $ 47,546,348   $ 79,621,431
Net Assets of Retirement
  Shares                            NA     31,843,831         52,567
                           -----------   ------------   ------------
                           -----------   ------------   ------------
Institutional Shares
  outstanding                  386,290      2,927,766      8,329,170
Retirement Shares
  outstanding                       NA      1,971,457          5,518
                           -----------   ------------   ------------
                           -----------   ------------   ------------
Net Asset Value --
  Institutional Share      $      7.64   $      16.24   $       9.56
Net Asset Value --
  Retirement Share                  NA   $      16.15   $       9.53
                           -----------   ------------   ------------
                           -----------   ------------   ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

                             SMALL CAP      MINI CAP                    SMALL CAP                   HIGH QUALITY   HIGH YIELD
                              GROWTH         GROWTH         VALUE         VALUE       CONVERTIBLE       BOND          BOND
ASSETS
Investments, at value*     $131,101,424   $ 80,597,098   $56,103,339   $35,474,617   $ 94,324,065   $60,129,157   $49,677,877
Foreign currencies, at
  value**                            --             --            --            --             --            --            --
Cash                          1,687,098        349,345            --     1,267,146        425,930            --            --
Cash collateral received
  for securities loaned       5,028,200      3,131,800       904,800       725,900             --            --            --
Receivables:
  Investment securities
    sold                      4,874,100      2,446,827            --            --      1,076,727     8,501,527       642,502
  Capital shares sold            63,745         30,500         6,358         4,783             --        11,437            --
  Dividends                      40,607            963        94,386        58,217        110,948            --            --
  Interest                           --             --            --            --        576,231       958,748     1,349,143
  From investment advisor            --             --            --            --             --         2,959            --
Unrealized gain on
  forward currency
  contracts                          --             --            --            --             --            --            --
Other assets                     43,148         21,813        21,134         6,927         25,210        15,218        12,098
                           ------------   ------------   -----------   -----------   ------------   -----------   -----------
    Total Assets            142,838,322     86,578,346    57,130,017    37,537,590     96,539,111    69,619,046    51,681,620
                           ------------   ------------   -----------   -----------   ------------   -----------   -----------
LIABILITIES
Payables:
  Bank overdraft           $         --   $         --   $    27,023   $        --   $         --   $ 3,329,943   $   359,022
  Investments purchased       4,276,915      1,813,036       827,068       185,025      3,555,974    11,520,933       728,796
  Capital shares redeemed         4,199        424,120         6,348       249,998            384       121,814        30,166
  Collateral on
    securities loaned         5,028,200      3,131,800       904,800       725,900             --            --            --
  Dividends                          --             --            --            --         66,570           969        46,329
  To investment advisor          84,030         75,692        22,960        20,205         45,204            --        12,172
Unrealized loss on
  forward currency
  contracts                          --             --            --            --             --       175,197            --
Other liabilities               164,455         85,935        57,397        53,543        106,184        77,063        54,095
                           ------------   ------------   -----------   -----------   ------------   -----------   -----------
    Total Liabilities         9,557,799      5,530,583     1,845,596     1,234,671      3,774,316    15,225,919     1,230,580
                           ------------   ------------   -----------   -----------   ------------   -----------   -----------
NET ASSETS                 $133,280,523   $ 81,047,763   $55,284,421   $36,302,919   $ 92,764,795   $54,393,127   $50,451,040
                           ------------   ------------   -----------   -----------   ------------   -----------   -----------
                           ------------   ------------   -----------   -----------   ------------   -----------   -----------

   * Investments, at cost  $156,060,125   $ 81,967,331   $57,280,801   $38,593,639   $102,342,602   $59,974,807   $54,466,717
                           ------------   ------------   -----------   -----------   ------------   -----------   -----------
                           ------------   ------------   -----------   -----------   ------------   -----------   -----------
  ** Foreign currencies,
    at cost                $         --   $         --   $        --   $        --   $         --   $        (3)  $        --
                           ------------   ------------   -----------   -----------   ------------   -----------   -----------
                           ------------   ------------   -----------   -----------   ------------   -----------   -----------
NET ASSETS CONSIST OF:
Paid-in capital            $212,011,266   $105,904,897   $57,832,614   $39,130,865   $130,847,144   $54,250,206   $60,295,518
Undistributed net
  investment income
  (loss)                        (24,170)      (543,332)      414,273       131,079       (389,721)     (132,965)      (25,881)
Accumulated net realized
  gain (loss) on
  investments and foreign
  currencies                (53,747,872)   (22,943,568)   (1,785,004)      159,997    (29,722,793)      430,783    (5,041,691)
Net unrealized
  appreciation
  (depreciation) of
  investments and of
  other assets and
  liabilities denominated
  in foreign currencies     (24,958,701)    (1,370,234)   (1,177,462)   (3,119,022)    (7,969,835)     (154,897)   (4,776,906)
                           ------------   ------------   -----------   -----------   ------------   -----------   -----------
Net assets applicable to
  all shares outstanding   $133,280,523   $ 81,047,763   $55,284,421   $36,302,919   $ 92,764,795   $54,393,127   $50,451,040
                           ------------   ------------   -----------   -----------   ------------   -----------   -----------
                           ------------   ------------   -----------   -----------   ------------   -----------   -----------
Net Assets of
  Institutional Shares     $130,063,305   $ 81,047,763   $45,433,206   $36,302,919   $ 92,764,795   $47,039,692   $50,450,897
Net Assets of Retirement
  Shares                      3,217,218             NA     9,851,215            NA             NA     7,353,435           143
                           ------------   ------------   -----------   -----------   ------------   -----------   -----------
                           ------------   ------------   -----------   -----------   ------------   -----------   -----------
Institutional Shares
  outstanding                16,360,899      9,019,011     2,059,659     2,993,528      4,587,787     3,722,919     5,253,103
Retirement Shares
  outstanding                   406,294             NA       447,531            NA             NA       581,246            15
                           ------------   ------------   -----------   -----------   ------------   -----------   -----------
                           ------------   ------------   -----------   -----------   ------------   -----------   -----------
Net Asset Value --
  Institutional Share      $       7.95   $       8.99   $     22.06   $     12.13   $      20.22   $     12.64   $      9.60
Net Asset Value --
  Retirement Share         $       7.92             NA   $     22.01            NA             NA   $     12.65   $      9.56
                           ------------   ------------   -----------   -----------   ------------   -----------   -----------
                           ------------   ------------   -----------   -----------   ------------   -----------   -----------

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                                                                             103

NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS
STATEMENT OF OPERATIONS
FOR THE PERIOD ENDED SEPTEMBER 30, 2001 (UNAUDITED)

                                            WORLDWIDE       GLOBAL        GLOBAL         GLOBAL     INTERNATIONAL
                                             GROWTH         SELECT      TECHNOLOGY    HEALTH CARE    CORE GROWTH
INVESTMENT INCOME
Dividends, net of foreign taxes*          $    475,501   $    88,700   $     89,593   $   196,042   $  1,962,738
Interest                                        56,999        18,632        249,163        92,966        329,968
Securities lending                             264,637        13,568        270,632        67,888        313,711
                                          ------------   -----------   ------------   -----------   ------------
  Total Income                                 797,137       120,900        609,388       356,896      2,606,417
                                          ------------   -----------   ------------   -----------   ------------
EXPENSE
Advisory fee                                   465,643       108,615        366,106       572,702      1,159,835
Accounting and administration fees              30,793        23,629         28,532        30,939         59,597
Custodian fees                                  75,304        25,088         57,308        57,617        106,849
Transfer agent fees and expenses                20,562        10,753         26,646        27,283         40,815
Shareholder servicing fees                          --            --             --            --         14,005
Administrative services                         46,564        13,578         37,319        57,270        115,983
Professional fees                               10,898         2,704          9,954        13,655         28,249
Shareholder reporting                            7,202         1,623          6,102         6,791         17,092
Registration fees                                7,331         2,720         14,213        12,769         16,124
Trustees' fees and expenses                      2,012           383          1,656         2,252          4,764
Interest and credit facility fee                 1,981         1,138          1,450         2,065          2,622
Insurance                                       12,871            36         16,797        13,879         25,769
Miscellaneous                                    7,247         5,609         31,093        12,934         13,932
                                          ------------   -----------   ------------   -----------   ------------
    Total Expenses                             688,408       195,876        597,176       810,156      1,605,636
Expenses (reimbursed)/recouped                 (56,975)      (30,763)       (59,201)       (6,274)        17,426
                                          ------------   -----------   ------------   -----------   ------------
  Net Expenses                                 631,433       165,113        537,975       803,882      1,623,062
                                          ------------   -----------   ------------   -----------   ------------
NET INVESTMENT INCOME (LOSS)                   165,704       (44,213)        71,413      (446,986)       983,355
                                          ------------   -----------   ------------   -----------   ------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
Realized gain (loss) from:
  Securities                               (25,003,842)   (5,872,615)   (45,225,058)   (3,143,976)   (43,774,061)
  Foreign currency transactions               (274,704)      (40,568)      (181,812)      (11,938)      (948,872)
                                          ------------   -----------   ------------   -----------   ------------
    Net realized gain (loss)               (25,278,546)   (5,913,183)   (45,406,870)   (3,155,914)   (44,722,933)
                                          ------------   -----------   ------------   -----------   ------------
Change in unrealized appreciation
  (depreciation) of:
  Investments                                4,704,875    (1,379,847)    20,650,935     4,786,302      7,803,412
  Other assets and liabilities
    denominated in foreign currencies          166,620        39,619          6,745           850        223,874
                                          ------------   -----------   ------------   -----------   ------------
      Net unrealized appreciation
        (depreciation)                       4,871,495    (1,340,228)    20,657,680     4,787,152      8,027,286
                                          ------------   -----------   ------------   -----------   ------------
NET GAIN (LOSS) ON INVESTMENTS             (20,407,051)   (7,253,411)   (24,749,190)    1,631,238    (36,695,647)
                                          ------------   -----------   ------------   -----------   ------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS               $(20,241,347)  $(7,297,624)  $(24,677,777)  $ 1,184,252   $(35,712,292)
                                          ------------   -----------   ------------   -----------   ------------
                                          ------------   -----------   ------------   -----------   ------------
   * Foreign taxes withheld.              $     52,553   $     2,916   $      1,403   $     4,960   $    244,972
                                          ------------   -----------   ------------   -----------   ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
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104

                                           INTERNATIONAL    INTERNATIONAL     EMERGING        PACIFIC        LATIN
                                          SMALL CAP GROWTH   STRUCTURED      COUNTRIES          RIM         AMERICA
INVESTMENT INCOME
Dividends, net of foreign taxes*           $  1,864,601      $  10,383     $  1,144,287    $   103,232    $  40,433
Interest                                        207,292          1,048           98,909         19,629        3,483
Securities lending                              271,137             --          334,038          6,723       20,366
                                           ------------      ---------     ------------    -----------    ---------
  Total Income                                2,343,030         11,431        1,577,234        129,584       64,282
                                           ------------      ---------     ------------    -----------    ---------
EXPENSE
Advisory fee                                    919,454          3,137          764,258         47,698       24,344
Accounting and administration fees               49,592          4,143           45,135         23,638       23,601
Custodian fees                                  126,487         25,169          173,512         63,509       24,447
Transfer agent fees and expenses                 34,330          1,274           26,518          6,369        6,282
Shareholder servicing fees                           --             --               --             --           --
Administrative services                          91,945            366           64,863          4,770        1,947
Professional fees                                23,674            102           18,640          1,025          527
Shareholder reporting                            13,952             64           10,259            500          326
Registration fees                                12,315          4,580           16,288          1,688        1,338
Trustees' fees and expenses                       3,830             14            2,838             36           74
Interest and credit facility fee                  1,751              7            8,166             38        1,069
Insurance                                        22,194             --           20,194              5           13
Miscellaneous                                    23,162            851           72,656          5,986        1,370
                                           ------------      ---------     ------------    -----------    ---------
    Total Expenses                            1,322,686         39,707        1,223,327        155,262       85,338
Expenses (reimbursed)/recouped                  (17,702)       (34,603)        (130,600)       (87,649)     (51,307)
                                           ------------      ---------     ------------    -----------    ---------
  Net Expenses                                1,304,984          5,104        1,092,727         67,613       34,031
                                           ------------      ---------     ------------    -----------    ---------
NET INVESTMENT INCOME (LOSS)                  1,038,046          6,327          484,507         61,971       30,251
                                           ------------      ---------     ------------    -----------    ---------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
Realized gain (loss) from:
  Securities                                (25,299,188)       (55,572)     (17,362,907)    (1,479,133)    (814,305)
  Foreign currency transactions                (548,705)         1,100         (235,772)       (27,383)     (10,302)
                                           ------------      ---------     ------------    -----------    ---------
    Net realized gain (loss)                (25,847,893)       (54,472)     (17,598,679)    (1,506,516)    (824,607)
                                           ------------      ---------     ------------    -----------    ---------
Change in unrealized appreciation
  (depreciation) of:
  Investments                                (4,271,595)      (124,287)      (9,112,041)      (982,516)     197,961
  Other assets and liabilities
    denominated in foreign currencies           147,138            295            1,212          4,926        2,660
                                           ------------      ---------     ------------    -----------    ---------
      Net unrealized appreciation
        (depreciation)                       (4,124,457)      (123,992)      (9,110,829)      (977,590)     200,621
                                           ------------      ---------     ------------    -----------    ---------
NET GAIN (LOSS) ON INVESTMENTS              (29,972,350)      (178,464)     (26,709,508)    (2,484,106)    (623,986)
                                           ------------      ---------     ------------    -----------    ---------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                $(28,934,304)     $(172,137)    $(26,225,001)   $(2,422,135)   $(593,735)
                                           ------------      ---------     ------------    -----------    ---------
                                           ------------      ---------     ------------    -----------    ---------
   * Foreign taxes withheld.               $    251,651      $   1,620     $     69,141    $     7,669    $   8,484
                                           ------------      ---------     ------------    -----------    ---------

                                            LARGE CAP        MID CAP        SMALL CAP       MINI CAP
                                              GROWTH          GROWTH          GROWTH         GROWTH
INVESTMENT INCOME
Dividends, net of foreign taxes*          $    144,305    $     49,711    $    165,683    $     4,404
Interest                                        35,842         142,318         292,884         86,907
Securities lending                             106,074          47,521         521,886         36,489
                                          ------------    ------------    ------------    -----------
  Total Income                                 286,221         239,550         980,453        127,800
                                          ------------    ------------    ------------    -----------
EXPENSE
Advisory fee                                   392,109         435,334         834,715        536,551
Accounting and administration fees              37,916          42,854          49,168         23,634
Custodian fees                                  20,372          27,223          61,377         36,296
Transfer agent fees and expenses                26,673          32,294          32,139         16,959
Shareholder servicing fees                      53,070              87           4,839             --
Administrative services                         52,281          58,044          83,472         42,924
Professional fees                               11,947          13,062          17,697          8,828
Shareholder reporting                            7,758           9,093          11,980          4,376
Registration fees                               13,698          14,309          14,247         11,878
Trustees' fees and expenses                      2,151           2,571           3,321          1,642
Interest and credit facility fee                 1,119           3,609           1,392            647
Insurance                                       11,861          18,261          20,801          2,559
Miscellaneous                                    7,067           8,968          15,054         15,660
                                          ------------    ------------    ------------    -----------
    Total Expenses                             638,022         665,709       1,150,202        701,954
Expenses (reimbursed)/recouped                 (59,258)        (79,892)       (145,579)       (30,822)
                                          ------------    ------------    ------------    -----------
  Net Expenses                                 578,764         585,817       1,004,623        671,132
                                          ------------    ------------    ------------    -----------
NET INVESTMENT INCOME (LOSS)                  (292,543)       (346,267)        (24,170)      (543,332)
                                          ------------    ------------    ------------    -----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
Realized gain (loss) from:
  Securities                               (34,744,712)    (22,130,716)    (22,724,512)    (6,079,094)
  Foreign currency transactions                     --              --              --             --
                                          ------------    ------------    ------------    -----------
    Net realized gain (loss)               (34,744,712)    (22,130,716)    (22,724,512)    (6,079,094)
                                          ------------    ------------    ------------    -----------
Change in unrealized appreciation
  (depreciation) of:
  Investments                                3,080,249     (12,365,828)     (8,307,395)    (1,043,583)
  Other assets and liabilities
    denominated in foreign currencies               --              --              --             --
                                          ------------    ------------    ------------    -----------
      Net unrealized appreciation
        (depreciation)                       3,080,249     (12,365,828)     (8,307,395)    (1,043,583)
                                          ------------    ------------    ------------    -----------
NET GAIN (LOSS) ON INVESTMENTS             (31,664,463)    (34,496,544)    (31,031,907)    (7,122,677)
                                          ------------    ------------    ------------    -----------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS               $(31,957,006)   $(34,842,811)   $(31,056,077)   $(7,666,009)
                                          ------------    ------------    ------------    -----------
                                          ------------    ------------    ------------    -----------
   * Foreign taxes withheld.              $         --    $         --    $        661    $        --
                                          ------------    ------------    ------------    -----------

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                                                                             105

NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS
STATEMENT OF OPERATIONS -- CONTINUED
FOR THE PERIOD ENDED SEPTEMBER 30, 2001 (UNAUDITED)

                                                           SMALL CAP                    HIGH QUALITY   HIGH YIELD
                                              VALUE          VALUE       CONVERTIBLE        BOND          BOND
INVESTMENT INCOME
Dividends, net of foreign taxes*          $   578,560    $   293,554    $    876,661    $   13,438    $        --
Interest                                       31,245         29,158       1,494,468     1,649,189      2,792,111
Securities lending                             20,366             --          10,183            --         20,366
                                          -----------    -----------    ------------    ----------    -----------
  Total Income                                630,171        322,712       2,381,312     1,662,627      2,812,477
                                          -----------    -----------    ------------    ----------    -----------
EXPENSE
Advisory fee                                  243,422        146,977         456,886       109,805        160,170
Accounting and administration fees             29,518         19,491          36,661        29,534         29,541
Custodian fees                                 19,662         25,747          31,461        44,676         20,861
Transfer agent fees and expenses               16,426          5,526          24,145        14,278         11,850
Shareholder servicing fees                     13,137             --              --         7,553             --
Administrative services                        32,456         14,701          60,918        24,401         26,696
Professional fees                               7,333          2,980          14,483         5,684          6,053
Shareholder reporting                           4,559          1,679           9,252         3,070          3,604
Registration fees                              10,129          6,146           5,395         8,963         17,857
Trustees' fees and expenses                     1,151            494           2,463           952            941
Interest and credit facility fee                3,419            139           1,140           848            781
Insurance                                       2,078             --          13,276         1,419          1,522
Miscellaneous                                   5,970         11,502           7,991         3,145          7,881
                                          -----------    -----------    ------------    ----------    -----------
    Total Expenses                            389,260        235,382         664,071       254,328        287,757
Expenses (reimbursed)/recouped                (46,618)       (43,749)        (52,123)     (133,539)       (85,167)
                                          -----------    -----------    ------------    ----------    -----------
  Net Expenses                                342,642        191,633         611,948       120,789        202,590
                                          -----------    -----------    ------------    ----------    -----------
NET INVESTMENT INCOME (LOSS)                  287,529        131,079       1,769,364     1,541,838      2,609,887
                                          -----------    -----------    ------------    ----------    -----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
Realized gain (loss) from:
  Securities                               (2,107,904)       159,997     (15,706,940)       62,969     (3,916,797)
  Foreign currency transactions                    --             --              --       (26,950)            --
                                          -----------    -----------    ------------    ----------    -----------
    Net realized gain (loss)               (2,107,904)       159,997     (15,706,940)       36,019     (3,916,797)
                                          -----------    -----------    ------------    ----------    -----------
Change in unrealized appreciation
  (depreciation) of:
  Investments                              (1,972,275)    (3,119,022)        476,950      (139,183)    (2,337,027)
  Other assets and liabilities
    denominated in foreign currencies              --             --              --      (370,973)            --
                                          -----------    -----------    ------------    ----------    -----------
      Net unrealized appreciation
        (depreciation)                     (1,972,275)    (3,119,022)        476,950      (510,156)    (2,337,027)
                                          -----------    -----------    ------------    ----------    -----------
NET GAIN (LOSS) ON INVESTMENTS             (4,080,179)    (2,959,025)    (15,229,990)     (474,137)    (6,253,824)
                                          -----------    -----------    ------------    ----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS               $(3,792,650)   $(2,827,946)   $(13,460,626)   $1,067,701    $(3,643,937)
                                          -----------    -----------    ------------    ----------    -----------
                                          -----------    -----------    ------------    ----------    -----------
   * Foreign taxes withheld.              $        --    $       293    $       (504)   $       --    $        --
                                          -----------    -----------    ------------    ----------    -----------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

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                                                                             107

NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS
STATEMENT OF CHANGES IN NET ASSETS
PERIODS ENDED SEPTEMBER 30, 2001 AND MARCH 31, 2001

                                                       WORLDWIDE GROWTH                   GLOBAL SELECT
                                               -----------------------------------------------------------------
                                                SEPTEMBER 30,                     SEPTEMBER 30,
                                                     2001          MARCH 31,           2001          MARCH 31,
                                                 (UNAUDITED)          2001         (UNAUDITED)         2001
                                               ----------------  --------------  ----------------  -------------
INCREASE (DECREASE) IN NET ASSETS
  FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                  $    165,704     $   (453,683)     $   (44,213)    $   (42,394)
  Net realized gain (loss)                       (25,278,546)     (15,097,837)      (5,913,183)     (1,302,951)
  Net unrealized appreciation (depreciation)       4,871,495      (69,148,280)      (1,340,228)     (7,289,569)
                                                ------------     ------------      -----------     -----------
    Net increase (decrease) in net assets
      from investment operations                 (20,241,347)     (84,699,800)      (7,297,624)     (8,634,914)
                                                ------------     ------------      -----------     -----------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Institutional Class                                   --               --               --              --
    Retirement Class                                      --               --               --              --
  From net realized gains
    Institutional Class                                   --      (31,847,742)              --      (6,603,739)
    Retirement Class                                      --               --               --              --
                                                ------------     ------------      -----------     -----------
    Total distributions                                   --      (31,847,742)              --      (6,603,739)
                                                ------------     ------------      -----------     -----------
FROM CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold
    Institutional Class                            9,739,323       14,287,630       26,656,881       7,254,756
    Retirement Class                                      --               --               --              --
  Distributions reinvested
    Institutional Class                                   --       29,969,802               --       6,579,771
    Retirement Class                                      --               --               --              --
  Cost of shares redeemed
    Institutional Class                          (16,899,504)     (17,722,833)      (5,417,792)     (8,314,191)
    Retirement Class                                      --               --               --              --
                                                ------------     ------------      -----------     -----------
    Net increase (decrease) in net assets
      from share transactions                     (7,160,181)      26,534,599       21,239,089       5,520,336
                                                ------------     ------------      -----------     -----------
    Net Increase (Decrease) in Net Assets        (27,401,528)     (90,012,943)      13,941,465      (9,718,317)
NET ASSETS
  Beginning                                       98,717,657      188,730,600       15,023,295      24,741,612
                                                ------------     ------------      -----------     -----------
  Ending                                        $ 71,316,129     $ 98,717,657      $28,964,760     $15,023,295
                                                ------------     ------------      -----------     -----------
                                                ------------     ------------      -----------     -----------
Undistributed net investment income (loss),
  ending                                        $     31,205     $   (134,499)     $   (75,743)    $   (31,530)
                                                ------------     ------------      -----------     -----------
                                                ------------     ------------      -----------     -----------
INSTITUTIONAL CLASS -- CAPITAL SHARE ACTIVITY
  Shares sold                                        571,187          466,191        1,913,352         306,893
  Distributions reinvested                                --        1,427,813               --         424,228
  Shares redeemed                                 (1,035,972)        (517,499)        (440,402)       (337,791)
                                                ------------     ------------      -----------     -----------
  Net Institutional Share Activity                  (464,785)       1,376,505        1,472,950         393,330
                                                ------------     ------------      -----------     -----------
                                                ------------     ------------      -----------     -----------
RETIREMENT CLASS -- CAPITAL SHARE ACTIVITY
  Shares sold                                             --               --               --              --
  Distributions reinvested                                --               --               --              --
  Shares redeemed                                         --               --               --              --
                                                ------------     ------------      -----------     -----------
                                                ------------     ------------      -----------     -----------
  Net Retirement Share Activity                           --               --               --              --
                                                ------------     ------------      -----------     -----------
                                                ------------     ------------      -----------     -----------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

                                                       GLOBAL TECHNOLOGY                 GLOBAL HEALTH CARE
                                               --------------------------------------------------------------------
                                                SEPTEMBER 30,                      SEPTEMBER 30,
                                                     2001           MARCH 31,           2001           MARCH 31,
                                                 (UNAUDITED)          2001          (UNAUDITED)          2001
                                               ----------------  ---------------  ----------------  ---------------
INCREASE (DECREASE) IN NET ASSETS
  FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                  $     71,413     $  (2,307,587)    $   (446,986)    $    (697,670)
  Net realized gain (loss)                       (45,406,870)     (137,353,441)      (3,155,914)       (7,918,651)
  Net unrealized appreciation (depreciation)      20,657,680       (94,988,004)       4,787,152            70,873
                                                ------------     -------------     ------------     -------------
    Net increase (decrease) in net assets
      from investment operations                 (24,677,777)     (234,649,032)       1,184,252        (8,545,448)
                                                ------------     -------------     ------------     -------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Institutional Class                                   --                --               --          (430,374)
    Retirement Class                                      --                --               --                --
  From net realized gains
    Institutional Class                                   --       (84,888,493)              --       (33,272,179)
    Retirement Class                                      --                --               --                --
                                                ------------     -------------     ------------     -------------
    Total distributions                                   --       (84,888,493)              --       (33,702,553)
                                                ------------     -------------     ------------     -------------
FROM CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold
    Institutional Class                           20,117,582       144,554,156       50,142,198        93,676,769
    Retirement Class                                      --                --               --                --
  Distributions reinvested
    Institutional Class                                   --        77,255,233               --        31,461,902
    Retirement Class                                      --                --               --                --
  Cost of shares redeemed
    Institutional Class                          (29,956,723)     (231,968,534)     (37,719,329)     (120,142,113)
    Retirement Class                                      --                --               --                --
                                                ------------     -------------     ------------     -------------
    Net increase (decrease) in net assets
      from share transactions                     (9,839,141)      (10,159,145)      12,422,869         4,996,558
                                                ------------     -------------     ------------     -------------
    Net Increase (Decrease) in Net Assets        (34,516,918)     (329,696,670)      13,607,121       (37,251,443)
NET ASSETS
  Beginning                                       75,621,791       405,318,461       88,103,809       125,355,252
                                                ------------     -------------     ------------     -------------
  Ending                                        $ 41,104,873     $  75,621,791     $101,710,930     $  88,103,809
                                                ------------     -------------     ------------     -------------
                                                ------------     -------------     ------------     -------------
Undistributed net investment income (loss),
  ending                                        $   (231,704)    $    (303,117)    $   (486,545)    $     (39,559)
                                                ------------     -------------     ------------     -------------
                                                ------------     -------------     ------------     -------------
INSTITUTIONAL CLASS -- CAPITAL SHARE ACTIVITY
  Shares sold                                        834,530         1,915,463        1,870,658         2,850,177
  Distributions reinvested                                --         1,944,017               --         1,100,836
  Shares redeemed                                 (1,272,263)       (3,381,429)      (1,566,990)       (4,172,706)
                                                ------------     -------------     ------------     -------------
  Net Institutional Share Activity                  (437,733)          478,051          303,668          (221,693)
                                                ------------     -------------     ------------     -------------
                                                ------------     -------------     ------------     -------------
RETIREMENT CLASS -- CAPITAL SHARE ACTIVITY
  Shares sold                                             --                --               --                --
  Distributions reinvested                                --                --               --                --
  Shares redeemed                                         --                --               --                --
                                                ------------     -------------     ------------     -------------
                                                ------------     -------------     ------------     -------------
  Net Retirement Share Activity                           --                --               --                --
                                                ------------     -------------     ------------     -------------
                                                ------------     -------------     ------------     -------------

                                                   INTERNATIONAL CORE GROWTH       INTERNATIONAL SMALL CAP GROWTH
                                               --------------------------------------------------------------------
                                                SEPTEMBER 30,                      SEPTEMBER 30,
                                                     2001           MARCH 31,           2001           MARCH 31,
                                                 (UNAUDITED)          2001          (UNAUDITED)          2001
                                               ----------------  ---------------  ----------------  ---------------
INCREASE (DECREASE) IN NET ASSETS
  FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                  $    983,355     $     382,769     $  1,038,046     $    (583,401)
  Net realized gain (loss)                       (44,722,933)      (37,512,798)     (25,847,893)      (36,644,339)
  Net unrealized appreciation (depreciation)       8,027,286       (87,133,736)      (4,124,457)      (79,018,521)
                                                ------------     -------------     ------------     -------------
    Net increase (decrease) in net assets
      from investment operations                 (35,712,292)     (124,263,765)     (28,934,304)     (116,246,261)
                                                ------------     -------------     ------------     -------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Institutional Class                                   --                --               --          (744,987)
    Retirement Class                                      --                --               --                --
  From net realized gains
    Institutional Class                                   --       (15,150,877)              --       (50,655,699)
    Retirement Class                                      --          (752,869)              --                --
                                                ------------     -------------     ------------     -------------
    Total distributions                                   --       (15,903,746)              --       (51,400,686)
                                                ------------     -------------     ------------     -------------
FROM CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold
    Institutional Class                           29,171,369       142,156,768       10,515,086       158,311,493
    Retirement Class                               3,613,362        11,270,449               --                --
  Distributions reinvested
    Institutional Class                                   --        14,272,439               --        48,355,407
    Retirement Class                                      --           752,866               --                --
  Cost of shares redeemed
    Institutional Class                          (11,866,976)     (110,988,555)     (21,382,796)     (115,244,595)
    Retirement Class                              (3,340,764)       (9,585,072)              --                --
                                                ------------     -------------     ------------     -------------
    Net increase (decrease) in net assets
      from share transactions                     17,576,991        47,878,895      (10,867,710)       91,422,305
                                                ------------     -------------     ------------     -------------
    Net Increase (Decrease) in Net Assets        (18,135,301)      (92,288,616)     (39,802,014)      (76,224,642)
NET ASSETS
  Beginning                                      226,818,587       319,107,203      193,934,163       270,158,805
                                                ------------     -------------     ------------     -------------
  Ending                                        $208,683,286     $ 226,818,587     $154,132,149     $ 193,934,163
                                                ------------     -------------     ------------     -------------
                                                ------------     -------------     ------------     -------------
Undistributed net investment income (loss),
  ending                                        $    350,824     $    (632,531)    $   (468,069)    $  (1,506,115)
                                                ------------     -------------     ------------     -------------
                                                ------------     -------------     ------------     -------------
INSTITUTIONAL CLASS -- CAPITAL SHARE ACTIVITY
  Shares sold                                      1,499,937         5,159,851          426,830         4,036,220
  Distributions reinvested                                --           623,251               --         1,681,927
  Shares redeemed                                   (615,678)       (4,078,696)        (872,287)       (3,039,703)
                                                ------------     -------------     ------------     -------------
  Net Institutional Share Activity                   884,259         1,704,406         (445,457)        2,678,444
                                                ------------     -------------     ------------     -------------
                                                ------------     -------------     ------------     -------------
RETIREMENT CLASS -- CAPITAL SHARE ACTIVITY
  Shares sold                                        185,150           444,114               --                --
  Distributions reinvested                                --            32,977               --                --
  Shares redeemed                                   (171,520)         (379,931)              --                --
                                                ------------     -------------     ------------     -------------
                                                ------------     -------------     ------------     -------------
  Net Retirement Share Activity                       13,630            97,160               --                --
                                                ------------     -------------     ------------     -------------
                                                ------------     -------------     ------------     -------------

------------------------------

--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS
STATEMENT OF CHANGES IN NET ASSETS -- CONTINUED
PERIODS ENDED SEPTEMBER 30, 2001 AND MARCH 31, 2001

                                                  INTERNATIONAL STRUCTURED            EMERGING COUNTRIES
                                               -----------------------------------------------------------------
                                                SEPTEMBER 30,                   SEPTEMBER 30,
                                                   2001(1)        MARCH 31,          2001           MARCH 31,
                                                 (UNAUDITED)         2001        (UNAUDITED)          2001
                                               ----------------  ------------  ----------------  ---------------
INCREASE (DECREASE) IN NET ASSETS
  FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                   $    6,327      $       --     $    484,507     $    (269,424)
  Net realized gain (loss)                          (54,472)             --      (17,598,679)      (83,223,087)
  Net unrealized appreciation (depreciation)       (123,992)             --       (9,110,829)      (72,846,131)
                                                 ----------      ----------     ------------     -------------
    Net increase (decrease) in net assets
      from investment operations                   (172,137)             --      (26,225,001)     (156,338,642)
                                                 ----------      ----------     ------------     -------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Institutional Class                                  --              --               --                --
    Retirement Class                                     --              --               --                --
  From net realized gains
    Institutional Class                                  --              --               --       (25,023,559)
    Retirement Class                                     --              --               --               (16)
                                                 ----------      ----------     ------------     -------------
    Total distributions                                  --              --               --       (25,023,575)
                                                 ----------      ----------     ------------     -------------
FROM CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold
    Institutional Class                           1,000,150              --       16,119,696       103,833,938
    Retirement Class                                     --              --               --                --
  Distributions reinvested
    Institutional Class                                  --              --               --        19,117,400
    Retirement Class                                     --              --               --                11
  Cost of shares redeemed
    Institutional Class                                  --              --      (50,176,605)     (101,135,654)
    Retirement Class                                     --              --               --              (376)
                                                 ----------      ----------     ------------     -------------
    Net increase (decrease) in net assets
      from share transactions                     1,000,150              --      (34,056,909)       21,815,319
                                                 ----------      ----------     ------------     -------------
    Net Increase (Decrease) in Net Assets           828,013              --      (60,281,910)     (159,546,898)
NET ASSETS
  Beginning                                              --              --      140,538,409       300,085,307
                                                 ----------      ----------     ------------     -------------
  Ending                                         $  828,013      $       --     $ 80,256,499     $ 140,538,409
                                                 ----------      ----------     ------------     -------------
                                                 ----------      ----------     ------------     -------------
Undistributed net investment income (loss),
  ending                                         $    6,327      $       --     $   (900,017)    $  (1,384,524)
                                                 ----------      ----------     ------------     -------------
                                                 ----------      ----------     ------------     -------------
INSTITUTIONAL CLASS -- CAPITAL SHARE ACTIVITY
  Shares sold                                        80,012              --        1,485,540         5,711,129
  Distributions reinvested                               --              --               --         1,481,002
  Shares redeemed                                        --              --       (4,763,247)       (7,306,545)
                                                 ----------      ----------     ------------     -------------
  Net Institutional Share Activity                   80,012              --       (3,277,707)         (114,414)
                                                 ----------      ----------     ------------     -------------
                                                 ----------      ----------     ------------     -------------
RETIREMENT CLASS -- CAPITAL SHARE ACTIVITY
  Shares sold                                            --              --               --                --
  Distributions reinvested                               --              --               --                 1
  Shares redeemed                                        --              --               --               (19)
                                                 ----------      ----------     ------------     -------------
                                                 ----------      ----------     ------------     -------------
  Net Retirement Share Activity                          --              --               --               (18)
                                                 ----------      ----------     ------------     -------------
                                                 ----------      ----------     ------------     -------------

------------------------------

(1)  Commenced operations 05/07/01.
(2)  Commenced operations 05/01/01.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

                                                         PACIFIC RIM                     LATIN AMERICA
                                               ----------------------------------------------------------------
                                                SEPTEMBER 30,                    SEPTEMBER 30,
                                                     2001          MARCH 31,          2001          MARCH 31,
                                                 (UNAUDITED)         2001         (UNAUDITED)         2001
                                               ----------------  -------------  ----------------  -------------
INCREASE (DECREASE) IN NET ASSETS
  FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                   $    61,971     $   (14,561)     $    30,251     $    93,189
  Net realized gain (loss)                        (1,506,516)       (777,268)        (824,607)       (569,570)
  Net unrealized appreciation (depreciation)        (977,590)       (395,293)         200,621      (1,372,331)
                                                 -----------     -----------      -----------     -----------
    Net increase (decrease) in net assets
      from investment operations                  (2,422,135)     (1,187,122)        (593,735)     (1,848,712)
                                                 -----------     -----------      -----------     -----------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Institutional Class                                   --              --               --              --
    Retirement Class                                      --              --               --              --
  From net realized gains
    Institutional Class                                   --      (1,220,733)              --      (1,295,408)
    Retirement Class                                      --              --               --              --
                                                 -----------     -----------      -----------     -----------
    Total distributions                                   --      (1,220,733)              --      (1,295,408)
                                                 -----------     -----------      -----------     -----------
FROM CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold
    Institutional Class                           10,619,297       2,008,237          263,474         645,370
    Retirement Class                                      --              --               --              --
  Distributions reinvested
    Institutional Class                                   --       1,220,230               --       1,295,388
    Retirement Class                                      --              --               --              --
  Cost of shares redeemed
    Institutional Class                             (660,870)     (2,615,270)        (707,046)        (84,802)
    Retirement Class                                      --              --               --              --
                                                 -----------     -----------      -----------     -----------
    Net increase (decrease) in net assets
      from share transactions                      9,958,427         613,197         (443,572)      1,855,956
                                                 -----------     -----------      -----------     -----------
    Net Increase (Decrease) in Net Assets          7,536,292      (1,794,658)      (1,037,307)     (1,288,164)
NET ASSETS
  Beginning                                        2,026,124       3,820,782        3,988,711       5,276,875
                                                 -----------     -----------      -----------     -----------
  Ending                                         $ 9,562,416     $ 2,026,124      $ 2,951,404     $ 3,988,711
                                                 -----------     -----------      -----------     -----------
                                                 -----------     -----------      -----------     -----------
Undistributed net investment income (loss),
  ending                                         $    40,527     $   (21,444)     $   122,601     $    92,350
                                                 -----------     -----------      -----------     -----------
                                                 -----------     -----------      -----------     -----------
INSTITUTIONAL CLASS -- CAPITAL SHARE ACTIVITY
  Shares sold                                      1,400,768         162,746           28,713          58,790
  Distributions reinvested                                --         143,556               --         129,023
  Shares redeemed                                    (95,514)       (164,197)         (79,182)         (6,540)
                                                 -----------     -----------      -----------     -----------
  Net Institutional Share Activity                 1,305,254         142,105          (50,469)        181,273
                                                 -----------     -----------      -----------     -----------
                                                 -----------     -----------      -----------     -----------
RETIREMENT CLASS -- CAPITAL SHARE ACTIVITY
  Shares sold                                             --              --               --              --
  Distributions reinvested                                --              --               --              --
  Shares redeemed                                         --              --               --              --
                                                 -----------     -----------      -----------     -----------
                                                 -----------     -----------      -----------     -----------
  Net Retirement Share Activity                           --              --               --              --
                                                 -----------     -----------      -----------     -----------
                                                 -----------     -----------      -----------     -----------

                                                       LARGE CAP GROWTH                   MID CAP GROWTH
                                               -------------------------------------------------------------------
                                                SEPTEMBER 30,                     SEPTEMBER 30,
                                                     2001          MARCH 31,           2001           MARCH 31,
                                                 (UNAUDITED)          2001         (UNAUDITED)          2001
                                               ----------------  --------------  ----------------  ---------------
INCREASE (DECREASE) IN NET ASSETS
  FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                  $   (292,543)    $   (854,158)    $   (346,267)    $  (1,357,037)
  Net realized gain (loss)                       (34,744,712)     (42,899,481)     (22,130,716)       (8,905,966)
  Net unrealized appreciation (depreciation)       3,080,249      (48,818,835)     (12,365,828)     (125,643,229)
                                                ------------     ------------     ------------     -------------
    Net increase (decrease) in net assets
      from investment operations                 (31,957,006)     (92,572,474)     (34,842,811)     (135,906,232)
                                                ------------     ------------     ------------     -------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Institutional Class                                   --               --               --                --
    Retirement Class                                      --               --               --                --
  From net realized gains
    Institutional Class                                   --       (1,761,359)              --       (47,068,553)
    Retirement Class                                      --       (1,881,665)              --            (4,414)
                                                ------------     ------------     ------------     -------------
    Total distributions                                   --       (3,643,024)              --       (47,072,967)
                                                ------------     ------------     ------------     -------------
FROM CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold
    Institutional Class                           16,468,116       78,838,035       19,074,527        51,243,192
    Retirement Class                               6,728,204       15,963,489            7,821            96,328
  Distributions reinvested
    Institutional Class                                   --        1,736,727               --        47,048,348
    Retirement Class                                      --        1,881,664               --             4,395
  Cost of shares redeemed
    Institutional Class                          (10,566,770)     (11,273,172)     (18,584,424)      (53,781,088)
    Retirement Class                              (3,895,076)     (10,085,690)          (1,587)           (2,960)
                                                ------------     ------------     ------------     -------------
    Net increase (decrease) in net assets
      from share transactions                      8,734,474       77,061,053          496,337        44,608,215
                                                ------------     ------------     ------------     -------------
    Net Increase (Decrease) in Net Assets        (23,222,532)     (19,154,445)     (34,346,474)     (138,370,984)
NET ASSETS
  Beginning                                      102,612,711      121,767,156      114,020,472       252,391,456
                                                ------------     ------------     ------------     -------------
  Ending                                        $ 79,390,179     $102,612,711     $ 79,673,998     $ 114,020,472
                                                ------------     ------------     ------------     -------------
                                                ------------     ------------     ------------     -------------
Undistributed net investment income (loss),
  ending                                        $   (292,543)    $         --     $   (346,267)    $          --
                                                ------------     ------------     ------------     -------------
                                                ------------     ------------     ------------     -------------
INSTITUTIONAL CLASS -- CAPITAL SHARE ACTIVITY
  Shares sold                                        732,069        2,184,005        1,336,947         1,980,576
  Distributions reinvested                                --           51,735               --         2,468,434
  Shares redeemed                                   (496,528)        (305,310)      (1,385,602)       (2,151,099)
                                                ------------     ------------     ------------     -------------
  Net Institutional Share Activity                   235,541        1,930,430          (48,655)        2,297,911
                                                ------------     ------------     ------------     -------------
                                                ------------     ------------     ------------     -------------
RETIREMENT CLASS -- CAPITAL SHARE ACTIVITY
  Shares sold                                        301,838          398,128              604             5,652
  Distributions reinvested                                --           56,236               --               231
  Shares redeemed                                   (183,792)        (284,235)            (128)           (1,186)
                                                ------------     ------------     ------------     -------------
                                                ------------     ------------     ------------     -------------
  Net Retirement Share Activity                      118,046          170,129              476             4,697
                                                ------------     ------------     ------------     -------------
                                                ------------     ------------     ------------     -------------

------------------------------

(1)  Commenced operations 05/07/01.
(2)  Commenced operations 05/01/01.

--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS
STATEMENT OF CHANGES IN NET ASSETS -- CONTINUED
PERIODS ENDED SEPTEMBER 30, 2001 AND MARCH 31, 2001

                                                       SMALL CAP GROWTH                   MINI CAP GROWTH
                                               -------------------------------------------------------------------
                                                SEPTEMBER 30,                      SEPTEMBER 30,
                                                     2001           MARCH 31,           2001          MARCH 31,
                                                 (UNAUDITED)          2001          (UNAUDITED)          2001
                                               ----------------  ---------------  ----------------  --------------
INCREASE (DECREASE) IN NET ASSETS
  FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                  $    (24,170)    $    (177,978)    $   (543,332)    $   (479,036)
  Net realized gain (loss)                       (22,724,512)       (6,015,446)      (6,079,094)     (10,838,469)
  Net unrealized appreciation (depreciation)      (8,307,395)     (136,731,787)      (1,043,583)     (37,386,199)
                                                ------------     -------------     ------------     ------------
    Net increase (decrease) in net assets
      from investment operations                 (31,056,077)     (142,925,211)      (7,666,009)     (48,703,704)
                                                ------------     -------------     ------------     ------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Institutional Class                                   --                --               --               --
    Retirement Class                                      --                --               --               --
  From net realized gains
    Institutional Class                                   --       (56,521,457)              --      (36,129,782)
    Retirement Class                                      --        (1,261,403)              --               --
                                                ------------     -------------     ------------     ------------
    Total distributions                                   --       (57,782,860)              --      (36,129,782)
                                                ------------     -------------     ------------     ------------
FROM CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold
    Institutional Class                           41,518,691        60,119,891       57,071,156       60,321,895
    Retirement Class                               1,059,353         2,475,041               --               --
  Distributions reinvested
    Institutional Class                                   --        53,894,052               --       35,745,891
    Retirement Class                                      --         1,261,386               --               --
  Cost of shares redeemed
    Institutional Class                          (19,105,381)      (56,296,713)     (16,167,090)     (55,645,629)
    Retirement Class                                (735,063)       (1,563,937)              --               --
                                                ------------     -------------     ------------     ------------
    Net increase (decrease) in net assets
      from share transactions                     22,737,600        59,889,720       40,904,066       40,422,157
                                                ------------     -------------     ------------     ------------
    Net Increase (Decrease) in Net Assets         (8,318,477)     (140,818,351)      33,238,057      (44,411,329)
NET ASSETS
  Beginning                                      141,599,000       282,417,351       47,809,706       92,221,035
                                                ------------     -------------     ------------     ------------
  Ending                                        $133,280,523     $ 141,599,000     $ 81,047,763     $ 47,809,706
                                                ------------     -------------     ------------     ------------
                                                ------------     -------------     ------------     ------------
Undistributed net investment income (loss),
  ending                                        $    (24,170)    $          --     $   (543,332)    $         --
                                                ------------     -------------     ------------     ------------
                                                ------------     -------------     ------------     ------------
INSTITUTIONAL CLASS -- CAPITAL SHARE ACTIVITY
  Shares sold                                      3,905,889         3,775,176        4,814,263        2,405,798
  Distributions reinvested                                --         4,509,963               --        3,229,079
  Shares redeemed                                 (1,962,079)       (4,099,594)      (1,077,565)      (2,520,551)
                                                ------------     -------------     ------------     ------------
  Net Institutional Share Activity                 1,943,810         4,185,545        3,736,698        3,114,326
                                                ------------     -------------     ------------     ------------
                                                ------------     -------------     ------------     ------------
RETIREMENT CLASS -- CAPITAL SHARE ACTIVITY
  Shares sold                                        107,720           149,154               --               --
  Distributions reinvested                                --           105,732               --               --
  Shares redeemed                                    (76,058)          (96,964)              --               --
                                                ------------     -------------     ------------     ------------
                                                ------------     -------------     ------------     ------------
  Net Retirement Share Activity                       31,662           157,922               --               --
                                                ------------     -------------     ------------     ------------
                                                ------------     -------------     ------------     ------------

------------------------------

(1)  Commenced operations 05/07/01.
(2)  Commenced operations 05/01/01.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

                                                            VALUE                        SMALL CAP VALUE            CONVERTIBLE
                                               -----------------------------------------------------------------------------------
                                                SEPTEMBER 30,                     SEPTEMBER 30,                    SEPTEMBER 30,
                                                     2001          MARCH 31,         2001(2)         MARCH 31,          2001
                                                 (UNAUDITED)          2001         (UNAUDITED)         2001         (UNAUDITED)
                                               ----------------  --------------  ----------------  -------------  ----------------
INCREASE (DECREASE) IN NET ASSETS
  FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                  $    287,529     $    432,765      $   131,079     $        --     $  1,769,364
  Net realized gain (loss)                        (2,107,904)       2,174,568          159,997              --      (15,706,940)
  Net unrealized appreciation (depreciation)      (1,972,275)         867,460       (3,119,022)             --          476,950
                                                ------------     ------------      -----------     -----------     ------------
    Net increase (decrease) in net assets
      from investment operations                  (3,792,650)       3,474,793       (2,827,946)             --      (13,460,626)
                                                ------------     ------------      -----------     -----------     ------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Institutional Class                                   --         (313,234)              --              --       (1,970,682)
    Retirement Class                                      --          (62,811)              --              --               --
  From net realized gains
    Institutional Class                                   --               --               --              --               --
    Retirement Class                                      --               --               --              --               --
                                                ------------     ------------      -----------     -----------     ------------
    Total distributions                                   --         (376,045)              --              --       (1,970,682)
                                                ------------     ------------      -----------     -----------     ------------
FROM CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold
    Institutional Class                           24,207,884       29,000,778       39,914,261              --       35,487,683
    Retirement Class                               1,721,760        3,196,109               --              --               --
  Distributions reinvested
    Institutional Class                                   --          296,619               --              --        1,970,682
    Retirement Class                                      --           62,789               --              --               --
  Cost of shares redeemed
    Institutional Class                          (22,311,071)      (8,267,939)        (783,396)             --      (56,088,211)
    Retirement Class                              (1,051,503)      (1,762,417)              --              --               --
                                                ------------     ------------      -----------     -----------     ------------
    Net increase (decrease) in net assets
      from share transactions                      2,567,070       22,525,939       39,130,865              --      (18,629,846)
                                                ------------     ------------      -----------     -----------     ------------
    Net Increase (Decrease) in Net Assets         (1,225,580)     (25,624,687)      36,302,919              --      (34,061,154)
NET ASSETS
  Beginning                                       56,510,001       30,885,314               --              --      126,825,949
                                                ------------     ------------      -----------     -----------     ------------
  Ending                                        $ 55,284,421     $ 56,510,001      $36,302,919     $        --     $ 92,764,795
                                                ------------     ------------      -----------     -----------     ------------
                                                ------------     ------------      -----------     -----------     ------------
Undistributed net investment income (loss),
  ending                                        $    414,273     $    126,744      $   131,079     $        --     $   (389,721)
                                                ------------     ------------      -----------     -----------     ------------
                                                ------------     ------------      -----------     -----------     ------------
INSTITUTIONAL CLASS -- CAPITAL SHARE ACTIVITY
  Shares sold                                        980,862        1,288,327        3,056,891              --        1,487,792
  Distributions reinvested                                --           12,785               --              --           84,998
  Shares redeemed                                   (914,300)        (374,348)         (63,363)             --       (2,465,222)
                                                ------------     ------------      -----------     -----------     ------------
  Net Institutional Share Activity                    66,562          926,764        2,993,528              --         (892,432)
                                                ------------     ------------      -----------     -----------     ------------
                                                ------------     ------------      -----------     -----------     ------------
RETIREMENT CLASS -- CAPITAL SHARE ACTIVITY
  Shares sold                                         70,299          141,616               --              --               --
  Distributions reinvested                                --            2,707               --              --               --
  Shares redeemed                                    (43,303)         (78,013)              --              --               --
                                                ------------     ------------      -----------     -----------     ------------
                                                ------------     ------------      -----------     -----------     ------------
  Net Retirement Share Activity                       26,996           66,310               --              --               --
                                                ------------     ------------      -----------     -----------     ------------
                                                ------------     ------------      -----------     -----------     ------------

                                                CONVERTIBLE           HIGH QUALITY BOND
                                               ------------------------------------------------
                                                                SEPTEMBER 30,
                                                 MARCH 31,           2001          MARCH 31,
                                                    2001         (UNAUDITED)          2001
                                               --------------  ----------------  --------------
INCREASE (DECREASE) IN NET ASSETS
  FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                 $  3,162,471     $  1,541,838     $  1,899,488
  Net realized gain (loss)                      (13,610,018)          36,019          780,994
  Net unrealized appreciation (depreciation)    (26,400,965)        (510,156)         779,643
                                               ------------     ------------     ------------
    Net increase (decrease) in net assets
      from investment operations                (36,848,512)       1,067,701        3,460,125
                                               ------------     ------------     ------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Institutional Class                          (3,162,709)      (1,387,707)      (1,642,926)
    Retirement Class                                     --         (184,172)        (265,529)
  From net realized gains
    Institutional Class                          (7,494,913)              --               --
    Retirement Class                                     --               --               --
                                               ------------     ------------     ------------
    Total distributions                         (10,657,622)      (1,571,879)      (1,908,455)
                                               ------------     ------------     ------------
FROM CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold
    Institutional Class                          60,542,842       23,346,612       40,650,134
    Retirement Class                                     --        2,753,064        2,405,349
  Distributions reinvested
    Institutional Class                          10,143,668        1,387,246        1,625,989
    Retirement Class                                     --          184,172          265,526
  Cost of shares redeemed
    Institutional Class                         (11,009,514)     (24,131,224)     (16,622,039)
    Retirement Class                                     --         (588,126)        (650,293)
                                               ------------     ------------     ------------
    Net increase (decrease) in net assets
      from share transactions                    59,676,996        2,951,744       27,674,666
                                               ------------     ------------     ------------
    Net Increase (Decrease) in Net Assets        12,170,862        2,447,566       29,226,336
NET ASSETS
  Beginning                                     114,655,087       51,945,561       22,719,225
                                               ------------     ------------     ------------
  Ending                                       $126,825,949     $ 54,393,127     $ 51,945,561
                                               ------------     ------------     ------------
                                               ------------     ------------     ------------
Undistributed net investment income (loss),
  ending                                       $      3,007     $   (132,965)    $   (102,924)
                                               ------------     ------------     ------------
                                               ------------     ------------     ------------
INSTITUTIONAL CLASS -- CAPITAL SHARE ACTIVITY
  Shares sold                                     2,052,902        1,830,029        3,262,887
  Distributions reinvested                          389,717          109,798          131,187
  Shares redeemed                                  (367,869)      (1,900,782)      (1,354,886)
                                               ------------     ------------     ------------
  Net Institutional Share Activity                2,074,750           39,045        2,039,188
                                               ------------     ------------     ------------
                                               ------------     ------------     ------------
RETIREMENT CLASS -- CAPITAL SHARE ACTIVITY
  Shares sold                                            --          217,159          195,161
  Distributions reinvested                               --           14,568           21,553
  Shares redeemed                                        --          (46,139)         (52,831)
                                               ------------     ------------     ------------
                                               ------------     ------------     ------------
  Net Retirement Share Activity                          --          185,588          163,883
                                               ------------     ------------     ------------
                                               ------------     ------------     ------------

------------------------------

(1)  Commenced operations 05/07/01.
(2)  Commenced operations 05/01/01.

--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS
STATEMENT OF CHANGES IN NET ASSETS -- CONTINUED
PERIODS ENDED SEPTEMBER 30, 2001 AND MARCH 31, 2001

                                                       HIGH YIELD BOND
                                               -------------------------------
                                                SEPTEMBER 30,
                                                     2001          MARCH 31,
                                                 (UNAUDITED)         2001
                                               ----------------  -------------
INCREASE (DECREASE) IN NET ASSETS
  FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                   $ 2,609,887     $ 2,682,993
  Net realized gain (loss)                        (3,916,797)     (1,118,256)
  Net unrealized appreciation (depreciation)      (2,337,027)     (1,791,667)
                                                 -----------     -----------
    Net increase (decrease) in net assets
     from investment operations                   (3,643,937)       (226,930)
                                                 -----------     -----------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Institutional Class                           (2,635,017)     (2,685,171)
    Retirement Class                                      (7)            (11)
  From net realized gains
    Institutional Class                                   --              --
    Retirement Class                                      --              --
                                                 -----------     -----------
    Total distributions                           (2,635,024)     (2,685,182)
                                                 -----------     -----------
FROM CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold
    Institutional Class                           21,598,177      29,075,385
    Retirement Class                                      --             163
  Distributions reinvested
    Institutional Class                            2,458,236       2,064,335
    Retirement Class                                       5               8
  Cost of shares redeemed
    Institutional Class                           (9,948,425)     (7,157,415)
    Retirement Class                                      --              --
                                                 -----------     -----------
    Net increase (decrease) in net assets
     from share transactions                      14,107,993      23,982,476
                                                 -----------     -----------
    Net Increase (Decrease) in Net Assets          7,829,032      21,070,364
NET ASSETS
  Beginning                                       42,622,008      21,551,644
                                                 -----------     -----------
  Ending                                         $50,451,040     $42,622,008
                                                 -----------     -----------
                                                 -----------     -----------
Undistributed net investment income (loss),
  ending                                         $   (25,881)    $    29,784
                                                 -----------     -----------
                                                 -----------     -----------
INSTITUTIONAL CLASS -- CAPITAL SHARE ACTIVITY
  Shares sold                                      2,043,666       2,581,278
  Distributions reinvested                           230,817         183,708
  Shares redeemed                                   (960,778)       (628,397)
                                                 -----------     -----------
  Net Institutional Share Activity                 1,313,705       2,136,589
                                                 -----------     -----------
                                                 -----------     -----------
RETIREMENT CLASS -- CAPITAL SHARE ACTIVITY
  Shares sold                                             --              14
  Distributions reinvested                                 1              --
  Shares redeemed                                         --              --
                                                 -----------     -----------
                                                 -----------     -----------
  Net Retirement Share Activity                            1              14
                                                 -----------     -----------
                                                 -----------     -----------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
------------------------------------------------------------------------

NOTE A -- ORGANIZATION

  Nicholas-Applegate Institutional Funds (formerly Nicholas-Applegate Investment Trust) (the "Trust") is an open-end management investment company. The Trust was established as a Delaware business trust on December 17, 1992 and consists of nineteen separate portfolios (collectively the "Funds" and each a "Fund"). Each Fund's investment objectives, strategies and risks are discussed in the Funds' current prospectuses. All of the Funds offer Institutional shares ("Class I") and eight Funds offer Retirement shares ("Class R"). Class I and Class R shares have no sales charge or distribution fee, but Class R shares have a shareholder servicing fee. The nineteen Funds offering Class I shares are covered in this report with each Fund's operations accounted for separately.

NOTE B -- SIGNIFICANT ACCOUNTING POLICIES

  Significant accounting policies consistently followed by the Funds in preparing these financial statements are described below. The policies conform with accounting principles generally accepted in the United States.

SECURITY VALUATIONS

  The Funds value equity securities traded on national or international exchanges and market systems at the last sales price reported by the security's primary market at the time of daily valuation. If a last sales price is not available, these securities are valued at the mean between last reported bid and ask prices. Debt securities are valued at bid prices obtained from independent pricing services or from one or more dealers making markets in the securities. Security prices quoted in a foreign currency are translated using the current U.S. dollar exchange rate. Short-term securities maturing within 60 days are valued at amortized cost which approximates market value. When market quotations for securities are not readily available, a fair value is determined by the Investment Adviser in accordance with procedures established by the Board of Trustees.

SECURITY TRANSACTIONS AND INVESTMENT INCOME

  Security transactions are accounted for as of trade date. Realized gains and losses from security transactions are determined on an identified-cost basis.

  Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when the information becomes available to the Funds. Interest income is recorded on an accrual basis. Discounts and premiums on debt securities are accreted and amortized on the yield to maturity basis.

FOREIGN CURRENCY TRANSACTIONS

  At each net asset valuation date, the value of assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rate. Security transactions, income and expenses are converted at the prevailing exchange rate on the day of the event. The effect of changes in exchange rates on securities denominated in a foreign currency is included with the net realized and unrealized gain or loss of the associated security. Other foreign currency gains or losses are reported separately.

  Certain Funds may use forward foreign currency contracts to reduce their exposure to currency fluctuations of their foreign securities. These contracts are commitments to purchase or sell a foreign currency at a specified rate on a future date. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation of investments. The contract commitment is fully collateralized by cash or securities of the Fund. Foreign denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk,

--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- CONTINUED
--------------------------------------------------------------------------------

regulatory and market risk. Evaluating and monitoring such risk exposure is a part of the Funds' management strategy.

FUTURES CONTRACTS

  Each Fund may enter into futures contracts involving foreign currency, interest rates, securities, and securities indices, for hedging purposes only. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margin and are recorded as unrealized gains or losses by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

OPTIONS CONTRACTS

  The Funds may: (a) buy call options on foreign currency in anticipation of an increase in the value of the underlying asset; (b) buy put options on foreign currency, portfolio securities, and futures in anticipation of a decrease in the value of the underlying asset; and (c) write call options on portfolio securities and futures to generate income from premiums, and in anticipation of a decrease or only limited increase in the value of the underlying asset. If a call written by a Fund is exercised, the Fund foregoes any possible profit from an increase in the market price of the underlying asset over the exercise price plus the premium received. When a Fund writes options on futures contracts, it will be subject to margin requirements similar to those applied to futures contracts.

EQUITY-LINKED SECURITIES

  Certain Funds may purchase equity-linked securities, also known as participation notes, equity swaps, and zero strike calls and warrants. Equity-linked securities are primarily used by a Fund to access the securities market of a country from which the Fund would otherwise be precluded. The Fund deposits an amount of cash with its custodian (or broker, if legally permitted) in an amount equal to the selling price of the underlying security in exchange for an equity linked security. Upon sale, the Fund receives cash from the broker or custodian based on the change in the value of the underlying security. Aside from market risk there is of the underlying security, risk of default by the other party to the transaction. In the event of insolvency of the other party, the Fund might be unable to obtain its expected benefit. In addition, while a Fund will seek to enter into such transactions only with parties which are capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to close out such a transaction with the other party or obtain an offsetting position with any other party, at any time prior to the end of the term of the underlying agreement. This may impair the Fund's ability to enter into other transactions at a time when doing so might be advantageous.

SECURITIES LENDING

  Each Fund may temporarily loan securities up to 30% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender's fee. The borrower fully collateralizes the loans with cash. The risk associated with portfolio lending is that the borrower may not provide additional collateral when required or return the securities when due.

--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- CONTINUED
--------------------------------------------------------------------------------

  The market value of securities on loan and the related collateral at September 30, 2001 were:

                                        MARKET VALUE   COLLATERAL
FUND                                     (IN 000'S)    (IN 000'S)
----                                    ------------   -----------
Worldwide Growth......................    $ 2,221         $ 2,347
Global Select.........................        134             151
Global Technology.....................        795             874
Global Health Care....................        802             823
International Core Growth.............      5,462           5,738
International Small Cap Growth........     10,770          11,462
International Structured..............          4               5
Emerging Countries....................      2,424           2,586
Large Cap Growth......................      5,110           5,402
Mid Cap Growth........................          5               6
Small Cap Growth......................      4,825           5,028
Mini Cap Growth.......................      2,986           3,312
Value.................................        885             905
Small Cap Value.......................        685             726

CREDIT FACILITY

  The Trust has a $30 million credit facility available to fund temporary or emergency borrowing. Each Fund pays its pro-rata share of an annual commitment fee plus interest on its specific borrowings. For the period ended September 30, 2001, the Funds had no borrowings against the line of credit.

FEDERAL INCOME TAXES

  The Funds intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to shareholders. Accordingly, no provision for federal income taxes is required. A Fund investing in foreign securities records any foreign taxes on income and gains on such investments in accordance with the applicable tax rules. The Funds' tax accounting treatment of loss deferrals, passive foreign investment companies and expiration of capital loss carryforwards are different from the financial statement recognition of income and gains.

  Capital loss carryforwards may be used to offset current or future capital gains until expiration. The following table reflects the capital loss carryforwards as of September 30, 2001.

                                       CAPITAL LOSS
                                       CARRYFORWARD   EXPIRATION
FUND                                    (IN 000'S)       DATE
----                                   ------------   ----------
Global Technology....................    $52,122      3/31/2009
International Core Growth............     15,094      3/31/2009
International Small Cap Growth.......      5,844      3/31/2009
Emerging Countries...................     33,556      3/31/2009
Pacific Rim..........................        406      3/31/2009
Latin America........................        318      3/31/2009
Large Cap Growth.....................      4,810      3/31/2009
Convertible..........................      3,628      3/31/2009
High Yield Bond......................        197      3/31/2009

DISTRIBUTIONS TO SHAREHOLDERS

  The Funds record distributions to shareholders on the ex-dividend date. Distributions are determined in accordance with income tax regulations that may differ from generally accepted accounting principles. Accordingly, the Funds' capital accounts are periodically reclassified to reflect income and gains available for distribution under income tax regulations. The Funds make income and capital gain distributions at least annually. Funds with income objectives make distributions either quarterly or monthly in accordance with the prospectuses.

FUND EXPENSES AND MULTI-CLASS ALLOCATIONS

  Each Fund bears expenses incurred specifically on its behalf plus an allocation of its share of Trust level expenses. Each share offered by a Fund has equal rights to assets, but incurs certain Class specific expenses. The Funds allocate income, gains and losses, both realized and unrealized, and expenses, except for Class specific expenses, based on the relative net assets of each share class.

USE OF ESTIMATES

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make

--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- CONTINUED
--------------------------------------------------------------------------------

estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from these estimates.

NICHOLAS-APPLEGATE SOUTHEAST ASIA FUND, LTD.

  The Global Technology Fund, International Small Cap Growth Fund and Emerging Countries Fund invest in the Indian and certain other Southeast Asia stock markets through Nicholas-Applegate Southeast Asia Fund Ltd., a limited life company incorporated under the laws of Mauritius (the "Mauritius Subsidiary"). The Mauritius Subsidiary is entitled to benefit from the double taxation treaty between India and Mauritius, and invests in India in what the Investment Adviser considers to be the most efficient way currently available. The Mauritius Subsidiary may also be utilized to invest in other Southeast Asia markets where deemed appropriate or advisable by the Investment Adviser. Each Fund holds a 100% interest in a separate class of securities issued by the Mauritius Subsidiary, represented by a separate, underlying portfolio of securities. The accounts of the Mauritius Subsidiary are reflected in the Fund using consolidation accounting principles.

CHANGE IN ACCOUNTING PRINCIPLE

  As required, effective April 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Prior to April 1, 2001, the Convertible Fund and High Yield Bond Fund did not amortize premiums on debt securities. The cumulative effect of this accounting change had no impact on the total net assets of the Funds, but resulted in a $191,410 and $30,528 reduction in the cost of the securities and a corresponding $191,410 and $30,528 increase in net unrealized appreciation (depreciation) respectively, based on securities held by the Fund on September 30, 2001.

  The effect of this change for the six months ended September 30, 2001 was to decrease net investment income by $190,604 and $35,313, increase net unrealized appreciation (depreciation) by $48,702 and $11,933, and increase net realized gains and losses by $141,902 and $23,380 respectively. The statement of changes in net assets and the financial highlights for prior periods have not been restated to reflect this change in presentation.

NOTE C -- TRANSACTIONS WITH AFFILIATES

  Nicholas-Applegate Capital Management, as the Investment Adviser of the Funds, receives the following annual fees payable monthly based on the average daily net assets of each Fund.

Emerging Countries, Latin America,
  Mini Cap Growth...................   1.25%
Worldwide Growth, Global Technology,
  Global Healthcare, International
  Core Growth, International Small
  Cap Growth, Pacific Rim, Small Cap
  Growth, and Small Cap Value.......   1.00%
International Structured............   0.85%
Global Select.......................   0.80%
Large Cap Growth, Mid Cap Growth,
  Value, and Convertible............   0.75%
High Yield Bond.....................   0.60%
High Quality Bond...................   0.45%

  The fees are reduced on Worldwide Growth, International Core Growth, International Small Cap Growth, International Structured Fund, Pacific Rim, Large Cap Growth, Mid Cap Growth, Value, Convertible, High Quality Bond, and High Yield Bond Fund when the average net assets exceed $500 million. For High Quality Bond Fund, the Investment Adviser has entered into an agreement with Criterion Investment Management LLC ("the Subadviser"). The agreement states that the Subadviser will receive a fee paid by the Investment Adviser at an annualized rate of 0.25% of each of the Fund's daily net assets.

--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- CONTINUED
--------------------------------------------------------------------------------

  Under an Administrative Services agreement the Investment Adviser provides operational support services to the Funds at an annual fee on average daily net assets of 0.10%.

  The Investment Adviser has agreed to limit the Fund's expenses to certain levels through March 31, 2002. Expenses reimbursed by the Investment Adviser prior to July 24, 1998 may be recouped from the Funds within five years of that date. Expenses reimbursed by the Investment Adviser from July 24, 1998 through May 7, 1999 may be recouped from the Funds within five years after the year in which they are reimbursed. Any expenses reimbursed after May 7, 1999 may be recouped within three years after the year in which they are reimbursed. The Investment Adviser will recover such reimbursements to the extent of the differences between a Fund's actual expenses (exclusive of interest expense, taxes, brokerage, and the costs of establishing and maintaining The Mauritius Subsidiary) when they fall below the limit, and the voluntary limit.

                                 EXPENSE LIMIT
                           --------------------------   UNREIMBURSED
                           INSTITUTIONAL   RETIREMENT    AMOUNTS AT
FUND                           CLASS         CLASS         9/30/01
----                       -------------   ----------   -------------
Worldwide Growth.........      1.35%            --       $  375,800
Global Select............      1.20%            --          380,562
Global Technology........      1.40%            --           59,201
Global Health Care.......      1.40%            --            6,273
International Core
 Growth..................      1.40%         1.65%               --
International Small Cap
 Growth..................      1.40%            --          609,132
International
 Structured..............      1.25%            --           34,623
Emerging Countries.......      1.65%         1.90%        1,245,954
Pacific Rim..............      1.40%            --          503,918
Latin America............      1.65%            --          363,605
Large Cap Growth.........      1.00%         1.25%          289,177
Mid Cap Growth...........      1.00%         1.25%        1,089,836
Small Cap Growth.........      1.25%         1.50%        2,065,539
Mini Cap Growth..........      1.56%            --          650,700
Value....................      1.00%         1.25%          445,459
Small Cap Value..........      1.30%            --           43,749
Convertible..............      1.00%            --          760,753
High Quality Bond........      0.45%         0.70%          945,386
High Yield Bond..........      0.75%         1.00%          346,468

  Certain officers of the Trust are also officers of the Investment Adviser and Distributor. The Trustees who are not affiliated with the Investment Adviser receive annual compensation of approximately $31,000 each from the Trust.

NOTE D -- INVESTMENT TRANSACTIONS

  The following table presents purchases and sales of securities, excluding short-term investments, during the six months ended September 30, 2001 to indicate the volume of transactions in each Fund. The tax cost of securities held at September 30, 2001 and the related gross and net unrealized appreciation and depreciation, provide aggregate information on a tax basis against which future gains and losses on these investments are measured for distribution purposes.

                                                                                                  NET
                                                                 GROSS           GROSS         UNREALIZED
                                                               UNREALIZED     UNREALIZED      APPRECIATION
                       PURCHASES      SALES       TAX COST    APPRECIATION   DEPRECIATION    (DEPRECIATION)
FUND                   (IN 000'S)   (IN 000'S)   (IN 000'S)    (IN 000'S)     (IN 000'S)       (IN 000'S)
----                   ----------   ----------   ----------   ------------   -------------   --------------
Worldwide Growth.....   $ 99,169     $104,696     $ 80,606      $ 1,338        $(10,479)        $ (9,141)
Global Select........     77,142       56,802       31,618        1,039          (3,538)          (2,499)
Global Technology....    191,304      202,541       56,198          642         (16,326)         (15,684)
Global Health Care...    254,238      240,431       93,637       10,144          (2,422)           7,722
International Core
 Growth..............    238,044      224,034      223,041        4,892         (18,518)         (13,626)
International Small
 Cap Growth..........    118,671      128,915      173,682        7,775         (27,140)         (19,365)
International
 Structured..........      1,743          727          961           18            (142)            (124)
Emerging Countries...    110,314      133,518       93,410        2,582         (18,037)         (15,455)
Pacific Rim..........     22,491       13,166       11,048          201          (1,273)          (1,072)
Latin America........     16,312       16,749        3,450           55            (353)            (298)
Large Cap Growth.....    118,784      108,461       94,598          651         (15,856)         (15,205)
Mid Cap Growth.......     88,157       89,599       94,728        3,895         (19,040)         (15,145)
Small Cap Growth.....    149,508      120,013      156,060        6,874         (31,833)         (24,959)
Mini Cap Growth......    106,176       65,930       81,967       10,203         (11,573)          (1,370)
Value................     37,774       34,873       57,281        3,700          (4,877)          (1,177)
Small Cap Value......     47,492       10,451       38,594        1,911          (5,030)          (3,119)
Convertible..........    115,997      134,428      102,343        2,157         (10,176)          (8,019)
High Quality Bond....    144,404      138,533       59,975        1,210          (1,056)             154
High Yield Bond......     45,087       32,587       54,467          401          (5,190)          (4,789)

--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- CONTINUED
--------------------------------------------------------------------------------

  Gains and losses resulting from the redemptions-in-kind are included in the realized gain/loss from securities and foreign currency transactions. During the period, the Convertible Fund had a redemption-in-kind valued at $42,846,324. NOTE E -- FINANCIAL INSTRUMENTS

  During the period, several of the Funds have been party to financial instruments with off-balance sheet risks, including forward foreign currency contracts and futures contracts, primarily in an attempt to minimize the risk to the Fund, in respect of its portfolio transactions. These instruments involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from unexpected movement in currencies, securities values and interest rates. The contract amounts indicate the extent of the Funds' involvement in such contracts.

FORWARDS
  When entering a forward currency contract, the Fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed upon price on an agreed upon future date.

  At September 30, 2001, Worldwide Growth, Global Select, International Core Growth, International Small Cap Growth, Pacific Rim and High Quality Bond had outstanding forward contracts for the purchase and sale of currencies as set out below. The contracts are reported in the financial statements at the Fund's net equity, as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, or the date an offsetting position, if any, has been entered into.

                                                                         NET
                                                                      UNREALIZED
                                                        MARKET      APPRECIATION/
                           LOCAL        SETTLEMENT      VALUE       (DEPRECIATION)
                          CURRENCY         DATE          US$             US$
                       --------------   ----------   ------------   --------------
WORLDWIDE GROWTH
To Sell:
JPY..................    (343,872,801)   11/21/01     $(2,897,141)       44,457
                                                                      ---------
Net Equity in foreign currency exchange contracts................     $  44,457
                                                                      ---------

GLOBAL SELECT
To Sell:
JPY..................     (44,888,041)   11/21/01       $(378,183)        5,804
                                                                      ---------
Net Equity in foreign currency exchange contracts................     $   5,804
                                                                      ---------

INTERNATIONAL CORE GROWTH
To Sell:
JPY..................  (1,618,399,707)   11/21/01    $(13,635,078)      209,231
                                                                      ---------
Net Equity in foreign currency exchange contracts................     $ 209,231
                                                                      ---------

INTERNATIONAL SMALL CAP GROWTH
To Sell:
JPY..................  (1,049,121,292)   11/21/01     $(8,838,886)      135,633
                                                                      ---------
Net Equity in foreign currency exchange contracts................     $ 135,633
                                                                      ---------

PACIFIC RIM
To Sell:
JPY..................     (37,154,591)   11/21/01       $(313,029)        4,803
                                                                      ---------
Net Equity in foreign currency exchange contracts................     $   4,803
                                                                      ---------

HIGH QUALITY BOND FUND
To Buy:
European Euro........         250,000    11/15/01        $227,364        (2,084)
European Euro*.......         230,000    11/15/01         209,175          (654)
European Euro*.......         300,000    11/15/01         272,837        (3,118)
JPY*.................      32,500,000    11/15/01         273,697        (7,450)

TO SELL:
European Euro........      (4,170,000)   11/15/01      (3,972,429)     (142,954)
European Euro*.......        (230,000)   11/15/01        (209,175)       (6,775)
European Euro*.......        (300,000)   11/15/01        (272,837)       (8,837)
JPY*.................     (32,500,000)   11/15/01        (273,697)       (3,325)
                                                                      ---------
Net Equity in foreign currency exchange contracts................     $(175,197)
                                                                      =========

* The Fund has entered into offsetting forward currency contracts.

--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- CONTINUED
--------------------------------------------------------------------------------

OPTIONS

  Transactions in options written during the six months ended September 30, 2001, were as follows:

                                   HIGH QUALITY BOND FUND
                                ----------------------------
                                NUMBER OF       PREMIUMS
                                CONTRACTS    PAID/(RECEIVED)
                                ----------   ---------------
Options outstanding at
 March 31, 2001...............   (650,000)       $(6,046)
Options expired...............    650,000          6,046
                                 --------        -------
Options outstanding at
 September 30, 2001...........         --        $    --
                                 ========        =======

--------------------------------------------------------------------------------

               TRUSTEES OF NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS

                               Arthur E. Nicholas
                                 Walter E. Auch
                               Darlene T. DeRemer
                                George F. Keane

                                    OFFICERS

                         E. Blake Moore, Jr., PRESIDENT
                        Charles H. Field, Jr., SECRETARY
                     Deborah A. Wussow, ASSISTANT SECRETARY
                          C. William Maher, TREASURER
                     Thomas Muscarella, ASSISTANT TREASURER

                               INVESTMENT ADVISER

                     Nicholas-Applegate Capital Management

                                  DISTRIBUTOR

                         Nicholas-Applegate Securities

                                   CUSTODIAN

                 Brown Brothers Harriman & Co., Private Bankers

                                 TRANSFER AGENT

                       State Street Bank & Trust Company

[NICHOLAS APPLEGATE LOGO]
INSTITUTIONAL FUNDS

600 West Broadway
San Diego, California 92101
800 - 551 - 8643
Nicholas-Applegate Securities, Distributor

SEMIANN901INST

[NICHOLAS APPLEGATE LOGO]
INSTITUTIONAL FUNDS

SEMI-ANNUAL REPORT
(UNAUDITED)
RETIREMENT SHARES
SEPTEMBER 30, 2001

LETTER TO SHAREHOLDERS
------------------------------------------------------------------------

DEAR FELLOW SHAREHOLDER,

The six months ended September 30, 2001 was an especially trying time for investors. During this period, a cyclical downturn in global economic and earnings growth continued to take its toll on financial markets worldwide and in the closing days of the period an unprecedented series of terrorist attacks on US soil brought added uncertainty, grief, outrage and market declines.

  Our goal in this semiannual report is both to review the performance of your investments over this six-month period and to provide some perspective on the new market dynamics resulting from the current global events.

  We are aware that investors in most of our growth-oriented mutual funds are disappointed in the period's performance. We share your disappointment. This has been one of the most difficult periods in modern times for growth investing. At the same time, we believe there are solid reasons for optimism and continued exposure to the growth portion of your portfolio.

  Early in the period, sharply declining business spending dampened GDP growth in the United States. Overseas, economic activity slumped in those developed and emerging nations that are connected to the US through trade. Domestic challenges facing a number of countries, such as persistent deflation and banking system troubles in Japan, also undermined growth.

  As economies around the world faltered, so did corporate profits and equity prices. Prior to September 11, however, there were signs that the worst might be behind us. For example, in the United States, the Index of Leading Economic Indicators made a pronounced upturn -- a fairly reliable signal that renewed economic growth is six months or so in the offing. Unfortunately, the index turned down swiftly in the wake of the terrorist actions on US soil and the uncertainty that followed.

  Key US stock market indices touched their lowest levels of 2001 in the days following the attacks. International exchanges also posted losses.

  In response, central banks worldwide continued to lower interest rates. In the United States, bond prices soared amid falling interest rates, low inflation and turbulent stock market conditions.

  Despite the difficult environment for equities during this period, we believe a number of factors pave the way for future gains. If history is a guide, the central banks' expansionary monetary policy is likely to spark vigorous recovery in economic and profit growth. By some measures, valuations are compelling following recent price declines. Finally, US and international stock markets rebounded during the last week of September and early October, indicating renewed investor enthusiasm. Investors who exited the market or sought refuge in cash in the days and weeks following the terrorist attacks may have missed some significant days of this recovery and as a result may have locked in the otherwise short-term losses from the attack. We believe investors who continue to follow carefully constructed asset allocation strategies will fare best over the long term.

  During the past six months, we made meaningful additions to our mutual fund offerings and our professional staff.

  In May, we launched the International Structured Fund and the Small Cap Value Fund. The International Structured Fund allows investors to seek growth opportunities with a systematic approach that integrates quantitative and fundamental analysis and closely manages risk. We developed the Small Cap Value Fund to uncover US companies that the market has overlooked or that face near-term challenges which may obscure long-term potential.

  In June, we welcomed Marna Whittington to Nicholas-Applegate in the newly created position of

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
president. Ms. Whittington, the former Chief Operating Officer of Morgan Stanley Asset Management, is responsible for all non-investment functions of the firm. Along with her detailed industry knowledge, she brings a wealth of experience in financial and administrative leadership. We are extremely pleased to have her on board.

  To our professional investment staff, we added Andrew Beal as the co-lead portfolio manager for our Emerging Countries strategy. Pedro Marcal, who had served in the role since the inception of the strategy, transitioned on to our Global Select team. We added investment analysts covering Japan equities, high yield bonds, US value equities and US small cap healthcare stocks. These additions reflect our continuing commitment to attracting and retaining the most capable staff in the industry to manage your investments.

  As we look toward the future, we remain optimistic. Since its founding more than two centuries ago, America has endured its share of adversity -- from wars to assassinations to political scandals. In every instance, our nation has prevailed. Our faith in the resolve of the American people and the strength of the global financial markets remains unwavering. We believe the best is yet to come.

  Thank you again for your support of the Nicholas-Applegate Institutional Funds. Through strict adherence to our proven investment approach, we are confident in our ability to deliver superior performance over time.

Best Regards,

/s/ Arthur E. Nicholas

Art Nicholas
Chairman

--------------------------------------------------------------------------------

TABLE OF CONTENTS
------------------------------------------------------------------------

                                                                           PAGE
The Funds' Review and Outlook, Performance and Schedule of Investments
  International Core Growth.............................................     1
  Emerging Countries....................................................     6
  Large Cap Growth......................................................    11
  Mid Cap Growth........................................................    14
  Small Cap Growth......................................................    18
  Value.................................................................    25
  High Quality Bond.....................................................    29
  High Yield Bond.......................................................    36
The Funds':
  Financial Highlights..................................................    42
  Statement of Assets and Liabilities...................................    44
  Statement of Operations...............................................    46
  Statement of Changes in Net Assets....................................    48
  Notes to Financial Statements.........................................    51

------------------------
This report is authorized for distribution to shareholders and to others only when preceded or accompanied by a currently effective prospectus for Nicholas-Applegate Institutional Funds Retirement Shares. Distributor: Nicholas-Applegate Securities.

                      (This page intentionally left blank)

INTERNATIONAL CORE GROWTH FUND RETIREMENT SHARES
------------------------------------------------------------------------

  MANAGEMENT TEAM: LORETTA J. MORRIS, Co-lead Portfolio Manager; RANDALL S. KAHN, CFA, Co-lead Portfolio Manager; LAWRENCE S. SPEIDELL, CFA, Director of Global Systematic Management & Research; CHRISTOPHER ANGIOLETTI, Portfolio Manager; MELISA GRIGOLITE, CFA, Portfolio Manager; ANDREW BEAL, Portfolio Manager; ERNESTO RAMOS, PH.D., Portfolio Manager; JON BORCHARDT, Investment Analyst; DAVID FUJISAKI, Investment Analyst; CHRISTOPHER A. HERRERA, Investment Analyst; KARL RICHTENBURG, Investment Analyst; ERIC SAGMEISTER, Investment Analyst; ROLF SCHILD, Investment Analyst

  CHIEF INVESTMENT OFFICER: CATHERINE SOMHEGYI NICHOLAS

  GOAL: The International Core Growth Fund seeks to maximize long-term capital appreciation through investments primarily in companies located outside the United States with market capitalizations corresponding to the top 75% of publicly traded companies as measured by stock market capitalizations within each country.

  MARKET OVERVIEW: Developed non-US equity prices fell from April 1, 2001 through September 30, 2001 due to slowing economic and earnings growth worldwide. Losses were broadly based, with all countries and the majority of economic sectors posting declines. The terrorist actions added to selling pressure, although stock prices rebounded during the last week of September. Central banks around the globe responded to weak economic and financial market conditions by aggressively easing monetary policy this period.

  In Europe, equity prices dropped amid sliding exports, softness in the region's manufacturing and service sectors and downward revisions in earnings estimates. Euro strength, falling inflation and stable unemployment were unable to inspire investors.

  In Japan, persistent economic difficulties sent Japanese equity prices lower. On a positive note, newly elected Prime Minister Koizumi announced plans to reform Japan's troubled banking sector.

  PERFORMANCE: The Fund lost 14.6% during the six months ended September 30, 2001 compared to the MSCI EAFE Index, which was down 14.9%.

  PORTFOLIO SPECIFICS: The Fund's performance was comparable to that of its style-neutral benchmark this period. Investors' preference for value stocks detracted from relative results since the Fund invests in stocks with the highest growth prospects. Stock selection in the producers/manufacturing sector and Japan also negatively affected returns.

  On the plus side, issue selection in Singapore and among utility and consumer non-durable companies favorably impacted results. Some of the Fund's top performers were Flextronics, a provider of technology manufacturing services based in Singapore; Colt Telecom, a British data, Internet and voice communications firm; and Nestle, the global food and beverage company.

  MARKET OUTLOOK: We expect uncertainty to cloud the outlook for international equities in the short term. Farther out, however, these factors should propel equity prices higher:

  - Favorable impact of declining interest rates on economic and earnings growth

  - More attractive valuations

  - Positive structural change such as tax and pension reform in Europe and the trend toward a rising equity culture in Europe and Japan

  We are confident that our proven investment approach will identify companies poised to exceed expectations during these challenging times and beyond.

--------------------------------------------------------------------------------

INTERNATIONAL CORE GROWTH FUND RETIREMENT SHARES -- UNAUDITED
------------------------------------------------------------------------
COMPARISON OF CHANGE IN VALUE OF A $250,000 INVESTMENT IN INTERNATIONAL CORE GROWTH FUND RETIREMENT SHARES WITH THE MSCI EAFE INDEX.

                                                        ANNUALIZED TOTAL RETURNS
                                                              As of 9/30/01                      SINCE
                           1 YEAR                                                               INCEPTION
                           -35.89%                                                               8.10%

[CHART]

              INTERNATIONAL CORE GROWTH
          FUND RETIREMENT SHARES = $360,203  MSCI EAFE INDEX = $243,839
12/27/96                           $250,000                    $250,000
12/96                              $252,400                    $249,475
1/97                               $274,600                    $240,744
2/97                               $277,200                    $244,682
3/97                               $282,600                    $245,568
4/97                               $286,600                    $246,871
5/97                               $313,200                    $262,935
6/97                               $331,200                    $277,436
7/97                               $352,400                    $281,924
8/97                               $334,000                    $260,869
9/97                               $358,600                    $275,482
10/97                              $328,800                    $254,307
11/97                              $325,131                    $251,715
12/97                              $329,722                    $253,910
1/98                               $341,826                    $265,523
2/98                               $365,199                    $282,560
3/98                               $386,902                    $291,261
4/98                               $398,171                    $293,566
5/98                               $407,979                    $292,141
6/98                               $412,779                    $294,353
7/98                               $431,143                    $297,337
8/98                               $369,373                    $260,500
9/98                               $351,843                    $252,514
10/98                              $358,312                    $278,836
11/98                              $379,862                    $293,121
12/98                              $400,734                    $304,685
1/99                               $416,179                    $303,785
2/99                               $399,064                    $296,545
3/99                               $411,796                    $308,923
4/99                               $426,823                    $321,440
5/99                               $410,335                    $304,887
6/99                               $442,669                    $316,773
7/99                               $456,854                    $326,189
8/99                               $463,947                    $327,380
9/99                               $470,831                    $330,675
10/99                              $501,705                    $343,061
11/99                              $566,583                    $354,981
12/99                              $676,179                    $386,841
1/00                               $627,985                    $362,261
2/00                               $704,136                    $372,013
3/00                               $664,287                    $386,434
4/00                               $609,417                    $366,099
5/00                               $576,870                    $357,157
6/00                               $607,748                    $371,125
7/00                               $580,834                    $355,566
8/00                               $603,992                    $358,652
9/00                               $564,978                    $341,189
10/00                              $529,093                    $333,129
11/00                              $502,934                    $320,637
12/00                              $519,115                    $332,033
1/01                               $503,156                    $331,862
2/01                               $460,820                    $306,983
3/01                               $424,025                    $286,519
4/01                               $453,505                    $306,430
5/01                               $438,876                    $295,615
6/01                               $420,922                    $283,526
7/01                               $410,726                    $278,367
8/01                               $393,658                    $271,324
9/30/01                            $360,203                    $243,839

The graph above shows the value of a hypothetical $250,000 investment in the Fund compared with the Morgan Stanley Capital International Europe, Australasia, Far East Index ("MSCI EAFE") over the periods indicated. The Fund's Class R shares were first available on May 21, 1999. Performance prior to the introduction of Class R shares reflects the historical performance of the Fund's Class I Shares. Class I and R shares have no sales charge or distribution fee, but Class R shares have a shareholder service fee of .25%. Historical performance returns of the Class I shares do not reflect the shareholder servicing fee applicable to Class R shares which would have made returns slightly lower. The Fund calculates its performance based upon the historical performance of its corresponding series of Nicholas-Applegate Mutual Funds (renamed Pilgrim Mutual Funds), adjusted to reflect all fees and expenses applicable to the Fund's Class I shares. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Absent expense limitations, total returns would have been slightly lower. The total returns shown above do not show the effects of income taxes on an individual's investment. In most cases, taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. Past performance cannot guarantee future results.

The unmanaged MSCI EAFE Index includes approximately 1,000 companies representing the stock markets of 20 countries in Europe, Australia, New Zealand and the Far East. The average company has a market capitalization of over $3 billion. The unmanaged Index differs from the Fund in composition, does not pay management fees or expenses and includes reinvested dividends. One cannot invest directly in an index.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility and the social, economic and political climates of countries where the Fund invests. You may have a gain or loss when you sell your shares.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 2001 -- UNAUDITED
------------------------------------------------------------------------

INTERNATIONAL CORE GROWTH FUND

                                            NUMBER
                                           OF SHARES      VALUE
-------------------------------------------------------------------
COMMON STOCK -- 91.8%
-------------------------------------------------------------------
AUSTRALIA -- 0.6%
  Woolworths, Ltd.......................      203,300  $  1,188,893
                                                       ------------
BELGIUM -- 1.0%
  Interbrew*............................       49,500     1,257,722
  UCB S.A.*.............................       19,200       774,605
                                                       ------------
                                                          2,032,327
                                                       ------------
CANADA -- 5.7%
  Barrick Gold Corp.*...................       61,700     1,070,495
  Biovail Corp.*........................       38,700     1,795,680
  Loblaw Cos., Ltd......................       46,700     1,597,857
  Magna International, Inc. Cl. A.......            1            32
  Manulife Financial Corp...............       80,700     2,115,147
  Placer Dome, Inc......................       99,300     1,270,047
  Precision Drilling Corp.*.............       31,400       663,168
  Suncor Energy, Inc....................       68,300     1,902,387
  Talisman Energy, Inc..................       48,900     1,663,089
                                                       ------------
                                                         12,077,902
                                                       ------------
CAYMAN ISLANDS -- 0.6%
  Transocean Sedco Forex, Inc...........       47,300     1,248,720
                                                       ------------
DENMARK -- 1.3%
  Novo-Nordisk AS Cl. B.................       63,900     2,653,060
                                                       ------------
FINLAND -- 1.9%
  Nokia Corp. -- ADR....................      113,000     1,768,450
  Stora Enso OYJ R Shares...............      192,300     2,145,313
                                                       ------------
                                                          3,913,763
                                                       ------------
FRANCE -- 10.6%
  Alstom................................       61,900       945,928
  Assurances Generales de France........       14,900       682,542
  Aventis S.A...........................       29,500     2,237,909
  BNP Paribas S.A.......................       25,300     2,069,056
  Castorama Dubois Investissement
    S.A.*...............................       41,900     1,946,075
  Lafarge S.A...........................       17,000     1,384,856
  L'Oreal S.A...........................       26,900     1,854,486
  Peugeot S.A...........................       26,800       998,236
  Sanofi -- Synthelabo S.A..............       35,500     2,311,584
  Suez S.A..............................       52,000     1,728,509
  TotalFinaElf S.A......................       29,907     4,017,355
  Vivendi Environment...................       49,200     1,905,170
                                                       ------------
                                                         22,081,706
                                                       ------------
GERMANY -- 5.7%
  BASF AG...............................       44,800     1,574,855
  Bayerische Motoren Werke AG...........       70,400     1,791,966
  Deutsche Bank AG......................       32,700     1,782,326
  E.On AG...............................       67,700     3,477,308
  Fresenius Medical Care AG.............       18,500     1,415,228
  Munchener Ruckversicherung-
    Gesellschaft AG.....................        6,800     1,764,937
                                                       ------------
                                                         11,806,620
                                                       ------------
                                            NUMBER
                                           OF SHARES      VALUE
-------------------------------------------------------------------

GREECE -- 0.6%
  Hellenic Telecommunications
    Organization S.A....................       82,000  $  1,327,764
                                                       ------------
IRELAND -- 1.2%
  Allied Irish Banks PLC................      140,059     1,258,936
  Bank of Ireland.......................      156,000     1,237,423
                                                       ------------
                                                          2,496,359
                                                       ------------
ISRAEL -- 0.9%
  Teva Pharmaceutical Industries,
    Ltd. -- ADR.........................       31,400     1,898,130
                                                       ------------
ITALY -- 3.1%
  Autostrade -- Concessioni e
    Costruzioni Autostrade SpA..........      372,500     2,374,650
  ENI SpA...............................      143,200     1,777,519
  Riunione Adriatica di Sicurta SpA*....      194,200     2,334,525
                                                       ------------
                                                          6,486,694
                                                       ------------
JAPAN -- 11.6%
  Ajinomoto Co., Inc....................      132,000     1,520,222
  Daikin Industries, Ltd................       95,000     1,343,700
  Eisai Co., Ltd........................       73,000     1,770,923
  Fuji Photo Film Co., Ltd..............       43,000     1,479,896
  Fujisawa Pharmaceutical Co., Ltd......       55,000     1,253,463
  Ito-Yokado Co., Ltd...................        5,000       222,026
  Japan Tobacco, Inc....................          182     1,323,025
  Marui Co., Ltd........................      137,000     1,876,807
  Mitsui Fudosan Co., Ltd...............      123,000     1,404,180
  Nomura Holdings, Inc..................       97,000     1,267,765
  NTT Corp..............................          200       933,434
  NTT DoCoMo, Inc.......................           70       946,025
  OJI Paper Co., Ltd....................       94,000       472,643
  Oriental Land Co., Ltd................        8,300       512,088
  Orix Corp.*...........................       11,000       918,744
  Seven-Eleven Japan Co., Ltd...........       26,000     1,051,960
  Shionogi & Co., Ltd...................       71,000     1,335,012
  Sumitomo Mitsui Banking Corp..........      172,000     1,233,006
  Takeda Chemical Industries, Ltd.......       33,000     1,523,546
  Tokyo Electric Power Co., Inc.........       46,300     1,154,293
  Tokyo Electron, Ltd...................       22,100       775,439
                                                       ------------
                                                         24,318,197
                                                       ------------
MEXICO -- 0.6%
  America Movil S.A. de C.V. --
    Series L............................       80,900     1,199,747
                                                       ------------
NETHERLANDS -- 6.4%
  Aegon N.V.............................       91,100     2,382,748
  Akzo Nobel N.V........................       44,100     1,798,850
  ASM Lithography Holding N.V.*.........      124,900     1,400,129
  Fortis (NL) N.V.*.....................       94,400     2,305,718
  Heineken N.V..........................       40,350     1,529,400
  ING Groep N.V.........................       71,400     1,913,656
  Koninklijke Ahold N.V.................       75,600     2,099,892
                                                       ------------
                                                         13,430,393
                                                       ------------
PORTUGAL -- 0.9%
  Portugal Telecom SGPS S.A.*...........      250,900     1,823,387
                                                       ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INTERNATIONAL CORE GROWTH FUND

                                            NUMBER
                                           OF SHARES      VALUE
-------------------------------------------------------------------
COMMON STOCK (Continued)
-------------------------------------------------------------------
SINGAPORE -- 1.2%
  Singapore Telecommunications, Ltd.....    2,359,000  $  2,417,296
                                                       ------------
SPAIN -- 3.8%
  Banco Popular Espanol S.A.............       53,500     1,851,453
  Iberdrola S.A.........................      163,400     2,224,685
  Industria de Diseno Textil, S.A.
    (Inditex)*..........................       69,200     1,165,878
  Repsol YPF S. A.......................       67,500       971,262
  Telefonica S.A.*......................      150,798     1,667,207
                                                       ------------
                                                          7,880,485
                                                       ------------
SOUTH KOREA -- 0.6%
  Korea Telecom Corp. SP -- ADR.........       70,600     1,291,274
                                                       ------------
SWEDEN -- 1.0%
  Svenska Handelsbanken AB Cl. A........      155,700     2,021,433
                                                       ------------
SWITZERLAND -- 4.8%
  Nestle S.A............................       14,900     3,180,019
  Novartis AG...........................       94,445     3,698,341
  Serono S.A. -- ADR....................       61,400     1,165,372
  Swiss Re-Regd.........................       19,100     1,878,689
  Swisscom AG...........................          700       197,464
                                                       ------------
                                                         10,119,885
                                                       ------------
UNITED KINGDOM -- 26.2%
  Abbey National PLC....................      141,500     2,075,466
  Allied Domecq PLC.....................      399,300     2,224,166
  BAE Systems PLC.......................      508,400     2,473,217
  Barclays PLC..........................       60,800     1,671,884
  BG Group PLC..........................      471,100     1,815,755
  BP PLC................................      447,200     3,693,744
  British American Tobacco PLC..........      381,600     3,370,634
  British Sky Broadcasting Group PLC*...      239,000     2,074,180
  Centrica PLC..........................    1,009,000     3,158,634
  Compass Group PLC.....................      213,600     1,489,588
  Diageo PLC............................      433,000     4,546,936
  Friends Provident PLC*................      460,700     1,306,785
                                            NUMBER
                                           OF SHARES      VALUE
-------------------------------------------------------------------

UNITED KINGDOM (CONTINUED)
  GlaxoSmithKline PLC...................      116,500  $  3,287,425
  Pearson PLC...........................       93,700     1,003,912
  Powergen PLC..........................      119,100     1,279,552
  Reckitt Benckiser PLC.................      221,600     3,185,204
  Rentokil Initial PLC*.................      436,800     1,579,234
  Royal Bank Of Scotland Group PLC......      101,000     2,223,627
  Scottish Power PLC....................      380,600     2,287,814
  Shire Pharmaceuticals Group PLC*......      111,100     1,502,210
  South African Breweries PLC (ZAR).....       86,900       534,458
  South African Breweries PLC (GBP).....      120,300       751,421
  Tesco PLC.............................      678,400     2,552,434
  United Utilities PLC..................      230,600     2,145,318
  Vodafone Group PLC....................    1,073,900     2,367,466
                                                       ------------
                                                         54,601,064
                                                       ------------
UNITED STATES -- 1.5%
  Santa Fe International Corp...........       66,900     1,421,625
  Schlumberger, Ltd.....................       39,100     1,786,870
                                                       ------------
                                                          3,208,495
                                                       ------------
TOTAL COMMON STOCK
  (Cost: $205,149,716)...............................   191,523,594
                                                       ------------

                                           PRINCIPAL
                                            AMOUNT
-------------------------------------------------------------------
TIME DEPOSIT -- 8.6%
-------------------------------------------------------------------
  Wells Fargo Bank (Nassau)
    2.660%, 10/01/01
    (Cost: $17,890,841).................  $17,890,841    17,890,841
                                                       ------------

TOTAL INVESTMENTS -- 100.4%
  (Cost: $223,040,557)............................   209,414,435
LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.4%)...      (731,149)
                                                    ------------
NET ASSETS -- 100.0%..............................  $208,683,286
                                                    ------------
                                                    ------------
---------------

  *  Non-income producing securities.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS BY INDUSTRY AS OF SEPTEMBER 30, 2001 -- UNAUDITED
------------------------------------------------------------------------
INTERNATIONAL CORE GROWTH FUND

                                  PERCENTAGE OF
INDUSTRY                           NET ASSETS
--------                          -------------
Aerospace/Defense...............        1.2%
Auto-Cars/Light Trucks..........        1.3
Banking.........................        6.5
Beverages -- Alcoholic..........        3.7
Broadcasting....................        1.0
Building Products...............        1.3
Chemicals.......................        1.6
Commercial Services.............        0.8
Computer Software...............        0.5
Diversified Financial
  Services......................        2.2
Diversified Manufacturing.......        1.5
Drugs/Pharmaceuticals...........       13.0
Electric........................        5.0
Electronic
  Components/Semiconductors.....        2.1
Food............................        4.5
Insurance.......................        6.9
Machinery.......................        0.5
Medical Products................        0.7
Mining..........................        1.1
Money Center Banks..............        1.8
Oil & Gas Producers.............       11.6

                                  PERCENTAGE OF
INDUSTRY                           NET ASSETS
--------                          -------------
Paper & Related Products........        1.3%
Photo Equipment & Supplies......        0.7
Public Thoroughfares............        1.1
Real Estate Development.........        0.7
Recycling.......................        0.9
Resorts/Theme Parks.............        0.2
Retail -- Apparel...............        0.6
Retail -- Building Products.....        0.9
Retail -- Convenience Store.....        0.5
Retail -- Department Stores.....        0.9
Retail -- Diversified...........        1.6
Retail -- Food..................        3.0
Telecommunications..............        6.8
Telecommunications Equipment....        0.8
Tobacco.........................        2.2
Water...........................        0.8
Time Deposit....................        8.6
Liabilities in Excess of Other
  Assets........................       (0.4)
                                      -----
NET ASSETS......................      100.0%
                                      =====

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

EMERGING COUNTRIES FUND RETIREMENT SHARES
------------------------------------------------------------------------

  MANAGEMENT TEAM: ERNESTO RAMOS, PH.D., Co-Lead Portfolio Manager; ANDREW BEAL, Co-Lead Portfolio Manager; JASON CAMPBELL, Portfolio Manager; JESSICA L.G OCCHIALINI, Portfolio Manager; REBECCA HAGSTROM, CFA, Investment Analyst; THEODORA JAMISON, Investment Analyst; JOHN CASARIETTI, Investment Analyst; LAWRENCE S. SPEIDELL, CFA, Director of Global Systematic Management & Research

  CHIEF INVESTMENT OFFICER: CATHERINE SOMHEGYI NICHOLAS

  GOAL: The Emerging Countries Fund seeks to maximize long-term capital appreciation through investments in companies located in developing countries around the world.

  MARKET OVERVIEW: Equity markets in the world's emerging countries declined from April 1, 2001 through September 30, 2001 due to:

  - A cyclical downturn in global economic growth and corporate earnings

  - The negative impact of the terrorist attacks, which altered the fundamental outlook for many companies and undermined investor confidence

  Stocks were especially weak in Taiwan, Argentina and Brazil. Taiwan is highly leveraged to global technology spending, which fell sharply. Argentine equities suffered from concerns that the government might default on its loans and devalue the Argentine peso. Argentina's troubles spilled over into neighboring Brazil, another country with heavy external financing needs.

  On a positive note, while equities fell immediately following the terrorist strikes, prices firmed during the final days of September. In addition, several developing markets posted gains this period, including Peru, Indonesia and Russia.

  China sealed an agreement the week after the attacks that could allow the country to join the World Trade Organization as early as December. And central banks worldwide continued to aggressively lower interest rates, making a total of 141 rate cuts between December 1, 2000 and September 30, 2001.

  PERFORMANCE: The Fund's value fell 22.7% during the six-month period ended September 30, 2001 versus the MSCI Emerging Markets Free Index, which shed 18.5%.

  PORTFOLIO SPECIFICS: The Fund primarily invests in shares of rapidly growing companies. This hurt results versus its style-neutral benchmark this period since growth stocks lagged value stocks. Issue selection in South Korea, Mexico and among consumer services companies was another negative.

  On the plus side, the Fund benefited from stock selection in South Africa and China and in the commercial/industrial services sector. Top-performers included South Africa-based Gold Fields, the world's fourth-largest gold producer, and telecommunications services firms China Telecom and South Korea-based SK Telecom.

  MARKET OUTLOOK: Our near-term outlook for emerging market equities is cautious given the weak state of the global economy. Longer-term, however, we are very positive. Accommodative monetary policy worldwide should drive a rebound in global GDP growth and corporate profits. We do not believe that the terrorist strikes have significantly delayed the timing of a recovery, and a deeper trough now sets the stage for a sharper future rebound. In addition, emerging market stock valuations are at levels unseen since the 1998 Russian default crisis. As a result, we believe that strict application of our bottom-up stock selection process will lead us to exciting investment opportunities for the Fund.

--------------------------------------------------------------------------------

EMERGING COUNTRIES FUND RETIREMENT SHARES -- UNAUDITED
------------------------------------------------------------------------
COMPARISON OF CHANGE IN VALUE OF A $250,000 INVESTMENT IN EMERGING COUNTRIES FUND RETIREMENT SHARES WITH THE MSCI EMERGING MARKETS FREE INDEX.

                                                        ANNUALIZED TOTAL RETURNS
                                                              As of 9/30/01                       SINCE
                           1 YEAR                                5 YEARS                        INCEPTION
                           -45.24%                               -7.22%                          -1.97%

[CHART]

            EMERGING COUNTRIES FUND
          RETIREMENT SHARES = $215,935  MSCI EMF INDEX = $138,395
11/28/94                      $250,000                   $250,000
11/94                         $251,800                   $254,738
12/94                         $237,014                   $234,279
1/95                          $217,797                   $209,353
2/95                          $215,595                   $203,984
3/95                          $218,398                   $205,280
4/95                          $231,009                   $214,489
5/95                          $248,825                   $225,900
6/95                          $251,427                   $226,568
7/95                          $268,243                   $231,654
8/95                          $266,841                   $226,197
9/95                          $267,042                   $225,124
10/95                         $254,230                   $216,506
11/95                         $248,625                   $212,645
12/95                         $253,511                   $222,076
1/96                          $276,630                   $237,862
2/96                          $280,651                   $234,080
3/96                          $281,857                   $235,903
4/96                          $299,951                   $245,335
5/96                          $310,204                   $244,239
6/96                          $310,807                   $245,764
7/96                          $298,946                   $228,968
8/96                          $311,812                   $234,829
9/96                          $317,441                   $236,863
10/96                         $309,199                   $230,546
11/96                         $321,453                   $234,409
12/96                         $324,696                   $235,469
1/97                          $348,815                   $251,531
2/97                          $359,557                   $262,302
3/97                          $353,679                   $255,412
4/97                          $356,720                   $255,864
5/97                          $378,001                   $263,186
6/97                          $406,782                   $277,271
7/97                          $426,442                   $281,410
8/97                          $393,810                   $245,601
9/97                          $421,983                   $252,406
10/97                         $354,693                   $210,990
11/97                         $344,552                   $203,291
12/97                         $357,563                   $208,190
1/98                          $336,925                   $191,862
2/98                          $363,844                   $211,887
3/98                          $384,705                   $221,082
4/98                          $397,043                   $218,674
5/98                          $355,768                   $188,707
6/98                          $331,318                   $168,912
7/98                          $346,571                   $174,268
8/98                          $245,169                   $123,880
9/98                          $245,394                   $131,738
10/98                         $265,900                   $145,611
11/98                         $279,646                   $157,721
12/98                         $281,674                   $155,435
1/99                          $290,237                   $152,927
2/99                          $284,378                   $154,415
3/99                          $303,081                   $174,765
4/99                          $337,558                   $196,387
5/99                          $335,755                   $195,245
6/99                          $378,766                   $217,403
7/99                          $370,434                   $211,498
8/99                          $370,209                   $213,422
9/99                          $364,804                   $206,199
10/99                         $371,335                   $210,590
11/99                         $412,769                   $229,472
12/99                         $504,421                   $258,656
1/00                          $497,215                   $260,198
2/00                          $548,332                   $263,634
3/00                          $533,020                   $264,921
4/00                          $458,708                   $239,808
5/00                          $434,838                   $229,894
6/00                          $460,059                   $237,992
7/00                          $430,109                   $225,753
8/00                          $441,593                   $226,862
9/00                          $398,808                   $207,054
10/00                         $365,255                   $192,042
11/00                         $317,199                   $175,251
12/00                         $326,334                   $179,482
1/01                          $347,396                   $204,197
2/01                          $313,900                   $188,208
3/01                          $282,434                   $169,722
4/01                          $294,107                   $178,108
5/01                          $296,391                   $180,234
6/01                          $288,778                   $176,535
7/01                          $270,507                   $165,379
8/01                          $260,864                   $163,742
9/30/01                       $215,935                   $138,395

The graph above shows the value of a hypothetical $250,000 investment in the Fund compared with the Morgan Stanley Capital International Emerging Markets Free Index ("MSCI EMF") for the periods indicated. The Fund's Class R shares were first available on May 21, 1999. Performance prior to the introduction of Class R shares reflects the historical performance of the Fund's Class I Shares. Class I and R shares have no sales charge or distribution fee, but Class R shares have a shareholder service fee of .25%. Historical performance returns of the Class I shares do not reflect the shareholder servicing fee applicable to Class R shares which would have made returns slightly lower. The Fund calculates its performance based upon the historical performance of its corresponding series of Nicholas-Applegate Mutual Funds (renamed Pilgrim Mutual Funds), adjusted to reflect all fees and expenses applicable to the Fund's Class I shares. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Absent expense limitations, total returns would have been slightly lower. The total returns shown above do not show the effects of income taxes on an individual's investment. In most cases, taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. Past performance cannot guarantee future results.

The unmanaged MSCI EMF Index is composed of approximately 900 companies which represent the stock markets of 25 countries, including South Korea, Brazil and South Africa. The unmanaged Index differs from the Fund in composition, does not pay management fees or expenses and includes reinvested dividends. One cannot invest directly in an index.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility and the social, economic and political climates of countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. You may have a gain or loss when you sell your shares.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 2001 -- UNAUDITED
------------------------------------------------------------------------

EMERGING COUNTRIES FUND

                                            NUMBER
                                           OF SHARES      VALUE
-------------------------------------------------------------------
COMMON STOCK -- 84.2%
-------------------------------------------------------------------
CHILE -- 0.9%
  Compania de Petroleos de Chile S.A....      115,300  $    328,315
  Empresa Nacional de Electricidad
    S.A. -- ADR.........................       42,200       365,452
                                                       ------------
                                                            693,767
                                                       ------------
CROATIA -- 0.8%
  Pliva D.D. -- GDR Reg S...............       71,600       622,920
                                                       ------------
HONG KONG -- 4.8%
  China Mobile (Hong Kong), Ltd.*.......      610,500     1,937,288
  China Overseas Land & Investment,
    Ltd.................................    3,288,000       311,958
  China Resources Enterprise, Ltd.*.....      418,000       364,434
  HKCB Bank Holding Co., Ltd............      325,000       132,300
  Li & Fung, Ltd........................      432,000       409,872
  SmarTone Telecommunications Holdings,
    Ltd.*...............................      621,000       660,850
                                                       ------------
                                                          3,816,702
                                                       ------------
HUNGARY -- 1.9%
  Gedeon Richter Rt.....................       19,300     1,074,619
  Magyar Tavkozlesi Rt (Matav)..........      139,000       358,497
  Magyar Tavkozlesi Rt (Matav) -- ADR...        8,700       117,537
                                                       ------------
                                                          1,550,653
                                                       ------------
INDIA -- 8.3%
  Hindustan Lever, Ltd..................      596,500     2,592,936
  Infosys Technologies, Ltd.............       20,600     1,023,908
  ITC, Ltd..............................       98,300     1,186,174
  Reliance Industries, Ltd..............      288,800     1,604,545
  Wipro, Ltd............................       12,200       268,999
                                                       ------------
                                                          6,676,562
                                                       ------------
INDONESIA -- 1.6%
  PT Astra International, Inc.*.........    1,175,000       233,003
  PT Bank Central Asia Tbk*.............    3,345,000       473,796
  PT Gudang Garam Tbk*..................      155,000       159,670
  PT Indofood Sukses Makmur Tbk.........    2,350,500       175,546
  PT Telekomunikasi Indonesia...........      777,500       212,246
                                                       ------------
                                                          1,254,261
                                                       ------------
ISRAEL -- 3.5%
  Check Point Software Technologies,
    Ltd.*...............................       23,300       513,066
  Elbit Systems, Ltd.*..................       18,900       310,527
  Lumenis, Ltd.*........................       23,600       473,888
  RADWARE, Ltd.*........................       20,400       178,092
  Taro Pharmaceuticals Industries,
    Ltd.*...............................       13,900       488,724
  Teva Pharmaceutical Industries,
    Ltd. -- ADR.........................       14,500       876,525
                                                       ------------
                                                          2,840,822
                                                       ------------
MALAYSIA -- 5.4%
  Malayan Banking Berhad................      393,000     1,065,237
  Perusahaan Otomobil Nasional Berhad...      193,000       309,816
  Telekom Malaysia Berhad*..............      502,000     1,215,368
  Tenaga Nasional Berhad................      688,000     1,783,368
                                                       ------------
                                                          4,373,789
                                                       ------------
                                            NUMBER
                                           OF SHARES      VALUE
-------------------------------------------------------------------

MEXICO -- 14.6%
  America Movil S.A. de C.V. -- Ser
    L...................................      160,300  $  2,377,249
  Carso Global Telecom Cl. A1*..........      266,500       517,984
  Coca-Cola Femsa S.A. de C.V. Ser.
    L -- ADR............................       25,300       499,675
  Consorcio ARA S.A. de C.V.*...........      267,700       334,871
  Corporacion Interamericana de
    Entretenimiento S.A. de C.V. Cl.
    B*..................................    1,317,300     2,631,000
  Grupo Financiero Inbursa S.A de
    C.V.*...............................      212,400       593,907
  Organizacion Soriana S.A. de C.V. --
    Ser B*..............................      226,600       393,269
  Pepsi -- Gemex S.A. -- GDR*...........      105,100       551,775
  Telefonos De Mexico S.A. de C.V.
    (Telmex) -- ADR.....................       61,600     1,989,064
  Tubos de Acero De Mexico S.A.
    (TAMSA) -- ADR......................       53,900       485,100
  TV Azteca S.A. de C.V. -- ADR.........       23,800        91,630
  Wal-Mart de Mexico S.A. -- Ser C......      112,800       213,434
  Wal-Mart de Mexico S.A. -- Ser V......      484,400     1,012,795
                                                       ------------
                                                         11,691,753
                                                       ------------
PHILIPPINES -- 0.3%
  Manila Electric Co. Cl. B*............       64,400        42,641
  Philippine Long Distance Telephone
    Co. -- ADR..........................       23,400       221,130
                                                       ------------
                                                            263,771
                                                       ------------
REPUBLIC OF CHINA -- 4.1%
  Beijing Datang Power Generation Co.,
    Ltd.................................    1,510,000       542,086
  China Southern Airlines Co., Ltd. --
    Ser H*..............................    1,000,000       205,141
  China Unicom, Ltd. -- ADR*............       60,800       656,640
  CNOOC, Ltd.*..........................        9,000         8,943
  Huaneng Power International, Inc. --
    Ser H...............................      848,000       478,390
  PetroChina Co., Ltd. -- Ser H.........    2,435,700       462,188
  Qingling Motors Co., Ltd. -- Ser H....    2,372,000       355,823
  Yanzhou Coal Mining Co., Ltd. -- Ser
    H...................................    1,828,000       550,779
                                                       ------------
                                                          3,259,990
                                                       ------------
RUSSIAN FEDERATION -- 3.4%
  AO Mosenergo -- ADR...................       70,900       224,044
  AO VimpelCom -- ADR*..................        8,400       137,928
  Mobile Telesystems -- ADR*............       31,700       777,918
  RAO Unified Energy System (UES) --
    ADR.................................       45,000       396,900
  Sibneft -- ADR........................       41,700       210,919
  Surgutneftegaz -- ADR.................       87,100       974,649
                                                       ------------
                                                          2,722,358
                                                       ------------
SOUTH AFRICA -- 10.2%
  ABSA Group, Ltd.......................      247,800     1,024,734
  AECI, Ltd.*...........................       45,700        80,160
  African Bank Investments, Ltd.*.......      485,800       420,125
  BoE, Ltd..............................    1,356,500       575,264
  FirstRand, Ltd.*......................    1,252,800     1,036,148
  Gold Fields, Ltd......................      148,300       670,892
  Harmony Gold Mining Co., Ltd. -- ADR..      136,901       726,944
  Impala Platinum Holdings, Ltd.........       17,000       600,150
  Liberty Group, Ltd....................       90,200       522,710

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                            NUMBER
                                           OF SHARES      VALUE
-------------------------------------------------------------------
COMMON STOCK (Continued)
-------------------------------------------------------------------
SOUTH AFRICA (CONTINUED)
  Murray & Roberts Holdings, Ltd.*......      190,200  $    149,918
  Sanlam, Ltd.*.........................      773,300       790,663
  Sasol, Ltd............................      106,800       872,635
  Steinhoff International Holdings,
    Ltd.*...............................      769,800       606,764
  Super Group, Ltd......................      147,800       146,032
                                                       ------------
                                                          8,223,139
                                                       ------------
SOUTH KOREA -- 12.3%
  Good Morning Securities Co., Ltd.*....      162,680       383,251
  Kookmin Bank..........................       52,430       644,615
  Korea Electric Power Corp.*...........      137,940     2,212,096
  Pohang Iron & Steel Co., Ltd..........       25,800     1,589,966
  Samsung Electronics Co., Ltd..........       19,797     2,116,518
  Samsung Fire & Marine Insurance.......       23,690       649,462
  SK Telecom Co., Ltd...................       11,170     1,774,234
  SK Telecom Co., Ltd. -- ADR...........       29,500       543,980
                                                       ------------
                                                          9,914,122
                                                       ------------
TAIWAN -- 8.1%
  Acer, Inc. -- GDR.....................        3,229         4,521
  Acer, Inc.............................            1             0
  Ambit Microsystems Corp...............      252,300       815,168
  ASE Test, Ltd.*.......................       32,600       251,020
  Asustek Computer, Inc.................      381,500     1,144,168
  China Development Industrial Bank*....    1,217,000       599,507
  Quanta Computer, Inc..................      118,500       221,479
  Taiwan Semiconductor Manufacturing
    Co., Ltd.*..........................    1,108,800     1,500,463
  Topco Scientific Co., Ltd.*...........       82,000       241,177
  United Microelectronics Corp.*........    2,229,450     1,737,821
                                                       ------------
                                                          6,515,324
                                                       ------------
THAILAND -- 2.1%
  BEC World Public Co., Ltd.*...........       71,800       361,583
  Siam City Cement Public Co., Ltd.*....      150,300       493,341
  Thai Farmers Bank Public Co., Ltd.*...    2,208,300       819,176
                                                       ------------
                                                          1,674,100
                                                       ------------
TURKEY -- 0.8%
  Enka Holdings Yatirim A.S.............    1,504,000        76,649
  Eregli Demir Ve Celik Fabrikalari
    TAS*................................   21,485,000       186,002
  Vestel Electronik Sanayi ve Ticaret
    A.S.*...............................  152,735,000       167,155
  Yapi ve Kredi Bankasi A.S.*...........  141,356,000       207,809
                                                       ------------
                                                            637,615
                                                       ------------
UNITED KINGDOM -- 1.1%
  BHP Billiton, Ltd.....................      207,600       842,726
                                                       ------------
TOTAL COMMON STOCK
  (Cost: $80,189,792)................................
                                                         67,574,374
                                                       ------------
                                            NUMBER
                                           OF SHARES      VALUE
-------------------------------------------------------------------

PREFERRED STOCK -- 8.6%
-------------------------------------------------------------------
BRAZIL -- 7.3%
  Aracruz Celulose S.A. -- ADR..........       30,700  $    455,895
  Banco Bradesco S.A....................  348,366,000     1,384,072
  Banco Itau S.A........................   17,300,000     1,101,292
  Centrais Eletricas Brasileiras
    S.A. -- Eletrobras Cl. B*...........   42,710,000       470,202
  Eletropaulo Metropolitana S.A.*.......   37,700,000       825,856
  Petroleo Brasileiro S.A. -- ADR.......       83,600     1,605,120
                                                       ------------
                                                          5,842,437
                                                       ------------
SOUTH KOREA -- 1.3%
  Daishin Securities Co., Ltd.*.........       52,950       217,542
  Samsung Electronics Co., Ltd..........       19,120       859,998
                                                       ------------
                                                          1,077,540
                                                       ------------
TOTAL PREFERRED STOCK
  (Cost: $7,974,209).................................     6,919,977
                                                       ------------
-------------------------------------------------------------------
WARRANTS -- 4.3%
-------------------------------------------------------------------
SOUTH AFRICA -- 0.1%
  Harmony Gold Mining -- Wts 06/29/03...       43,667        82,967
                                                       ------------
TAIWAN -- 3.5%
  Credit Suisse FB Compal
    Electronics, Inc. -- Wts 02/16/04...      747,500       560,625
  Credit Suisse FB Formosa Chemicals &
    Fibre Corp. -- Wts 03/15/04.........       52,400        31,964
  Credit Suisse FB Formosa Plastic
    Corp. -- Wts 03/15/04...............       21,000        17,430
  Credit Suisse FB Korea Telecom -- Wts
    05/21/04............................       26,900       912,179
  Credit Suisse FB Quanta
    Computer, Inc. -- Wts 03/19/04......      145,875       272,786
  Credit Suisse FB Taiwan Semiconductor
    Manufacturing Co., Ltd. -- Wts
    01/26/04............................      565,200       763,020
  Credit Suisse FB United
    Microelectronics -- Wts 01/26/04....      316,200       246,636
                                                       ------------
                                                          2,804,640
                                                       ------------
UNITED KINGDOM -- 0.7%
  UBS AG London -- MediaTek, Inc. --
    Wts 7/25/02.........................       56,000       572,320
                                                       ------------
TOTAL WARRANTS
  (Cost: $5,245,640).................................     3,459,927
                                                       ------------

TOTAL INVESTMENTS -- 97.1%
  (Cost: $93,409,641).............................    77,954,278
OTHER ASSETS IN EXCESS OF LIABILITIES -- 2.9%.....     2,302,221
                                                    ------------
NET ASSETS -- 100.0%..............................  $ 80,256,499
                                                    ------------
                                                    ------------
---------------

* Non-income producing securities.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS BY INDUSTRY AS OF SEPTEMBER 30, 2001 -- UNAUDITED
------------------------------------------------------------------------
EMERGING COUNTRIES FUND

                                  PERCENTAGE OF
INDUSTRY                           NET ASSETS
--------                          -------------
Aerospace/Defense --
  Equipment.....................        0.4%
Airlines........................        0.3
Audio/Video Products............        0.2
Auto -- Cars/Light Trucks.......        1.1
Banking.........................       10.4
Beverages -- Non Alcoholic......        1.3
Building Materials..............        0.8
Chemicals.......................        2.2
Computer Software...............        1.6
Computers.......................        1.6
Distribution/Wholesale..........        0.5
Diversified Financial
  Services......................        6.7
Diversified Minerals............        1.1
Diversified Operations..........        1.0
Drugs/Pharmaceuticals...........        3.8
Electric........................        9.1
Electronic
  Components/Semiconductors.....        9.8
Entertainment...................        3.3
Food -- Misc/Diversified........        0.2

                                  PERCENTAGE OF
INDUSTRY                           NET ASSETS
--------                          -------------
Housewares......................        4.0%
Insurance.......................        2.4
Internet Content................        0.2
Internet Security...............        0.6
Medical Laser Systems...........        0.6
Metals..........................        3.5
Mining..........................        2.5
Oil & Gas Producers.............        5.2
Paper & Related Products........        0.6
Real Estate
  Operation/Development.........        0.8
Retail -- Discount..............        1.5
Retail -- Supermarkets..........        0.5
Telecommunications..............       17.3
Television......................        0.1
Tobacco.........................        1.7
Transportation..................        0.2
Other Assets in Excess of
  Liabilities...................        2.9
                                      -----
NET ASSETS......................      100.0%
                                      =====

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

LARGE CAP GROWTH FUND RETIREMENT SHARES
------------------------------------------------------------------------

  MANAGEMENT TEAM: ANDREW B. GALLAGHER, Lead Portfolio Manager; WILLIAM H. CHENOWETH, CFA, Portfolio Manager; MICHAEL CARROLL, Portfolio Manager; KENNETH
H. LEE, CFA, Portfolio Manager; TRISHA C. SCHUSTER, CFA, Portfolio Manager; EVAN LUNDQUIST, Portfolio Manager; THOMAS J. SMITH, CFA, Investment Analyst; LIANNE NELSON, Investment Analyst

  CHIEF INVESTMENT OFFICER: CATHERINE SOMHEGYI NICHOLAS

  GOAL: The Large Cap Growth Fund seeks to maximize long-term capital appreciation by investing primarily in stocks from a universe of large US companies with market capitalizations corresponding to the upper 90% of the Russell 1000 Growth Index at time of purchase.

  MARKET OVERVIEW: The US equity market posted a loss during the six months ended September 30, 2001. Ongoing concerns about the economy and corporate profits fueled the decline.

  Following sluggishness in the second half of 2000, economic activity continued to deteriorate in 2001. A steep fall off in capital spending led to production cutbacks, layoffs and a drop in consumer confidence. As the economy slowed, so did corporate profits. Earnings for S&P 500 companies in the second quarter dropped 17%, and estimates indicated a decline in third quarter results.

  Events of September 11 dealt another blow to a weak economy and stock market. To stimulate growth and encourage investors, the Federal Reserve accelerated already aggressive monetary easing. Although selling pressures intensified during the week after the terrorist actions, stock prices rebounded in the final days of September.

  This period's sell-off was broadly based. However, value stocks outperformed growth stocks, and healthcare and consumer staples issues led technology and consumer discretionary names. In an uncertain environment, investors were risk averse, preferring stocks with defensive attributes.

  PERFORMANCE: The Large Cap Growth Fund lost 28.3% during the six months ended September 30, 2001. The Russell 1000 Growth Index, which shed 12.6% this period.

  PORTFOLIO SPECIFICS: Large-cap growth stocks with the highest P/E ratios and growth rates underperformed lower P/E, lower growth-rate names this period. As investors shunned risk, they were unwilling to pay for above-average growth potential. This hurt relative results since the Fund generally owns industry leaders -- companies with strong fundamentals that command premium valuations and growth forecasts. Stock selection among technology and consumer services firms also detracted from performance. In August, many of these companies showed signs of improving fundamentals. However, the impact of the attacks more than offset positive developments.

  On a favorable note, stock selection in the drugs/ pharmaceuticals industry and an overweight in managed healthcare providers boosted relative returns. King Pharmaceuticals and UnitedHealthcare were among the Fund's best-performing holdings this period.

  MARKET OUTLOOK: Near term, we expect US stock prices to remain under pressure due to continued weakness in the economy and corporate profits. Longer term, however, there are compelling reasons for US equity prices to advance. Valuations are at levels unseen since 1996. The Fed is likely to continue lowering interest rates, and fiscal policy should become increasingly stimulative. A much steeper yield curve points to economic and earnings growth recovery by the middle of next year.

  Throughout, we remain confident that our research-intensive investment process will lead us to stocks with the best earnings prospects.

--------------------------------------------------------------------------------

LARGE CAP GROWTH FUND RETIREMENT SHARES -- UNAUDITED
------------------------------------------------------------------------
COMPARISON OF CHANGE IN VALUE OF A $250,000 INVESTMENT IN LARGE CAP GROWTH FUND RETIREMENT SHARES WITH THE RUSSELL 1000 GROWTH INDEX.

                                                        ANNUALIZED TOTAL RETURNS
                                                             As of 9/30/01                       SINCE
                           1 YEAR                                                              INCEPTION
                           -64.47%                                                              12.18%

[CHART]

             LARGE CAP GROWTH FUND           RUSSELL 1000
          RETIREMENT SHARES = $429,540  GROWTH INDEX = $318,121
12/27/96                      $250,000                 $250,000
12/96                         $247,200                 $246,185
1/97                          $272,400                 $263,452
2/97                          $267,800                 $261,669
3/97                          $260,000                 $247,507
4/97                          $270,000                 $263,941
5/97                          $300,200                 $282,990
6/97                          $311,400                 $294,315
7/97                          $350,200                 $320,345
8/97                          $342,200                 $301,595
9/97                          $359,600                 $316,436
10/97                         $359,200                 $304,741
11/97                         $354,897                 $317,683
12/97                         $361,073                 $321,241
1/98                          $366,478                 $330,846
2/98                          $400,192                 $355,733
3/98                          $424,641                 $369,912
4/98                          $438,281                 $375,032
5/98                          $427,214                 $364,388
6/98                          $458,097                 $386,707
7/98                          $448,284                 $384,147
8/98                          $373,570                 $326,494
9/98                          $420,007                 $351,576
10/98                         $451,657                 $379,832
11/98                         $494,721                 $408,726
12/98                         $580,590                 $445,580
1/99                          $645,965                 $471,745
2/99                          $632,475                 $450,195
3/99                          $697,590                 $473,907
4/99                          $734,169                 $474,514
5/99                          $739,357                 $459,932
6/99                          $770,488                 $492,146
7/99                          $760,111                 $476,505
8/99                          $755,442                 $484,291
9/99                          $769,710                 $474,116
10/99                         $825,227                 $509,922
11/99                         $920,176                 $537,432
12/99                       $1,137,573                 $593,330
1/00                        $1,088,282                 $565,509
2/00                        $1,247,049                 $593,157
3/00                        $1,290,373                 $635,615
4/00                        $1,191,273                 $605,372
5/00                        $1,115,262                 $574,886
6/00                        $1,232,781                 $618,456
7/00                        $1,178,043                 $592,673
8/00                        $1,331,362                 $646,334
9/00                        $1,215,659                 $585,197
10/00                       $1,091,136                 $557,505
11/00                         $880,944                 $475,324
12/00                         $862,758                 $460,284
1/01                          $840,828                 $492,085
2/01                          $695,876                 $408,544
3/01                          $602,272                 $364,086
4/01                          $680,364                 $410,132
5/01                          $649,876                 $404,095
6/01                          $617,249                 $394,736
7/01                          $581,679                 $384,872
8/01                          $515,890                 $353,389
9/30/01                       $429,540                 $318,121

The graph above shows the value of a hypothetical $250,000 investment in the Fund compared with the Russell 1000 Growth Index for the periods indicated. The Fund's Class R shares were first available on May 21, 1999. Performance prior to the introduction of Class R shares reflects the historical performance of the Fund's Class I Shares. Class I and R shares have no sales charge or distribution fee, but Class R shares have a shareholder service fee of .25%. Historical performance returns of the Class I shares do not reflect the shareholder servicing fee applicable to Class R shares which would have made returns slightly lower. The Fund calculates its performance based upon the historical performance of its corresponding series of Nicholas-Applegate Mutual Funds (renamed Pilgrim Mutual Funds), adjusted to reflect all fees and expenses applicable to the Fund's Class I shares. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Absent expense limitations, total returns would have been slightly lower. The total returns shown above do not show the effects of income taxes on an individual's investment. In most cases, taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. Past performance cannot guarantee future results.

The unmanaged Russell Growth 1000 Index measures the stock performance of 1000 of the largest U.S. companies. The unmanaged Index differs from the Fund in composition, does not pay management fees or expenses and includes reinvested dividends. One cannot invest directly in an index.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions. You may have a gain or loss when you sell your shares.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 2001 -- UNAUDITED
------------------------------------------------------------------------
LARGE CAP GROWTH FUND

                                           NUMBER
                                          OF SHARES     VALUE
----------------------------------------------------------------
COMMON STOCK -- 99.5%
----------------------------------------------------------------
BIOTECHNOLOGY -- 4.3%
  Amgen, Inc.*..........................    58,400   $ 3,432,168
                                                     -----------
BROADCASTING -- 1.8%
  Viacom, Inc. Cl. A*...................    40,900     1,429,455
                                                     -----------
COMMERCIAL SERVICES -- 2.8%
  Cendant Corp.*........................   175,400     2,245,120
                                                     -----------
COMPUTER SERVICES -- 0.5%
  Brocade Communications
    Systems, Inc.*......................    28,400       398,452
                                                     -----------
COMPUTER SOFTWARE -- 5.1%
  Microsoft Corp.*......................    78,500     4,016,845
                                                     -----------
COMPUTERS -- 5.0%
  Dell Computer Corp.*..................   134,300     2,488,579
  International Business Machines
    Corp................................    16,300     1,504,490
                                                     -----------
                                                       3,993,069
                                                     -----------
DIVERSIFIED FINANCIAL SERVICES -- 8.1%
  Capital One Financial Corp............    35,700     1,643,271
  Citigroup, Inc........................    79,200     3,207,600
  Fannie Mae............................    19,900     1,593,194
                                                     -----------
                                                       6,444,065
                                                     -----------
DIVERSIFIED MANUFACTURING OPERATION -- 7.2%
  General Electric Co...................    47,100     1,752,120
  Tyco International, Ltd...............    86,500     3,935,750
                                                     -----------
                                                       5,687,870
                                                     -----------
DRUGS/PHARMACEUTICALS -- 13.7%
  Abbott Laboratories...................    59,300     3,074,705
  IDEC Pharmaceuticals Corp.*...........    29,900     1,482,143
  Johnson & Johnson.....................    54,100     2,997,140
  King Pharmaceuticals, Inc.*...........    43,600     1,829,020
  Pfizer, Inc...........................    36,600     1,467,660
                                                     -----------
                                                      10,850,668
                                                     -----------
E-COMMERCE -- 3.2%
  eBay, Inc.*...........................    55,800     2,552,850
                                                     -----------
ELECTRONICS -- 2.1%
  L-3 Communications Holdings, Inc.*....    19,200     1,679,040
                                                     -----------
ELECTRONICS COMPONENTS/SEMICONDUCTORS -- 6.9%
  Applied Materials, Inc.*..............    33,200       944,208
  Applied Micro Circuits Corp.*.........     2,800        19,572
  Intel Corp............................    82,900     1,690,331
  KLA-Tencor Corp.*.....................    29,900       944,242
  Texas Instuments, Inc.................    74,900     1,871,002
                                                     -----------
                                                       5,469,355
                                                     -----------
                                           NUMBER
                                          OF SHARES     VALUE
----------------------------------------------------------------
LEISURE/GAMING -- 4.6%
  MGM Mirage, Inc.*.....................   161,900   $ 3,639,512
                                                     -----------
MEDICAL-HMO -- 4.9%
  UnitedHealth Group, Inc...............    58,400     3,883,600
                                                     -----------
MEDICAL-HOSPITALS -- 2.3%
  Tenet Healthcare Corp.*...............    30,500     1,819,325
                                                     -----------
MEDICAL-INSTRUMENTS -- 1.5%
  Medtronic, Inc........................    28,200     1,226,700
                                                     -----------
MEDICAL-SERVICES -- 3.6%
  McKesson Corp.........................    74,600     2,819,134
                                                     -----------
MULTIMEDIA -- 4.4%
  AOL Time Warner, Inc.*................   106,600     3,528,460
                                                     -----------
NETWORKING PRODUCTS -- 2.8%
  Cisco Systems, Inc.*..................   182,400     2,221,632
                                                     -----------
RETAIL-BUILDING PRODUCTS -- 3.4%
  Home Depot, Inc.......................    69,600     2,670,552
                                                     -----------
RETAIL-DISCOUNT -- 3.6%
  Wal-Mart Stores, Inc..................    58,000     2,871,000
                                                     -----------
TELECOMMUNICATIONS -- 4.6%
  AT&T Wireless Services, Inc.*.........   162,200     2,423,268
  WorldCom, Inc.*.......................    81,500     1,225,760
                                                     -----------
                                                       3,649,028
                                                     -----------
TELECOMMUNICATIONS EQUIPMENT -- 3.1%
  QUALCOMM, Inc.*.......................    51,800     2,462,572
                                                     -----------
TOTAL COMMON STOCK -- 99.5%
  (Cost: $94,195,934)..............................   78,990,472
                                                     -----------

                                          PRINCIPAL
                                           AMOUNT
----------------------------------------------------------------
TIME DEPOSIT -- 0.5%
----------------------------------------------------------------
  Wachovia Bank (Nassau)
    2.660%, 10/01/2001
    (Cost: $401,607)....................  $401,607       401,607
                                                     -----------

TOTAL INVESTMENTS -- 100.0%
  (Cost: $94,597,541).............................    79,392,079
LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.0%)...        (1,900)
                                                     -----------
NET ASSETS -- 100.0%..............................   $79,390,179
                                                     -----------
                                                     -----------
---------------

  *  Non-income producing securities.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

MID CAP GROWTH FUND RETIREMENT SHARES
------------------------------------------------------------------------

  MANAGEMENT TEAM: WILLIAM H. CHENOWETH, CFA, Lead Portfolio Manager; ANDREW B. GALLAGHER, Portfolio Manager; KENNETH H. LEE, CFA, Portfolio Manager; TRISHA C. SCHUSTER, CFA, Portfolio Manager; EVAN LUNDQUIST, Portfolio Manager; MICHAEL CARROLL, Portfolio Manager; THOMAS J. SMITH, CFA, Investment Analyst; LIANNE NELSON, Investment Analyst

  CHIEF INVESTMENT OFFICER: CATHERINE SOMHEGYI NICHOLAS

  GOAL: The Mid Cap Growth Fund seeks to maximize long-term capital appreciation through investments in US securities with market capitalizations corresponding to the middle 90% of the Russell Midcap Growth Index at time of purchase.

  MARKET OVERVIEW: US equity prices fell between April 1, 2001 and September 30, 2001. Major factors contributing to the decline included:

  - Economic weakness, with GDP growth slowing to levels not seen since 1993

  - Deterioration in corporate earnings due to a downturn in capital spending, contracting profit margins and eroding consumer confidence

  The terrorist strikes triggered fears of recession, exacerbating difficult market conditions. In response, the Federal Reserve accelerated already aggressive monetary easing, pumping liquidity into the financial system and cutting interest rates on September 17 for the eighth time since January 1. While trading sharply lower the week after the attacks, stocks rallied in the last week of September.

  This period's equity selloff was broadly based. Given the uncertain environment, however, investors favored value stocks over growth stocks and healthcare and consumer staples issues to technology and consumer discretionary names.

  PERFORMANCE: The Fund's value declined 29.8% during the six-month period ended September 30, 2001, compared to its Russell Midcap Growth Index benchmark, down 16.1%.

  PORTFOLIO SPECIFICS: Within the mid-cap growth universe, stocks with the highest P/E ratios and growth rates underperformed lower P/E, lower growth-rate names this period. This hurt relative results since the Fund generally owns industry leaders -- companies with strong fundamentals that command premium valuations and growth forecasts. As investors' appetite for risk decreased, they were unwilling to pay for above-average growth potential. In addition, because we estimated that the slowdown in technology spending would last only two to three quarters, we maintained positions in leading data storage and telecommunications equipment stocks. These holdings hurt returns amid signs that the downturn would be more protracted.

  On the plus side, being overweight the healthcare sector and underweight the technology sector contributed favorably to relative results this period.

  On a stock-by-stock basis, we decreased the Fund's exposure to companies dependent on near-term economic recovery for success. We increased holdings of select defense, healthcare and financial services firms and recession-resistant retailers.

  MARKET OUTLOOK: While our near-term outlook is cautious, numerous factors set the stage for a strong rebound in stock prices. Valuations are more attractive. The positive impact of lower interest rates, which typically takes nine to twelve months to affect the economy, should begin to take hold. Expectations are that the Fed will continue to cut interest rates, especially in light of subdued inflation. Congress is likely to pass a major economic stimulus package.

  Despite recent challenges, we are confident that our proven investment process will deliver superior returns over the long run.

--------------------------------------------------------------------------------

MID CAP GROWTH FUND RETIREMENT SHARES -- UNAUDITED
------------------------------------------------------------------------
COMPARISON OF CHANGE IN VALUE OF A $250,000 INVESTMENT IN MID CAP GROWTH FUND RETIREMENT SHARES WITH THE RUSSELL MID CAP GROWTH INDEX.

                             ANNUALIZED TOTAL RETURNS
                                   As of 9/30/01
                           1 YEAR           5 YEARS   10 YEARS
                           -67.06%           1.14%      9.33%

[CHART]

              MID CAP GROWTH FUND             RUSSELL MID CAP
         RETIREMENT SHARES = $2,055,419  GROWTH INDEX = $1,410,592
9/30/85                        $250,000                   $250,000
10/85                          $263,075                        n/a
11/85                          $289,087                        n/a
12/85                          $311,853                        n/a
1/86                           $325,060                   $254,808
2/86                           $353,156                   $277,271
3/86                           $388,419                   $293,919
4/86                           $386,041                   $297,128
5/86                           $420,071                   $315,779
6/86                           $437,537                   $320,667
7/86                           $413,932                   $295,149
8/86                           $435,684                   $308,539
9/86                           $388,708                   $282,971
10/86                          $426,549                   $300,054
11/86                          $426,881                   $302,871
12/86                          $414,310                   $293,876
1/87                           $479,750                   $334,697
2/87                           $504,665                   $359,632
3/87                           $508,829                   $364,489
4/87                           $503,526                   $355,010
5/87                           $505,666                   $357,301
6/87                           $523,252                   $371,925
7/87                           $561,005                   $388,852
8/87                           $578,649                   $404,897
9/87                           $570,304                   $395,953
10/87                          $410,762                   $287,176
11/87                          $376,701                   $267,199
12/87                          $429,194                   $301,987
1/88                           $414,237                   $305,045
2/88                           $445,514                   $330,064
3/88                           $439,968                   $331,554
4/88                           $443,962                   $333,427
5/88                           $447,758                   $327,525
6/88                           $488,942                   $352,277
7/88                           $470,876                   $338,945
8/88                           $452,960                   $326,033
9/88                           $478,451                   $338,930
10/88                          $482,734                   $336,883
11/88                          $467,083                   $328,773
12/88                          $483,547                   $341,011
1/89                           $513,020                   $361,109
2/89                           $500,519                   $358,146
3/89                           $509,504                   $362,534
4/89                           $536,547                   $383,183
5/89                           $569,680                   $403,542
6/89                           $542,095                   $398,132
7/89                           $603,758                   $429,326
8/89                           $625,705                   $445,944
9/89                           $637,955                   $445,787
10/89                          $619,359                   $427,200
11/89                          $641,333                   $437,312
12/89                          $647,586                   $448,368
1/90                           $609,023                   $406,819
2/90                           $635,718                   $415,183
3/90                           $655,839                   $432,585
4/90                           $640,478                   $420,621
5/90                           $744,332                   $463,877
6/90                           $753,918                   $469,603
7/90                           $728,398                   $454,631
8/90                           $669,144                   $401,763
9/90                           $618,542                   $374,546
10/90                          $604,532                   $367,545
11/90                          $644,418                   $406,884
12/90                          $652,313                   $425,352
1/91                           $716,011                   $457,257
2/91                           $782,839                   $497,513
3/91                           $822,099                   $523,511
4/91                           $802,021                   $518,851
5/91                           $839,677                   $545,081
6/91                           $785,331                   $515,371
7/91                           $844,978                   $541,370
8/91                           $884,988                   $558,290
9/91                           $886,385                   $557,647
10/91                          $913,819                   $570,159
11/91                          $873,774                   $551,355
12/91                        $1,014,495                   $625,386
1/92                         $1,022,257                   $630,953
2/92                         $1,039,028                   $632,315
3/92                           $987,752                   $606,340
4/92                           $959,678                   $594,735
5/92                           $949,650                   $595,894
6/92                           $919,336                   $578,165
7/92                           $953,766                   $603,939
8/92                           $929,207                   $596,032
9/92                           $964,682                   $609,088
10/92                        $1,019,911                   $627,437
11/92                        $1,099,136                   $667,083
12/92                        $1,151,950                   $679,861
1/93                         $1,184,263                   $687,877
2/93                         $1,169,617                   $666,698
3/93                         $1,226,052                   $686,002
4/93                         $1,220,167                   $657,827
5/93                         $1,300,596                   $688,870
6/93                         $1,332,963                   $686,039
7/93                         $1,347,676                   $683,876
8/93                         $1,421,239                   $723,633
9/93                         $1,437,913                   $732,292
10/93                        $1,434,971                   $744,090
11/93                        $1,378,082                   $726,780
12/93                        $1,409,077                   $755,946
1/94                         $1,431,804                   $775,397
2/94                         $1,403,911                   $768,730
3/94                         $1,309,904                   $732,496
4/94                         $1,320,234                   $730,706
5/94                         $1,298,540                   $731,775
6/94                         $1,234,492                   $700,291
7/94                         $1,256,186                   $719,689
8/94                         $1,318,168                   $762,617
9/94                         $1,295,441                   $750,040
10/94                        $1,311,970                   $763,001
11/94                        $1,231,392                   $729,350
12/94                        $1,260,875                   $739,573
1/95                         $1,237,287                   $748,464
2/95                         $1,308,050                   $788,291
3/95                         $1,353,082                   $819,555
4/95                         $1,378,814                   $826,431
5/95                         $1,400,257                   $846,806
6/95                         $1,504,258                   $885,344
7/95                         $1,625,413                   $941,059
8/95                         $1,660,795                   $951,363
9/95                         $1,695,105                   $972,541
10/95                        $1,676,878                   $947,965
11/95                        $1,709,043                   $990,329
12/95                        $1,747,256                   $990,864
1/96                         $1,766,469                 $1,008,363
2/96                         $1,837,671                 $1,046,509
3/96                         $1,837,671                 $1,054,755
4/96                         $1,957,470                 $1,105,711
5/96                         $2,036,582                 $1,128,289
6/96                         $1,986,854                 $1,094,192
7/96                         $1,836,540                 $1,009,250
8/96                         $1,922,434                 $1,063,810
9/96                         $2,043,363                 $1,131,384
10/96                        $2,016,239                 $1,118,112
11/96                        $2,084,671                 $1,183,980
12/96                        $2,034,862                 $1,164,042
1/97                         $2,119,901                 $1,215,551
2/97                         $1,982,624                 $1,188,785
3/97                         $1,869,643                 $1,121,606
4/97                         $1,872,073                 $1,149,075
5/97                         $2,032,432                 $1,252,043
6/97                         $2,108,967                 $1,286,687
7/97                         $2,323,995                 $1,409,849
8/97                         $2,289,979                 $1,396,089
9/97                         $2,440,620                 $1,466,745
10/97                        $2,297,268                 $1,393,305
11/97                        $2,297,731                 $1,407,948
12/97                        $2,373,804                 $1,426,435
1/98                         $2,314,808                 $1,400,745
2/98                         $2,536,819                 $1,532,443
3/98                         $2,664,125                 $1,596,683
4/98                         $2,633,075                 $1,618,366
5/98                         $2,479,375                 $1,551,802
6/98                         $2,634,628                 $1,595,703
7/98                         $2,520,007                 $1,527,343
8/98                         $1,976,318                 $1,235,834
9/98                         $2,171,530                 $1,329,313
10/98                        $2,226,383                 $1,427,190
11/98                        $2,376,421                 $1,523,454
12/98                        $2,721,672                 $1,681,223
1/99                         $3,000,777                 $1,731,626
2/99                         $2,752,325                 $1,646,949
3/99                         $3,092,736                 $1,738,668
4/99                         $3,215,348                 $1,817,899
5/99                         $3,066,923                 $1,794,521
6/99                         $3,312,147                 $1,919,796
7/99                         $3,262,134                 $1,858,670
8/99                         $3,318,601                 $1,839,359
9/99                         $3,315,374                 $1,823,706
10/99                        $3,707,411                 $1,964,715
11/99                        $4,183,341                 $2,168,180
12/99                        $5,422,371                 $2,543,601
1/00                         $5,454,637                 $2,543,092
2/00                         $7,500,328                 $3,077,726
3/00                         $6,695,281                 $3,080,896
4/00                         $5,728,902                 $2,781,834
5/00                         $5,117,453                 $2,579,066
6/00                         $6,017,686                 $2,852,731
7/00                         $5,686,956                 $2,672,096
8/00                         $6,653,335                 $3,075,074
9/00                         $6,564,602                 $2,924,734
10/00                        $5,646,622                 $2,724,565
11/00                        $4,208,426                 $2,132,490
12/00                        $4,666,702                 $2,244,787
1/01                         $4,585,029                 $2,373,009
2/01                         $3,636,716                 $1,962,550
3/01                         $3,078,617                 $1,681,670
4/01                         $3,548,237                 $1,961,987
5/01                         $3,403,040                 $1,952,766
6/01                         $3,310,024                 $1,953,801
7/01                         $2,935,689                 $1,822,036
8/01                         $2,629,416                 $1,689,939
9/30/01                      $2,055,419                 $1,410,592

The graph above shows the value of a hypothetical $250,000 investment in the Fund compared with the Russell Mid Cap Growth Index for the periods indicated. The Fund's Class R shares were first available on May 21, 1999. Performance prior to the introduction of Class R shares reflects the historical performance of the Fund's Class I Shares. Class I and R shares have no sales charge or distribution fee, but Class R shares have a shareholder service fee of .25%. Historical performance returns of the Class I shares do not reflect the shareholder servicing fee applicable to Class R shares which would have made returns slightly lower. The Fund calculates its performance based upon the historical performance of its corresponding series of Nicholas-Applegate Mutual Funds (renamed Pilgrim Mutual Funds), adjusted to reflect all fees and expenses applicable to the Fund's Class I shares. The Fund's performance includes historical performance of comparable managed institutional separate accounts managed by the Investment Adviser prior to the Nicholas-Applegate Mutual Fund's inception. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Absent expense limitations, total returns would have been slightly lower. The total returns shown above do not show the effects of income taxes on an individual's investment. In most cases, taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. Past performance cannot guarantee future results.

The unmanaged Russell Mid Cap Growth Index measures the stock performance of the 800 smallest companies in the Russell 1000 Index. The average market capitalization is $4 billion. The Index incepted on 12/31/85. The unmanaged Index differs from the Fund in composition, does not pay management fees or expenses and includes reinvested dividends. One cannot invest directly in an index.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions. You may have a gain or loss when you sell your shares.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 2001 -- UNAUDITED
------------------------------------------------------------------------

MID CAP GROWTH FUND

                                            NUMBER
                                          OF SHARES      VALUE
-----------------------------------------------------------------
COMMON STOCK -- 93.8%
-----------------------------------------------------------------
ADVERTISING -- 0.9%
  Lamar Advertising Co. Cl. A*..........      22,600  $   685,232
                                                      -----------
AEROSPACE/DEFENSE -- 1.9%
  Alliant Techsystems, Inc.*............       4,100      350,960
  Northrop Grunman Corp.................      11,800    1,191,800
                                                      -----------
                                                        1,542,760
                                                      -----------
APPLICATIONS SOFTWARE -- 1.0%
  Mercury Interactive Corp.*............      18,100      344,624
  Peregrine Systems, Inc.*..............      37,700      476,151
                                                      -----------
                                                          820,775
                                                      -----------
AUTOMOBILES -- 2.1%
  Harley-Davidson, Inc..................      41,900    1,696,950
                                                      -----------
BANKING -- 1.8%
  Golden West Financial Corp............      16,300      947,030
  TCF Financial Corp....................      10,000      460,600
                                                      -----------
                                                        1,407,630
                                                      -----------
BIOTECHNOLOGY -- 4.6%
  Enzon, Inc.*..........................      15,100      770,100
  Human Genome Sciences, Inc.*..........      19,400      599,654
  ICOS Corp.*...........................      15,000      738,150
  Immunex Corp.*........................      36,800      686,320
  Protein Design Labs, Inc.*............      17,900      845,417
                                                      -----------
                                                        3,639,641
                                                      -----------
BROADCASTING -- 2.3%
  Charter Communications, Inc. Cl. A*...      53,000      656,140
  Hispanic Broadcasting Corp.*..........      43,800      705,180
  Univision Communications Inc. Cl.
    A*..................................      22,200      509,490
                                                      -----------
                                                        1,870,810
                                                      -----------
BUILDING MATERIALS -- 1.3%
  Shaw Group, Inc.*.....................      36,900    1,039,473
                                                      -----------
COMMERCIAL SERVICES -- FINANCE -- 2.4%
  Concord EFS, Inc.*....................      39,400    1,928,630
                                                      -----------
COMPUTER SERVICES -- 2.9%
  Affiliated Computer Services, Inc. Cl.
    A*..................................      12,900    1,050,189
  Brocade Communications
    Systems, Inc.*......................      24,600      345,138
  SunGard Data Systems, Inc.*...........      40,100      937,137
                                                      -----------
                                                        2,332,464
                                                      -----------
COMPUTER SOFTWARE -- 2.0%
  Citrix Systems, Inc.*.................      35,200      696,960
  Intuit, Inc.*.........................      18,100      647,980
  Openwave Systems, Inc.*...............      22,700      289,425
                                                      -----------
                                                        1,634,365
                                                      -----------
CONTAINERS -- METAL/GLASS -- 0.8%
  Ball Corp.............................      10,600      634,940
                                                      -----------
                                            NUMBER
                                          OF SHARES      VALUE
-----------------------------------------------------------------
CONTRACT DRILLING -- 0.7%
  Noble Drilling Corp.*.................      22,400  $   537,600
                                                      -----------
DATA PROCESSING/MANAGEMENT SOFTWARE -- 1.1%
  Fiserv, Inc.*.........................      26,550      908,010
                                                      -----------
DIVERSIFIED FINANCIAL SERVICES -- 5.8%
  Bear Stearns Co., Inc.................      22,400    1,120,224
  Capital One Financial Corp............      28,600    1,316,458
  Investors Financial Services Corp.....      10,700      616,748
  Metris Companies, Inc.................      27,200      673,200
  USA Education, Inc....................      10,900      903,719
                                                      -----------
                                                        4,630,349
                                                      -----------
DRUGS/PHARMACEUTICALS -- 13.2%
  AdvancePCS*...........................       9,400      674,732
  Allergan, Inc.........................      33,300    2,207,790
  Andrx Group*..........................      12,600      817,992
  Barr Laboratories, Inc.*..............      12,900    1,019,874
  Celgene Corp.*........................       9,500      251,085
  Forest Laboratories, Inc.*............      30,400    2,193,056
  ICN Pharmaceuticals, Inc..............      30,100      793,135
  IDEC Pharmaceuticals Corp.*...........      32,100    1,591,197
  MedImmune, Inc.*......................      27,900      994,077
                                                      -----------
                                                       10,542,938
                                                      -----------
EDUCATION -- 2.1%
  Apollo Group, Inc. Cl. A*.............      23,300      979,299
  Career Education Corp.*...............      12,700      698,500
                                                      -----------
                                                        1,677,799
                                                      -----------
ELECTRONIC COMPONENTS/SEMICONDUCTORS -- 10.4%
  Alpha Industries, Inc.*...............      24,200      468,754
  Altera Corp.*.........................      31,400      514,332
  Applied Micro Circuits Corp.*.........       2,300       16,077
  Broadcom Corp. Cl. A*.................      28,700      582,610
  Integrated Device
    Technology, Inc.*...................      30,100      605,612
  Jabil Circuit, Inc.*..................      32,900      588,910
  KLA-Tencor Corp.*.....................      39,000    1,231,620
  Lam Reserach Corp.*...................      48,300      818,685
  Micrel, Inc.*.........................      24,800      494,512
  National Semiconductor Corp.*.........      23,000      507,150
  Novellus Systems, Inc.*...............      19,800      565,488
  NVIDIA Corp.*.........................      33,500      920,245
  QLogic Corp.*.........................      23,800      452,200
  Teradyne, Inc.*.......................      26,200      510,900
                                                      -----------
                                                        8,277,095
                                                      -----------
ELECTRONICS -- 1.1%
  L-3 Communications Holdings, Inc.*....       9,800      857,010
                                                      -----------
ENTERPRISE SOFTWARE -- 0.9%
  PeopleSoft, Inc.*.....................      38,100      687,324
                                                      -----------
INSURANCE -- 0.3%
  Phoenix Companies, Inc.*..............      17,800      257,210
                                                      -----------
INTERNET SECURITY -- 1.1%
  Verisign, Inc.*.......................      20,300      850,570
                                                      -----------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                            NUMBER
                                          OF SHARES      VALUE
-----------------------------------------------------------------
MEDICAL -- HMO -- 1.0%
  Wellpoint Health Networks, Inc.*......       7,600  $   829,540
                                                      -----------
MEDICAL -- NURSING HOMES -- 1.1%
  Manor Care, Inc.*.....................      30,400      854,240
                                                      -----------
MEDICAL INSTRUMENTS -- 6.3%
  Biomet, Inc...........................      37,400    1,093,950
  Boston Scientific Corp.*..............      27,000      553,500
  Guidant Corp..........................      38,300    1,474,550
  St. Jude Medical, Inc.................      12,100      828,245
  Waters Corp.*.........................      30,200    1,080,254
                                                      -----------
                                                        5,030,499
                                                      -----------
MEDICAL PRODUCTS -- 1.3%
  Zimmer Holdings, Inc.*................      37,100    1,029,525
                                                      -----------
MEDICAL SERVICES -- 2.2%
  Cerner Corp.*.........................       7,500      371,250
  Laboratory Corporation Of America
    Holdings*...........................       9,100      735,735
  McKesson Corp.........................      18,100      683,999
                                                      -----------
                                                        1,790,984
                                                      -----------
OIL & GAS PRODUCERS -- 0.8%
  Valero Energy Corp....................      17,600      617,760
                                                      -----------
OIL & GAS SERVICES -- 4.1%
  Baker Hughes, Inc.....................      18,100      523,995
  BJ Services Co.*......................      38,200      679,578
  Nabors Industries, Inc.*..............      31,700      664,749
  National-Oilwell, Inc.*...............      29,100      421,950
  Rowan Companies, Inc.*................      31,200      386,256
  Smith International, Inc.*............      15,300      556,920
                                                      -----------
                                                        3,233,448
                                                      -----------
PIPELINES -- 1.9%
  Aquila, Inc.*.........................      36,100      786,980
  Dynegy, Inc. Cl. A....................      20,700      717,255
                                                      -----------
                                                        1,504,235
                                                      -----------
RETAIL-APPAREL -- 0.8%
  American Eagle Outfitters, Inc.*......      31,500      626,850
                                                      -----------
RETAIL -- BOOKSTORE -- 0.8%
  Barnes & Noble, Inc.*.................      17,200      620,920
                                                      -----------
RETAIL-BUILDING PRODUCTS -- 1.1%
  Lowe's Cos., Inc......................      27,400      867,210
                                                      -----------
RETAIL -- DISCOUNT -- 2.5%
  BJ's Wholesale Club, Inc.*............      13,200      628,452
                                            NUMBER
                                          OF SHARES      VALUE
-----------------------------------------------------------------
  Family Dollar Stores, Inc.............      32,800  $   902,656
  TJX Companies, Inc....................      13,400      440,860
                                                      -----------
                                                        1,971,968
                                                      -----------
RETAIL -- HOME FURNISHINGS -- 1.6%
  Bed Bath & Beyond, Inc.*..............      49,000    1,247,540
                                                      -----------
RETAIL -- MAIL ORDER -- 0.7%
  Williams-Somona, Inc.*................      23,800      566,678
                                                      -----------
RETAIL-RESTAURANTS -- 1.4%
  Starbucks Corp.*......................      73,200    1,086,288
                                                      -----------
TELECOMMUNICATIONS -- 1.1%
  Crown Castle International Corp.*.....      94,400      849,600
                                                      -----------
TELECOMMUNICATIONS EQUIPMENT -- 1.4%
  Advanced Fibre Commncations, Inc.*....      33,100      483,591
  Powerwave Technologies, Inc.*.........      49,900      594,808
                                                      -----------
                                                        1,078,399
                                                      -----------
THERAPEUTICS -- 1.8%
  Abgenix, Inc.*........................      25,100      569,770
  Gilead Sciences, Inc.*................      16,100      904,337
                                                      -----------
                                                        1,474,107
                                                      -----------
WEB PORTALS/ISP -- 0.3%
  EarthLink, Inc.*......................      14,900      226,927
                                                      -----------
WIRELESS EQUIPMENT -- 0.9%
  RF Micro Devices, Inc.*...............      44,900      746,238
                                                      -----------
TOTAL COMMON STOCK
  (Cost: $89,857,373)...............................   74,712,531
                                                      -----------

                                          PRINCIPAL
                                            AMOUNT
-----------------------------------------------------------------
TIME DEPOSIT -- 6.1%
-----------------------------------------------------------------
  Bank One Grand Cayman
    2.660%, 10/01/01
    (Cost: $4,870,449)..................  $4,870,449    4,870,449
                                                      -----------

TOTAL INVESTMENTS -- 99.9%
  (Cost: $94,727,822).............................    79,582,980
OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.1%.....        91,018
                                                     -----------
NET ASSETS -- 100.0%..............................   $79,673,998
                                                     -----------
                                                     -----------
---------------

* Non-income producing securities.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

SMALL CAP GROWTH FUND RETIREMENT SHARES
------------------------------------------------------------------------

  MANAGEMENT TEAM: JOHN C. MCCRAW, Lead Portfolio Manager; THOMAS BLEAKLEY, Portfolio Manager; TRAVIS T. PRENTICE, Portfolio Manager; JOHN MAZUR, Investment Analyst; MICHAEL P. GIGGIE, Investment Analyst; MONTIE L. WEISENBERGER, Investment Analyst

  CHIEF INVESTMENT OFFICER: CATHERINE SOMHEGYI NICHOLAS

  GOAL: The Small Cap Growth Fund seeks to maximize long-term capital appreciation through investments primarily in US companies with market capitalizations corresponding to the middle 90% of the Russell 2000 Growth Index at time of purchase.

  MARKET OVERVIEW: US stock prices fell during the six months ended September 30, 2001 due to investor concerns about the state of the economy and corporate earnings.

  After slowing in the second half of 2000, GDP growth continued to weaken in 2001. A sharp drop in capital spending -- especially in the technology sector -- led to production cutbacks, job losses and waning consumer confidence. The terrorist strikes raised concerns that the already fragile economy might slip into a recession. In an attempt to bolster growth, the Federal Reserve continued easing monetary policy, making five interest-rate cuts totaling 2% between April 1 and September 30.

  As the economy slowed, so did corporate profits. Earnings for S&P 500 companies in the second quarter dropped 17%, and analysts' projections pointed to a decline in third quarter results.

  While most segments of the US equity market suffered losses, there were pockets of strength. For example, small-cap growth stocks in the consumer staples and financial services sectors posted solid gains this period. In addition, after giving up ground the week after the attacks, prices of small-cap growth stocks rebounded during the final days of September.

  PERFORMANCE: During the six months ended September 30, 2001, the Small Cap Growth Fund declined 17.1% versus a 15.2% loss in the Russell 2000 Growth Index.

  PORTFOLIO SPECIFICS: Stock selection in the drugs/ pharmaceuticals and semiconductors/electronic component industries contributed favorably to relative results this period. Among the strongest performers were Cell Therapeutics and Microsemi. Cell Therapeutics, a biotechnology firm that develops cancer drugs, is benefiting from strong sales of TRISENOX, which treats leukemia. Microsemi, a maker of semiconductors that manage and regulate light, sound and power in electronic devices, is thriving as it broadens its client base and diversifies into high-growth markets.

  An underweight in the financial services sector negatively impacted results versus the benchmark, as did issue selection among retail and consumer services companies.

  MARKET OUTLOOK: While the current investment landscape continues to present challenges, we believe a number of fundamental themes lend support to small-cap growth stocks:

  - Market liquidity is high due to aggressive easing by the Fed

  - The Fed is likely to continue cutting rates, and rate cuts have historically benefited small-cap stocks

  - Small-cap issues are inexpensive relative to the broader market

  Against this favorable backdrop, we remain optimistic that our stock selection process will uncover exciting investment opportunities for the Fund.

--------------------------------------------------------------------------------

SMALL CAP GROWTH FUND RETIREMENT SHARES -- UNAUDITED
------------------------------------------------------------------------
COMPARISON OF CHANGE IN VALUE OF A $250,000 INVESTMENT IN SMALL CAP GROWTH FUND RETIREMENT SHARES WITH THE RUSSELL 2000 GROWTH INDEX.

                                                        ANNUALIZED TOTAL RETURNS
                                                              As of 9/30/01                      SINCE
                           1 YEAR                                5 YEARS                        INCEPTION
                           -52.26%                                1.17%                          6.73%

[CHART]

            SMALL CAP GROWTH FUND           RUSSELL 2000
         RETIREMENT SHARES = $411,705  GROWTH INDEX = $333,205
10/1/93                      $250,000                 $250,000
10/93                        $250,400                 $257,230
11/93                        $237,400                 $246,825
12/93                        $249,920                 $256,565
1/94                         $257,143                 $263,395
2/94                         $255,286                 $262,236
3/94                         $234,855                 $246,126
4/94                         $235,474                 $246,503
5/94                         $229,076                 $240,979
6/94                         $217,519                 $230,682
7/94                         $222,679                 $233,969
8/94                         $237,744                 $251,138
9/94                         $240,633                 $252,190
10/94                        $243,935                 $254,876
11/94                        $231,553                 $244,564
12/94                        $241,147                 $250,325
1/95                         $231,007                 $245,226
2/95                         $243,351                 $256,558
3/95                         $255,254                 $264,052
4/95                         $259,442                 $268,024
5/95                         $261,426                 $271,535
6/95                         $284,571                 $290,246
7/95                         $312,124                 $312,868
8/95                         $313,006                 $316,729
9/95                         $319,619                 $323,250
10/95                        $307,055                 $307,350
11/95                        $320,721                 $320,916
12/95                        $327,708                 $328,027
1/96                         $323,033                 $325,311
2/96                         $342,668                 $340,146
3/96                         $352,952                 $346,870
4/96                         $389,650                 $373,500
5/96                         $411,388                 $392,653
6/96                         $386,378                 $367,138
7/96                         $341,966                 $322,318
8/96                         $372,353                 $346,179
9/96                         $397,130                 $364,007
10/96                        $379,833                 $348,304
11/96                        $383,574                 $357,990
12/96                        $389,595                 $364,971
1/97                         $394,413                 $374,088
2/97                         $351,961                 $351,497
3/97                         $332,993                 $326,692
4/97                         $327,874                 $322,912
5/97                         $379,961                 $371,446
6/97                         $407,660                 $384,041
7/97                         $436,865                 $403,720
8/97                         $445,295                 $415,835
9/97                         $487,145                 $449,019
10/97                        $452,521                 $422,051
11/97                        $435,017                 $411,989
12/97                        $436,748                 $412,220
1/98                         $426,704                 $406,721
2/98                         $464,803                 $442,630
3/98                         $490,779                 $461,199
4/98                         $490,779                 $464,026
5/98                         $452,334                 $430,314
6/98                         $468,959                 $434,712
7/98                         $429,195                 $398,414
8/98                         $325,073                 $306,444
9/98                         $358,956                 $337,514
10/98                        $363,545                 $355,119
11/98                        $401,944                 $382,665
12/98                        $455,854                 $417,293
1/99                         $500,962                 $436,063
2/99                         $447,786                 $396,172
3/99                         $495,828                 $410,283
4/99                         $525,167                 $446,515
5/99                         $504,263                 $447,221
6/99                         $566,858                 $470,780
7/99                         $569,303                 $456,224
8/99                         $564,417                 $439,161
9/99                         $581,156                 $447,633
10/99                        $636,351                 $459,096
11/99                        $719,321                 $507,641
12/99                        $881,512                 $597,113
1/00                         $859,309                 $591,554
2/00                       $1,156,833                 $729,185
3/00                       $1,008,143                 $652,533
4/00                         $865,489                 $586,647
5/00                         $760,223                 $535,280
6/00                         $916,070                 $604,427
7/00                         $819,877                 $552,628
8/00                         $939,559                 $610,759
9/00                         $884,006                 $580,416
10/00                        $790,050                 $533,304
11/00                        $608,641                 $436,472
12/00                        $662,329                 $463,180
1/01                         $673,492                 $500,669
2/01                         $561,332                 $432,038
3/01                         $507,644                 $392,757
4/01                         $568,242                 $440,842
5/01                         $570,368                 $451,052
6/01                         $580,468                 $463,352
7/01                         $543,259                 $423,824
8/01                         $506,581                 $397,335
9/30/01                      $411,705                 $333,205

The graph above shows the value of a hypothetical $250,000 investment in the Fund compared with the Russell 2000 Growth Index for the periods indicated. The Fund's Class R shares were first available on May 21, 1999. Performance prior to the introduction of Class R shares reflects the historical performance of the Fund's Class I Shares. Class I and R shares have no sales charge or distribution fee, but Class R shares have a shareholder service fee of .25%. Historical performance returns of the Class I shares do not reflect the shareholder servicing fee applicable to Class R shares which would have made returns slightly lower. The Fund calculates its performance based upon the historical performance of its corresponding series of Nicholas-Applegate Mutual Funds (renamed Pilgrim Mutual Funds), adjusted to reflect all fees and expenses applicable to the Fund's Class I shares. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Absent expense limitations, total returns would have been slightly lower. The total returns shown above do not show the effects of income taxes on an individual's investment. In most cases, taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. Past performance cannot guarantee future results.

The unmanaged Russell 2000 Growth Index is a widely regarded small-cap index of the 2,000 smallest securities in the Russell 3000 Growth Index, which comprises the 3,000 largest U.S. securities. The unmanaged Index differs from the Fund in composition, does not pay management fees or expenses and includes reinvested dividends. One cannot invest directly in an index.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions. You may have a gain or loss when you sell your shares.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 2001 -- UNAUDITED
------------------------------------------------------------------------

SMALL CAP GROWTH FUND

                                          NUMBER
                                        OF SHARES      VALUE
----------------------------------------------------------------
COMMON STOCK -- 97.2%
----------------------------------------------------------------
ADVERTISING -- 0.5%
  R H Donnelley Corp.*................      25,200  $    658,224
                                                    ------------
AEROSPACE/DEFENSE -- 0.9%
  REMEC, Inc.*........................      27,450       217,678
  Teledyne Technologies, Inc.*........      28,000       446,600
  Titan Corp.*........................      29,900       586,040
                                                    ------------
                                                       1,250,318
                                                    ------------
AIRLINES -- 0.4%
  Atlantic Coast Airlines
    Holdings, Inc.*...................      15,300       203,490
  SkyWest, Inc........................      16,500       275,880
                                                    ------------
                                                         479,370
                                                    ------------
APPAREL MANUFACTURERS -- 0.7%
  Quiksilver, Inc.*...................      30,000       370,500
  Tommy Hilfiger Corp.*...............      62,500       559,375
                                                    ------------
                                                         929,875
                                                    ------------
APPAREL/FOOTWEAR -- 0.8%
  Reebok International, Ltd.*.........      26,600       550,620
  Wolverine World Wide, Inc...........      41,700       560,448
                                                    ------------
                                                       1,111,068
                                                    ------------
APPLICATIONS SOFTWARE -- 1.2%
  BARRA, Inc.*........................      16,500       693,330
  HNC Software, Inc.*.................      22,700       424,490
  National Instruments Corp.*.........      16,650       435,730
                                                    ------------
                                                       1,553,550
                                                    ------------
AUDIO/VIDEO PRODUCTS -- 0.4%
  Polycom, Inc.*......................      21,000       511,770
  Vialta, Inc. Cl. A*.................      24,350         9,984
                                                    ------------
                                                         521,754
                                                    ------------
AUTO/TRUCKS PARTS&EQUIPMENT -- 1.1%
  BorgWarner, Inc.*...................      12,200       491,660
  Superior Industries,
    International, Inc................      15,600       518,076
  Tower Automotive, Inc.*.............      53,100       380,727
                                                    ------------
                                                       1,390,463
                                                    ------------
BEVERAGES-ALCOHOLIC -- 1.1%
  Constellation Brands, Inc. Cl. A*...      34,000     1,416,440
                                                    ------------
BIOTECHNOLOGY -- 3.1%
  Alexion Pharmaceuticals, Inc.*......       2,200        37,444
  CryoLife, Inc.*.....................      16,900       635,609
  CuraGen Corp.*......................      16,900       326,170
  Exelixis, Inc.*.....................      15,200       174,192
  Immunomedics, Inc.*.................      13,100       156,807
  Integra LifeSciences Holdings*......      15,200       419,824
  InterMune, Inc.*....................      13,800       527,850
  Myriad Genetics, Inc.*..............      14,900       456,536
  Transkaryotic Therapies, Inc.*......      33,600       911,904
  XOMA, Ltd.*.........................      63,300       533,619
                                                    ------------
                                                       4,179,955
                                                    ------------
                                          NUMBER
                                        OF SHARES      VALUE
----------------------------------------------------------------

BROADCASTING -- 0.9%
  Emmis Communications Corp. Cl. A*...      28,300  $    408,086
  Radio One, Inc. Cl. D*..............      35,100       405,054
  SBS Broadcasting S.A.*..............      21,900       350,400
                                                    ------------
                                                       1,163,540
                                                    ------------
BUILDING & CONSTRUCTION PRODUCTS -- 0.8%
  Texas Industries, Inc...............      19,000       587,100
  York International Corp.............      18,300       524,112
                                                    ------------
                                                       1,111,212
                                                    ------------
CASINO -- 0.1%
  Argosy Gaming Co.*..................       7,200       188,640
                                                    ------------
CERAMIC PRODUCTS -- 0.2%
  Dal-Tile International, Inc.*.......      19,200       295,488
                                                    ------------
CHEMICALS -- 0.5%
  Cabot Microelectronics Corp.*.......      12,600       608,706
                                                    ------------
COMMERCIAL SERVICES -- 2.0%
  Alliance Data Systems Corp.*........      20,100       326,625
  F.Y.I. , Inc.*......................      18,600       697,872
  Pre-Paid Legal Services, Inc.*......      27,400       472,376
  Quintiles Transnational Corp.*......      67,200       981,120
  Steiner Leisure, Ltd.*..............      11,700       187,200
                                                    ------------
                                                       2,665,193
                                                    ------------
COMMUNICATIONS SOFTWARE -- 0.5%
  SeaChange International, Inc.*......      34,100       595,727
                                                    ------------
COMPUTER SERVICES -- 0.8%
  Aspen Technology, Inc.*.............      21,800       218,000
  CACI International, Inc.*...........      11,800       644,988
  Carreker Corp.*.....................      26,300       199,617
                                                    ------------
                                                       1,062,605
                                                    ------------
COMPUTER SOFTWARE -- 0.5%
  NetIQ Corp.*........................      18,200       414,414
  Optimal Robotics Corp.*.............      11,200       274,400
                                                    ------------
                                                         688,814
                                                    ------------
COMPUTERS -- 1.3%
  Advanced Digital Information
    Corp.*............................      28,200       290,742
  Mentor Graphics Corp.*..............      24,000       330,720
  Mercury Computer Systems, Inc.*.....      24,400       916,220
  Nuance Communications, Inc.*........      34,000       221,000
                                                    ------------
                                                       1,758,682
                                                    ------------
CONSUMER PRODUCTS-MISCELLANEOUS -- 0.2%
  Dial Corp.*.........................      16,800       278,040
                                                    ------------
CONTAINERS-METAL/GLASS -- 0.8%
  Ball Corp...........................      16,700     1,000,330
                                                    ------------
DATA PROCESSING/MANAGEMENT SOFTWARE -- 2.3%
  eFunds Corp.*.......................      34,000       566,100
  Fair, Isaac & Co., Inc..............      12,500       590,375
  FileNET Corp.*......................      21,900       220,533
  Global Payments, Inc................      19,700       579,180

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                          NUMBER
                                        OF SHARES      VALUE
----------------------------------------------------------------
COMMON STOCK (Continued)
----------------------------------------------------------------
DATA PROCESSING/MANAGEMENT SOFTWARE (CONTINUED)
  InterCept Group, Inc.*..............      11,100  $    371,295
  Reynolds & Reynolds Co. Cl. A.......      29,200       680,360
                                                    ------------
                                                       3,007,843
                                                    ------------
DIAGNOSTIC EQUIPMENT -- 0.4%
  Diagnostic Products Corp.*..........      14,100       595,302
                                                    ------------
DIALYSIS CENTERS -- 0.6%
  Renal Care Group, Inc.*.............      26,200       806,174
                                                    ------------
DISTRIBUTION/WHOLESALE -- 2.4%
  Owens & Minor, Inc..................      19,000       385,700
  Performance Food Group Co.*.........      37,200     1,061,316
  Tech Data Corp.*....................      24,500       928,550
  United Stationers, Inc.*............      25,500       761,685
                                                    ------------
                                                       3,137,251
                                                    ------------
DRILLING -- 0.2%
  Precision Drilling Corp.*...........      10,700       225,984
                                                    ------------
DRUG DELIVERY SYSTEMS -- 0.3%
  Alkermes, Inc.*.....................      20,000       391,600
                                                    ------------
DRUGS/PHARMACEUTICALS -- 5.7%
  AdvancePCS*.........................      14,700     1,055,166
  AmericsourceBergen Corp.*...........      21,100     1,497,045
  Barr Laboratories, Inc.*............      11,400       901,284
  CIMA Labs, Inc.*....................       5,000       303,750
  Cubist Pharmaceuticals, Inc.*.......       7,800       255,606
  ImmunoGen, Inc.*....................      34,200       309,510
  OSI Pharmaceuticals, Inc.*..........      25,600       832,000
  Perrigo Co.*........................      59,800       905,970
  Pharmaceutical Resoures, Inc.*......      15,200       543,400
  SICOR, Inc.*........................      22,100       417,469
  Taro Pharmaceuticals Industries,
    Ltd.*.............................      16,200       569,592
                                                    ------------
                                                       7,590,792
                                                    ------------
EDUCATION -- 2.3%
  Career Education Corp.*.............      14,200       781,000
  Corinthian Colleges, Inc.*..........      30,000     1,011,300
  Education Management Corp.*.........      23,000       698,280
  Sylvan Learning Systems, Inc.*......      26,600       609,140
                                                    ------------
                                                       3,099,720
                                                    ------------
EDUCATIONAL SOFTWARE -- 0.5%
  Renaissance Learning, Inc.*.........      15,700       516,687
  SmartForce PLC*.....................      12,100       197,956
                                                    ------------
                                                         714,643
                                                    ------------
ELECTRIC PRODUCTS -- 0.3%
  AMETEK, Inc.........................      16,300       428,364
                                                    ------------
ELECTRONIC COMPONENTS/SEMICONDUCTORS -- 7.7%
  Alpha Industries, Inc.*.............      32,100       621,777
  ASM Lithography Holding N.V.*.......      36,600       420,900
  Avnet, Inc..........................      37,421       680,688
                                          NUMBER
                                        OF SHARES      VALUE
----------------------------------------------------------------

ELECTRONIC COMPONENTS/SEMICONDUCTORS (CONTINUED)
  Axcelis Technologies, Inc.*.........      48,300  $    456,435
  Cirrus Logic, Inc.*.................      33,200       246,344
  Cree, Inc.*.........................      26,600       393,148
  Cymer, Inc.*........................      16,900       283,075
  Elantec Semiconductor, Inc.*........      20,600       472,770
  ESS Technology, Inc.*...............      22,800       233,016
  Exar Corp.*.........................      23,000       397,900
  Fairchild Semiconductor
    International Cl. A*..............      21,100       338,655
  Integrated Circuit
    Systems, Inc.*....................      37,200       475,416
  Integrated Silicon
    Solution, Inc.*...................      11,400        97,926
  Kopin Corp.*........................      48,700       507,941
  LTX Corp.*..........................      26,600       362,026
  Micrel, Inc.*.......................      14,200       283,148
  Microsemi Corp.*....................      15,000       390,750
  MKS Instruments, Inc.*..............      15,200       269,800
  O2Micro International, Ltd.*........      15,200       199,880
  Oak Technology, Inc.*...............      37,300       290,940
  Pixelworks, Inc.*...................      28,400       357,840
  Power Integrations, Inc.*...........      34,700       632,234
  Qlogic Corp.*.......................      28,000       532,000
  Semtech Corp.*......................      26,500       752,070
  Zoran Corp.*........................      20,500       496,510
                                                    ------------
                                                      10,193,189
                                                    ------------
ELECTRONICS -- 0.9%
  Amphenol Corp. Cl. A*...............      28,500       990,375
  DDi Corp.*..........................      30,600       239,904
                                                    ------------
                                                       1,230,279
                                                    ------------
ENGINEERING/R&D SERVICES -- 0.5%
  EMCOR Group, Inc.*..................      14,900       475,310
  URS Corp.*..........................       9,800       225,400
                                                    ------------
                                                         700,710
                                                    ------------
ENTERPRISE SOFTWARE -- 0.5%
  JDA Software Group, Inc.*...........      28,600       375,804
  Manugistics Group, Inc.*............      40,400       235,128
                                                    ------------
                                                         610,932
                                                    ------------
ENVIRONMENTAL CONSULTING & ENGINEERING -- 0.4%
  Tetra Tech, Inc.*...................      24,600       543,660
                                                    ------------
E-SERVICES/CONSULTING -- 0.4%
  Digital Insight Corp.*..............      48,200       554,300
                                                    ------------
FINANCE-CREDIT CARD -- 0.4%
  Metris Companies, Inc...............      19,400       480,150
                                                    ------------
FINANCE-INVESTMENT BANKER/BROKER -- 0.7%
  Investment Technology
    Group, Inc.*......................      16,100       893,389
                                                    ------------
FINANCE-MORTGAGE LOAN -- 0.8%
  Doral Financial Corp................      26,000     1,008,800
                                                    ------------
FOOD -- 1.8%
  Pathmark Stores, Inc.*..............      32,700       778,260
  Smithfield Foods, Inc.*.............      36,000       757,800

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SMALL CAP GROWTH FUND

                                          NUMBER
                                        OF SHARES      VALUE
----------------------------------------------------------------
COMMON STOCK (Continued)
----------------------------------------------------------------
FOOD (CONTINUED)
  United Natural Foods, Inc.*.........      23,200  $    421,776
  Whole Foods Market, Inc.*...........      15,400       483,714
                                                    ------------
                                                       2,441,550
                                                    ------------
HUMAN RESOURCES -- 0.4%
  Administaff, Inc.*..................      19,000       494,000
  Exult, Inc.*........................       8,100        94,689
                                                    ------------
                                                         588,689
                                                    ------------
INDUSTRIAL GASES -- 0.4%
  Airgas, Inc.*.......................      37,400       496,298
                                                    ------------
INSTRUMENTS-SCIENTIFIC -- 0.4%
  FEI Co.*............................       3,800        82,650
  Varian, Inc.*.......................      18,200       463,736
                                                    ------------
                                                         546,386
                                                    ------------
INSURANCE -- 1.5%
  HCC Insurance Holdings, Inc.........      21,900       575,970
  Odyssey Re Holdings Corp.*..........      40,300       555,737
  RenaissanceRe Holdings, Ltd.*.......       5,900       524,569
  Willis Group Holdings, Ltd.*........      13,600       318,104
                                                    ------------
                                                       1,974,380
                                                    ------------
INTERNET CONTENT -- 0.4%
  ProQuest Co.*.......................      15,000       493,500
                                                    ------------
INTERNET SECURITY -- 0.7%
  Network Associates, Inc.*...........      52,100       671,569
  SonicWall, Inc.*....................      25,600       304,128
                                                    ------------
                                                         975,697
                                                    ------------
INTERNET SOFTWARE -- 0.2%
  Stellent, Inc.*.....................      14,300       205,920
                                                    ------------
INVESTMENT COMPANIES -- 0.6%
  Affiliated Managers Group, Inc.*....       1,500        85,215
  American Capital Strategies, Ltd....      26,600       728,574
                                                    ------------
                                                         813,789
                                                    ------------
LASER SYSTEM/COMPONENTS -- 0.7%
  Coherent, Inc.*.....................      15,100       428,840
  Electro Scientific
    Industries, Inc.*.................      24,800       544,360
                                                    ------------
                                                         973,200
                                                    ------------
MACHINERY-DIVERSIFIED -- 1.3%
  Brooks Automation, Inc.*............      29,200       776,428
  Semitool, Inc.*.....................      14,300       136,708
  Surebeam Corp. Cl. A*...............      40,300       334,490
  Zebra Technologies Corp. Cl A*......      14,400       539,424
                                                    ------------
                                                       1,787,050
                                                    ------------
MEDICAL INSTRUMENTS -- 2.0%
  Cytyc Corp.*........................      27,400       734,594
                                          NUMBER
                                        OF SHARES      VALUE
----------------------------------------------------------------

MEDICAL INSTRUMENTS (CONTINUED)
  Thoratec Corp.*.....................      43,700  $    722,798
  Varian Medical Systems, Inc.*.......      19,200     1,231,680
                                                    ------------
                                                       2,689,072
                                                    ------------
MEDICAL PRODUCTS -- 2.1%
  Cooper Companies, Inc...............      22,500     1,055,250
  Haemonetics Corp.*..................      19,000       657,590
  ResMed, Inc.*.......................       9,400       477,520
  Steris Corp.*.......................      32,200       633,052
                                                    ------------
                                                       2,823,412
                                                    ------------
MEDICAL SERVICES -- 0.5%
  Cerner Corp.*.......................      12,500       618,750
                                                    ------------
MEDICAL SUPPLIES/EQUIPMENT -- 0.6%
  Respironics, Inc.*..................      21,900       778,764
                                                    ------------
MEDICAL-HMO -- 2.4%
  Coventry Health Care, Inc.*.........      34,000       802,400
  Humana, Inc.*.......................      90,800     1,095,048
  Mid Atlantic Medical
    Services, Inc.*...................      26,700       560,700
  Rightchoice Managed Care, Inc.*.....      15,900       795,795
                                                    ------------
                                                       3,253,943
                                                    ------------
MEDICAL-HOSPITALS -- 1.2%
  LifePoint Hospitals, Inc.*..........      12,200       536,800
  Province Healthcare Co.*............      16,800       617,232
  Select Medical Corp.*...............      28,900       455,175
                                                    ------------
                                                       1,609,207
                                                    ------------
MEDICAL-LABORATORY & TESTING SERVICES -- 0.5%
  Covance, Inc.*......................      37,600       673,416
                                                    ------------
MEDICAL-NURSING HOMES -- 0.5%
  Beverly Enterprises, Inc.*..........      70,200       716,040
                                                    ------------
MEDICAL-OUTPATIENT/HOME MEDICAL -- 0.4%
  Apria Healthcare Group, Inc.*.......      19,800       512,820
                                                    ------------
NETWORKING PRODUCTS -- 1.1%
  Aeroflex, Inc.*.....................      48,500       533,500
  Anixter International, Inc.*........      37,300       924,294
                                                    ------------
                                                       1,457,794
                                                    ------------
OIL & GAS PRODUCERS -- 1.8%
  Atwood Oceanics, Inc.*..............       4,800       124,800
  Chesapeake Energy Corp.*............      73,000       412,450
  Forest Oil Corp.*...................      19,200       476,160
  Global Industries, Ltd.*............      23,700       129,165
  Newfield Exploration Co*............      15,800       461,360
  Pride International, Inc.*..........      14,300       148,720
  Varco International, Inc.*..........      30,466       368,029
  XTO Energy, Inc.....................      22,200       309,690
                                                    ------------
                                                       2,430,374
                                                    ------------
OIL & GAS SERVICES -- 0.2%
  Cal Dive International, Inc.*.......      17,200       286,552
                                                    ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                          NUMBER
                                        OF SHARES      VALUE
----------------------------------------------------------------
COMMON STOCK (Continued)
----------------------------------------------------------------
OIL FIELD MACHINE & EQUIPMENT -- 0.2%
  Universal Compression
    Holdings, Inc.*...................      11,300  $    254,250
                                                    ------------
OPTICAL SUPPLIES -- 0.3%
  Ocular Sciences, Inc.*..............      22,500       455,625
                                                    ------------
OTHER COMMERCIAL SERVICES -- 0.6%
  Plexus Corp.*.......................      32,200       759,276
                                                    ------------
PHARMACY SERVICES -- 1.7%
  Accredo Health, Inc.*...............      22,900       833,560
  Omnicare, Inc.......................      32,200       702,926
  Syncor International Corp.*.........      20,900       665,247
                                                    ------------
                                                       2,201,733
                                                    ------------
PHYSICAL THERAPY/REHABILITATION CENTERS -- 0.3%
  RehabCare Group, Inc.*..............       9,900       430,749
                                                    ------------
PHYSICIAN PRATICE MANAGEMENT -- 1.0%
  AmeriPath, Inc.*....................      24,200       635,492
  AmSurg Corp.*.......................      27,400       754,870
                                                    ------------
                                                       1,390,362
                                                    ------------
POWER CONVERSION/SUPPLY EQUIPMENT -- 0.1%
  Power-One, Inc.*....................      24,700       151,905
                                                    ------------
RECREATIONAL PRODUCTS -- 0.8%
  Monaco Coach Corp.*.................      19,500       277,875
  Winnebago Industries, Inc...........      34,800       746,460
                                                    ------------
                                                       1,024,335
                                                    ------------
REAL ESTATE INVESTMENT TRUST -- 0.3%
  SL Green Realty Corp................      14,000       441,280
                                                    ------------
RESEARCH & DEVELOPMENT -- 0.3%
  Pharmaceutical Product
    Development, Inc.*................      13,200       386,628
                                                    ------------
RETAIL-APPAREL -- 2.4%
  AnnTaylor Stores Corp.*.............      13,000       284,960
  Bebe Stores, Inc....................      26,600       400,596
  Children's Place Retail
    Stores, Inc.*.....................      29,800       534,314
  Christopher & Banks Corp.*..........       8,200       246,902
  Hot Topic, Inc.*....................      18,400       461,840
  Pacific Sunwear Of
    California, Inc.*.................      35,400       486,750
  Ross Stores, Inc....................       7,800       228,150
  Too, Inc.*..........................      24,400       512,156
                                                    ------------
                                                       3,155,668
                                                    ------------
RETAIL-ARTS&CRAFTS -- 0.4%
  Michaels Stores, Inc.*..............      15,200       555,408
                                                    ------------
RETAIL-AUTO PARTS -- 0.4%
  O'Reilly Automotive, Inc.*..........      18,800       538,620
                                                    ------------
                                          NUMBER
                                        OF SHARES      VALUE
----------------------------------------------------------------

RETAIL-COMPUTER EQUIPMENT -- 1.2%
  CDW Computer Centers, Inc.*.........      24,800  $    897,264
  Insight Enterprises, Inc.*..........      49,450       699,223
                                                    ------------
                                                       1,596,487
                                                    ------------
RETAIL-CONSUMER ELECTRONICS -- 0.2%
  Tweeter Home Entertainment
    Group, Inc.*......................      15,300       208,692
                                                    ------------
RETAIL-DEPARTMENT STORE -- 0.3%
  Dillards, Inc. Cl. A................      33,300       438,561
                                                    ------------
RETAIL-DRUG STORE -- 0.4%
  Duane Reade, Inc.*..................      18,800       564,000
                                                    ------------
RETAIL-FOOD -- 0.7%
  Fleming Co., Inc....................      33,400       985,300
                                                    ------------
RETAIL-HAIR SALON -- 0.3%
  Regis Corp..........................      20,500       429,680
                                                    ------------
RETAIL-HOME FURNISHINGS -- 0.7%
  Cost Plus, Inc.*....................      33,900       622,404
  Pier 1 Imports, Inc.................      38,200       317,060
                                                    ------------
                                                         939,464
                                                    ------------
RETAIL-MAIL ORDER -- 0.5%
  Williams-Somona, Inc.*..............      29,500       702,395
                                                    ------------
RETAIL-OFFICE SUPPLIES -- 0.5%
  School Specialty, Inc.*.............      22,800       696,768
                                                    ------------
RETAIL-RESTAURANTS -- 3.5%
  AFC Enterprises, Inc.*..............      20,000       408,000
  Applebee's International, Inc.*.....      19,400       572,300
  CBRL Group, Inc.*...................      35,300       775,541
  Cheesecake Factory, Inc.*...........      29,650       710,118
  Jack in the Box, Inc.*..............      40,600     1,136,800
  RARE Hospitality
    International, Inc.*..............      18,600       289,044
  Ruby Tuesday, Inc...................      22,400       351,680
  Sonic Corp.*........................      14,400       436,608
                                                    ------------
                                                       4,680,091
                                                    ------------
RETAIL-VIDEO RENTAL -- 0.3%
  Hollywood Entertainment Corp.*......      34,800       408,900
                                                    ------------
SEMICONDUCTOR EQUIPMENT -- 3.2%
  Credence Systems Corp.*.............      53,800       648,290
  DuPont Photomasks, Inc.*............      20,800       577,824
  Genesis Microchip, Inc.*............      28,400       799,176
  Kulicke & Soffa
    Industries, Inc.*.................      32,800       357,520
  Rudolph Technologies, Inc.*.........      18,200       448,812
  TriQuint Semiconductor, Inc.*.......      34,900       558,051
  Varian Semiconductor Equipment
    Associates, Inc.*.................      18,800       485,980
  Vecco Instruments, Inc.*............      12,600       333,900
                                                    ------------
                                                       4,209,553
                                                    ------------
TELECOMMUNICATIONS -- 1.0%
  Alamosa Holdings, Inc.*.............      32,100       444,585

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SMALL CAP GROWTH FUND

                                          NUMBER
                                        OF SHARES      VALUE
----------------------------------------------------------------
COMMON STOCK (Continued)
----------------------------------------------------------------
TELECOMMUNICATIONS (CONTINUED)
  Price Communications Corp.*.........      25,300  $    428,835
  US Unwired, Inc.*...................      42,300       427,230
                                                    ------------
                                                       1,300,650
                                                    ------------
TELECOMMUNICATIONS EQUIPMENT -- 2.1%
  Advanced Fibre
    Communications, Inc.*.............      11,400       166,554
  Andrew Corp.*.......................      41,700       758,106
  CommScope, Inc.*....................      33,800       604,006
  Harmonic, Inc.*.....................      41,500       336,150
  Plantronics, Inc.*..................      16,500       281,325
  Powerwave Technologies, Inc.*.......      50,300       599,576
                                                    ------------
                                                       2,745,717
                                                    ------------
THERAPEUTICS -- 3.7%
  Abgenix, Inc.*......................      21,700       492,590
  Biopure Corp.*......................      26,300       487,865
  Cell Therapeutics, Inc.*............      48,000     1,154,400
  CV Therapeutics, Inc.*..............      15,900       617,874
  NeoPharm, Inc.*.....................      32,800       460,840
  NPS Pharmaceuticals, Inc.*..........      15,600       486,720
  Pharmacyclics, Inc.*................      17,100       304,380
  Scios, Inc.*........................      22,800       377,568
  Trimeris, Inc.*.....................      13,900       487,890
                                                    ------------
                                                       4,870,127
                                                    ------------
TOBACCO -- 0.5%
  Vector Group, Ltd...................      15,855       677,643
                                                    ------------
                                          NUMBER
                                        OF SHARES      VALUE
----------------------------------------------------------------

TRANSPORTATION-TRUCKS -- 0.4%
  Swift Transportation Co., Inc.*.....      33,200  $    587,640
                                                    ------------
WASTE DISPOSAL -- 0.5%
  Stericycle, Inc.*...................      16,900       704,392
                                                    ------------
WEB PORTALS/ISP -- 0.6%
  EarthLink, Inc.*....................      54,600       831,558
                                                    ------------
TOTAL COMMON STOCK -- 97.2%
  (Cost: $154,549,837)............................
                                                     129,591,136
                                                    ------------

                                        PRINCIPAL
                                          AMOUNT
----------------------------------------------------------------
TIME DEPOSIT -- 1.2%
----------------------------------------------------------------
  Bank One (Grand Cayman)
    2.660%, 10/01/01
    (Cost: $1,510,288)................  $1,510,288     1,510,288
                                                    ------------

TOTAL INVESTMENTS -- 98.4%
  (Cost: $156,060,125)............................   131,101,424
OTHER ASSETS IN EXCESS OF LIABILITIES -- 1.6%.....     2,179,099
                                                    ------------
NET ASSETS -- 100.0%..............................  $133,280,523
                                                    ------------
                                                    ------------
---------------

* Non-income producing

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

VALUE FUND RETIREMENT SHARES
------------------------------------------------------------------------

  MANAGEMENT TEAM: MARK STUCKELMAN, Lead Portfolio Manager; KELLY KO, CFA, Portfolio Manager; JOHN J. KANE, Portfolio Manager; JOHN GRAVES, Investment Analyst; JOSEPH GAGNON, CFA, Investment Analyst

  CHIEF INVESTMENT OFFICER: CATHERINE SOMHEGYI NICHOLAS

  GOAL: The Value Fund seeks long-term capital appreciation through investments in a diversified portfolio comprised predominantly of US companies with larger market capitalizations that, in the opinion of the Investment Adviser, are undervalued relative to other market measures.

  MARKET OVERVIEW: A weakening economy and declining corporate profits sent key US stock indices lower during the six months ended September 30, 2001. Events of September 11 dashed expectations that the economy and profits would rebound in late 2001. Following a sharp sell-off the week after the terrorist attacks, equity prices stabilized during the final days of September.

  To stimulate economic growth, the Federal Reserve aggressively eased monetary policy, both before and after the terrorist strikes. The Fed injected large amounts of liquidity into the financial system and cut interest rates 50 basis points on September 17. All told, the Fed reduced rates 2% on five separate occasions during the period.

  Within the universe of US stocks, the energy sector came under pressure due to falling oil and natural gas prices. Basic materials companies suffered from weak end-market demand and lower commodity prices. Numerous technology firms announced disappointing earnings. Airline stocks, already hurting from the slowdown in economic activity and business travel, plummeted after the terrorist actions.

  On a positive note, consumer staples and healthcare companies performed relatively well as investors preferred stocks in defensive sectors with stable earnings. Financial services firms benefited from a steeper yield curve.

  PERFORMANCE: The Value Fund registered a 5.9% loss from April 1 through September 30, 2001, outperforming the Russell 1000 Value Index, off 6.6%, and the S&P 500 Stock Index, down 9.7%.

  PORTFOLIO SPECIFICS: Stock selection in the consumer staples sector contributed to the Fund's outperformance this period. Procter & Gamble, Kraft Foods and PepsiCo were among the best-performing holdings. Issue selection in the drug/pharmaceuticals and telecommunications services industries also benefited the Fund. For example, Johnson & Johnson and Verizon Communications were top performers. Baxter International, a global medical supply company, was another major contributor to performance. Baxter is benefiting from double-digit sales growth in its BioScience unit.

  MARKET OUTLOOK: The timing and pace of economic recovery is uncertain. That said, valuations among value stocks are compelling. In addition, value stocks are likely to be early beneficiaries of lower interest rates and an economic stimulus package.

  Combining disciplined research methods with an unwavering focus on valuation, we believe that our investment process will continue to identify attractively priced, financially strong companies experiencing positive change.

--------------------------------------------------------------------------------

VALUE FUND RETIREMENT SHARES -- UNAUDITED
------------------------------------------------------------------------
COMPARISON OF CHANGE IN VALUE OF A $250,000 INVESTMENT IN VALUE FUND RETIREMENT SHARES WITH THE RUSSELL 1000 VALUE INDEX.

                                                        ANNUALIZED TOTAL RETURNS
                                                              As of 9/30/01                       SINCE
                           1 YEAR                                                               INCEPTION
                            3.32%                                                                15.97%

[CHART]

                  VALUE FUND
         RETIREMENT SHARES = $552,004  RUSSELL 1000 VALUE INDEX = 452,680
4/30/96                      $250,000                         $250,000.00
5/96                         $256,600                         $253,125.00
6/96                         $263,800                         $253,327.50
7/96                         $257,600                         $243,751.72
8/96                         $264,800                         $250,723.02
9/96                         $278,800                         $260,701.80
10/96                        $288,600                         $270,790.96
11/96                        $311,581                         $290,423.30
12/96                        $310,622                         $286,705.88
1/97                         $327,247                         $300,611.12
2/97                         $331,246                         $305,030.10
3/97                         $316,936                         $294,049.02
4/97                         $333,350                         $306,399.08
5/97                         $358,183                         $323,526.78
6/97                         $369,758                         $337,406.08
7/97                         $412,900                         $362,779.02
8/97                         $403,430                         $349,864.09
9/97                         $428,684                         $370,995.88
10/97                        $412,269                         $360,645.09
11/97                        $425,854                         $376,585.61
12/97                        $436,586                         $387,581.91
1/98                         $434,531                         $382,078.24
2/98                         $469,924                         $407,792.11
3/98                         $500,065                         $432,748.99
4/98                         $502,805                         $435,648.40
5/98                         $500,750                         $429,200.81
6/98                         $511,938                         $434,694.58
7/98                         $501,864                         $427,000.48
8/98                         $424,288                         $363,462.81
9/98                         $448,323                         $384,325.58
10/98                        $479,972                         $414,110.81
11/98                        $502,997                         $433,408.37
12/98                        $524,487                         $448,144.26
1/99                         $530,983                         $451,729.41
2/99                         $512,743                         $445,360.03
3/99                         $522,238                         $454,578.98
4/99                         $563,217                         $497,036.66
5/99                         $554,472                         $491,569.25
6/99                         $570,096                         $505,824.76
7/99                         $558,735                         $491,004.10
8/99                         $538,638                         $472,787.84
9/99                         $516,557                         $456,240.27
10/99                        $545,901                         $482,519.71
11/99                        $530,814                         $478,756.05
12/99                        $572,732                         $481,054.08
1/00                         $537,074                         $465,371.72
2/00                         $493,626                         $430,794.60
3/00                         $547,937                         $483,351.54
4/00                         $547,824                         $477,744.67
5/00                         $546,485                         $482,760.98
6/00                         $522,057                         $460,698.81
7/00                         $540,190                         $466,457.54
8/00                         $570,158                         $492,392.58
9/00                         $578,469                         $496,922.59
10/00                        $607,682                         $509,146.89
11/00                        $583,382                         $490,257.54
12/00                        $615,581                         $514,819.44
1/01                         $624,962                         $516,827.24
2/01                         $611,525                         $502,459.44
3/01                         $593,017                         $484,722.62
4/01                         $626,737                         $508,474.03
5/01                         $647,019                         $519,914.70
6/01                         $636,624                         $508,372.59
7/01                         $636,624                         $507,305.01
8/01                         $606,200                         $486,962.08
9/30/01                      $552,004                         $452,679.95

The graph above shows the value of a hypothetical $250,000 investment in the Fund compared with the Russell 1000 Value Index for the periods indicated. The Fund's Class R shares were first available on May 21, 1999. Performance prior to the introduction of Class R shares reflects the historical performance of the Fund's Class I Shares. Class I and R shares have no sales charge or distribution fee, but Class R shares have a shareholder service fee of .25%. Historical performance returns of the Class I shares do not reflect the shareholder servicing fee applicable to Class R shares which would have made returns slightly lower. The Fund calculates its performance based upon the historical performance of its corresponding series of Nicholas-Applegate Mutual Funds (renamed Pilgrim Mutual Funds). Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Absent expense limitations, total returns would have been slightly lower. The total returns shown above do not show the effects of income taxes on an individual's investment. In most cases, taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. Past performance cannot guarantee future results.

The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The unmanaged index differs from the Fund in composition, does not pay management fees or expenses and includes reinvested dividends. One cannot invest directly in an index.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions. You may have a gain or loss when you sell your shares.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 2001 -- UNAUDITED
------------------------------------------------------------------------

VALUE FUND

                                            NUMBER
                                          OF SHARES      VALUE
-----------------------------------------------------------------
COMMON STOCK -- 99.0%
-----------------------------------------------------------------
ADVERTISING -- 0.9%
  Lamar Advertising Co.*................      16,500  $   500,280
                                                      -----------
AEROSPACE/DEFENSE -- 1.7%
  Raytheon Co...........................      27,400      952,150
                                                      -----------
AIRLINES -- 1.7%
  AMR Corp.*............................      21,800      417,252
  Delta Air Lines, Inc..................      20,100      529,635
                                                      -----------
                                                          946,887
                                                      -----------
AUTO MANUFACTURER -- 0.8%
  Ford Motor Co.........................      26,140      453,529
                                                      -----------
BANKING -- 2.1%
  Wachovia Corp.........................      38,900    1,205,900
                                                      -----------
BEVERAGES -- NON-ALCOHOLIC -- 1.8%
  PepsiCo, Inc..........................      20,700    1,003,950
                                                      -----------
BROADCASTING -- 4.6%
  AT&T Corp. -- Liberty Media Corp. Cl.
    A*..................................      64,500      819,150
  Fox Entertainment Group Cl. A.*.......      53,700    1,025,670
  Viacom Inc. -- Cl. B..................      20,800      717,600
                                                      -----------
                                                        2,562,420
                                                      -----------
CHEMICALS -- 1.9%
  Dow Chemical Co.......................      32,600    1,067,976
                                                      -----------
COMMERCIAL SERVICES -- 0.8%
  Cendant Corp.*........................      35,100      449,280
                                                      -----------
COMPUTER SERVICES -- 0.7%
  Computer Sciences Corp.*..............      11,600      384,772
                                                      -----------
COMPUTER SOFTWARE -- 0.4%
  BMC Software, Inc.*...................      16,400      208,280
                                                      -----------
COMPUTERS -- 2.1%
  Compaq Computer Corp..................      46,200      383,922
  Hewlett-Packard Co....................       9,500      152,950
  International Business Machines
    Corp................................       6,800      627,640
                                                      -----------
                                                        1,164,512
                                                      -----------
COSMETICS & TOILETRIES -- 4.1%
  Kimberly-Clark Corp...................      10,600      657,200
  Proctor & Gamble Co...................      22,300    1,623,217
                                                      -----------
                                                        2,280,417
                                                      -----------
DIVERSIFIED FINANCIAL SERVICES -- 10.9%
  Citigroup, Inc........................      52,333    2,119,486
  Fannie Mae............................      16,400    1,312,984
  Goldman Sachs Group, Inc..............       6,600      470,910
  KeyCorp...............................      31,300      755,582
  Lehman Brothers Holdings, Inc.........      12,200      693,570
  Merrill Lynch & Co., Inc..............       9,500      385,700
  Morgan Stanley Dean Witter & Co.......       5,800      268,830
                                                      -----------
                                                        6,007,062
                                                      -----------
                                            NUMBER
                                          OF SHARES      VALUE
-----------------------------------------------------------------
DIVERSIFIED MANUFACTURING -- 0.8%
  Honeywell International, Inc..........      16,400  $   432,960
                                                      -----------
DRUGS/PHARMACEUTICALS -- 4.4%
  Abbott Laboratories...................      17,000      881,450
  Johnson & Johnson.....................      14,900      825,460
  Merck & Co., Inc......................      11,100      739,260
                                                      -----------
                                                        2,446,170
                                                      -----------
ELECTRIC -- 3.4%
  AES Corp.*............................      62,400      799,968
  Allegheny Energy, Inc.................      15,400      565,180
  Energy East Corp......................      25,500      512,805
                                                      -----------
                                                        1,877,953
                                                      -----------
FOOD -- 3.4%
  Hershey Foods Corp....................      11,700      764,829
  Kraft Foods, Inc. Cl. A*..............      31,800    1,092,966
                                                      -----------
                                                        1,857,795
                                                      -----------
HOSPITALS -- 1.3%
  HEALTHSOUTH Corp......................      42,400      689,424
                                                      -----------
INSURANCE -- 5.1%
  Allstate Corp.........................      21,400      799,290
  Chubb Corp............................      10,600      756,946
  Jefferson-Pilot Corp..................      14,650      651,632
  Lincoln National Corp.................      13,300      620,179
                                                      -----------
                                                        2,828,047
                                                      -----------
INTERNET SECURITY -- 0.5%
  Symantec Corp.*.......................       8,000      277,360
                                                      -----------
MACHINERY -- 1.5%
  Deere & Co............................      22,100      831,181
                                                      -----------
MEDIA -- 1.3%
  Walt Disney Co........................      38,700      720,594
                                                      -----------
MEDICAL PRODUCTS -- 1.5%
  Baxter International, Inc.............      14,900      820,245
                                                      -----------
METALS -- 2.1%
  Alcoa, Inc............................      37,176    1,152,828
                                                      -----------
MONEY CENTER BANKS -- 3.3%
  Bank of America Corp..................      21,100    1,232,240
  J.P. Morgan Chase.....................      16,460      562,109
                                                      -----------
                                                        1,794,349
                                                      -----------
OIL & GAS PRODUCERS -- 11.9%
  Conoco, Inc. Cl. B....................      32,900      833,686
  Exxon Mobil Corp......................      79,310    3,124,814
  Phillips Petroleum Co.................      14,000      755,160
  USX-Marathon Group....................      35,500      949,625
  Xcel Energy, Inc......................      31,300      881,095
                                                      -----------
                                                        6,544,380
                                                      -----------
OIL & GAS SERVICES -- 0.8%
  BJ Services Co.*......................      24,800      441,192
                                                      -----------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
VALUE FUND

                                            NUMBER
                                          OF SHARES      VALUE
-----------------------------------------------------------------
PUBLISHING -- 0.9%
  Dow Jones & Co........................      11,100  $   504,273
                                                      -----------
REGIONAL/COMMERCIAL BANKS -- 6.2%
  U.S. Bancorp..........................      61,100    1,355,198
  Washington Mutual, Inc................      26,500    1,019,720
  Wells Fargo & Co......................      23,800    1,057,910
                                                      -----------
                                                        3,432,828
                                                      -----------
RETAIL -- DEPARTMENT STORES -- 2.2%
  Federated Department Stores, Inc.*....      24,700      696,540
  Sears Roebuck & Co....................      15,400      533,456
                                                      -----------
                                                        1,229,996
                                                      -----------
RETAIL -- FOOD -- 1.5%
  Safeway, Inc.*........................      20,800      826,176
                                                      -----------
TELECOMMUNICATIONS -- 11.2%
  AT&T Corp.............................      40,500      781,650
  AT&T Wireless Services, Inc.*.........       7,688      114,859
  BellSouth Corp........................      23,900      993,045
  Motorola, Inc.........................      20,300      316,680
  SBC Communications, Inc...............      37,100    1,748,152
  Scientific-Atlanta, Inc...............      30,600      537,030
  Verizon Communications, Inc...........      30,938    1,674,055
                                                      -----------
                                                        6,165,471
                                                      -----------
                                            NUMBER
                                          OF SHARES      VALUE
-----------------------------------------------------------------
TOBACCO -- 1.2%
  Philip Morris Co., Inc................      13,400  $   647,086
                                                      -----------
TOTAL COMMON STOCK
  (Cost: $55,885,185)...............................   54,707,723
                                                      -----------

                                          PRINCIPAL
                                            AMOUNT
-----------------------------------------------------------------
TIME DEPOSIT -- 2.5%
-----------------------------------------------------------------
  Bank One Grand Cayman
    2.660%, 10/01/01
    (Cost: $1,395,616)..................  $1,395,616    1,395,616
                                                      -----------

TOTAL INVESTMENTS -- 101.5%
  (Cost: $57,280,801).............................    56,103,339
LIABILITIES IN EXCESS OF OTHER ASSETS -- (1.5%)...      (818,918)
                                                     -----------
NET ASSETS -- 100.0%..............................   $55,284,421
                                                     -----------
                                                     -----------
---------------

* Non-income producing securities

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

HIGH QUALITY BOND FUND RETIREMENT SHARES
------------------------------------------------------------------------

  MANAGEMENT TEAM: CRITERION INVESTMENT MANAGEMENT, SUB ADVISERS: FRED S. ROBERTSON, III, CHIEF INVESTMENT OFFICER, FIXED INCOME; JAMES E. KELLERMAN, Portfolio Manager; MALCOM S. DAY, CFA, Portfolio Manager.

  GOAL: The High Quality Bond Fund seeks to maximize long-term total return from a portfolio utilizing multiple sectors of the bond market including a broad range of investment-grade issues, as well as, on an opportunistic basis, developed country non-Dollar bonds and below-investment grade corporate issues.

  MARKET OVERVIEW: During the six months ended September 30, 2001, US bond prices rose against a backdrop of sluggish economic growth and aggressive monetary easing.

  A steep decline in business capital spending -- especially technology -- left first and second quarter 2001 GDP growth up a slim 1.3% and 0.3%, respectively. While falling interest rates, low unemployment and tax rebates sustained consumer spending through early September, the terrorist attacks shook consumer confidence. In response, the Federal Reserve accelerated already easy monetary policy, pumping large amounts of liquidity into the financial system and cutting interest rates on September 17. All told, the Fed lowered interest rates a total of 3.5% on eight separate occasions between January 1 and September 30.

  The yield curve steepened dramatically this period. In addition to the downward pressure on short rates, longer rates trended higher. Longer rates rose on expectations of an increase in the issuance of Treasury securities and a dwindling budget surplus -- consequences of a weaker economy and the need to fund disaster recovery and military efforts. Overall, the bond market performed well in this environment, although economic uncertainty hurt credit-sensitive issues.

  PERFORMANCE: The Fund posted a 2.2% gain from April 1 through September 30, 2001 versus the Lehman Aggregate Bond Index, which rose 5.1%.

  PORTFOLIO SPECIFICS: Underperformance this period was largely due to the impact of the terrorist strikes on the Fund's corporate bond holdings. Immediately prior to September 11, we believed that the economy was close to a trough, with leading indicators pointing to an upturn in GDP growth by year-end. Corporate bonds were attractive investments given their wide yield spreads and prospects that spreads would narrow with the impending economic recovery. As a result, the Fund was overweight in high-grade corporate bonds and had a significant opportunistic weighting in high-yield issues. Following the attacks, however, yield spreads widened further amid extreme illiquidity and fears of recession. This negatively impacted the Fund's relative performance.

  MARKET OUTLOOK: Expectations of further monetary and fiscal stimulus, such as additional tax cuts, bode well for the US economy and fixed income markets. We are particularly positive on our outlook for high-grade and high-yield corporate bonds due to:

  - Current wide yield spreads, which should contract as the economy improves

  - Likelihood of downward price pressure on Treasuries as the government issues more securities

  Because we believe that corporate bonds offer the best risk/reward outlook, the Fund remains overweight in corporates and underweight in Treasuries and mortgages.

--------------------------------------------------------------------------------

HIGH QUALITY BOND FUND RETIREMENT SHARES -- UNAUDITED
------------------------------------------------------------------------
COMPARISON OF CHANGE IN VALUE OF A $250,000 INVESTMENT IN HIGH QUALITY BOND FUND RETIREMENT SHARES WITH THE LEHMAN AGGREGATE BOND INDEX.

                                          ANNUALIZED TOTAL RETURNS
                                                As of 9/30/01                       SINCE
                    1 YEAR                         5 YEARS                         INCEPTION
                    9.93%                           7.20%                           7.18%

[CHART]

                 HIGH QUALITY BOND            LEHMAN AGGREGATE
         FUND RETIREMENT SHARES = $387,528  BOND INDEX = $389,997
8/31/95                           $250,000               $250,000
9/95                              $257,785               $252,425
10/95                             $261,946               $255,707
11/95                             $266,911               $259,542
12/95                             $271,859               $263,176
1/96                              $271,594               $264,913
2/96                              $265,190               $260,303
3/96                              $263,411               $258,481
4/96                              $261,906               $257,034
5/96                              $261,227               $256,520
6/96                              $264,461               $259,957
7/96                              $265,244               $260,659
8/96                              $264,134               $260,216
9/96                              $269,309               $264,743
10/96                             $275,028               $270,621
11/96                             $279,891               $275,248
12/96                             $277,348               $272,688
1/97                              $277,286               $273,534
2/97                              $279,191               $274,218
3/97                              $275,798               $271,174
4/97                              $279,477               $275,241
5/97                              $282,273               $277,856
6/97                              $285,993               $281,163
7/97                              $293,319               $288,754
8/97                              $290,120               $286,300
9/97                              $295,228               $290,537
10/97                             $298,793               $294,750
11/97                             $300,453               $296,106
12/97                             $303,164               $299,096
1/98                              $307,686               $302,925
2/98                              $308,374               $302,682
3/98                              $309,954               $303,711
4/98                              $311,047               $305,291
5/98                              $313,807               $308,191
6/98                              $315,175               $310,811
7/98                              $316,088               $311,463
8/98                              $317,837               $316,540
9/98                              $324,319               $323,947
10/98                             $320,135               $322,230
11/98                             $326,444               $324,067
12/98                             $328,586               $325,039
1/99                              $331,966               $327,347
2/99                              $326,153               $321,618
3/99                              $328,847               $323,387
4/99                              $331,369               $324,422
5/99                              $327,982               $321,567
6/99                              $325,638               $320,538
7/99                              $323,799               $319,192
8/99                              $322,222               $319,032
9/99                              $326,102               $322,733
10/99                             $327,171               $323,927
11/99                             $328,506               $323,895
12/99                             $327,578               $322,340
1/00                              $326,493               $321,276
2/00                              $330,018               $325,164
3/00                              $333,777               $329,456
4/00                              $331,574               $328,501
5/00                              $330,748               $328,336
6/00                              $336,944               $335,166
7/00                              $339,745               $338,216
8/00                              $345,347               $343,120
9/00                              $346,773               $345,282
10/00                             $346,488               $347,560
11/00                             $351,617               $353,260
12/00                             $361,735               $359,831
1/01                              $369,542               $365,696
2/01                              $373,012               $368,878
3/01                              $373,080               $370,722
4/01                              $371,031               $369,165
5/01                              $374,543               $371,380
6/01                              $374,353               $372,792
7/01                              $379,993               $381,142
8/01                              $384,446               $385,525
9/30/01                           $387,528               $389,997

The graph above shows the value of a hypothetical $250,000 investment in the Fund compared with the Lehman Aggregate Bond Index for the periods indicated. The Fund's Class R shares were first available on May 21, 1999. Performance prior to the introduction of Class R shares reflects the historical performance of the Fund's Class I Shares. Class I and R shares have no sales charge or distribution fee, but Class R shares have a shareholder service fee of .25%. Historical performance returns of the Class I shares do not reflect the shareholder servicing fee applicable to Class R shares which would have made returns slightly lower. The Fund calculates its performance based upon the historical performance of its corresponding series of Nicholas-Applegate Mutual Funds (renamed Pilgrim Mutual Funds), adjusted to reflect all fees and expenses applicable to the Fund's Class I shares. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Absent expense limitations, total returns would have been slightly lower. The total returns shown above do not show the effects of income taxes on an individual's investment. In most cases, taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. Past performance cannot guarantee future results.

The unmanaged Lehman Aggregate Bond Index consists of securities from the Lehman Brothers Government/ Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index. The unmanaged Index differs from the Fund in composition, does not pay management fees or expenses and includes reinvested income and dividends. One cannot invest directly in an index.

Bond prices, and thus the Fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 2001 -- UNAUDITED
------------------------------------------------------------------------

HIGH QUALITY BOND FUND

                                          PRINCIPAL
                                            AMOUNT       VALUE
-----------------------------------------------------------------
CORPORATE BOND -- 37.4%
-----------------------------------------------------------------
AEROSPACE/DEFENSE -- 0.5%
  Rockwell International Corp.
    6.750%, 09/15/02....................  $  250,000  $   257,545
                                                      -----------
AGRICULTURAL OPERATIONS -- 0.9%
  Cargill, Inc. 144A
    6.250%, 05/01/06....................     180,000      187,601
  IMC Global, Inc. 144A
    10.875%, 06/01/08...................      25,000       24,750
  IMC Global, Inc.
    7.400%, 11/01/02....................     310,000      299,004
                                                      -----------
                                                          511,355
                                                      -----------
AIRLINES -- 4.4%
  Air 2 Us 144A
    8.027% 10/01/20.....................     237,728      255,510
  America West Airlines
    8.057% 07/02/20.....................     166,542      173,445
  Continental Airlines, Inc.
    7.707%, 04/02/21....................     270,000      261,295
  Delta Air Lines
    7.570% 11/18/10.....................     320,000      326,496
  Northwest Airlines, Inc.
    7.041%, 04/01/22....................     375,000      354,135
  United Air Lines, Inc.
    6.201%, 09/01/08....................     130,000      118,700
  United Air Lines, Inc.
    7.186%, 04/01/11....................     340,000      324,970
  US Air, Inc.
    7.076%, 03/20/21....................      89,844       86,816
  US Air, Inc.
    7.890%, 03/01/19....................     455,894      474,653
                                                      -----------
                                                        2,376,020
                                                      -----------
AUTOMOBILE MANUFACTURER -- 0.1%
  Delco Remy International 144A
    11.000%, 05/01/09...................      60,000       59,700
                                                      -----------
BANKING -- 0.4%
  Wachovia Corp.
    6.250%, 08/04/08....................     200,000      204,142
                                                      -----------
BEVERAGES -- ALCOHOLIC -- 0.4%
  Anheuser Busch
    5.125%, 10/01/08....................     250,000      248,065
                                                      -----------
BROADCASTING -- 1.9%
  Charter Community Holdings LLC
    10.250%, 01/15/10...................     295,000      283,200
  Charter Community Holdings LLC
    8.250%, 04/01/07....................     230,000      207,000
  Clear Channel Communications
    6.875%, 06/15/18....................      90,000       82,561
  MediaCom LLC 144A
    9.500%, 01/15/13....................     250,000      247,500
  Viacom, Inc.
    7.875%, 07/30/30....................     200,000      211,000
                                                      -----------
                                                        1,031,261
                                                      -----------
                                          PRINCIPAL
                                            AMOUNT       VALUE
-----------------------------------------------------------------

CHEMICALS -- 1.4%
  International Flavors &
    Fragrance, Inc. 144A
    6.450%, 05/15/06....................  $  150,000  $   156,225
  International Specialty
    Products, Inc.
    9.000%, 10/15/03#...................     305,000      295,850
  ISP Chemco, Inc. 144A
    10.250%, 07/01/11...................     160,000      153,600
  NL Industries, Inc.
    11.750%, 10/15/03...................     174,000      173,130
                                                      -----------
                                                          778,805
                                                      -----------
COMPUTERS -- 0.4%
  IBM Corp.
    5.400%, 10/01/08....................     225,000      225,594
                                                      -----------
CONSTRUCTION PRODUCTS -- 0.4%
  Associated Materials, Inc.
    9.250%, 03/01/08....................     200,000      200,000
                                                      -----------
DIVERSIFIED FINANCIAL SERVICES -- 5.2%
  ACME Intermediate Holdings Cl. B
    0.000% (until 09/30/02, thereafter
    12.000% to maturity), 09/30/05#.....     100,000       65,000
  Capital One Bank
    8.250%, 06/15/05....................     100,000      104,687
  CIT Group, Inc.
    7.625%, 08/16/05....................     115,000      124,479
  Countrywide Home Loan
    5.500%, 08/1/06.....................     200,000      202,302
  Credit Suisse
    5.875%, 08/01/06....................     275,000      283,041
  Discover Card Master Trust
    5.600%, 05/15/06....................     250,000      259,295
  Ford Motor Credit Co.
    6.875%, 02/01/06....................     150,000      154,684
  General Electric Capital Corp.
    7.375%, 01/19/10....................     175,000      197,381
  General Motors Acceptance Corp.
    7.750%, 01/19/10....................     175,000      184,623
  Household Finance Corp.
    5.875%, 02/01/09....................     175,000      170,870
  Household Finance Corp.
    6.400%, 06/17/08....................      30,000       30,622
  KeyCorp
    6.750%, 03/15/06....................     140,000      147,203
  Merrill Lynch & Co., Inc.
    6.130%, 05/16/06....................     300,000      314,712
  Paine Webber Group, Inc.
    6.670%, 02/03/04....................     400,000      424,268
  Verizon Global 144A
    7.250%, 12/01/10....................     150,000      162,231
                                                      -----------
                                                        2,825,398
                                                      -----------
DIVERSIFIED MANUFACTURING -- 0.4%
  Cooper Industries, Inc.
    5.880%, 02/20/03....................     200,000      205,368
                                                      -----------
DRILLING SERVICES -- 0.7%
  Parker Drilling Co.
    9.750%, 11/15/06....................     400,000      366,000
                                                      -----------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HIGH QUALITY BOND FUND

                                          PRINCIPAL
                                            AMOUNT       VALUE
-----------------------------------------------------------------
CORPORATE BOND (Continued)
-----------------------------------------------------------------
ELECTRIC -- 1.5%
  American Electric Power
    6.125%, 05/15/06....................  $  235,000  $   242,917
  Dominion Resources, Inc.
    8.125%, 06/15/10....................     130,000      146,522
  Nisource Finance Corp.
    7.625%, 11/15/05....................      80,000       86,974
  Progress Energy
    6.750%, 03/01/06....................      90,000       95,645
  PSEG Power 144A
    8.625%, 04/15/31....................     200,000      226,273
                                                      -----------
                                                          798,331
                                                      -----------
FOOD -- RETAIL -- 0.5%
  Kroger Co.
    7.500%, 04/01/31....................     250,000      258,955
                                                      -----------
HOTELS -- GAMING -- 0.8%
  Harrahs Operating Co.
    7.500%, 01/15/09....................     120,000      115,062
  Hollywood Casino Corp.
    11.250%, 05/01/07...................     110,000      111,100
  Mirage Resorts
    6.750%, 08/01/07....................     200,000      181,935
                                                      -----------
                                                          408,097
                                                      -----------
INSURANCE -- 1.1%
  Hartford Life, Inc.
    7.650%, 06/15/27....................     135,000      140,184
  Lumbermens Mutual Casualty 144A
    8.300%, 12/01/37....................      60,000       47,119
  Protective Life 144A
    5.875%, 08/15/06....................     160,000      164,688
  Travelers Property Casualty, Inc.
    6.750%, 11/15/06....................     240,000      259,402
                                                      -----------
                                                          611,393
                                                      -----------
MACHINERY & EQUIPMENT -- 0.7%
  Flowserve Corp.
    12.250%, 08/15/10...................     380,000      393,300
                                                      -----------
MEDIA -- 0.3%
  Time Warner, Inc.
    7.250%, 10/15/17....................     180,000      177,537
                                                      -----------
MEDICAL -- DRUGS -- 0.2%
  Warner Chillcott, Inc.
    12.625%, 02/15/08...................     100,000      106,000
                                                      -----------
MEDICAL/HOSPITAL -- 0.1%
  Iasis Healthcare Corp.
    13.000%, 10/15/09...................      80,000       78,400
                                                      -----------
METALS -- DIVERSIFIED -- 0.9%
  Metals USA, Inc.
    8.625%, 02/15/08#...................     480,000      326,400
                                          PRINCIPAL
                                            AMOUNT       VALUE
-----------------------------------------------------------------

METALS -- DIVERSIFIED (CONTINUED)
  Scotia Pacific Co. LLC
    6.550%, 07/20/28....................  $  142,262  $   140,839
                                                      -----------
                                                          467,239
                                                      -----------
MISCELLANEOUS MANUFACTURING -- 0.7%
  International Wire Group
    11.750%, 06/01/05...................     320,000      288,000
  International Wire Group
    11.750%, 06/01/05...................     125,000      112,500
                                                      -----------
                                                          400,500
                                                      -----------
MONEY CENTER BANKS -- 0.1%
  Bank of America Corp.
    7.800%, 02/15/10....................      50,000       55,716
                                                      -----------
OIL & GAS DRILLING -- 0.8%
  R&B Falcon Corp.
    6.750%, 04/15/05....................     400,000      414,668
                                                      -----------
OIL & GAS EXPLORATION -- 0.1%
  Murphy Oil Corp.
    7.050%, 05/01/29....................      30,000       29,409
                                                      -----------
OIL & GAS MACHINERY -- 0.4%
  Grant Prideco, Inc. 144A
    9.625%, 12/01/07....................     210,000      196,350
                                                      -----------
OIL & GAS PRODUCERS -- 2.0%
  Chesapeake Energy Corp.
    8.125%, 04/1/11.....................     150,000      141,000
  Conoco, Inc.
    6.950%, 04/15/29....................     175,000      165,498
  Phillips Petroleum Co.
    6.650%, 07/15/18....................     250,000      237,508
  Tesoro Petroleum Corp. 144A
    9.000%, 07/01/08....................     150,000      139,500
  Yosemite 144A
    8.250%, 11/15/04....................     370,000      390,901
                                                      -----------
                                                        1,074,407
                                                      -----------
PAPER & RELATED PRODUCTS -- 0.1%
  Westvaco Corp.
    8.200%, 01/15/30....................      60,000       60,302
                                                      -----------
PIPELINES -- 0.3%
  Williams Cos.
    7.500%, 01/15/31....................     175,000      166,903
                                                      -----------
PUBLISHING -- 0.1%
  Hollinger International Publishing
    9.250%, 03/15/07....................      60,000       55,200
                                                      -----------
REGIONAL/COMMERCIAL BANKS -- 0.8%
  Bank One Corp.
    6.875%, 08/01/06....................     200,000      214,470
  National City Corp.
    5.750%, 02/01/09....................     250,000      244,147
                                                      -----------
                                                          458,617
                                                      -----------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                          PRINCIPAL
                                            AMOUNT       VALUE
-----------------------------------------------------------------
CORPORATE BOND (Continued)
-----------------------------------------------------------------
RETAIL -- BUILDING PRODUCTS -- 0.3%
  Lowe's Cos., Inc.
    7.5000%, 12/15/05...................  $  175,000  $   190,743
                                                      -----------
RETAIL -- HOTELS -- 0.3%
  MeriStar Hospitality Corp. 144A
    9.000%, 01/15/08....................     200,000      162,000
                                                      -----------
TELECOMMUNICATIONS -- 7.7%
  Ameritech Capital Funding
    6.150%, 01/15/08....................     250,000      257,815
  Ameritech Capital Funding
    6.450%, 01/15/18....................     180,000      171,873
  AT & T Wireless
    8.750%, 03/01/31....................     225,000      247,885
  Cox Communications, Inc.
    6.850%, 01/15/18....................     250,000      236,950
  Crown International Corp.
    9.375%, 08/01/11....................     135,000      116,100
  Intermedia Communications, Inc.
    12.500%, 05/15/06...................     115,000      122,188
  NTL, Inc.
    0.000% (until 02/01/01 thereafter
    11.500% to maturity), 02/01/06......     355,000      184,600
  NTL, Inc.
    10.000%, 02/15/07...................     150,000       72,000
  Olympus Communications Corp.
    10.625%, 11/15/06...................     460,000      441,600
  Qwest Capital Funding
    7.900%, 08/15/10....................     160,000      170,888
  SBC Communications, Inc.
    5.750%, 05/02/06....................     575,000      596,218
  Sprint Capital Corp.
    6.125%, 11/15/08....................     150,000      146,390
  Sprint Capital Corp.
    6.875%, 11/15/28....................     200,000      179,340
  Sprint Capital Corp.
    6.900%, 05/01/19....................      90,000       82,755
  TeleCorp PCS, Inc.
    0.000% (until 04/15/04 thereafter
    11.625% to maturity), 04/15/09......     120,000       69,600
  TeleCorp PCS, Inc.
    10.625%, 07/15/10...................     180,000      158,400
  Tritel PCS, Inc.
    0.000% (until 05/15/04 thereafter
    12.750% to maturity), 05/15/09......     710,000      394,050
  Triton PCS, Inc.
    0.000% (until 05/01/03 thereafter
    11.000% to maturity), 05/01/08......     430,000      360,125
  Western Wireless Corp.
    10.500%, 02/01/07...................      60,000       61,500
  Western Wireless Corp.
    10.500%, 06/01/06...................      20,000       20,500
  Worldcom, Inc.
    6.500%, 05/15/04....................     100,000      102,739
                                                      -----------
                                                        4,193,516
                                                      -----------
                                          PRINCIPAL
                                            AMOUNT       VALUE
-----------------------------------------------------------------

TELECOMMUNICATIONS SERVICES -- 0.5%
  Bellsouth Telecommunications, Inc.
    6.500%, 06/15/05....................  $  250,000  $   267,245
                                                      -----------
TOTAL CORPORATE BOND
  (Cost: $20,471,183)...............................
                                                       20,314,081
                                                      -----------
-----------------------------------------------------------------
AGENCY OBLIGATIONS -- 30.9%
-----------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORPORATION -- 28.8%
  Fannie Mae
    6.000%, 05/15/11....................   3,925,000    4,131,691
  Pool #577941
    6.000%, 04/01/16....................     711,098      722,653
  Pool #578768
    6.000%, 05/01/16....................     336,820      342,293
  Pool #G10405
    6.500%, 11/01/10....................      97,926      101,444
  Pool #568434
    6.500%, 03/01/16....................     335,788      345,862
  Pool #581967
    6.500%, 08/01/16....................   2,034,688    2,095,728
  Fannie Mae
    7.000%, 07/15/05....................   2,050,000    2,262,052
  Pool #573919
    7.000%, 03/01/16....................     281,130      292,198
  Pool #596594
    7.000%, 07/01/31....................     653,240      675,489
  Pool #G10965
    7.500%, 10/01/14....................     131,510      137,838
  Pool #373916
    7.500%, 12/01/22....................      73,953       77,327
  Pool #570589
    7.500%, 02/01/31....................     319,742      332,330
  Pool #253356
    8.000%, 07/01/30....................   1,662,166    1,742,149
  Pool #380032
    10.000%, 10/01/03...................       7,287        7,635
  Freddie Mac Discount Note
    3.000%, 09/28/01....................   2,400,000    2,400,000
                                                      -----------
                                                       15,666,689
                                                      -----------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 2.1%
  Pool #002562
    6.000%, 03/20/28....................     194,221      194,283
  Pool #410215
    7.500%, 12/15/25....................     130,859      137,279
  Pool #436164
    7.500%, 01/15/28....................     274,833      286,860
  Pool #458876
    7.500%, 04/15/28....................     275,857      287,929
  Pool #537967
    8.000%, 07/15/30....................     222,005      233,261
  Pool #299705
    8.500%, 02/15/21....................       1,720        1,857
  Pool #064054
    11.500%, 02/15/13...................         186          213

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HIGH QUALITY BOND FUND

                                          PRINCIPAL
                                            AMOUNT       VALUE
-----------------------------------------------------------------
AGENCY OBLIGATIONS (Continued)
-----------------------------------------------------------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (CONTINUED)
  Pool #68958
    11.500%, 07/15/13...................  $      597  $       683
                                                      -----------
                                                        1,142,365
                                                      -----------
TOTAL AGENCY OBLIGATIONS
  (Cost: $16,549,434)...............................
                                                       16,809,054
                                                      -----------
-----------------------------------------------------------------
US TREASURY OBLIGATIONS -- 13.8%
-----------------------------------------------------------------
US TREASURY BONDS -- 6.1%
  6.000%, 02/15/26......................   1,025,000    1,094,669
  8.125%, 08/15/19......................     500,000      656,795
  8.500%, 02/15/20......................   1,160,000    1,577,329
                                                      -----------
                                                        3,328,793
                                                      -----------
US TREASURY NOTES -- 6.4%
  5.000%, 08/15/11......................     430,000      444,177
  6.250%, 02/28/02......................     225,000      228,551
  6.500%, 10/15/06......................   2,500,000    2,782,800
                                                      -----------
                                                        3,455,528
                                                      -----------
US TREASURY STRIPS -- 1.3%
  5.650%, 02/15/15......................   1,475,000      715,847
                                                      -----------
TOTAL US TREASURY OBLIGATIONS
  (Cost: $7,299,001)................................
                                                        7,500,168
                                                      -----------
-----------------------------------------------------------------
FOREIGN GOVERNMENT BOND -- 9.7%
-----------------------------------------------------------------
GERMANY -- 4.9%
  Deutschland Republic
    6.000%, 01/04/07....................   2,725,000    2,694,832
                                                      -----------
ITALY -- 4.8%
  Republic Of Italy Buoni
    5.250%, 12/15/05....................   2,750,000    2,608,860
                                                      -----------
TOTAL FOREIGN GOVERNMENT BOND
  (Cost: $5,063,287)................................
                                                        5,303,692
                                                      -----------
-----------------------------------------------------------------
FOREIGN CORPORATE BOND -- 5.9%
-----------------------------------------------------------------
BROADCASTING -- 0.3%
  ONO Finance PLC
    13.000%, 05/01/09...................     320,000      192,000
                                                      -----------
BUILDING PRODUCTS -- 0.5%
  Celulosa Arauco
    7.750%, 09/13/11....................     150,000      149,085
  Celulosa Arauco
    8.625%, 08/15/10....................     100,000      105,456
                                                      -----------
                                                          254,541
                                                      -----------
DIVERSIFIED FINANCIAL SERVICES -- 1.1%
  Cerro Negro Finance, Ltd. 144A
    7.330%, 12/01/09....................     165,000      155,730
                                          PRINCIPAL
                                            AMOUNT       VALUE
-----------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES (CONTINUED)
  Pemex Finance, Ltd.
    6.300%, 05/15/10....................  $  170,000  $   174,796
  Pemex Project 144A
    9.125%, 10/13/10....................     240,000      241,339
                                                      -----------
                                                          571,865
                                                      -----------
ELECTRIC -- 0.5%
  Calpine Canada
    8.500%, 05/01/08....................      80,000       78,115
  Chilgener S.A.
    6.500%, 01/15/06....................     120,000      114,848
  Empresa Nacional de Electricidad S.A.
    8.125%, 02/01/97....................     120,000       93,000
                                                      -----------
                                                          285,963
                                                      -----------
INSURANCE -- 0.8%
  Axa
    8.600%, 12/15/30....................     225,000      243,772
  Royal & Sun Alliance Insurance Group
    PLC
    8.950%, 10/15/29....................     175,000      189,009
                                                      -----------
                                                          432,781
                                                      -----------
INVESTMENT COMPANY -- 0.4%
  Hollinger Participation 144A
    12.125%, 11/15/10...................     280,000      226,800
                                                      -----------
INVESTMENT MANAGEMENT -- 0.2%
  Amvescap PLC 144A
    6.600%, 05/15/05....................     110,000      115,227
                                                      -----------
PUBLISHING -- 0.5%
  Canwest Media, Inc. 144A
    10.625%, 05/15/11...................     270,000      265,950
                                                      -----------
TELECOMMUNICATIONS -- 0.8%
  France Telecom 144A
    7.200%, 03/01/06....................     275,000      292,487
  Global Crossing Holdings, Ltd.
    9.625%, 05/15/08....................     150,000       64,500
  Telewest Fin Reg S
    6.000%, 07/07/05....................     150,000       79,500
                                                      -----------
                                                          436,487
                                                      -----------
TELECOMMUNICATIONS SERVICES -- 0.8%
  Asia Global Crossing
    13.375%, 10/15/10...................      20,000       10,800
  Energis PLC
    9.750%, 06/15/09....................     480,000      278,400
  Teleglobe, Inc.
    7.200%, 07/20/09....................     130,000      134,749
                                                      -----------
                                                          423,949
                                                      -----------
TOTAL FOREIGN CORPORATE BOND
  (Cost: $3,597,242)................................
                                                        3,205,563
                                                      -----------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                          PRINCIPAL
                                            AMOUNT       VALUE
-----------------------------------------------------------------
COMMERCIAL PAPER -- 4.5%
-----------------------------------------------------------------
UTILITIES -- 4.5%
  Washington Gas
    3.500%, 10/01/01
    (cost: $2,453,284)..................  $2,454,000  $ 2,453,284
                                                      -----------
-----------------------------------------------------------------
CMO'S AND ASSET-BACKED SECURITIES -- 1.4%
-----------------------------------------------------------------
MORTGAGE -- COMMERCIAL -- 1.4%
  Global Franchise Trust 1998 A1
    6.349%, 04/10/04....................     157,760      158,506
  GMAC
    6.750%, 01/15/06....................     250,000      257,045
  GMAC
    7.250%, 03/02/11....................      60,000       61,097
  Residential Funding Mortgage 1995 A4
    8.000%, 04/25/10....................     272,944      284,970
                                                      -----------
                                                          761,618
                                                      -----------
TOTAL CMO'S AND ASSET-BACKED SECURITIES
  (Cost: $749,104)..................................
                                                          761,618
                                                      -----------
                                          PRINCIPAL
                                            AMOUNT       VALUE
-----------------------------------------------------------------

PREFERRED STOCK -- 0.1%
-----------------------------------------------------------------
TELECOMMUNICATIONS
  Broadwing Communications Ser B
    12.500%, 08/15/09
    (Cost: $89,775).....................  $   90,000  $    79,200
                                                      -----------
-----------------------------------------------------------------
TIME DEPOSIT -- 6.8%
-----------------------------------------------------------------
  Bank One Grand Cayman
    2.660%, 10/01/01
    (Cost: $3,702,497)..................  $3,702,497    3,702,497
                                                      -----------

TOTAL INVESTMENTS -- 110.5%
  (Cost: $59,974,807).............................    60,129,157
LIABILITIES IN EXCESS OF OTHER ASSETS --
  (10.5%).........................................    (5,736,030)
                                                     -----------
NET ASSETS -- 100.0%..............................   $54,393,127
                                                     -----------
                                                     -----------
---------------

  #  Illiquid Security

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

HIGH YIELD BOND FUND RETIREMENT SHARES
------------------------------------------------------------------------

  MANAGEMENT TEAM: DOUGLAS G. FORSYTH, CFA, Lead Portfolio Manager; WILLIAM STICKNEY, Portfolio Manager; MICHAEL E. YEE, Portfolio Manager; JUSTIN KASS, Investment Analyst; ELIZABETH LEMESEVSKI, Investment Analyst

  CHIEF INVESTMENT OFFICER: CATHERINE SOMHEGYI NICHOLAS

  GOAL: The High Yield Bond Fund seeks to deliver total return via high current income and long-term capital appreciation from a diversified portfolio consisting primarily of lower-rated US corporate fixed income securities.

  MARKET OVERVIEW: While market liquidity improved during the six months ended September 30, 2001, high yield bond prices were unable to escape the negative effects of:

  - Sluggish global GDP growth and the ensuing deterioration in corporate operating results

  - Investors' increased aversion to risk amid economic uncertainty, a sharp downturn in wire line telecommunications bond prices, and weak equity markets

  Events of September 11 exacerbated already difficult conditions. To encourage investors and stimulate growth, the Federal Reserve cut interest rates by 50 basis points on September 17 and injected massive liquidity into the financial system. During the first nine months of 2001, the Fed lowered interest rates a total of 3.5% on eight separate occasions. At the end of the period, the yield curve was at its steepest slope since 1960.

  Despite trading lower, high yield bonds did well versus equities. The Salomon Smith Barney High Yield Index lost 6.7% this period versus the S&P 500 Stock Index and tech-laden Nasdaq Composite, which dropped 9.7% and 18.4%, respectively.

  PERFORMANCE: During the six months ended September 30, 2001, the Fund lost 7.4% versus the Salomon Smith Barney High Yield Index, down 6.7% and the Lipper High Yield Bond Average, off 9.1%. During the three years ended September 30, 2001, the Fund rose 2.3% on a cumulative basis versus the Salomon Smith Barney High Yield Index and the Lipper High Yield Bond Average, down 1.7% and 8.4%, respectively.

  PORTFOLIO SPECIFICS: As a result of our bottom-up credit analysis, throughout the period the Fund's holdings reflected diminishing expectations for GDP and profit growth. Even prior to the terrorist attacks, the Fund did not have significant exposure to travel, hotel and leisure/gaming firms due to the lack of earnings visibility in these industries. Alternatively, the Fund did own bonds issued by healthcare, defense and food companies -- areas with strong fundamentals. This favorably impacted performance, both before and after September 11.

  Top-performing holdings this period included Triad Hospitals; Alliant Techsystems, a defense and aerospace firm; and Fleming Companies, a grocery wholesaler and retailer. In contrast, media names such as American Lawyer, and telecommunications holdings, such as NTL, hurt performance.

  MARKET OUTLOOK: Several factors set the stage for high yield bond prices to appreciate in the future. Congress is likely to pass a large economic stimulus package. Accommodative US and international monetary policy should keep the high yield market on track for a modestly lower default rate next year. Yield spreads are at historically wide levels versus Treasury securities. High yield bond mutual funds appear to have plenty of cash in reserve waiting to be invested.

  While we closely track market conditions, individual company analysis will ultimately drive the Fund's performance. As a result, we remain focused on identifying credit-worthy issuers poised to exceed operating expectations.

--------------------------------------------------------------------------------

HIGH YIELD BOND FUND RETIREMENT SHARES -- UNAUDITED
------------------------------------------------------------------------
COMPARISON OF CHANGE IN VALUE OF A $250,000 INVESTMENT IN HIGH YIELD BOND FUND RETIREMENT SHARES WITH THE SALOMON SMITH BARNEY HIGH YIELD INDEX.

                                                        ANNUALIZED TOTAL RETURNS
                                                              As of 9/30/01                       SINCE
                           1 YEAR                                5 YEARS                        INCEPTION
                           -7.94%                                 6.40%                           7.45%

[CHART]

             HIGH YIELD BOND FUND         SALOMON SMITH BARNEY
         RETIREMENT SHARES = $356,130  HIGH YIELD INDEX = $299,016
7/31/96                      $250,000                     $250,000
8/96                         $256,780                     $252,588
9/96                         $265,702                     $258,511
10/96                        $268,927                     $261,475
11/96                        $273,926                     $266,483
12/96                        $278,314                     $268,592
1/97                         $283,685                     $270,620
2/97                         $289,776                     $275,226
3/97                         $284,740                     $272,389
4/97                         $285,969                     $274,334
5/97                         $298,355                     $279,884
6/97                         $305,705                     $284,607
7/97                         $315,198                     $291,126
8/97                         $318,279                     $291,858
9/97                         $331,438                     $296,966
10/97                        $332,537                     $299,352
11/97                        $336,209                     $300,873
12/97                        $337,882                     $304,022
1/98                         $349,162                     $310,902
2/98                         $353,474                     $313,005
3/98                         $357,326                     $316,384
4/98                         $360,503                     $318,103
5/98                         $361,564                     $318,951
6/98                         $363,444                     $319,664
7/98                         $366,798                     $322,220
8/98                         $346,504                     $300,620
9/98                         $338,199                     $304,327
10/98                        $329,809                     $300,141
11/98                        $349,778                     $315,208
12/98                        $353,159                     $314,980
1/99                         $361,234                     $319,699
2/99                         $360,705                     $317,012
3/99                         $363,377                     $319,693
4/99                         $374,002                     $326,388
5/99                         $369,987                     $321,260
6/99                         $372,230                     $320,539
7/99                         $374,483                     $321,235
8/99                         $371,599                     $317,412
9/99                         $371,449                     $315,015
10/99                        $372,224                     $312,864
11/99                        $380,164                     $317,766
12/99                        $386,897                     $320,438
1/00                         $387,057                     $317,789
2/00                         $390,727                     $318,545
3/00                         $386,070                     $312,065
4/00                         $389,146                     $313,305
5/00                         $385,409                     $308,947
6/00                         $395,091                     $315,884
7/00                         $397,567                     $319,314
8/00                         $400,351                     $321,692
9/00                         $393,662                     $318,242
10/00                        $383,500                     $308,821
11/00                        $366,636                     $296,193
12/00                        $376,197                     $302,248
1/01                         $398,589                     $322,610
2/01                         $403,316                     $326,449
3/01                         $391,404                     $320,508
4/01                         $387,533                     $315,796
5/01                         $389,084                     $320,849
6/01                         $379,290                     $312,026
7/01                         $383,277                     $317,892
8/01                         $385,986                     $322,215
9/30/01                      $356,130                     $299,016

The graph above shows the value of a hypothetical $250,000 investment in the Fund compared with the Salomon Smith Barney High Yield Index ("SSBHY") for the periods indicated. The Fund's Class R shares were first available on July 24, 2000. Performance prior to the introduction of Class R shares reflects the historical performance of the Fund's Class I Shares. Class I and R shares have no sales charge or distribution fee, but Class R shares have a shareholder service fee of .25%. Historical performance returns of the Class I shares do not reflect the shareholder servicing fee applicable to Class R shares which would have made returns slightly lower. The Fund calculates its performance based upon the historical performance of its corresponding series of Nicholas-Applegate Mutual Funds (renamed Pilgrim Mutual Funds), adjusted to reflect all fees and expenses applicable to the Fund's Class I shares. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Absent expense limitations, total returns would have been slightly lower. Past performance cannot guarantee future results.

The SSBHY Index captures the performance of below investment-grade debt securities issued by corporations domiciled in the US and Canada. The Index includes cash-pay and deferred-interest securities. The unmanaged index differs from the Fund in composition, does not pay management fees or expenses and includes reinvested income and dividends. One cannot invest directly in an index.

Bond prices, and thus the Fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions. You may have a gain or loss when you sell your shares.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 2001 -- UNAUDITED
------------------------------------------------------------------------

HIGH YIELD BOND FUND

                                          PRINCIPAL
                                            AMOUNT       VALUE
-----------------------------------------------------------------
CORPORATE BONDS -- 85.8%
-----------------------------------------------------------------
AEROSPACE/DEFENSE -- 0.8%
  Alliant Techsystems, Inc. 144A
    8.500%, 05/15/11....................  $  375,000  $   384,375
                                                      -----------
APPAREL -- 0.6%
  Phillips Van-Heusen 144A
    9.500%, 05/01/08....................     310,000      310,000
                                                      -----------
APPLIANCES -- 1.3%
  Salton, Inc.
    10.750%, 12/15/05...................     810,000      648,000
                                                      -----------
BANKING -- 2.1%
  Sovereign Bancorp., Inc.
    8.125%, 03/15/04....................   1,000,000    1,051,115
                                                      -----------
BEVERAGES-ALCOHOLIC -- 0.7%
  Constellation Brands, Inc.
    8.750%, 12/15/03....................     330,000      331,238
                                                      -----------
BROADCASTING -- 6.1%
  CD Radio, Inc. 144A
    14.500%, 05/15/09...................     850,000      335,750
  Charter Communications Holdings LLC
    10.250%, 01/15/10...................     590,000      566,400
  Cumulus Media, Inc.
    10.375%, 07/01/08...................     100,000       94,500
  Echostar DBS Corp. 144A
    9.375%, 02/01/09....................     900,000      879,750
  Salem Communications Holding Corp.144A
    9.000%, 07/01/11....................     945,000      970,987
  United International Holdings, Inc.
    Cl. A 144A
    0.000% (until 02/15/02, thereafter
    10.750% to maturity), 02/15/08......     960,000      230,400
                                                      -----------
                                                        3,077,787
                                                      -----------
BUILDING & CONSTRUCTION -- 4.5%
  Encompass Services Corp. 144A
    10.500%, 05/01/09...................     435,000      295,800
  Integrated Electrical Services 144A
    Ser. C
    9.375%, 02/01/09....................     810,000      712,800
  Ryland Group, Inc.
    9.750%, 09/01/10....................     770,000      770,000
  Standard-Pacific Corp.
    9.500%, 09/15/10....................     530,000      514,100
                                                      -----------
                                                        2,292,700
                                                      -----------
BUSINESS SERVICES -- 1.2%
  Iron Mountain, Inc. 144A
    8.750%, 09/30/09....................     225,000      231,750
  Iron Mountain, Inc.
    8.625%, 04/01/13....................     380,000      383,800
                                                      -----------
                                                          615,550
                                                      -----------
CASINO -- 3.8%
  Anchor Gaming
    9.875%, 10/15/08....................     765,000      780,300
                                          PRINCIPAL
                                            AMOUNT       VALUE
-----------------------------------------------------------------
  Argosy Gaming Co.
    10.750%, 06/01/09...................  $  750,000  $   798,750
  Aztar Corp. 144A
    9.000%, 08/15/11....................     345,000      332,925
                                                      -----------
                                                        1,911,975
                                                      -----------
COSMETICS & TOILETRIES -- 0.4%
  Elizabeth Arden, Inc. 144A
    11.750%, 02/01/11...................     194,000      182,360
                                                      -----------
DIVERSIFIED FINANCIAL SERVICES -- 3.6%
  ACME Intermediate Holdings Cl. B
    0.000% (until 09/30/02, thereafter
    12.000% to maturity), 09/30/05......     650,000      422,500
  AmeriCredit Corp. 144A
    9.875%, 04/15/06....................     855,000      752,400
  Metris Co., Inc. 144A
    10.125%, 07/15/06...................     730,000      620,500
                                                      -----------
                                                        1,795,400
                                                      -----------
DIVERSIFIED OPERATIONS -- 1.0%
  Golden State Holdings 144A
    7.125%, 08/01/05....................     520,000      529,384
                                                      -----------
DRUGS/PHARMACEUTICALS -- 5.6%
  Advance PCS 144A
    8.500%, 04/01/08....................     750,000      765,000
  AmerisourceBergen Co. 144A
    8.125%, 09/01/08....................     490,000      505,925
  Rite Aid 144A
    11.250%, 07/01/08...................      70,000       70,700
  Rite Aid Corp.
    7.125%, 01/15/07....................     845,000      692,900
  Warner Chillcott, Inc. 144A Ser. B
    12.625%, 02/15/08...................     725,000      768,500
                                                      -----------
                                                        2,803,025
                                                      -----------
E-COMMERCE/PRODUCTS -- 0.9%
  Amazon.com, Inc. 144A
    0.000% (until 05/01/03, thereafter
    10.000% to maturity), 05/01/08......     705,000      458,250
                                                      -----------
ELECTRIC -- 2.7%
  AES Corp.
    9.500%, 06/01/09....................     465,000      406,875
  Calpine Corp.
    8.625%, 08/15/10....................     980,000      958,145
                                                      -----------
                                                        1,365,020
                                                      -----------
ELECTRONIC COMPONENTS/SEMICONDUCTORS -- 0.7%
  Hadco Corp. 144A
    9.500%, 06/12/08#...................     350,000      346,500
                                                      -----------
ENTERTAINMENT -- 1.3%
  Ascent Entertainment Group, Inc.
    0.000% (until 12/15/02, thereafter
    11.875% to maturity), 12/15/04#.....     755,000      679,500
                                                      -----------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                          PRINCIPAL
                                            AMOUNT       VALUE
-----------------------------------------------------------------
FUNERAL SERVICES -- 1.8%
  Stewart Enterprises, Inc. 144A
    10.750%, 07/01/08...................  $  425,000  $   450,500
  Stewart Enterprises, Inc. Cl. A
    6.400%, 05/01/03....................     447,000      446,138
                                                      -----------
                                                          896,638
                                                      -----------
MEDICAL -- HOSPITALS -- 4.3%
  HCA, Inc.
    6.910%, 06/15/05....................     720,000      725,114
  Select Medical Corp. 144A
    9.500%, 06/15/09....................     848,000      835,280
  Triad Hospitals Holdings, Inc. 144A
    Ser. B
    11.000%, 05/15/09...................     575,000      619,563
                                                      -----------
                                                        2,179,957
                                                      -----------
MEDICAL -- NURSING HOMES -- 1.4%
  Beverly Enterprises, Inc.
    9.000%, 02/15/06....................     720,000      729,000
                                                      -----------
METALS -- 1.9%
  Kaiser Aluminum Corp.
    9.875%, 02/15/02....................   1,000,000      975,000
                                                      -----------
PUBLISHING -- 0.9%
  American Lawyer Media, Inc.
    9.750%, 12/15/07....................     660,000      475,200
                                                      -----------
RACETRACKS -- 1.5%
  Penn National Gaming, Inc.
    11.125%, 03/01/08...................     740,000      745,550
                                                      -----------
RECREATIONAL CENTERS -- 1.7%
  Bally Total Fitness Holdings Corp.
    Ser. D
    9.875%, 10/15/07....................     885,000      876,150
                                                      -----------
RENTAL AUTO/EQUIPMENT -- 2.2%
  Rent-A-Center, Inc.
    11.000%, 08/15/08...................     200,000      194,000
  United Rentals, Inc. 144A Ser. B
    9.000%, 04/01/09....................     210,000      182,700
  United Rentals, Inc. 144A Ser. B
    9.500%, 06/01/08....................     840,000      730,800
                                                      -----------
                                                        1,107,500
                                                      -----------
RESORTS/THEME PARKS -- 2.8%
  Extended Stay America, Inc. 144A
    9.875%, 06/15/11....................     860,000      761,100
  Premier Parks, Inc.
    9.750%, 06/15/07....................     700,000      661,500
                                                      -----------
                                                        1,422,600
                                                      -----------
RETAIL -- ARTS & CRAFTS -- 1.7%
  Michaels Stores, Inc. 144A
    9.250%, 07/01/09....................     860,000      860,000
                                                      -----------
RETAIL -- AUTO PARTS -- 1.6%
  Advance Stores Co., Inc.
    10.250%, 04/15/08...................  $  875,000  $   822,500
                                                      -----------
                                          PRINCIPAL
                                            AMOUNT       VALUE
-----------------------------------------------------------------
RETAIL -- DEPARTMENT STORES -- 2.0%
  J.C. Penny Co., Inc.
    7.375%, 08/15/08....................     250,000      230,862
  J.C. Penny Co., Inc.
    7.600%, 04/01/07....................     845,000      767,801
                                                      -----------
                                                          998,663
                                                      -----------
RETAIL -- DISCOUNT -- 1.7%
  Tuesday Morning Corp. 144A
    11.000%, 12/15/07...................     914,000      836,310
                                                      -----------
RETAIL -- FOOD -- 2.0%
  Fleming Cos., Inc. 144A
    10.500%, 12/01/04...................     715,000      715,000
  Fleming Cos., Inc. 144A
    10.625%, 07/31/07...................     290,000      287,100
                                                      -----------
                                                        1,002,100
                                                      -----------
RETAIL -- OFFICE SUPPLIES -- 0.4%
  Office Depot, Inc. 144A
    10.000%, 07/15/08...................     195,000      196,950
                                                      -----------
RETAIL -- RESTAURANT -- 3.8%
  Foodmaker, Inc. 144A
    8.375%, 04/15/08....................   1,170,000    1,158,300
  Tricon Global Restaurants, Inc.
    8.875%, 04/15/11....................     750,000      765,000
                                                      -----------
                                                        1,923,300
                                                      -----------
RETAIL -- VIDEO RENTAL -- 1.1%
  Hollywood Entertainment Corp. 144A
    10.625%, 08/15/04...................     675,000      577,125
                                                      -----------
TELECOMMUNICATIONS -- 12.8%
  Century Comm Corp. Cl. A
    9.750%, 02/15/02....................     670,000      651,575
  Crown Castle International Corp.
    10.750%, 08/01/11...................   1,090,000    1,000,075
  CSC Holdings, Inc. 144A
    7.625%, 04/01/11....................     250,000      247,330
  FrontierVision Operating Partners, L.P
    11.000%, 10/15/06...................     705,000      712,050
  Global Crossing Holding, Ltd. 144A
    8.700%, 08/01/07....................     500,000      210,000
  International Cabletel Inc., Ser. A
    144A
    12.750%, 04/15/05...................     575,000      316,250
  LodgeNet Entertainment Corp. 144A
    10.250%, 12/15/06...................     740,000      725,200
  Nextel Communications, Inc. 144A
    0.000% (until 10/31/02, thereafter
    9.750% to maturity), 10/31/07.......     960,000      556,800
  Nextel Communications, Inc. 144A
    9.375%,11/15/09.....................   1,035,000      641,700
  NTL Communications Corp. 144A
    11.875%, 10/01/10...................     745,000      374,363

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HIGH YIELD BOND FUND

                                          PRINCIPAL
                                            AMOUNT       VALUE
-----------------------------------------------------------------
TELECOMMUNICATIONS (CONTINUED)
  Pac West Telecomm, Inc. 144A
    13.500%, 02/01/09...................  $  300,000  $   114,000
  Spectrasite Holdings, Inc.
    0.000% (until 04/15/04, thereafter
    11.250% to maturity), 04/15/09......     735,000      213,150
  Spectrasite Holdings, Inc. 144A
    10.750%, 03/15/10...................     120,000       80,400
  Triton PCS, Inc. 144A
    9.375%, 02/01/11....................     605,000      591,388
                                                      -----------
                                                        6,434,281
                                                      -----------
TELEPHONE -- 1.2%
  Time Warner Telecom, Inc. 144A
    10.125%, 02/01/11...................     910,000      591,500
                                                      -----------
WASTE DISPOSAL -- 1.7%
  Allied Waste 144A Ser. B
    10.000%, 08/01/09...................     235,000      235,000
  Stericycle, Inc.
    12.375%, 11/15/09...................     575,000      621,000
                                                      -----------
                                                          856,000
                                                      -----------
TOTAL CORPORATE BONDS
  (Cost: $47,605,643)...............................   43,288,503
                                                      -----------
-----------------------------------------------------------------
FOREIGN CORPORATE BONDS -- 8.3%
-----------------------------------------------------------------
DIVERSIFIED MINERALS -- 0.0%
  Bulong Operations 144A
    12.500%, 12/15/08#..................     180,000       24,300
                                                      -----------
ELECTRONIC COMPONENTS/SEMICONDUCTORS -- 3.7%
  Celestica International, Inc. 144A
    10.500%, 12/31/06...................   1,000,000    1,040,000
  Flextronics International, Ltd. 144A
    9.875%, 07/01/10....................     850,000      837,250
                                                      -----------
                                                        1,877,250
                                                      -----------
                                          PRINCIPAL
                                            AMOUNT       VALUE
-----------------------------------------------------------------
ENTERTAINMENT -- 1.6%
  Alliance Atlantis
    Communications, Inc. 144A
    13.000%, 12/15/09...................  $  800,000  $   808,000
                                                      -----------
PUBLISHING -- 1.2%
  Canwest Media, Inc. 144A
    10.625%, 05/15/11...................     605,000      595,925
                                                      -----------
RESORTS/THEME PARKS -- 1.3%
  Intrawest Corp. 144A
    10.500%, 02/01/10...................     695,000      632,450
                                                      -----------
TELECOMMUNICATIONS SERVICES -- 0.5%
  Energis PLC 144A
    9.750%, 06/15/09....................     430,000      249,400
                                                      -----------
TOTAL FOREIGN CORPORATE BONDS
  (Cost: $4,659,025)................................    4,187,325
                                                      -----------
-----------------------------------------------------------------
TIME DEPOSIT -- 4.4%
-----------------------------------------------------------------
  Bank One Grand Cayman
    2.660%, 10/01/01
    (Cost: $2,202,049)..................  $2,202,049    2,202,049
                                                      -----------

TOTAL INVESTMENTS -- 98.5%
  (Cost: $54,466,717).............................    49,677,877
OTHER ASSETS IN EXCESS OF LIABILITIES -- 1.5%.....       773,163
                                                     -----------
NET ASSETS -- 100.0%..............................   $50,451,040
                                                     -----------
                                                     -----------
---------------

  #  Illiquid Security

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

                      (This page intentionally left blank)

--------------------------------------------------------------------------------

Nicholas-Applegate Institutional Funds
Financial Highlights

For a share outstanding during the period indicated

                                                                           DISTRIBUTIONS FROM:
                                                                        -------------------------
                           NET ASSET        NET          NET REALIZED      NET           NET       NET ASSET
                            VALUE,       INVESTMENT     AND UNREALIZED  INVESTMENT    REALIZED      VALUE,
                           BEGINNING  INCOME (LOSS)(3)   GAINS (LOSS)     INCOME    CAPITAL GAINS   ENDING
------------------------------------------------------------------------------------------------------------
                                         INTERNATIONAL EQUITY FUNDS
INTERNATIONAL CORE GROWTH
  For the period ended
    09/30/01(1)             $19.13         $ 0.05          $ (2.84)       $   --       $   --       $16.34
  For the year ended
    3/31/01                  31.84          (0.03)          (11.26)           --        (1.42)       19.13
  6/1/99 (commenced) to
    3/31/00                  20.01          (0.20)           12.03            --           --        31.84
EMERGING COUNTRIES
  For the period ended
    09/30/01(1)             $11.13         $ 0.02          $ (2.55)       $   --       $   --       $ 8.60
  For the year ended
    3/31/01                  23.67          (0.07)          (10.84)           --        (1.63)       11.13
  6/1/99 (commenced) to
    3/31/00                  15.26          (0.17)            8.58            --           --        23.67

                                             U.S. EQUITY FUNDS
LARGE CAP GROWTH
  For the period ended
    09/30/01(1)             $22.52         $(0.08)         $ (6.29)       $   --       $   --       $16.15
  For the year ended
    3/31/01                  49.77          (0.32)          (25.90)           --        (1.03)       22.52
  6/1/99 (commenced) to
    3/31/00                  28.61          (0.21)           21.37            --           --        49.77
MID CAP GROWTH
  For the period ended
    09/30/01(1)             $13.57         $(0.06)         $ (3.98)       $   --       $   --       $ 9.53
  For the year ended
    3/31/01                  41.51          (0.18)          (20.03)           --        (7.73)       13.57
  6/1/99 (commenced) to
    3/31/00                  18.94          (0.09)           22.66            --           --        41.51
SMALL CAP GROWTH
  For the period ended
    09/30/01(1)             $ 9.55         $(0.01)         $ (1.62)       $   --       $   --       $ 7.92
  For the year ended
    3/31/01                  27.05          (0.06)          (12.36)           --        (5.08)        9.55
  6/1/99 (commenced) to
    3/31/00                  13.86          (0.15)           13.69            --        (0.35)       27.05
VALUE
  For the period ended
    09/30/01(1)             $23.39         $ 0.08          $ (1.46)       $   --       $   --       $22.01
  For the year ended
    3/31/01                  21.74           0.18             1.63         (0.16)          --        23.39
  6/1/99 (commenced) to
    3/31/00                  22.33           0.12            (0.71)           --           --        21.74

                                          U.S. FIXED INCOME FUNDS
HIGH QUALITY BOND
  For the period ended
    09/30/01(1)             $12.75         $ 0.39          $ (0.12)       $(0.37)      $   --       $12.65
  For the year ended
    3/31/01                  12.12           0.81             0.57         (0.75)          --        12.75
  6/1/99 (commenced) to
    3/31/00                  12.66           0.65            (0.51)        (0.68)          --        12.12
HIGH YIELD BOND
  For the period ended
    09/30/01(1)(2)          $10.83         $ 0.38          $ (1.16)       $(0.49)      $   --       $ 9.56
  8/15/00 (commenced) to
    3/31/01                  11.85           0.81            (1.02)        (0.81)          --        10.83

----------------------------------

(1)  Unaudited.
(2) As required, effective April 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for the Investment Companies and began amortizing premium on debt securities. The effect of this change for the High Yield Bond Fund for the six months ended September 30, 2001 was to decrease net investment income per share by $0.01, increase net realized and unrealized gains and losses per share by $0.01, and decrease the ratio of net investment income to average net assets to 8.33% from 8.46%, respectively. Per share, ratios and supplemental data for the periods prior to April 1, 2001 have not been restated to reflect this change in presentation.
(3) Net investment income per share is calculated by dividing net investment income for the period by the average shares outstanding during the period.
(4)  Total returns are not annualized for periods less than one year.
(5) Ratios are annualized for periods of less than one year. Expense reimbursements reflect voluntary reductions to total expenses, as discussed in the notes to financial statements. Such amounts would decrease net investment income (loss) ratios had such reductions not occurred.
(6) This calculation includes expenses not part of the expense reimbursement calculation.
(7)  Actual amount.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

                                                 RATIOS TO AVERAGE NET ASSETS(5)
                                      ------------------------------------------------------
                                                                   EXPENSE                     FUND'S
                                           NET                 (REIMBURSEMENTS)               PORTFOLIO  NET ASSETS
                             TOTAL     INVESTMENT     TOTAL    ----------------      NET      TURNOVER     ENDING
                           RETURN(4)  INCOME (LOSS)  EXPENSES     RECOUPMENT     EXPENSES(6)    RATE     (IN 000'S)
-------------------------------------------------------------------------------------------------------------------
                                            INTERNATIONAL EQUITY FUNDS
INTERNATIONAL CORE GROWTH
  For the period ended
    09/30/01(1)             (14.58%)        0.61%      1.61%           0.02%         1.63%       106%     $ 9,802
  For the year ended
    3/31/01                 (36.17%)       (0.13%)     1.58%           0.08%         1.66%       234%      11,216
  6/1/99 (commenced) to
    3/31/00                  59.14%        (0.82%)     1.61%           0.04%         1.65%       158%      15,571
EMERGING COUNTRIES
  For the period ended
    09/30/01(1)             (22.73%)        0.32%      2.10%          (0.19%)        1.91%        91%     $    90(7)
  For the year ended
    3/31/01                 (47.01%)       (0.40%)     1.81%           0.10%         1.91%       244%         117(7)
  6/1/99 (commenced) to
    3/31/00                  55.11%        (1.26%)     1.99%          (0.05%)        1.94%       178%           1(7)

                                                 U.S. EQUITY FUNDS
LARGE CAP GROWTH
  For the period ended
    09/30/01(1)             (28.29%)       (0.71%)     1.37%          (0.11%)        1.26%       107%     $31,844
  For the year ended
    3/31/01                 (53.35%)       (0.80%)     1.32%          (0.07%)        1.25%       160%      41,730
  6/1/99 (commenced) to
    3/31/00                  73.98%        (0.69%)     1.42%          (0.15%)        1.27%       154%      83,785
MID CAP GROWTH
  For the period ended
    09/30/01(1)             (29.77%)       (0.84%)     1.40%          (0.14%)        1.26%        80%     $    52
  For the year ended
    3/31/01                 (54.03%)       (0.86%)     1.34%          (0.09%)        1.25%       186%          68
  6/1/99 (commenced) to
    3/31/00                 119.11%        (0.73%)     1.23%          (0.21%)        1.02%       115%          14
SMALL CAP GROWTH
  For the period ended
    09/30/01(1)             (17.07%)       (0.27%)     1.63%          (0.18%)        1.45%        76%     $ 3,217
  For the year ended
    3/31/01                 (49.67%)       (0.32%)     1.55%          (0.12%)        1.43%       120%       3,577
  6/1/99 (commenced) to
    3/31/00                  98.68%        (0.91%)     1.62%          (0.20%)        1.42%        88%       5,861
VALUE
  For the period ended
    09/30/01(1)              (5.90%)        0.67%      1.42%          (0.15%)        1.27%        56%     $ 9,851
  For the year ended
    3/31/01                   8.31%         0.78%      1.47%          (0.20%)        1.27%       120%       9,838
  6/1/99 (commenced) to
    3/31/00                  (2.21%)        0.70%      1.52%          (0.26%)        1.26%       140%       7,700

                                              U.S. FIXED INCOME FUNDS
HIGH QUALITY BOND
  For the period ended
    09/30/01(1)               2.18%         6.13%      1.26%          (0.55%)        0.71%       287%     $ 7,353
  For the year ended
    3/31/01                  11.78%         6.58%      1.45%          (0.73%)        0.72%       992%       5,043
  6/1/99 (commenced) to
    3/31/00                   1.20%         6.47%      1.39%          (0.69%)        0.70%       162%       2,810
HIGH YIELD BOND
  For the period ended
    09/30/01(1)(2)           (7.41%)        8.33%      1.32%          (0.32%)        1.00%        67%     $   143(7)
  8/15/00 (commenced) to
    3/31/01                   0.58%        11.29%      1.49%          (0.46%)        1.03%       132%         157(7)

----------------------------------

(1)  Unaudited.
(2) As required, effective April 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for the Investment Companies and began amortizing premium on debt securities. The effect of this change for the High Yield Bond Fund for the six months ended September 30, 2001 was to decrease net investment income per share by $0.01, increase net realized and unrealized gains and losses per share by $0.01, and decrease the ratio of net investment income to average net assets to 8.33% from 8.46%, respectively. Per share, ratios and supplemental data for the periods prior to April 1, 2001 have not been restated to reflect this change in presentation.
(3) Net investment income per share is calculated by dividing net investment income for the period by the average shares outstanding during the period.
(4)  Total returns are not annualized for periods less than one year.
(5) Ratios are annualized for periods of less than one year. Expense reimbursements reflect voluntary reductions to total expenses, as discussed in the notes to financial statements. Such amounts would decrease net investment income (loss) ratios had such reductions not occurred.
(6) This calculation includes expenses not part of the expense reimbursement calculation.
(7)  Actual amount.

--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2001 (UNAUDITED)

                           INTERNATIONAL    EMERGING       LARGE CAP
                            CORE GROWTH     COUNTRIES       GROWTH
ASSETS
Investments, at value*     $209,414,435   $ 77,954,278   $ 79,392,079
Foreign currencies, at
  value**                            --        852,675             --
Cash                                 --             --        467,498
Cash collateral received
  for securities loaned       5,737,942      2,585,500      5,401,600
Receivables:
  Investment securities
    sold                     15,680,357      5,548,891      2,077,402
  Capital shares sold             1,979        351,230         18,057
  Dividends                     551,865        368,057         17,153
  Interest                           --              6             --
  From investment advisor            --             --             --
Unrealized gain on
  forward currency
  contracts                     209,231             --             --
Other assets                     52,516        199,349         35,822
                           ------------   ------------   ------------
    Total Assets            231,648,325     87,859,986     87,409,611
                           ------------   ------------   ------------
LIABILITIES
Payables:
  Bank overdraft           $    130,579   $  2,118,982   $         --
  Investments purchased      16,690,393      2,262,970      2,482,644
  Capital shares redeemed        26,030        338,681          6,135
  Collateral on
    securities loaned         5,737,942      2,585,500      5,401,600
  Dividends                          --             --             --
  To investment advisor         162,891         62,565         37,279
Unrealized loss on
  forward currency
  contracts                          --             --             --
Other liabilities               217,204        234,789         91,774
                           ------------   ------------   ------------
    Total Liabilities        22,965,039      7,603,487      8,019,432
                           ------------   ------------   ------------
NET ASSETS                 $208,683,286   $ 80,256,499   $ 79,390,179
                           ------------   ------------   ------------
                           ------------   ------------   ------------

   * Investments, at cost  $223,040,557   $ 93,409,641   $ 94,597,541
                           ------------   ------------   ------------
                           ------------   ------------   ------------
  ** Foreign currencies,
    at cost                $    (65,972)  $    846,970   $         --
                           ------------   ------------   ------------
                           ------------   ------------   ------------
NET ASSETS CONSIST OF:
Paid-in capital            $303,847,177   $193,105,484   $172,532,376
Undistributed net
  investment income
  (loss)                        350,824       (900,017)      (292,543)
Accumulated net realized
  gain (loss) on
  investments and foreign
  currencies                (82,092,247)   (96,489,511)   (77,644,192)
Net unrealized
  appreciation
  (depreciation) of
  investments and of
  other assets
  and liabilities
  denominated in foreign
  currencies                (13,422,468)   (15,459,457)   (15,205,462)
                           ------------   ------------   ------------
Net assets applicable to
  all shares outstanding   $208,683,286   $ 80,256,499   $ 79,390,179
                           ------------   ------------   ------------
                           ------------   ------------   ------------
Net Assets of Retirement
  Shares                   $  9,802,219   $         90   $ 31,843,831
Net Assets of
  Institutional Shares      198,881,067     80,256,409     47,546,348
                           ------------   ------------   ------------
                           ------------   ------------   ------------
Retirement Shares
  outstanding                   599,807             10      1,971,457
Institutional Shares
  outstanding                12,108,791      9,274,024      2,927,766
                           ------------   ------------   ------------
                           ------------   ------------   ------------
Net Asset Value --
  Retirement Share         $      16.34   $       8.60   $      16.15
Net Asset Value --
  Institutional Share      $      16.42   $       8.65   $      16.24
                           ------------   ------------   ------------
                           ------------   ------------   ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

                              MID CAP       SMALL CAP                  HIGH QUALITY   HIGH YIELD
                              GROWTH         GROWTH         VALUE          BOND          BOND
ASSETS
Investments, at value*     $ 79,582,980   $131,101,424   $56,103,339   $60,129,157   $49,677,877
Foreign currencies, at
  value**                            --             --            --            --            --
Cash                          1,215,062      1,687,098            --            --            --
Cash collateral received
  for securities loaned           5,500      5,028,200       904,800            --            --
Receivables:
  Investment securities
    sold                      3,919,951      4,874,100            --     8,501,527       642,502
  Capital shares sold               303         63,745         6,358        11,437            --
  Dividends                       6,720         40,607        94,386            --            --
  Interest                           --             --            --       958,748     1,349,143
  From investment advisor            --             --            --         2,959            --
Unrealized gain on
  forward currency
  contracts                          --             --            --            --            --
Other assets                     39,577         43,148        21,134        15,218        12,098
                           ------------   ------------   -----------   -----------   -----------
    Total Assets             84,770,093    142,838,322    57,130,017    69,619,046    51,681,620
                           ------------   ------------   -----------   -----------   -----------
LIABILITIES
Payables:
  Bank overdraft           $         --   $         --   $    27,023   $ 3,329,943   $   359,022
  Investments purchased       4,921,221      4,276,915       827,068    11,520,933       728,796
  Capital shares redeemed         5,056          4,199         6,348       121,814        30,166
  Collateral on
    securities loaned             5,500      5,028,200       904,800            --            --
  Dividends                          --             --            --           969        46,329
  To investment advisor          37,637         84,030        22,960            --        12,172
Unrealized loss on
  forward currency
  contracts                          --             --            --       175,197            --
Other liabilities               126,681        164,455        57,397        77,063        54,095
                           ------------   ------------   -----------   -----------   -----------
    Total Liabilities         5,096,095      9,557,799     1,845,596    15,225,919     1,230,580
                           ------------   ------------   -----------   -----------   -----------
NET ASSETS                 $ 79,673,998   $133,280,523   $55,284,421   $54,393,127   $50,451,040
                           ------------   ------------   -----------   -----------   -----------
                           ------------   ------------   -----------   -----------   -----------

   * Investments, at cost  $ 94,727,822   $156,060,125   $57,280,801   $59,974,807   $54,466,717
                           ------------   ------------   -----------   -----------   -----------
                           ------------   ------------   -----------   -----------   -----------
  ** Foreign currencies,
    at cost                $         --   $         --   $        --   $        (3)  $        --
                           ------------   ------------   -----------   -----------   -----------
                           ------------   ------------   -----------   -----------   -----------
NET ASSETS CONSIST OF:
Paid-in capital            $155,169,392   $212,011,266   $57,832,614   $54,250,206   $60,295,518
Undistributed net
  investment income
  (loss)                       (346,267)       (24,170)      414,273      (132,965)      (25,881)
Accumulated net realized
  gain (loss) on
  investments and foreign
  currencies                (60,004,285)   (53,747,872)   (1,785,004)      430,783    (5,041,691)
Net unrealized
  appreciation
  (depreciation) of
  investments and of
  other assets
  and liabilities
  denominated in foreign
  currencies                (15,144,842)   (24,958,701)   (1,177,462)     (154,897)   (4,776,906)
                           ------------   ------------   -----------   -----------   -----------
Net assets applicable to
  all shares outstanding   $ 79,673,998   $133,280,523   $55,284,421   $54,393,127   $50,451,040
                           ------------   ------------   -----------   -----------   -----------
                           ------------   ------------   -----------   -----------   -----------
Net Assets of Retirement
  Shares                   $     52,567   $  3,217,218   $ 9,851,215   $ 7,353,435   $       143
Net Assets of
  Institutional Shares       79,621,431    130,063,305    45,433,206    47,039,692    50,450,897
                           ------------   ------------   -----------   -----------   -----------
                           ------------   ------------   -----------   -----------   -----------
Retirement Shares
  outstanding                     5,518        406,294       447,531       581,246            15
Institutional Shares
  outstanding                 8,329,170     16,360,899     2,059,659     3,722,919     5,253,103
                           ------------   ------------   -----------   -----------   -----------
                           ------------   ------------   -----------   -----------   -----------
Net Asset Value --
  Retirement Share         $       9.53   $       7.92   $     22.01   $     12.65   $      9.56
Net Asset Value --
  Institutional Share      $       9.56   $       7.95   $     22.06   $     12.64   $      9.60
                           ------------   ------------   -----------   -----------   -----------
                           ------------   ------------   -----------   -----------   -----------

--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS
STATEMENT OF OPERATIONS
FOR THE PERIOD ENDED SEPTEMBER 30, 2001 (UNAUDITED)

                           INTERNATIONAL    EMERGING       LARGE CAP
                            CORE GROWTH     COUNTRIES       GROWTH
INVESTMENT INCOME
Dividends, net of foreign
  taxes*                   $  1,962,738   $  1,144,287   $    144,305
Interest                        329,968         98,909         35,842
Securities lending              313,711        334,038        106,074
                           ------------   ------------   ------------
  Total Income                2,606,417      1,577,234        286,221
                           ------------   ------------   ------------
EXPENSE
Advisory fee                  1,159,835        764,258        392,109
Accounting and
  administration fees            59,597         45,135         37,916
Custodian fees                  106,849        173,512         20,372
Transfer agent fees and
  expenses                       40,815         26,518         26,673
Shareholder servicing
  fees                           14,005             --         53,070
Administrative services         115,983         64,863         52,281
Professional fees                28,249         18,640         11,947
Shareholder reporting            17,092         10,259          7,758
Registration fees                16,124         16,288         13,698
Trustees' fees and
  expenses                        4,764          2,838          2,151
Interest and credit
  facility fee                    2,622          8,166          1,119
Insurance                        25,769         20,194         11,861
Miscellaneous                    13,932         72,656          7,067
                           ------------   ------------   ------------
    Total Expenses            1,605,636      1,223,327        638,022
Expenses
  (reimbursed)/recouped          17,426       (130,600)       (59,258)
                           ------------   ------------   ------------
  Net Expenses                1,623,062      1,092,727        578,764
                           ------------   ------------   ------------
NET INVESTMENT INCOME
  (LOSS)                        983,355        484,507       (292,543)
                           ------------   ------------   ------------
NET REALIZED AND
  UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
Realized gain (loss)
  from:
  Securities                (43,774,061)   (17,362,907)   (34,744,712)
  Foreign currency
    transactions               (948,872)      (235,772)            --
                           ------------   ------------   ------------
    Net realized gain
      (loss)                (44,722,933)   (17,598,679)   (34,744,712)
                           ------------   ------------   ------------
Change in unrealized
  appreciation
  (depreciation) of:
  Investments                 7,803,412     (9,112,041)     3,080,249
  Other assets and
    liabilities
    denominated in
    foreign currencies          223,874          1,212             --
                           ------------   ------------   ------------
      Net unrealized
        appreciation
        (depreciation)        8,027,286     (9,110,829)     3,080,249
                           ------------   ------------   ------------
NET GAIN (LOSS) ON
  INVESTMENTS               (36,695,647)   (26,709,508)   (31,664,463)
                           ------------   ------------   ------------
NET INCREASE (DECREASE)
  IN NET ASSETS RESULTING
  FROM OPERATIONS          $(35,712,292)  $(26,225,001)  $(31,957,006)
                           ------------   ------------   ------------
                           ------------   ------------   ------------
   * Foreign taxes
     withheld.             $    244,972   $     69,141   $         --
                           ------------   ------------   ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

                              MID CAP       SMALL CAP                  HIGH QUALITY   HIGH YIELD
                              GROWTH         GROWTH         VALUE          BOND          BOND
INVESTMENT INCOME
Dividends, net of foreign
  taxes*                   $     49,711   $    165,683   $   578,560   $   13,438    $        --
Interest                        142,318        292,884        31,245    1,649,189      2,792,111
Securities lending               47,521        521,886        20,366           --         20,366
                           ------------   ------------   -----------   ----------    -----------
  Total Income                  239,550        980,453       630,171    1,662,627      2,812,477
                           ------------   ------------   -----------   ----------    -----------
EXPENSE
Advisory fee                    435,334        834,715       243,422      109,805        160,170
Accounting and
  administration fees            42,854         49,168        29,518       29,534         29,541
Custodian fees                   27,223         61,377        19,662       44,676         20,861
Transfer agent fees and
  expenses                       32,294         32,139        16,426       14,278         11,850
Shareholder servicing
  fees                               87          4,839        13,137        7,553             --
Administrative services          58,044         83,472        32,456       24,401         26,696
Professional fees                13,062         17,697         7,333        5,684          6,053
Shareholder reporting             9,093         11,980         4,559        3,070          3,604
Registration fees                14,309         14,247        10,129        8,963         17,857
Trustees' fees and
  expenses                        2,571          3,321         1,151          952            941
Interest and credit
  facility fee                    3,609          1,392         3,419          848            781
Insurance                        18,261         20,801         2,078        1,419          1,522
Miscellaneous                     8,968         15,054         5,970        3,145          7,881
                           ------------   ------------   -----------   ----------    -----------
    Total Expenses              665,709      1,150,202       389,260      254,328        287,757
Expenses
  (reimbursed)/recouped         (79,892)      (145,579)      (46,618)    (133,539)       (85,167)
                           ------------   ------------   -----------   ----------    -----------
  Net Expenses                  585,817      1,004,623       342,642      120,789        202,590
                           ------------   ------------   -----------   ----------    -----------
NET INVESTMENT INCOME
  (LOSS)                       (346,267)       (24,170)      287,529    1,541,838      2,609,887
                           ------------   ------------   -----------   ----------    -----------
NET REALIZED AND
  UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
Realized gain (loss)
  from:
  Securities                (22,130,716)   (22,724,512)   (2,107,904)      62,969     (3,916,797)
  Foreign currency
    transactions                     --             --            --      (26,950)            --
                           ------------   ------------   -----------   ----------    -----------
    Net realized gain
      (loss)                (22,130,716)   (22,724,512)   (2,107,904)      36,019     (3,916,797)
                           ------------   ------------   -----------   ----------    -----------
Change in unrealized
  appreciation
  (depreciation) of:
  Investments               (12,365,828)    (8,307,395)   (1,972,275)    (139,183)    (2,337,027)
  Other assets and
    liabilities
    denominated in
    foreign currencies               --             --            --     (370,973)            --
                           ------------   ------------   -----------   ----------    -----------
      Net unrealized
        appreciation
        (depreciation)      (12,365,828)    (8,307,395)   (1,972,275)    (510,156)    (2,337,027)
                           ------------   ------------   -----------   ----------    -----------
NET GAIN (LOSS) ON
  INVESTMENTS               (34,496,544)   (31,031,907)   (4,080,179)    (474,137)    (6,253,824)
                           ------------   ------------   -----------   ----------    -----------
NET INCREASE (DECREASE)
  IN NET ASSETS RESULTING
  FROM OPERATIONS          $(34,842,811)  $(31,056,077)  $(3,792,650)  $1,067,701    $(3,643,937)
                           ------------   ------------   -----------   ----------    -----------
                           ------------   ------------   -----------   ----------    -----------
   * Foreign taxes
     withheld.             $         --   $        661   $        --   $       --    $        --
                           ------------   ------------   -----------   ----------    -----------

--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS
STATEMENT OF CHANGES IN NET ASSETS
PERIODS ENDED SEPTEMBER 30, 2001 AND MARCH 31, 2001

                               INTERNATIONAL CORE GROWTH             EMERGING COUNTRIES
                           --------------------------------------------------------------------
                            SEPTEMBER 30,                      SEPTEMBER 30,
                                 2001           MARCH 31,           2001           MARCH 31,
                             (UNAUDITED)          2001          (UNAUDITED)          2001
                           ----------------  ---------------  ----------------  ---------------
INCREASE (DECREASE) IN
  NET ASSETS
  FROM INVESTMENT
  OPERATIONS:
  Net investment income
    (loss)                  $    983,355     $     382,769     $    484,507     $    (269,424)
  Net realized gain
    (loss)                   (44,722,933)      (37,512,798)     (17,598,679)      (83,223,087)
  Net unrealized
    appreciation
    (depreciation)             8,027,286       (87,133,736)      (9,110,829)      (72,846,131)
                            ------------     -------------     ------------     -------------
    Net increase
      (decrease) in net
      assets from
      investment
      operations             (35,712,292)     (124,263,765)     (26,225,001)     (156,338,642)
                            ------------     -------------     ------------     -------------
DISTRIBUTIONS TO
  SHAREHOLDERS:
  From net investment
    income
    Retirement Class                  --                --               --                --
    Institutional Class               --                --               --                --
  From net realized gains
    Retirement Class                  --          (752,869)              --               (16)
    Institutional Class               --       (15,150,877)              --       (25,023,559
                            ------------     -------------     ------------     -------------
    Total distributions               --       (15,903,746)              --       (25,023,575)
                            ------------     -------------     ------------     -------------
FROM CAPITAL SHARE
  TRANSACTIONS:
  Proceeds from shares
    sold
    Retirement Class           3,613,362        11,270,449               --                --
    Institutional Class       29,171,369       142,156,768       16,119,696       103,833,938
  Distributions
    reinvested
    Retirement Class                  --           752,866               --                11
    Institutional Class               --        14,272,439               --        19,117,400
  Cost of shares redeemed
    Retirement Class          (3,340,764)       (9,585,972)              --              (376)
    Institutional Class      (11,866,976)     (110,988,555)     (50,176,605)     (101,135,654
                            ------------     -------------     ------------     -------------
    Net increase
      (decrease) in net
      assets from share
      transactions            17,576,991        47,878,895      (34,056,909)       21,815,319
                            ------------     -------------     ------------     -------------
    Net Increase
      (Decrease) in Net
      Assets                 (18,135,301)      (92,288,616)     (60,281,910)     (159,546,898)
NET ASSETS
  Beginning                  226,818,587       319,107,203      140,538,409       300,085,307
                            ------------     -------------     ------------     -------------
  Ending                    $208,683,286     $ 226,818,587     $ 80,256,499     $ 140,538,409
                            ------------     -------------     ------------     -------------
                            ------------     -------------     ------------     -------------
Undistributed net
  investment income
  (loss), ending            $    350,824     $    (632,531)    $   (900,017)    $  (1,384,524)
                            ------------     -------------     ------------     -------------
                            ------------     -------------     ------------     -------------
RETIREMENT CLASS --
  CAPITAL SHARE ACTIVITY
  Shares sold                    185,150           444,114               --                --
  Distributions
    reinvested                        --            32,977               --                 1
  Shares redeemed               (171,520)         (379,931)              --               (19)
                            ------------     -------------     ------------     -------------
                            ------------     -------------     ------------     -------------
  Net Retirement Share
    Activity                      13,630            97,160               --               (18)
                            ------------     -------------     ------------     -------------
                            ------------     -------------     ------------     -------------
INSTITUTIONAL CLASS --
  CAPITAL SHARE ACTIVITY
  Shares sold                  1,499,937         5,159,851        1,485,540         5,711,129
  Distributions
    reinvested                        --           623,251               --         1,481,002
  Shares redeemed               (615,678)       (4,078,696)      (4,763,247)       (7,306,545)
                            ------------     -------------     ------------     -------------
  Net Institutional Share
    Activity                     884,259         1,704,406       (3,277,707)         (114,414)
                            ------------     -------------     ------------     -------------
                            ------------     -------------     ------------     -------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

                                   LARGE CAP GROWTH                   MID CAP GROWTH                    SMALL CAP GROWTH
                           ------------------------------------------------------------------------------------------------------
                            SEPTEMBER 30,                     SEPTEMBER 30,                      SEPTEMBER 30,
                                 2001          MARCH 31,           2001           MARCH 31,           2001           MARCH 31,
                             (UNAUDITED)          2001         (UNAUDITED)          2001          (UNAUDITED)          2001
                           ----------------  --------------  ----------------  ---------------  ----------------  ---------------
INCREASE (DECREASE) IN
  NET ASSETS
  FROM INVESTMENT
  OPERATIONS:
  Net investment income
    (loss)                  $   (292,543)    $   (854,158)    $   (346,267)    $  (1,357,037)    $    (24,170)    $    (177,978)
  Net realized gain
    (loss)                   (34,744,712)     (42,899,481)     (22,130,716)       (8,905,966)     (22,724,512)       (6,015,446)
  Net unrealized
    appreciation
    (depreciation)             3,080,249      (48,818,835)     (12,365,828)     (125,643,229)      (8,307,395)     (136,731,787)
                            ------------     ------------     ------------     -------------     ------------     -------------
    Net increase
      (decrease) in net
      assets from
      investment
      operations             (31,957,006)     (92,572,474)     (34,842,811)     (135,906,232)     (31,056,077)     (142,925,211)
                            ------------     ------------     ------------     -------------     ------------     -------------
DISTRIBUTIONS TO
  SHAREHOLDERS:
  From net investment
    income
    Retirement Class                  --               --               --                --               --                --
    Institutional Class               --               --               --                --               --                --
  From net realized gains
    Retirement Class                  --       (1,881,665)              --            (4,414)              --        (1,261,403)
    Institutional Class               --       (1,761,359)              --       (47,068,553)              --       (56,521,457)
                            ------------     ------------     ------------     -------------     ------------     -------------
    Total distributions               --       (3,643,024)              --       (47,072,967)              --       (57,782,860)
                            ------------     ------------     ------------     -------------     ------------     -------------
FROM CAPITAL SHARE
  TRANSACTIONS:
  Proceeds from shares
    sold
    Retirement Class           6,728,204       15,963,489            7,821            96,328        1,059,353         2,475,041
    Institutional Class       16,468,116       78,838,035       19,074,527        51,243,192       41,518,691        60,119,891
  Distributions
    reinvested
    Retirement Class                  --        1,881,664               --             4,395               --         1,261,386
    Institutional Class               --        1,736,727               --        47,048,348               --        53,894,052
  Cost of shares redeemed
    Retirement Class          (3,895,076)     (10,085,690)          (1,587)           (2,960)        (735,063)       (1,563,937)
    Institutional Class      (10,566,770)     (11,273,172)     (18,584,424)      (53,781,088)     (19,105,381)      (56,296,713)
                            ------------     ------------     ------------     -------------     ------------     -------------
    Net increase
      (decrease) in net
      assets from share
      transactions             8,734,474       77,061,053          496,337        44,608,215       22,737,600        59,889,720
                            ------------     ------------     ------------     -------------     ------------     -------------
    Net Increase
      (Decrease) in Net
      Assets                 (23,222,532)     (19,154,445)     (34,346,474)     (138,370,984)      (8,318,477)     (140,818,351)
NET ASSETS
  Beginning                  102,612,711      121,767,156      114,020,472       252,391,456      141,599,000       282,417,351
                            ------------     ------------     ------------     -------------     ------------     -------------
  Ending                    $ 79,390,179     $102,612,711     $ 79,673,998     $ 114,020,472     $133,280,523     $ 141,599,000
                            ------------     ------------     ------------     -------------     ------------     -------------
                            ------------     ------------     ------------     -------------     ------------     -------------
Undistributed net
  investment income
  (loss), ending            $   (292,543)    $         --     $   (346,267)    $          --     $    (24,170)    $          --
                            ------------     ------------     ------------     -------------     ------------     -------------
                            ------------     ------------     ------------     -------------     ------------     -------------
RETIREMENT CLASS --
  CAPITAL SHARE ACTIVITY
  Shares sold                    301,838          398,128              604             5,652          107,720           149,154
  Distributions
    reinvested                        --           56,236               --               231               --           105,732
  Shares redeemed               (183,792)        (284,235)            (128)           (1,186)         (76,058)          (96,964)
                            ------------     ------------     ------------     -------------     ------------     -------------
                            ------------     ------------     ------------     -------------     ------------     -------------
  Net Retirement Share
    Activity                     118,046          170,129              476             4,697           31,662           157,922
                            ------------     ------------     ------------     -------------     ------------     -------------
                            ------------     ------------     ------------     -------------     ------------     -------------
INSTITUTIONAL CLASS --
  CAPITAL SHARE ACTIVITY
  Shares sold                    732,069        2,184,005        1,336,947         1,980,576        3,905,889         3,775,176
  Distributions
    reinvested                        --           51,735               --         2,468,434               --         4,509,963
  Shares redeemed               (496,528)        (305,310)      (1,385,602)       (2,151,099)      (1,962,079)       (4,099,594)
                            ------------     ------------     ------------     -------------     ------------     -------------
  Net Institutional Share
    Activity                     235,541        1,930,430          (48,655)        2,297,911        1,943,810         4,185,545
                            ------------     ------------     ------------     -------------     ------------     -------------
                            ------------     ------------     ------------     -------------     ------------     -------------

                                        VALUE
                           --------------------------------
                            SEPTEMBER 30,
                                 2001          MARCH 31,
                             (UNAUDITED)          2001
                           ----------------  --------------
INCREASE (DECREASE) IN
  NET ASSETS
  FROM INVESTMENT
  OPERATIONS:
  Net investment income
    (loss)                  $    287,529     $    432,765
  Net realized gain
    (loss)                    (2,107,904)       2,174,568
  Net unrealized
    appreciation
    (depreciation)            (1,972,275)         867,460
                            ------------     ------------
    Net increase
      (decrease) in net
      assets from
      investment
      operations              (3,792,650)       3,474,793
                            ------------     ------------
DISTRIBUTIONS TO
  SHAREHOLDERS:
  From net investment
    income
    Retirement Class                  --          (62,811)
    Institutional Class               --         (313,234)
  From net realized gains
    Retirement Class                  --               --
    Institutional Class               --               --
                            ------------     ------------
    Total distributions               --         (376,045)
                            ------------     ------------
FROM CAPITAL SHARE
  TRANSACTIONS:
  Proceeds from shares
    sold
    Retirement Class           1,721,760        3,196,109
    Institutional Class       24,207,884       29,000,778
  Distributions
    reinvested
    Retirement Class                  --           62,789
    Institutional Class               --          296,619
  Cost of shares redeemed
    Retirement Class          (1,051,503)      (1,762,417)
    Institutional Class      (22,311,071)      (8,267,939)
                            ------------     ------------
    Net increase
      (decrease) in net
      assets from share
      transactions             2,567,070       22,525,939
                            ------------     ------------
    Net Increase
      (Decrease) in Net
      Assets                  (1,225,580)     (25,624,687)
NET ASSETS
  Beginning                   56,510,001       30,885,314
                            ------------     ------------
  Ending                    $ 55,284,421     $ 56,510,001
                            ------------     ------------
                            ------------     ------------
Undistributed net
  investment income
  (loss), ending            $    414,273     $    126,744
                            ------------     ------------
                            ------------     ------------
RETIREMENT CLASS --
  CAPITAL SHARE ACTIVITY
  Shares sold                     70,299          141,616
  Distributions
    reinvested                        --            2,707
  Shares redeemed                (43,303)         (78,013)
                            ------------     ------------
                            ------------     ------------
  Net Retirement Share
    Activity                      26,996           66,310
                            ------------     ------------
                            ------------     ------------
INSTITUTIONAL CLASS --
  CAPITAL SHARE ACTIVITY
  Shares sold                    980,862        1,288,327
  Distributions
    reinvested                        --           12,785
  Shares redeemed               (914,300)        (374,348)
                            ------------     ------------
  Net Institutional Share
    Activity                      66,562          926,764
                            ------------     ------------
                            ------------     ------------

--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS
STATEMENT OF CHANGES IN NET ASSETS -- CONTINUED
PERIODS ENDED SEPTEMBER 30, 2001 AND MARCH 31, 2001

                                  HIGH QUALITY BOND                  HIGH YIELD BOND
                           -----------------------------------------------------------------
                            SEPTEMBER 30,                     SEPTEMBER 30,
                                 2001          MARCH 31,           2001          MARCH 31,
                             (UNAUDITED)          2001         (UNAUDITED)         2001
                           ----------------  --------------  ----------------  -------------
INCREASE (DECREASE) IN
  NET ASSETS
  FROM INVESTMENT
  OPERATIONS:
  Net investment income
    (loss)                  $  1,541,838     $  1,899,488      $ 2,609,887     $ 2,682,993
  Net realized gain
    (loss)                        36,019          780,994       (3,916,797)     (1,118,256)
  Net unrealized
    appreciation
    (depreciation)              (510,156)         779,643       (2,337,027)     (1,791,667)
                            ------------     ------------      -----------     -----------
    Net increase
      (decrease) in net
      assets from
      investment
      operations               1,067,701        3,460,125       (3,643,937)       (226,930)
                            ------------     ------------      -----------     -----------
DISTRIBUTIONS TO
  SHAREHOLDERS:
  From net investment
    income
    Retirement Class            (184,172)        (265,529)              (7)            (11)
    Institutional Class       (1,387,707)      (1,642,926)      (2,635,017)     (2,685,171)
  From net realized gains
    Retirement Class                  --               --               --              --
    Institutional Class               --               --               --              --
                            ------------     ------------      -----------     -----------
    Total distributions       (1,571,879)      (1,908,455)      (2,635,024)     (2,685,182)
                            ------------     ------------      -----------     -----------
FROM CAPITAL SHARE
  TRANSACTIONS:
  Proceeds from shares
    sold
    Retirement Class           2,753,064        2,405,349               --             163
    Institutional Class       23,346,612       40,650,134       21,598,177      29,075,385
  Distributions
    reinvested
    Retirement Class             184,172          265,526                5               8
    Institutional Class        1,387,246        1,625,989        2,458,236       2,064,335
  Cost of shares redeemed
    Retirement Class            (588,126)        (650,293)              --              --
    Institutional Class      (24,131,224)     (16,622,039)      (9,948,425)     (7,157,415)
                            ------------     ------------      -----------     -----------
    Net increase
      (decrease) in net
      assets from share
      transactions             2,951,744       27,674,666       14,107,993      23,982,476
                            ------------     ------------      -----------     -----------
    Net Increase
      (Decrease) in Net
      Assets                   2,447,566       29,226,336        7,829,032      21,070,364
NET ASSETS
  Beginning                   51,945,561       22,719,225       42,622,008      21,551,644
                            ------------     ------------      -----------     -----------
  Ending                    $ 54,393,127     $ 51,945,561      $50,451,040     $42,622,008
                            ------------     ------------      -----------     -----------
                            ------------     ------------      -----------     -----------
Undistributed net
  investment income
  (loss), ending            $   (132,965)    $   (102,924)     $   (25,881)    $    29,784
                            ------------     ------------      -----------     -----------
                            ------------     ------------      -----------     -----------
RETIREMENT CLASS --
  CAPITAL SHARE ACTIVITY
  Shares sold                    217,159          195,161               --              14
  Distributions
    reinvested                    14,568           21,553                1              --
  Shares redeemed                (46,139)         (52,831)              --              --
                            ------------     ------------      -----------     -----------
                            ------------     ------------      -----------     -----------
  Net Retirement Share
    Activity                     185,588          163,883                1              14
                            ------------     ------------      -----------     -----------
                            ------------     ------------      -----------     -----------
INSTITUTIONAL CLASS --
  CAPITAL SHARE ACTIVITY
  Shares sold                  1,830,029        3,262,887        2,043,666       2,581,278
  Distributions
    reinvested                   109,798          131,187          230,817         183,708
  Shares redeemed             (1,900,782)      (1,354,886)        (960,778)       (628,397)
                            ------------     ------------      -----------     -----------
  Net Institutional Share
    Activity                      39,045        2,039,188        1,313,705       2,136,589
                            ------------     ------------      -----------     -----------
                            ------------     ------------      -----------     -----------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
------------------------------------------------------------------------

NOTE A -- ORGANIZATION

  Nicholas-Applegate Institutional Funds (formerly Nicholas-Applegate Investment Trust) (the "Trust") is an open-end management investment company. The Trust was established as a Delaware business trust on December 17, 1992 and consists of nineteen separate portfolios (collectively the "Funds" and each a "Fund"). Each Fund's investment objectives, strategies and risks are discussed in the Funds' current prospectuses. All of the Funds offer Institutional shares ("Class I") and eight Funds offer Retirement shares ("Class R"). The Class R shares have no sales charge and distribution fees, but have a shareholder servicing fee. The eight Funds offering Class R shares are covered in this report with each Fund's operations accounted for separately.

NOTE B -- SIGNIFICANT ACCOUNTING POLICIES

  Significant accounting policies consistently followed by the Funds in preparing these financial statements are described below. The policies conform with accounting principles generally accepted in the United States.

SECURITY VALUATIONS

  The Funds value equity securities traded on national or international exchanges and market systems at the last sales price reported by the security's primary market at the time of daily valuation. If a last sales price is not available, these securities are valued at the mean between last reported bid and ask prices. Debt securities are valued at bid prices obtained from independent pricing services or from one or more dealers making markets in the securities. Security prices quoted in a foreign currency are translated using the current U.S. dollar exchange rate. Short-term securities maturing within 60 days are valued at amortized cost which approximates market value. When market quotations for securities are not readily available, a fair value is determined by the Investment Adviser in accordance with procedures established by the Board of Trustees.

SECURITY TRANSACTIONS AND INVESTMENT INCOME

  Security transactions are accounted for as of trade date. Realized gains and losses from security transactions are determined on an identified-cost basis.

  Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when the information becomes available to the Funds. Interest income is recorded on an accrual basis. Discounts and premiums on debt securities are accreted and amortized on the yield to maturity basis.

FOREIGN CURRENCY TRANSACTIONS

  At each net asset valuation date, the value of assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rate. Security transactions, income and expenses are converted at the prevailing exchange rate on the day of the event. The effect of changes in exchange rates on securities denominated in a foreign currency is included with the net realized and unrealized gain or loss of the associated security. Other foreign currency gains or losses are reported separately.

  Certain Funds may use forward foreign currency contracts to reduce their exposure to currency fluctuations of their foreign securities. These contracts are commitments to purchase or sell a foreign currency at a specified rate on a future date. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation of investments. The contract commitment is fully collateralized by cash or securities of the Fund. Foreign denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk,

--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- CONTINUED
--------------------------------------------------------------------------------

regulatory and market risk. Evaluating and monitoring such risk exposure is a part of the Funds' management strategy.

FUTURES CONTRACTS

  Each Fund may enter into futures contracts involving foreign currency, interest rates, securities, and securities indices, for hedging purposes only. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margin and are recorded as unrealized gains or losses by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

OPTIONS CONTRACTS

  The Funds may: (a) buy call options on foreign currency in anticipation of an increase in the value of the underlying asset; (b) buy put options on foreign currency, portfolio securities, and futures in anticipation of a decrease in the value of the underlying asset; and (c) write call options on portfolio securities and futures to generate income from premiums, and in anticipation of a decrease or only limited increase in the value of the underlying asset. If a call written by a Fund is exercised, the Fund foregoes any possible profit from an increase in the market price of the underlying asset over the exercise price plus the premium received. When a Fund writes options on futures contracts, it will be subject to margin requirements similar to those applied to futures contracts.

EQUITY-LINKED SECURITIES

  Certain Funds may purchase equity-linked securities, also known as participation notes, equity swaps, and zero strike calls and warrants. Equity-linked securities are primarily used by a Fund to access the securities market of a country from which the Fund would otherwise be precluded. The Fund deposits an amount of cash with its custodian (or broker, if legally permitted) in an amount equal to the selling price of the underlying security in exchange for an equity linked security. Upon sale, the Fund receives cash from the broker or custodian based on the change in the value of the underlying security. Aside from market risk there is of the underlying security risk of default by the other party to the transaction. In the event of insolvency of the other party, the Fund might be unable to obtain its expected benefit. In addition, while a Fund will seek to enter into such transactions only with parties which are capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to close out such a transaction with the other party or obtain an offsetting position with any other party, at any time prior to the end of the term of the underlying agreement. This may impair the Fund's ability to enter into other transactions at a time when doing so might be advantageous.

SECURITIES LENDING

  Each Fund may temporarily loan securities up to 30% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender's fee. The borrower fully collateralizes the loans with cash. The risk associated with portfolio lending is that the borrower may not provide additional collateral when required or return the securities when due.

--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- CONTINUED
--------------------------------------------------------------------------------

  The market value of securities on loan and the related collateral at September 30, 2001 were:

                                            MARKET VALUE   COLLATERAL
FUND                                         (IN 000'S)    (IN 000'S)
----                                        ------------   ----------
International Core Growth.................     $5,462        $5,738
Emerging Countries........................      2,424         2,586
Large Cap Growth..........................      5,110         5,402
Mid Cap Growth............................          5             6
Small Cap Growth..........................      4,825         5,028
Value.....................................        885           905

CREDIT FACILITY

  The Trust has a $30 million credit facility available to fund temporary or emergency borrowing. Each Fund pays its pro-rata share of an annual commitment fee plus interest on its specific borrowings. For the period ended
September 30, 2001, the Funds had no borrowings against the line of credit.

FEDERAL INCOME TAXES

  The Funds intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to shareholders. Accordingly, no provision for federal income taxes is required. A Fund investing in foreign securities records any foreign taxes on income and gains on such investments in accordance with the applicable tax rules. The Funds' tax accounting treatment of loss deferrals, passive foreign investment companies and expiration of capital loss carryforwards are different from the financial statement recognition of income and gains.

  Capital loss carryforwards may be used to offset current or future capital gains until expiration. The following table reflects capital loss carryforwards as of September 30, 2001.

                                           CAPITAL LOSS
                                           CARRYFORWARD   EXPIRATION
FUND                                        (IN 000'S)       DATE
----                                       ------------   ----------
International Core Growth................    $15,094      3/31/2009
Emerging Countries.......................     33,556      3/31/2009
Large Cap Growth.........................      4,810      3/31/2009
High Yield Bond..........................        197      3/31/2009

DISTRIBUTIONS TO SHAREHOLDERS

  The Funds record distributions to shareholders on the ex-dividend date. Distributions are determined in accordance with income tax regulations that may differ from generally accepted accounting principles. Accordingly, the Funds' capital accounts are periodically reclassified to reflect income and gains available for distribution under income tax regulations. The Funds make income and capital gain distributions at least annually. Funds with income objectives make distributions either quarterly or monthly in accordance with the prospectuses.

FUND EXPENSES AND MULTI-CLASS ALLOCATIONS

  Each Fund bears expenses incurred specifically on its behalf plus an allocation of its share of Trust level expenses. Each share offered by a Fund has equal rights to assets, but incurs certain Class specific expenses. The Funds allocate income, gains and losses, both realized and unrealized, and expenses, except for Class specific expenses, based on the relative net assets of each share class.

USE OF ESTIMATES

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from these estimates.

NICHOLAS-APPLEGATE SOUTHEAST ASIA FUND, LTD.

  The Emerging Countries Fund invests in the Indian and certain other Southeast Asia stock markets through Nicholas-Applegate Southeast Asia Fund Ltd., a limited life company incorporated under the laws of Mauritius (the "Mauritius Subsidiary"). The Mauritius Subsidiary is entitled to benefit from the double taxation treaty between India and Mauritius, and invests in India in what the Investment Adviser considers to be the most efficient way

--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- CONTINUED
--------------------------------------------------------------------------------

currently available. The Mauritius Subsidiary may also be utilized to invest in other Southeast Asia markets where deemed appropriate or advisable by the Investment Adviser. The Fund holds a 100% interest in a separate class of securities issued by the Mauritius Subsidiary, represented by a separate, underlying portfolio of securities. The accounts of the Mauritius Subsidiary are reflected in the Fund using consolidation accounting principles.

CHANGE IN ACCOUNTING PRINCIPLE

  As required, effective April 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Prior to April 1, 2001, the High Yield Bond Fund did not amortize premiums on debt securities. The cumulative effect of this accounting change had no impact on the total net assets of the Fund, but resulted in a $30,528 reduction in the cost of the securities and a corresponding $30,528 increase in net unrealized appreciation (depreciation), based on securities held by the Fund on September 30, 2001.

  The effect of this change for the six months ended September 30, 2001 was to decrease net investment income by $35,313, increase net unrealized appreciation (depreciation) by $11,933, increase net realized gains and losses by $23,380. The statement of changes in net assets and the financial highlights for prior periods have not been restated to reflect this change in presentation.

NOTE C -- TRANSACTIONS WITH AFFILIATES

  Nicholas-Applegate Capital Management, as the Investment Adviser of the Funds, receives the following annual fees payable monthly based on the average daily net assets of each Fund.

Emerging Countries..................   1.25%
International Core Growth and Small
  Cap Growth........................   1.00%
Large Cap Growth, Mid Cap Growth and
  Value.............................   0.75%
High Yield Bond.....................   0.60%
High Quality Bond...................   0.45%

  The fees are reduced on International Core Growth, Large Cap Growth, Mid Cap Growth, Value, High Quality Bond and High Yield Bond when the average net assets exceed $500 million.

  Under an Administrative Services agreement the Investment Adviser provides operational support services to the Funds at an annual fee on average daily net assets of 0.10%. For High Quality Bond Fund, the Investment Adviser has entered into an agreement with Criterion Investment Management LLC, ("the subadviser"). The agreement states that the subadviser will receive a fee paid by the Investment Adviser at an annualized rate of 0.25% of each of the Fund's daily net assets.

  The Investment Adviser has agreed to limit the Fund's expenses to certain levels through March 31, 2002. Expenses reimbursed by the Investment Adviser prior to July 24, 1998 may be recouped from the Funds within five years of that date. Expenses reimbursed by the Investment Adviser from July 24, 1998 through May 7, 1999 may be recouped from the Funds within five years after the year in which they are reimbursed. Any expenses reimbursed after May 7, 1999 may be recouped within three years after the year in which they are reimbursed. The Investment Adviser will recover such reimbursements to the extent of the differences between a Fund's actual expenses (exclusive of interest expense, taxes,

--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- CONTINUED
--------------------------------------------------------------------------------

brokerage, and the costs of establishing and maintaining the Mauritius investment company) when they fall below the limit, and the voluntary limit.

                                     EXPENSE LIMIT
                               --------------------------   UNREIMBURSED
                               INSTITUTIONAL   RETIREMENT      AMOUNTS
FUND                               CLASS         CLASS       AT 9/30/01
----                           -------------   ----------   -------------
International Core Growth....      1.40%         1.65%       $       --
Emerging Countries...........      1.65%         1.90%        1,245,954
Large Cap Growth.............      1.00%         1.25%          289,177
Mid Cap Growth...............      1.00%         1.25%        1,089,836
Small Cap Growth.............      1.25%         1.50%        2,065,539
Value........................      1.00%         1.25%          445,459
High Quality Bond............      0.45%         0.70%          945,386
High Yield Bond..............      0.75%         1.00%          346,468

  The Class R shares have a shareholder servicing agreement with the Distributor. The shareholder servicing plan is a compensation plan, which compensates the Distributor for expenses in connection with non-distribution shareholder services provided by the Distributor to other financial institutions. The Retirement Class pays an annual fee on its average daily net assets of up to 0.25% under the shareholder servicing agreement.

  Certain officers of the Trust are also officers of the Investment Adviser and Distributor. The Trustees who are not affiliated with the Investment Adviser receive annual compensation of approximately $31,000 each from the Trust.

NOTE D -- INVESTMENT TRANSACTIONS

  The following table presents purchases and sales of securities, excluding short-term investments, during the six months ended September 30, 2001 to indicate the volume of transactions in each Fund. The tax cost of securities held at September 30, 2001 and the related gross and net unrealized appreciation and depreciation, provides aggregate information on a tax basis against which future gains and losses on these investments are measured for distribution purposes.

                                                                                                 NET
                                                                GROSS           GROSS         UNREALIZED
                                                              UNREALIZED     UNREALIZED      APPRECIATION
                      PURCHASES      SALES       TAX COST    APPRECIATION   DEPRECIATION    (DEPRECIATION)
FUND                  (IN 000'S)   (IN 000'S)   (IN 000'S)    (IN 000'S)     (IN 000'S)       (IN 000'S)
----                  ----------   ----------   ----------   ------------   -------------   --------------
International Core
 Growth..............  $238,044     $224,034     $223,041       $4,892        $(18,518)        $(13,626)
Emerging Countries...   110,314      133,518       93,410        2,582         (18,037)         (15,455)
Large Cap Growth.....   118,784      108,461       94,598          651         (15,856)         (15,205)
Mid Cap Growth.......    88,157       89,599       94,728        3,895         (19,040)         (15,145)
Small Cap Growth.....   149,508      120,013      156,060        6,874         (31,833)         (24,959)
Value................    37,774       34,873       57,281        3,700          (4,877)          (1,177)
High Quality Bond....   144,404      138,533       59,975        1,210          (1,056)             154
High Yield Bond......    45,087       32,587       54,467          401          (5,190)          (4,789)

NOTE E -- FINANCIAL INSTRUMENTS

  During the year, several of the Funds have been party to financial instruments with off-balance sheet risks, including forward foreign currency contracts and futures contracts, primarily in an attempt to minimize the risk to the Fund, in respect of its portfolio transactions. These instruments involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from unexpected movement in currencies, securities values and interest rates. The contract amounts indicate the extent of the Funds' involvement in such contracts.

FORWARDS

  When entering a forward currency contract, the Fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed upon price on an agreed upon future date.

  At September 30, 2001, International Core Growth and High Quality Bond Fund had outstanding forward contracts for the purchase and sale of currencies as set out below. The contracts are reported in the financial statements at the Fund's net equity, as measured by the difference between the forward foreign exchange rates at the dates of entry

--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- CONTINUED
--------------------------------------------------------------------------------

into the contracts and the forward rates at the reporting date, or the date an offsetting position, if any, has been entered into.

                                                                         NET
                                                                      UNREALIZED
                                                        MARKET      APPRECIATION/
                           LOCAL        SETTLEMENT      VALUE       (DEPRECIATION)
                          CURRENCY         DATE          US$             US$
                       --------------   ----------   ------------   --------------
INTERNATIONAL CORE GROWTH
To Sell:
JPY..................  (1,618,399,707)   11/21/01    $(13,635,078)    $ 209,231
                                                                      ---------
Net equity in foreign currency exchange contracts................     $ 209,231
                                                                      =========
HIGH QUALITY BOND
To Buy:
European Euro........         250,000    11/15/01    $    227,364     $  (2,084)
European Euro*.......         230,000    11/15/01         209,175          (654)
European Euro*.......         300,000    11/15/01         272,837        (3,118)
JPY*.................      32,500,000    11/15/01         273,697        (7,450)
To Sell:
European Euro........      (4,170,000)   11/15/01    $ (3,972,429)    $(142,954)
European Euro*.......        (230,000)   11/15/01        (209,175)       (6,775)
European Euro*.......        (300,000)   11/15/01        (272,837)       (8,837)
JPY*.................     (32,500,000)   11/15/01        (273,697)       (3,325)
                                                                      ---------
Net equity in foreign currency exchange contracts................     $(175,197)
                                                                      =========

* The Fund has entered into offsetting forward currency contracts.

OPTIONS

  Transactions in options written during the six months ended September 30, 2001, were as follows:

                                         HIGH QUALITY BOND FUND
                                      ----------------------------
                                      NUMBER OF       PREMIUMS
                                      CONTRACTS    PAID/(RECEIVED)
                                      ----------   ---------------
Options outstanding at March 31,
 2001...............................   (650,000)       $(6,046)
Options expired.....................    650,000          6,046
                                       --------        -------
Options outstanding at September 30,
 2001...............................         --        $    --
                                       ========        =======

--------------------------------------------------------------------------------

               TRUSTEES OF NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS

                               Arthur E. Nicholas
                                 Walter E. Auch
                               Darlene T. DeRemer
                                George F. Keane

                                    OFFICERS

                           E. Blake Moore, PRESIDENT
                        Charles H. Field, Jr., SECRETARY
                     Deborah A. Wussow, ASSISTANT SECRETARY
                          C. William Maher, TREASURER
                     Thomas Muscarella, ASSISTANT TREASURER

                               INVESTMENT ADVISER

                     Nicholas-Applegate Capital Management

                                  DISTRIBUTOR

                         Nicholas-Applegate Securities

                                   CUSTODIAN

                 Brown Brothers Harriman & Co., Private Bankers

                                 TRANSFER AGENT

                       State Street Bank & Trust Company

[NICHOLAS APPLEGATE LOGO]
INSTITUTIONAL FUNDS

600 West Broadway
San Diego, California 92101
800 - 551 - 8643
Nicholas-Applegate Securities, Distributor

SEMIANN901RET